UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07851


                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                   ------------------------------------------
               (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
              (Address of principal executive offices)(Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:(650) 312-2000

Date of fiscal year end: 12/31
                         ----------

Date of reporting period: 12/31/08
                         ----------


     ITEM 1. REPORTS TO STOCKHOLDERS.



                                    (GRAPHIC)

                                DECEMBER 31, 2008

                               Franklin Templeton
                            Conservative Target Fund

                               Franklin Templeton
                              Moderate Target Fund

                               Franklin Templeton
                               Growth Target Fund

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                               FRANKLIN TEMPLETON
                              FUND ALLOCATOR SERIES

                                ASSET ALLOCATION

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                        Franklin - Templeton - Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups
                             operates autonomously, relying on its own
                             research and staying true to the unique
                             investment disciplines that underlie its
                             success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work
                             independently and adhere to different
                             investment approaches, Franklin, Templeton and
                             Mutual Series funds typically have distinct
                             portfolios. That's why our funds can be used to
                             build truly diversified allocation plans
                             covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional
                             risk-adjusted returns over the long term, as
                             well as the reliable, accurate and personal
                             service that has helped us become one of the
                             most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT
Economic and Market Overview ..............................................    3
Franklin Templeton Conservative Target Fund ...............................    5
Franklin Templeton Moderate Target Fund ...................................   15
Franklin Templeton Growth Target Fund .....................................   25
Financial Highlights and Statements of Investments ........................   35
Financial Statements ......................................................   53
Notes to Financial Statements .............................................   58
Report of Independent Registered Public Accounting Firm ...................   68
Tax Designation ...........................................................   69
Board Members and Officers ................................................   70
Shareholder Information ...................................................   74

Shareholder Letter

Dear Shareholder:

The year 2008 was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. economy slipped into recession, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the stock market crash of 1987. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed annual report for Franklin Templeton Fund Allocator Series, the portfolio manager discusses market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Templeton Fund Allocator Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE OBTAINED FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Economic and Market Overview

In 2008, the U.S. economy faltered and The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation's economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.(1) In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

The weakening U.S. economy negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. In an environment of extremely high commodity prices that increased inflationary pressure, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world's other central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world's monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

(1.) Source: Bureau of Labor Statistics.


                                Annual Report | 3

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                4 | Annual Report

Franklin Templeton Conservative Target Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Conservative Target Fund seeks the highest level of long-term total return consistent with a lower level of risk.(1)

ASSET ALLOCATION*

Franklin Templeton Conservative Target Fund
Based on Total Net Assets as of 12/31/08

                                  (PIE CHART)

Domestic Fixed Income ........................   27.0%
Domestic Equity ..............................   25.9%
Foreign Fixed Income .........................   14.4%
Foreign Equity ...............................   11.8%
Short-Term Investments & Other Net Assets ....   20.9%

* The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Templeton Conservative Target Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Conservative Target Fund - Class A had a -15.41% cumulative total return for the 12 months under review. By comparison the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index for equities, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index for fixed income, and the Payden & Rygel (P&R) 90 Day U.S. T-Bill Index for short-term investments and other net assets, had total returns of -37.00%,

(1.) The risk/reward potential is based on the Fund's goal and level of risk. It is not indicative of the Fund's actual or implied performance or portfolio composition, which may change on a continuous basis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S SOI, WHICH BEGINS ON PAGE 40.


                                Annual Report | 5

TOP 10 FUND HOLDINGS

Franklin Templeton Conservative Target Fund
12/31/08

                                                           % OF TOTAL
                                                           NET ASSETS
                                                           ----------

Franklin U.S. Government Securities Fund - Advisor Class      14.6%
Templeton Global Bond Fund - Advisor Class                    14.4%
Franklin Total Return Fund - Advisor Class                     9.6%
Franklin Flex Cap Growth Fund - Advisor Class                  8.8%
Mutual Shares Fund - Class Z                                   8.0%
Mutual European Fund - Class Z                                 4.3%
Franklin Small Cap Growth Fund - Advisor Class                 4.0%
Franklin Strategic Mortgage Portfolio                          2.8%
Templeton Foreign Fund -  Advisor Class                        2.5%
Franklin Gold and Precious Metals Fund - Advisor Class         2.4%

-43.06%, +5.24% and +2.10%, respectively, during the same time.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series is intended to increase the consistency of the Target Funds' results relative to one another. For your reference, Franklin Templeton Conservative Target Fund seeks to maintain the following asset class allocations: 40% equity funds, 40% fixed income funds, and 20% short-term investments and other net assets.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Conservative Target Fund's domestic equity exposure was 68.6% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2008, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Flex Cap Growth Fund - Advisor Class, representing 8.8% of the Fund's total net assets, was our largest equity fund weighting at period-end.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Payden & Rygel. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                6 | Annual Report

On the fixed income side, domestic exposure was 65.2% of the Fund's total income weighting, with the balance represented by foreign fixed income. Franklin U.S. Government Securities Fund - Advisor Class was our largest fixed income fund weighting at 14.6% of total net assets.

Our largest domestic growth fund holding, Franklin Flex Cap Growth Fund - Advisor Class, and our largest domestic value fund holding, Mutual Shares Fund - Class Z, performed comparably to the S&P 500 during the 12-month reporting period. However, Franklin Small Cap Growth Fund - Advisor Class lagged the S&P
500. Our largest foreign equity fund holding, Mutual European Fund - Class Z, performed better than the MSCI EAFE Index. In contrast, Templeton Foreign Fund - Advisor Class underperformed the MSCI EAFE Index. On the fixed income side, Franklin U.S. Government Securities Fund - Advisor Class and Templeton Global Bond Fund - Advisor Class outperformed the BC U.S. Aggregate Index, while Franklin Strategic Mortgage Portfolio underperformed.

Thank you for your continued participation in Franklin Templeton Conservative Target Fund. We look forward to serving your future investment needs.

                          (PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey

T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton Conservative Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTCIX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$2.67    $10.92     $13.59
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3831
Long-Term Capital Gain            $0.2407
   TOTAL                          $0.6238

CLASS B (SYMBOL: N/A)                       CHANGE   12/31/08   12/31/07
---------------------                       ------   --------   --------
Net Asset Value (NAV)                       -$2.67    $10.88     $13.55
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.2918
Long-Term Capital Gain            $0.2407
   TOTAL                          $0.5325

CLASS C (SYMBOL: FTCCX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$2.65    $10.77     $13.42
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.2992
Long-Term Capital Gain            $0.2407
   TOTAL                          $0.5399

CLASS R (SYMBOL: FTCRX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$2.66    $10.89     $13.55
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3539
Long-Term Capital Gain            $0.2407
   TOTAL                          $0.5946

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   12/31/08   12/31/07
---------------------------                 ------   --------   --------
Net Asset Value (NAV)                       -$2.66    $10.91     $13.57
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.4131
Long-Term Capital Gain            $0.2407
   TOTAL                          $0.6538


                                8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   ---------
Cumulative Total Return(2)                       -15.41%   +13.83%    +57.83%
Average Annual Total Return(3)                   -20.28%    +1.41%     +4.05%
Value of $10,000 Investment(4)                  $ 7,972   $10,726    $14,875
   Total Annual Operating Expenses(5)
      Without Waiver                    1.41%
      With Waiver                       1.18%

                                                                    INCEPTION
CLASS B                                          1-YEAR    5-YEAR   (12/1/03)
-------                                         -------   -------   ---------
Cumulative Total Return(2)                       -16.02%    +9.58%    +11.45%
Average Annual Total Return(3)                   -19.24%    +1.50%     +1.99%
Value of $10,000 Investment(4)                  $ 8,076   $10,773    $11,052
   Total Annual Operating Expenses(5)
      Without Waiver                    2.16%
      With Waiver                       1.93%

CLASS C                                          1-YEAR    5-YEAR    10-YEAR
-------                                         -------   -------   ---------
Cumulative Total Return(2)                       -16.04%    +9.63%    +46.46%
Average Annual Total Return(3)                   -16.84%    +1.86%     +3.89%
Value of $10,000 Investment(4)                  $ 8,316   $10,963    $14,646
   Total Annual Operating Expenses(5)
      Without Waiver                    2.16%
      With Waiver                       1.93%

                                                                    INCEPTION
CLASS R                                          1-YEAR    5-YEAR    (1/1/02)
-------                                         -------   -------   ---------
Cumulative Total Return(2)                       -15.58%   +12.40%    +26.21%
Average Annual Total Return(3)                   -15.58%    +2.37%     +3.38%
Value of $10,000 Investment(4)                  $ 8,442   $11,240    $12,621
   Total Annual Operating Expenses(5)
      Without Waiver                    1.66%
      With Waiver                       1.43%

ADVISOR CLASS(6)                                 1-YEAR    5-YEAR    10-YEAR
----------------                                -------   -------   ---------
Cumulative Total Return(2)                       -15.15%   +14.67%    +59.00%
Average Annual Total Return(3)                   -15.15%    +2.78%     +4.75%
Value of $10,000 Investment(4)                  $ 8,485   $11,467    $15,900
   Total Annual Operating Expenses(5)
      Without Waiver                    1.16%
      With Waiver                       0.93%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ASSET ALLOCATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES), DO NOT EXCEED 0.93% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/08
-------   --------
1-Year     -20.28%
5-Year      +1.41%
10-Year     +4.05%

                            CLASS A (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN TEMPLETON CONSERVATIVE   S&P 500   MSCI EAFE   BARCLAYS CAPITAL U.S.     P&R 90-DAY U.S.
   DATE           TARGET FUND - CLASS A         INDEX      INDEX        AGGREGATE INDEX      TREASURY BILL INDEX
----------   -------------------------------   -------   ---------   ---------------------   -------------------
  1/1/1999               $ 9,424               $10,000    $10,000           $10,000                $10,000
 1/31/1999               $ 9,487               $10,418    $ 9,957           $10,071                $10,039
 2/28/1999               $ 9,362               $10,094    $ 9,714           $ 9,896                $10,071
 3/31/1999               $ 9,503               $10,498    $10,139           $ 9,950                $10,114
 4/30/1999               $ 9,737               $10,905    $10,556           $ 9,982                $10,152
 5/31/1999               $ 9,656               $10,647    $10,033           $ 9,894                $10,190
 6/30/1999               $ 9,814               $11,238    $10,437           $ 9,863                $10,228
 7/31/1999               $ 9,750               $10,887    $10,744           $ 9,821                $10,272
 8/31/1999               $ 9,759               $10,833    $10,789           $ 9,816                $10,310
 9/30/1999               $ 9,746               $10,536    $10,899           $ 9,930                $10,355
10/31/1999               $10,012               $11,203    $11,299           $ 9,967                $10,396
11/30/1999               $10,553               $11,431    $11,687           $ 9,966                $10,437
12/31/1999               $11,335               $12,104    $12,730           $ 9,918                $10,485
 1/31/2000               $11,213               $11,496    $11,913           $ 9,885                $10,526
 2/29/2000               $12,144               $11,278    $12,231           $10,005                $10,574
 3/31/2000               $11,975               $12,382    $12,722           $10,137                $10,627
 4/30/2000               $11,530               $12,009    $12,062           $10,108                $10,681
 5/31/2000               $11,284               $11,763    $11,788           $10,103                $10,738
 6/30/2000               $11,609               $12,053    $12,257           $10,313                $10,785
 7/31/2000               $11,580               $11,864    $11,740           $10,407                $10,834
 8/31/2000               $12,029               $12,601    $11,847           $10,558                $10,891
 9/30/2000               $11,905               $11,936    $11,271           $10,624                $10,950
10/31/2000               $11,741               $11,886    $10,999           $10,694                $11,006
11/30/2000               $11,316               $10,949    $10,582           $10,869                $11,066
12/31/2000               $11,681               $11,002    $10,953           $11,071                $11,130
 1/31/2001               $11,997               $11,392    $10,948           $11,252                $11,202
 2/28/2001               $11,620               $10,354    $10,128           $11,350                $11,248
 3/31/2001               $11,321               $ 9,698    $ 9,457           $11,407                $11,304
 4/30/2001               $11,679               $10,451    $10,121           $11,360                $11,351
 5/31/2001               $11,751               $10,521    $ 9,771           $11,428                $11,395
 6/30/2001               $11,699               $10,265    $ 9,375           $11,471                $11,428
 7/31/2001               $11,647               $10,164    $ 9,206           $11,728                $11,466
 8/31/2001               $11,503               $ 9,528    $ 8,974           $11,862                $11,504
 9/30/2001               $10,875               $ 8,759    $ 8,067           $12,000                $11,554
10/31/2001               $11,177               $ 8,926    $ 8,274           $12,251                $11,584
11/30/2001               $11,448               $ 9,610    $ 8,579           $12,082                $11,609
12/31/2001               $11,574               $ 9,694    $ 8,630           $12,006                $11,627
 1/31/2002               $11,563               $ 9,553    $ 8,172           $12,103                $11,644
 2/28/2002               $11,553               $ 9,369    $ 8,230           $12,220                $11,659
 3/31/2002               $11,791               $ 9,721    $ 8,679           $12,017                $11,676
 4/30/2002               $11,823               $ 9,132    $ 8,742           $12,250                $11,694
 5/31/2002               $11,780               $ 9,064    $ 8,861           $12,354                $11,712
 6/30/2002               $11,440               $ 8,419    $ 8,512           $12,461                $11,730
 7/31/2002               $10,979               $ 7,763    $ 7,672           $12,612                $11,746
 8/31/2002               $11,054               $ 7,813    $ 7,656           $12,825                $11,764
 9/30/2002               $10,712               $ 6,964    $ 6,836           $13,032                $11,782
10/31/2002               $10,917               $ 7,577    $ 7,204           $12,973                $11,800
11/30/2002               $11,209               $ 8,023    $ 7,532           $12,969                $11,819
12/31/2002               $11,136               $ 7,552    $ 7,279           $13,237                $11,831
 1/31/2003               $11,092               $ 7,354    $ 6,976           $13,249                $11,844
 2/28/2003               $11,059               $ 7,244    $ 6,816           $13,432                $11,854
 3/31/2003               $11,044               $ 7,314    $ 6,687           $13,422                $11,868
 4/30/2003               $11,449               $ 7,917    $ 7,351           $13,532                $11,879
 5/31/2003               $11,886               $ 8,334    $ 7,803           $13,785                $11,891
 6/30/2003               $11,955               $ 8,440    $ 7,996           $13,757                $11,906
 7/31/2003               $11,965               $ 8,589    $ 8,191           $13,295                $11,914
 8/31/2003               $12,229               $ 8,756    $ 8,390           $13,383                $11,923
 9/30/2003               $12,311               $ 8,663    $ 8,650           $13,737                $11,934
10/31/2003               $12,609               $ 9,153    $ 9,190           $13,609                $11,943
11/30/2003               $12,807               $ 9,234    $ 9,396           $13,642                $11,953
12/31/2003               $13,068               $ 9,718    $10,130           $13,781                $11,962
 1/31/2004               $13,168               $ 9,897    $10,274           $13,892                $11,972
 2/29/2004               $13,290               $10,034    $10,513           $14,042                $11,980
 3/31/2004               $13,308               $ 9,883    $10,576           $14,147                $11,990
 4/30/2004               $12,974               $ 9,728    $10,346           $13,779                $11,999
 5/31/2004               $13,052               $ 9,861    $10,391           $13,724                $12,007
 6/30/2004               $13,208               $10,053    $10,623           $13,801                $12,012
 7/31/2004               $13,029               $ 9,720    $10,279           $13,938                $12,024
 8/31/2004               $13,130               $ 9,759    $10,327           $14,204                $12,035
 9/30/2004               $13,345               $ 9,865    $10,598           $14,243                $12,049
10/31/2004               $13,536               $10,016    $10,961           $14,362                $12,063
11/30/2004               $13,883               $10,421    $11,712           $14,248                $12,075
12/31/2004               $14,111               $10,776    $12,227           $14,379                $12,098
 1/31/2005               $13,930               $10,513    $12,003           $14,469                $12,115
 2/28/2005               $14,145               $10,734    $12,525           $14,384                $12,134
 3/31/2005               $13,953               $10,544    $12,215           $14,310                $12,162
 4/30/2005               $13,805               $10,344    $11,941           $14,503                $12,188
 5/31/2005               $14,010               $10,673    $11,960           $14,660                $12,216
 6/30/2005               $14,136               $10,689    $12,123           $14,740                $12,243
 7/31/2005               $14,352               $11,086    $12,496           $14,606                $12,270
 8/31/2005               $14,409               $10,985    $12,815           $14,793                $12,304
 9/30/2005               $14,515               $11,074    $13,388           $14,641                $12,339
10/31/2005               $14,298               $10,889    $12,998           $14,525                $12,367
11/30/2005               $14,595               $11,301    $13,320           $14,589                $12,408
12/31/2005               $14,774               $11,305    $13,940           $14,728                $12,447
 1/31/2006               $15,226               $11,604    $14,797           $14,729                $12,483
 2/28/2006               $15,226               $11,636    $14,767           $14,778                $12,523
 3/31/2006               $15,388               $11,781    $15,261           $14,633                $12,572
 4/30/2006               $15,551               $11,939    $16,001           $14,606                $12,617
 5/31/2006               $15,236               $11,595    $15,399           $14,591                $12,666
 6/30/2006               $15,247               $11,611    $15,404           $14,621                $12,714
 7/31/2006               $15,247               $11,683    $15,559           $14,819                $12,766
 8/31/2006               $15,459               $11,961    $15,991           $15,046                $12,822
 9/30/2006               $15,518               $12,269    $16,019           $15,178                $12,879
10/31/2006               $15,851               $12,669    $16,643           $15,278                $12,928
11/30/2006               $16,172               $12,909    $17,145           $15,456                $12,983
12/31/2006               $16,239               $13,091    $17,684           $15,366                $13,039
 1/31/2007               $16,385               $13,289    $17,805           $15,360                $13,092
 2/28/2007               $16,422               $13,029    $17,952           $15,597                $13,143
 3/31/2007               $16,584               $13,174    $18,418           $15,597                $13,203
 4/30/2007               $16,903               $13,758    $19,252           $15,681                $13,260
 5/31/2007               $17,147               $14,238    $19,616           $15,562                $13,320
 6/30/2007               $17,100               $14,001    $19,646           $15,516                $13,370
 7/31/2007               $16,975               $13,567    $19,359           $15,646                $13,421
 8/31/2007               $17,025               $13,771    $19,061           $15,838                $13,497
 9/30/2007               $17,577               $14,286    $20,084           $15,958                $13,546
10/31/2007               $17,968               $14,513    $20,876           $16,101                $13,587
11/30/2007               $17,602               $13,906    $20,195           $16,391                $13,648
12/31/2007               $17,585               $13,810    $19,741           $16,437                $13,680
 1/31/2008               $17,145               $12,981    $17,920           $16,713                $13,750
 2/29/2008               $17,171               $12,560    $18,182           $16,736                $13,774
 3/31/2008               $17,030               $12,505    $17,999           $16,793                $13,806
 4/30/2008               $17,394               $13,115    $18,999           $16,758                $13,820
 5/31/2008               $17,576               $13,284    $19,220           $16,635                $13,827
 6/30/2008               $16,943               $12,164    $17,652           $16,622                $13,848
 7/31/2008               $16,823               $12,062    $17,087           $16,608                $13,876
 8/31/2008               $16,850               $12,237    $16,399           $16,766                $13,895
 9/30/2008               $16,069               $11,146    $14,034           $16,541                $13,933
10/31/2008               $14,730               $ 9,274    $11,203           $16,150                $13,954
11/30/2008               $14,462               $ 8,609    $10,602           $16,676                $13,969
12/31/2008               $14,875               $ 8,700    $11,241           $17,298                $13,967
                         -------               -------    -------           -------                -------
Total Returns              48.75%               -13.00%     12.41%            72.98%                 39.67%
                         =======               =======    =======           =======                =======

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     12/31/08
-------                     --------
1-Year                       -19.24%
5-Year                        +1.50%
Since Inception (12/1/03)     +1.99%

                           CLASS B (12/1/03-12/31/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN TEMPLETON CONSERVATIVE   S&P 500   MSCI EAFE   BARCLAYS CAPITAL U.S.     P&R 90-DAY U.S.
   DATE           TARGET FUND - CLASS B         INDEX      INDEX        AGGREGATE INDEX      TREASURY BILL INDEX
----------   -------------------------------   -------   ---------   ---------------------   -------------------
 12/1/2003               $10,000               $10,000    $10,000           $10,000                $10,000
12/31/2003               $10,170               $10,524    $10,782           $10,102                $10,008
 1/31/2004               $10,239               $10,718    $10,935           $10,183                $10,016
 2/29/2004               $10,326               $10,867    $11,189           $10,293                $10,023
 3/31/2004               $10,337               $10,703    $11,257           $10,370                $10,031
 4/30/2004               $10,068               $10,535    $11,012           $10,101                $10,038
 5/31/2004               $10,129               $10,679    $11,059           $10,060                $10,045
 6/30/2004               $10,237               $10,887    $11,306           $10,117                $10,050
 7/31/2004               $10,098               $10,527    $10,941           $10,217                $10,059
 8/31/2004               $10,168               $10,569    $10,991           $10,412                $10,069
 9/30/2004               $10,329               $10,684    $11,280           $10,440                $10,080
10/31/2004               $10,468               $10,847    $11,666           $10,528                $10,092
11/30/2004               $10,738               $11,286    $12,466           $10,444                $10,102
12/31/2004               $10,908               $11,670    $13,013           $10,540                $10,122
 1/31/2005               $10,751               $11,385    $12,775           $10,606                $10,136
 2/28/2005               $10,917               $11,625    $13,330           $10,544                $10,151
 3/31/2005               $10,757               $11,419    $13,001           $10,490                $10,175
 4/30/2005               $10,643               $11,202    $12,710           $10,632                $10,196
 5/31/2005               $10,792               $11,559    $12,729           $10,747                $10,220
 6/30/2005               $10,878               $11,575    $12,903           $10,805                $10,243
 7/31/2005               $11,045               $12,006    $13,299           $10,707                $10,265
 8/31/2005               $11,080               $11,896    $13,639           $10,844                $10,293
 9/30/2005               $11,150               $11,993    $14,250           $10,732                $10,323
10/31/2005               $10,982               $11,793    $13,834           $10,647                $10,347
11/30/2005               $11,194               $12,239    $14,177           $10,695                $10,381
12/31/2005               $11,330               $12,243    $14,837           $10,796                $10,414
 1/31/2006               $11,669               $12,567    $15,749           $10,797                $10,443
 2/28/2006               $11,669               $12,601    $15,717           $10,833                $10,477
 3/31/2006               $11,779               $12,758    $16,243           $10,726                $10,518
 4/30/2006               $11,886               $12,929    $17,030           $10,707                $10,555
 5/31/2006               $11,645               $12,557    $16,389           $10,695                $10,597
 6/30/2006               $11,650               $12,574    $16,395           $10,718                $10,637
 7/31/2006               $11,632               $12,652    $16,560           $10,863                $10,680
 8/31/2006               $11,795               $12,953    $17,019           $11,029                $10,727
 9/30/2006               $11,835               $13,287    $17,049           $11,126                $10,774
10/31/2006               $12,071               $13,720    $17,714           $11,200                $10,816
11/30/2006               $12,316               $13,981    $18,248           $11,330                $10,862
12/31/2006               $12,355               $14,177    $18,822           $11,264                $10,909
 1/31/2007               $12,457               $14,391    $18,951           $11,259                $10,953
 2/28/2007               $12,485               $14,110    $19,106           $11,433                $10,996
 3/31/2007               $12,593               $14,267    $19,603           $11,433                $11,046
 4/30/2007               $12,836               $14,899    $20,491           $11,495                $11,094
 5/31/2007               $13,013               $15,419    $20,878           $11,408                $11,143
 6/30/2007               $12,962               $15,163    $20,910           $11,374                $11,185
 7/31/2007               $12,857               $14,693    $20,604           $11,469                $11,228
 8/31/2007               $12,886               $14,913    $20,287           $11,610                $11,292
 9/30/2007               $13,299               $15,471    $21,376           $11,698                $11,333
10/31/2007               $13,587               $15,717    $22,219           $11,803                $11,367
11/30/2007               $13,299               $15,060    $21,494           $12,015                $11,419
12/31/2007               $13,272               $14,955    $21,011           $12,049                $11,445
 1/31/2008               $12,948               $14,058    $19,072           $12,251                $11,504
 2/29/2008               $12,948               $13,602    $19,352           $12,268                $11,524
 3/31/2008               $12,836               $13,543    $19,157           $12,310                $11,550
 4/30/2008               $13,111               $14,203    $20,222           $12,284                $11,562
 5/31/2008               $13,229               $14,387    $20,457           $12,194                $11,568
 6/30/2008               $12,748               $13,174    $18,788           $12,184                $11,586
 7/31/2008               $12,647               $13,063    $18,187           $12,174                $11,609
 8/31/2008               $12,667               $13,252    $17,454           $12,290                $11,624
 9/30/2008               $12,066               $12,071    $14,937           $12,125                $11,656
10/31/2008               $11,058               $10,044    $11,923           $11,839                $11,674
11/30/2008               $10,846               $ 9,323    $11,285           $12,224                $11,687
12/31/2008               $11,052               $ 9,422    $11,964           $12,680                $11,685
                         -------               -------    -------           -------                -------
Total Returns              10.52%                -5.78%     19.64%            26.80%                 16.85%
                         =======               =======    =======           =======                =======


                               10 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/08
-------   --------
1-Year     -16.84%
5-Year      +1.86%
10-Year     +3.89%

                            CLASS C (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                                                                                               P&R 90-DAY
             FRANKLIN TEMPLETON CONSERVATIVE   S&P 500   MSCI EAFE   BARCLAYS CAPITAL U.S.   U.S. TREASURY
   DATE           TARGET FUND - CLASS C         INDEX      INDEX       AGGREGATE INDEX         BILL INDEX
----------   -------------------------------   -------   ---------   ---------------------   -------------
  1/1/1999               $10,000               $10,000    $10,000           $10,000             $10,000
 1/31/1999               $10,058               $10,418    $ 9,957           $10,071             $10,039
 2/28/1999               $ 9,923               $10,094    $ 9,714           $ 9,896             $10,071
 3/31/1999               $10,071               $10,498    $10,139           $ 9,950             $10,114
 4/30/1999               $10,302               $10,905    $10,556           $ 9,982             $10,152
 5/31/1999               $10,215               $10,647    $10,033           $ 9,894             $10,190
 6/30/1999               $10,371               $11,238    $10,437           $ 9,863             $10,228
 7/31/1999               $10,304               $10,887    $10,744           $ 9,821             $10,272
 8/31/1999               $10,304               $10,833    $10,789           $ 9,816             $10,310
 9/30/1999               $10,288               $10,536    $10,899           $ 9,930             $10,355
10/31/1999               $10,561               $11,203    $11,299           $ 9,967             $10,396
11/30/1999               $11,117               $11,431    $11,687           $ 9,966             $10,437
12/31/1999               $11,940               $12,104    $12,730           $ 9,918             $10,485
 1/31/2000               $11,801               $11,496    $11,913           $ 9,885             $10,526
 2/29/2000               $12,778               $11,278    $12,231           $10,005             $10,574
 3/31/2000               $12,587               $12,382    $12,722           $10,137             $10,627
 4/30/2000               $12,115               $12,009    $12,062           $10,108             $10,681
 5/31/2000               $11,855               $11,763    $11,788           $10,103             $10,738
 6/30/2000               $12,176               $12,053    $12,257           $10,313             $10,785
 7/31/2000               $12,146               $11,864    $11,740           $10,407             $10,834
 8/31/2000               $12,600               $12,601    $11,847           $10,558             $10,891
 9/30/2000               $12,467               $11,936    $11,271           $10,624             $10,950
10/31/2000               $12,294               $11,886    $10,999           $10,694             $11,006
11/30/2000               $11,835               $10,949    $10,582           $10,869             $11,066
12/31/2000               $12,211               $11,002    $10,953           $11,071             $11,130
 1/31/2001               $12,533               $11,392    $10,948           $11,252             $11,202
 2/28/2001               $12,136               $10,354    $10,128           $11,350             $11,248
 3/31/2001               $11,815               $ 9,698    $ 9,457           $11,407             $11,304
 4/30/2001               $12,181               $10,451    $10,121           $11,360             $11,351
 5/31/2001               $12,246               $10,521    $ 9,771           $11,428             $11,395
 6/30/2001               $12,181               $10,265    $ 9,375           $11,471             $11,428
 7/31/2001               $12,127               $10,164    $ 9,206           $11,728             $11,466
 8/31/2001               $11,964               $ 9,528    $ 8,974           $11,862             $11,504
 9/30/2001               $11,305               $ 8,759    $ 8,067           $12,000             $11,554
10/31/2001               $11,611               $ 8,926    $ 8,274           $12,251             $11,584
11/30/2001               $11,884               $ 9,610    $ 8,579           $12,082             $11,609
12/31/2001               $12,018               $ 9,694    $ 8,630           $12,006             $11,627
 1/31/2002               $11,985               $ 9,553    $ 8,172           $12,103             $11,644
 2/28/2002               $11,963               $ 9,369    $ 8,230           $12,220             $11,659
 3/31/2002               $12,209               $ 9,721    $ 8,679           $12,017             $11,676
 4/30/2002               $12,231               $ 9,132    $ 8,742           $12,250             $11,694
 5/31/2002               $12,176               $ 9,064    $ 8,861           $12,354             $11,712
 6/30/2002               $11,822               $ 8,419    $ 8,512           $12,461             $11,730
 7/31/2002               $11,341               $ 7,763    $ 7,672           $12,612             $11,746
 8/31/2002               $11,419               $ 7,813    $ 7,656           $12,825             $11,764
 9/30/2002               $11,057               $ 6,964    $ 6,836           $13,032             $11,782
10/31/2002               $11,259               $ 7,577    $ 7,204           $12,973             $11,800
11/30/2002               $11,551               $ 8,023    $ 7,532           $12,969             $11,819
12/31/2002               $11,472               $ 7,552    $ 7,279           $13,237             $11,831
 1/31/2003               $11,415               $ 7,354    $ 6,976           $13,249             $11,844
 2/28/2003               $11,381               $ 7,244    $ 6,816           $13,432             $11,854
 3/31/2003               $11,359               $ 7,314    $ 6,687           $13,422             $11,868
 4/30/2003               $11,756               $ 7,917    $ 7,351           $13,532             $11,879
 5/31/2003               $12,210               $ 8,334    $ 7,803           $13,785             $11,891
 6/30/2003               $12,271               $ 8,440    $ 7,996           $13,757             $11,906
 7/31/2003               $12,271               $ 8,589    $ 8,191           $13,295             $11,914
 8/31/2003               $12,532               $ 8,756    $ 8,390           $13,383             $11,923
 9/30/2003               $12,609               $ 8,663    $ 8,650           $13,737             $11,934
10/31/2003               $12,905               $ 9,153    $ 9,190           $13,609             $11,943
11/30/2003               $13,098               $ 9,234    $ 9,396           $13,642             $11,953
12/31/2003               $13,360               $ 9,718    $10,130           $13,781             $11,962
 1/31/2004               $13,451               $ 9,897    $10,274           $13,892             $11,972
 2/29/2004               $13,566               $10,034    $10,513           $14,042             $11,980
 3/31/2004               $13,582               $ 9,883    $10,576           $14,147             $11,990
 4/30/2004               $13,226               $ 9,728    $10,346           $13,779             $11,999
 5/31/2004               $13,306               $ 9,861    $10,391           $13,724             $12,007
 6/30/2004               $13,441               $10,053    $10,623           $13,801             $12,012
 7/31/2004               $13,257               $ 9,720    $10,279           $13,938             $12,024
 8/31/2004               $13,349               $ 9,759    $10,327           $14,204             $12,035
 9/30/2004               $13,569               $ 9,865    $10,598           $14,243             $12,049
10/31/2004               $13,753               $10,016    $10,961           $14,362             $12,063
11/30/2004               $14,099               $10,421    $11,712           $14,248             $12,075
12/31/2004               $14,321               $10,776    $12,227           $14,379             $12,098
 1/31/2005               $14,113               $10,513    $12,003           $14,469             $12,115
 2/28/2005               $14,333               $10,734    $12,525           $14,384             $12,134
 3/31/2005               $14,131               $10,544    $12,215           $14,310             $12,162
 4/30/2005               $13,980               $10,344    $11,941           $14,503             $12,188
 5/31/2005               $14,166               $10,673    $11,960           $14,660             $12,216
 6/30/2005               $14,291               $10,689    $12,123           $14,740             $12,243
 7/31/2005               $14,501               $11,086    $12,496           $14,606             $12,270
 8/31/2005               $14,547               $10,985    $12,815           $14,793             $12,304
 9/30/2005               $14,641               $11,074    $13,388           $14,641             $12,339
10/31/2005               $14,419               $10,889    $12,998           $14,525             $12,367
11/30/2005               $14,700               $11,301    $13,320           $14,589             $12,408
12/31/2005               $14,869               $11,305    $13,940           $14,728             $12,447
 1/31/2006               $15,330               $11,604    $14,797           $14,729             $12,483
 2/28/2006               $15,318               $11,636    $14,767           $14,778             $12,523
 3/31/2006               $15,476               $11,781    $15,261           $14,633             $12,572
 4/30/2006               $15,618               $11,939    $16,001           $14,606             $12,617
 5/31/2006               $15,287               $11,595    $15,399           $14,591             $12,666
 6/30/2006               $15,304               $11,611    $15,404           $14,621             $12,714
 7/31/2006               $15,280               $11,683    $15,559           $14,819             $12,766
 8/31/2006               $15,484               $11,961    $15,991           $15,046             $12,822
 9/30/2006               $15,539               $12,269    $16,019           $15,178             $12,879
10/31/2006               $15,864               $12,669    $16,643           $15,278             $12,928
11/30/2006               $16,177               $12,909    $17,145           $15,456             $12,983
12/31/2006               $16,231               $13,091    $17,684           $15,366             $13,039
 1/31/2007               $16,366               $13,289    $17,805           $15,360             $13,092
 2/28/2007               $16,391               $13,029    $17,952           $15,597             $13,143
 3/31/2007               $16,548               $13,174    $18,418           $15,597             $13,203
 4/30/2007               $16,857               $13,758    $19,252           $15,681             $13,260
 5/31/2007               $17,092               $14,238    $19,616           $15,562             $13,320
 6/30/2007               $17,026               $14,001    $19,646           $15,516             $13,370
 7/31/2007               $16,887               $13,567    $19,359           $15,646             $13,421
 8/31/2007               $16,938               $13,771    $19,061           $15,838             $13,497
 9/30/2007               $17,463               $14,286    $20,084           $15,958             $13,546
10/31/2007               $17,856               $14,513    $20,876           $16,101             $13,587
11/30/2007               $17,476               $13,906    $20,195           $16,391             $13,648
12/31/2007               $17,444               $13,810    $19,741           $16,437             $13,680
 1/31/2008               $17,002               $12,981    $17,920           $16,713             $13,750
 2/29/2008               $17,002               $12,560    $18,182           $16,736             $13,774
 3/31/2008               $16,856               $12,505    $17,999           $16,793             $13,806
 4/30/2008               $17,221               $13,115    $18,999           $16,758             $13,820
 5/31/2008               $17,377               $13,284    $19,220           $16,635             $13,827
 6/30/2008               $16,744               $12,164    $17,652           $16,622             $13,848
 7/31/2008               $16,611               $12,062    $17,087           $16,608             $13,876
 8/31/2008               $16,638               $12,237    $16,399           $16,766             $13,895
 9/30/2008               $15,853               $11,146    $14,034           $16,541             $13,933
10/31/2008               $14,514               $ 9,274    $11,203           $16,150             $13,954
11/30/2008               $14,246               $ 8,609    $10,602           $16,676             $13,969
12/31/2008               $14,646               $ 8,700    $11,241           $17,298             $13,967
                         -------               -------    -------           -------             -------
Total Returns              46.46%               -13.00%     12.41%            72.98%              39.67%
                         =======               =======    =======           =======             =======

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    12/31/08
-------                    --------
1-Year                      -15.58%
5-Year                       +2.37%
Since Inception (1/1/02)     +3.38%

                            CLASS R (1/1/02-12/31/08)

                               (PERFORMANCE GRAPH)

                                                                                               P&R 90-DAY
             FRANKLIN TEMPLETON CONSERVATIVE   S&P 500   MSCI EAFE   BARCLAYS CAPITAL U.S.   U.S. TREASURY
   DATE           TARGET FUND - CLASS R         INDEX      INDEX        AGGREGATE INDEX        BILL INDEX
----------   -------------------------------   -------   ---------   ---------------------   -------------
  1/1/2002                $10,000              $10,000    $10,000           $10,000             $10,000
 1/31/2002                $ 9,982              $ 9,854    $ 9,469           $10,081             $10,014
 2/28/2002                $ 9,972              $ 9,664    $ 9,536           $10,179             $10,027
 3/31/2002                $10,178              $10,027    $10,057           $10,009             $10,042
 4/30/2002                $10,196              $ 9,420    $10,130           $10,204             $10,057
 5/31/2002                $10,159              $ 9,350    $10,267           $10,290             $10,073
 6/30/2002                $ 9,869              $ 8,684    $ 9,862           $10,379             $10,088
 7/31/2002                $ 9,461              $ 8,007    $ 8,889           $10,505             $10,102
 8/31/2002                $ 9,526              $ 8,060    $ 8,871           $10,682             $10,117
 9/30/2002                $ 9,232              $ 7,184    $ 7,921           $10,855             $10,133
10/31/2002                $ 9,409              $ 7,816    $ 8,347           $10,806             $10,149
11/30/2002                $ 9,650              $ 8,276    $ 8,727           $10,803             $10,165
12/31/2002                $ 9,591              $ 7,790    $ 8,434           $11,026             $10,175
 1/31/2003                $ 9,554              $ 7,586    $ 8,083           $11,035             $10,186
 2/28/2003                $ 9,516              $ 7,472    $ 7,898           $11,188             $10,195
 3/31/2003                $ 9,510              $ 7,545    $ 7,749           $11,179             $10,207
 4/30/2003                $ 9,850              $ 8,166    $ 8,517           $11,272             $10,217
 5/31/2003                $10,228              $ 8,596    $ 9,041           $11,482             $10,227
 6/30/2003                $10,284              $ 8,706    $ 9,265           $11,459             $10,240
 7/31/2003                $10,293              $ 8,859    $ 9,491           $11,074             $10,247
 8/31/2003                $10,511              $ 9,032    $ 9,721           $11,147             $10,255
 9/30/2003                $10,584              $ 8,936    $10,023           $11,442             $10,263
10/31/2003                $10,831              $ 9,442    $10,648           $11,336             $10,272
11/30/2003                $11,002              $ 9,525    $10,887           $11,363             $10,280
12/31/2003                $11,228              $10,024    $11,738           $11,478             $10,288
 1/31/2004                $11,314              $10,208    $11,904           $11,571             $10,297
 2/29/2004                $11,410              $10,350    $12,181           $11,696             $10,303
 3/31/2004                $11,431              $10,194    $12,255           $11,784             $10,312
 4/30/2004                $11,134              $10,034    $11,988           $11,477             $10,319
 5/31/2004                $11,210              $10,172    $12,040           $11,431             $10,326
 6/30/2004                $11,328              $10,370    $12,308           $11,496             $10,331
 7/31/2004                $11,174              $10,026    $11,911           $11,610             $10,341
 8/31/2004                $11,260              $10,067    $11,966           $11,831             $10,351
 9/30/2004                $11,449              $10,176    $12,280           $11,863             $10,363
10/31/2004                $11,604              $10,332    $12,700           $11,963             $10,375
11/30/2004                $11,902              $10,750    $13,571           $11,867             $10,385
12/31/2004                $12,098              $11,115    $14,167           $11,976             $10,405
 1/31/2005                $11,932              $10,844    $13,908           $12,052             $10,420
 2/28/2005                $12,117              $11,073    $14,512           $11,981             $10,436
 3/31/2005                $11,948              $10,877    $14,153           $11,919             $10,460
 4/30/2005                $11,821              $10,670    $13,837           $12,080             $10,482
 5/31/2005                $11,996              $11,010    $13,858           $12,211             $10,506
 6/30/2005                $12,097              $11,025    $14,047           $12,278             $10,530
 7/31/2005                $12,283              $11,435    $14,479           $12,166             $10,553
 8/31/2005                $12,332              $11,331    $14,849           $12,322             $10,582
 9/30/2005                $12,415              $11,423    $15,513           $12,195             $10,612
10/31/2005                $12,228              $11,232    $15,061           $12,098             $10,636
11/30/2005                $12,474              $11,657    $15,433           $12,152             $10,672
12/31/2005                $12,627              $11,661    $16,153           $12,267             $10,705
 1/31/2006                $13,013              $11,970    $17,145           $12,268             $10,736
 2/28/2006                $13,013              $12,003    $17,110           $12,309             $10,770
 3/31/2006                $13,155              $12,152    $17,683           $12,188             $10,812
 4/30/2006                $13,284              $12,315    $18,540           $12,166             $10,851
 5/31/2006                $13,005              $11,961    $17,843           $12,153             $10,893
 6/30/2006                $13,025              $11,977    $17,849           $12,179             $10,934
 7/31/2006                $13,015              $12,051    $18,028           $12,343             $10,979
 8/31/2006                $13,197              $12,338    $18,528           $12,532             $11,028
 9/30/2006                $13,239              $12,655    $18,561           $12,642             $11,076
10/31/2006                $13,524              $13,068    $19,284           $12,726             $11,119
11/30/2006                $13,798              $13,316    $19,866           $12,874             $11,166
12/31/2006                $13,855              $13,503    $20,491           $12,799             $11,215
 1/31/2007                $13,969              $13,707    $20,631           $12,794             $11,260
 2/28/2007                $14,000              $13,439    $20,800           $12,991             $11,304
 3/31/2007                $14,134              $13,590    $21,340           $12,991             $11,355
 4/30/2007                $14,406              $14,192    $22,308           $13,061             $11,404
 5/31/2007                $14,615              $14,687    $22,729           $12,962             $11,455
 6/30/2007                $14,565              $14,443    $22,764           $12,924             $11,499
 7/31/2007                $14,458              $13,995    $22,431           $13,032             $11,542
 8/31/2007                $14,501              $14,205    $22,086           $13,192             $11,608
 9/30/2007                $14,953              $14,736    $23,272           $13,292             $11,650
10/31/2007                $15,297              $14,970    $24,189           $13,411             $11,686
11/30/2007                $14,974              $14,345    $23,399           $13,652             $11,738
12/31/2007                $14,951              $14,245    $22,874           $13,691             $11,766
 1/31/2008                $14,587              $13,391    $20,763           $13,921             $11,826
 2/29/2008                $14,598              $12,956    $21,067           $13,940             $11,846
 3/31/2008                $14,472              $12,900    $20,856           $13,987             $11,874
 4/30/2008                $14,794              $13,528    $22,015           $13,958             $11,886
 5/31/2008                $14,938              $13,703    $22,271           $13,856             $11,892
 6/30/2008                $14,399              $12,548    $20,454           $13,845             $11,910
 7/31/2008                $14,285              $12,442    $19,799           $13,833             $11,934
 8/31/2008                $14,308              $12,622    $19,002           $13,965             $11,950
 9/30/2008                $13,646              $11,498    $16,261           $13,777             $11,983
10/31/2008                $12,506              $ 9,567    $12,981           $13,452             $12,001
11/30/2008                $12,278              $ 8,880    $12,285           $13,890             $12,014
12/31/2008                $12,621              $ 8,975    $13,025           $14,408             $12,012
                          -------              -------    -------           -------             -------
Total Returns               26.21%              -10.25%     30.25%            44.08%              20.12%
                          =======              =======    =======           =======             =======


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   12/31/08
----------------   --------
1-Year              -15.15%
5-Year               +2.78%
10-Year              +4.75%

                         ADVISOR CLASS (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                                                                                              P&R 90-DAY
             FRANKLIN TEMPLETON CONSERVATIVE   S&P 500   MSCI EAFE   BARCLAYS CAPITAL U.S.   U.S. TREASURY
   DATE        TARGET FUND - ADVISOR CLASS      INDEX       INDEX       AGGREGATE INDEX        BILL INDEX
----------   -------------------------------   -------   ---------   ---------------------   -------------
  1/1/1999               $10,000               $10,000    $10,000           $10,000             $10,000
 1/31/1999               $10,067               $10,418    $ 9,957           $10,071             $10,039
 2/28/1999                $9,933               $10,094    $ 9,714           $ 9,896             $10,071
 3/31/1999               $10,083               $10,498    $10,139           $ 9,950             $10,114
 4/30/1999               $10,332               $10,905    $10,556           $ 9,982             $10,152
 5/31/1999               $10,246               $10,647    $10,033           $ 9,894             $10,190
 6/30/1999               $10,413               $11,238    $10,437           $ 9,863             $10,228
 7/31/1999               $10,346               $10,887    $10,744           $ 9,821             $10,272
 8/31/1999               $10,355               $10,833    $10,789           $ 9,816             $10,310
 9/30/1999               $10,341               $10,536    $10,899           $ 9,930             $10,355
10/31/1999               $10,624               $11,203    $11,299           $ 9,967             $10,396
11/30/1999               $11,198               $11,431    $11,687           $ 9,966             $10,437
12/31/1999               $12,028               $12,104    $12,730           $ 9,918             $10,485
 1/31/2000               $11,898               $11,496    $11,913           $ 9,885             $10,526
 2/29/2000               $12,886               $11,278    $12,231           $10,005             $10,574
 3/31/2000               $12,706               $12,382    $12,722           $10,137             $10,627
 4/30/2000               $12,234               $12,009    $12,062           $10,108             $10,681
 5/31/2000               $11,973               $11,763    $11,788           $10,103             $10,738
 6/30/2000               $12,318               $12,053    $12,257           $10,313             $10,785
 7/31/2000               $12,287               $11,864    $11,740           $10,407             $10,834
 8/31/2000               $12,764               $12,601    $11,847           $10,558             $10,891
 9/30/2000               $12,632               $11,936    $11,271           $10,624             $10,950
10/31/2000               $12,458               $11,886    $10,999           $10,694             $11,006
11/30/2000               $12,007               $10,949    $10,582           $10,869             $11,066
12/31/2000               $12,395               $11,002    $10,953           $11,071             $11,130
 1/31/2001               $12,730               $11,392    $10,948           $11,252             $11,202
 2/28/2001               $12,330               $10,354    $10,128           $11,350             $11,248
 3/31/2001               $12,012               $ 9,698    $ 9,457           $11,407             $11,304
 4/30/2001               $12,392               $10,451    $10,121           $11,360             $11,351
 5/31/2001               $12,468               $10,521    $ 9,771           $11,428             $11,395
 6/30/2001               $12,413               $10,265    $ 9,375           $11,471             $11,428
 7/31/2001               $12,359               $10,164    $ 9,206           $11,728             $11,466
 8/31/2001               $12,206               $ 9,528    $ 8,974           $11,862             $11,504
 9/30/2001               $11,539               $ 8,759    $ 8,067           $12,000             $11,554
10/31/2001               $11,860               $ 8,926    $ 8,274           $12,251             $11,584
11/30/2001               $12,147               $ 9,610    $ 8,579           $12,082             $11,609
12/31/2001               $12,281               $ 9,694    $ 8,630           $12,006             $11,627
 1/31/2002               $12,270               $ 9,553    $ 8,172           $12,103             $11,644
 2/28/2002               $12,258               $ 9,369    $ 8,230           $12,220             $11,659
 3/31/2002               $12,511               $ 9,721    $ 8,679           $12,017             $11,676
 4/30/2002               $12,545               $ 9,132    $ 8,742           $12,250             $11,694
 5/31/2002               $12,500               $ 9,064    $ 8,861           $12,354             $11,712
 6/30/2002               $12,138               $ 8,419    $ 8,512           $12,461             $11,730
 7/31/2002               $11,649               $ 7,763    $ 7,672           $12,612             $11,746
 8/31/2002               $11,729               $ 7,813    $ 7,656           $12,825             $11,764
 9/30/2002               $11,367               $ 6,964    $ 6,836           $13,032             $11,782
10/31/2002               $11,584               $ 7,577    $ 7,204           $12,973             $11,800
11/30/2002               $11,893               $ 8,023    $ 7,532           $12,969             $11,819
12/31/2002               $11,816               $ 7,552    $ 7,279           $13,237             $11,831
 1/31/2003               $11,769               $ 7,354    $ 6,976           $13,249             $11,844
 2/28/2003               $11,735               $ 7,244    $ 6,816           $13,432             $11,854
 3/31/2003               $11,719               $ 7,314    $ 6,687           $13,422             $11,868
 4/30/2003               $12,148               $ 7,917    $ 7,351           $13,532             $11,879
 5/31/2003               $12,612               $ 8,334    $ 7,803           $13,785             $11,891
 6/30/2003               $12,685               $ 8,440    $ 7,996           $13,757             $11,906
 7/31/2003               $12,696               $ 8,589    $ 8,191           $13,295             $11,914
 8/31/2003               $12,975               $ 8,756    $ 8,390           $13,383             $11,923
 9/30/2003               $13,063               $ 8,663    $ 8,650           $13,737             $11,934
10/31/2003               $13,379               $ 9,153    $ 9,190           $13,609             $11,943
11/30/2003               $13,589               $ 9,234    $ 9,396           $13,642             $11,953
12/31/2003               $13,866               $ 9,718    $10,130           $13,781             $11,962
 1/31/2004               $13,972               $ 9,897    $10,274           $13,892             $11,972
 2/29/2004               $14,101               $10,034    $10,513           $14,042             $11,980
 3/31/2004               $14,121               $ 9,883    $10,576           $14,147             $11,990
 4/30/2004               $13,767               $ 9,728    $10,346           $13,779             $11,999
 5/31/2004               $13,849               $ 9,861    $10,391           $13,724             $12,007
 6/30/2004               $14,014               $10,053    $10,623           $13,801             $12,012
 7/31/2004               $13,825               $ 9,720    $10,279           $13,938             $12,024
 8/31/2004               $13,931               $ 9,759    $10,327           $14,204             $12,035
 9/30/2004               $14,160               $ 9,865    $10,598           $14,243             $12,049
10/31/2004               $14,362               $10,016    $10,961           $14,362             $12,063
11/30/2004               $14,731               $10,421    $11,712           $14,248             $12,075
12/31/2004               $14,972               $10,776    $12,227           $14,379             $12,098
 1/31/2005               $14,780               $10,513    $12,003           $14,469             $12,115
 2/28/2005               $15,008               $10,734    $12,525           $14,384             $12,134
 3/31/2005               $14,805               $10,544    $12,215           $14,310             $12,162
 4/30/2005               $14,649               $10,344    $11,941           $14,503             $12,188
 5/31/2005               $14,865               $10,673    $11,960           $14,660             $12,216
 6/30/2005               $14,999               $10,689    $12,123           $14,740             $12,243
 7/31/2005               $15,229               $11,086    $12,496           $14,606             $12,270
 8/31/2005               $15,289               $10,985    $12,815           $14,793             $12,304
 9/30/2005               $15,401               $11,074    $13,388           $14,641             $12,339
10/31/2005               $15,171               $10,889    $12,998           $14,525             $12,367
11/30/2005               $15,487               $11,301    $13,320           $14,589             $12,408
12/31/2005               $15,664               $11,305    $13,940           $14,728             $12,447
 1/31/2006               $16,157               $11,604    $14,797           $14,729             $12,483
 2/28/2006               $16,157               $11,636    $14,767           $14,778             $12,523
 3/31/2006               $16,335               $11,781    $15,261           $14,633             $12,572
 4/30/2006               $16,508               $11,939    $16,001           $14,606             $12,617
 5/31/2006               $16,174               $11,595    $15,399           $14,591             $12,666
 6/30/2006               $16,196               $11,611    $15,404           $14,621             $12,714
 7/31/2006               $16,196               $11,683    $15,559           $14,819             $12,766
 8/31/2006               $16,421               $11,961    $15,991           $15,046             $12,822
 9/30/2006               $16,494               $12,269    $16,019           $15,178             $12,879
10/31/2006               $16,848               $12,669    $16,643           $15,278             $12,928
11/30/2006               $17,189               $12,909    $17,145           $15,456             $12,983
12/31/2006               $17,275               $13,091    $17,684           $15,366             $13,039
 1/31/2007               $17,431               $13,289    $17,805           $15,360             $13,092
 2/28/2007               $17,470               $13,029    $17,952           $15,597             $13,143
 3/31/2007               $17,650               $13,174    $18,418           $15,597             $13,203
 4/30/2007               $17,989               $13,758    $19,252           $15,681             $13,260
 5/31/2007               $18,262               $14,238    $19,616           $15,562             $13,320
 6/30/2007               $18,210               $14,001    $19,646           $15,516             $13,370
 7/31/2007               $18,076               $13,567    $19,359           $15,646             $13,421
 8/31/2007               $18,130               $13,771    $19,061           $15,838             $13,497
 9/30/2007               $18,716               $14,286    $20,084           $15,958             $13,546
10/31/2007               $19,146               $14,513    $20,876           $16,101             $13,587
11/30/2007               $18,757               $13,906    $20,195           $16,391             $13,648
12/31/2007               $18,739               $13,810    $19,741           $16,437             $13,680
 1/31/2008               $18,283               $12,981    $17,920           $16,713             $13,750
 2/29/2008               $18,311               $12,560    $18,182           $16,736             $13,774
 3/31/2008               $18,168               $12,505    $17,999           $16,793             $13,806
 4/30/2008               $18,570               $13,115    $18,999           $16,758             $13,820
 5/31/2008               $18,751               $13,284    $19,220           $16,635             $13,827
 6/30/2008               $18,090               $12,164    $17,652           $16,622             $13,848
 7/31/2008               $17,961               $12,062    $17,087           $16,608             $13,876
 8/31/2008               $17,990               $12,237    $16,399           $16,766             $13,895
 9/30/2008               $17,167               $11,146    $14,034           $16,541             $13,933
10/31/2008               $15,735               $ 9,274    $11,203           $16,150             $13,954
11/30/2008               $15,449               $ 8,609    $10,602           $16,676             $13,969
12/31/2008               $15,900               $ 8,700    $11,241           $17,298             $13,967
                         -------               -------    -------           -------             -------
Total Returns              59.00%               -13.00%     12.41%            72.98%              39.67%
                         =======               =======    =======           =======             =======

ENDNOTES

WHILE AN ASSET ALLOCATION PLAN CAN BE A VALUABLE TOOL TO HELP REDUCE OVERALL VOLATILITY, ALL INVESTMENTS INVOLVE SOME DEGREE OF RISK. TYPICALLY, THE MORE AGGRESSIVE THE INVESTMENT, OR THE GREATER THE POTENTIAL RETURN, THE MORE RISK INVOLVED. GENERALLY, INVESTORS SHOULD BE COMFORTABLE WITH SOME FLUCTUATION IN THE VALUE OF THEIR INVESTMENTS, ESPECIALLY OVER THE SHORT TERM. STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORTER TERM. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN A FUND ADJUST TO A RISE IN INTEREST RATES, THAT FUND'S SHARE PRICE MAY DECLINE. BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS THAT MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THOSE SAME RISKS. THESE RISKS ARE DESCRIBED IN THE FUND'S PROSPECTUS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 12/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +2.19% and +0.70%.

(7.) Sources: (C) 2009 Morningstar; Payden & Rygel. See page 6 for descriptions of the S&P 500, the MSCI EAFE Index, the BC U.S. Aggregate Index and the Payden & Rygel 90 Day U.S. T-Bill Index.


                               12 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                BEGINNING         ENDING        EXPENSES PAID      EXPENSES PAID
                              ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD      DURING PERIOD
                                 7/1/08          12/31/08*    7/1/08-12/31/08*   7/1/08-12/31/08**
                              -------------   -------------   ----------------   -----------------
CLASS A
Actual                           $1,000         $  877.90          $2.36               $5.52
Hypothetical
   (5% return before
      expenses)                  $1,000         $1,022.62          $2.54               $5.94
CLASS B
Actual                           $1,000         $  874.30          $5.89               $9.05
Hypothetical
   (5% return before
      expenses)                  $1,000         $1,018.85          $6.34               $9.73
CLASS C
Actual                           $1,000         $  874.70          $5.84               $9.00
Hypothetical
   (5% return before
      expenses)                  $1,000         $1,018.90          $6.29               $9.68
CLASS R
Actual                           $1,000         $  876.50          $3.54               $6.70
Hypothetical
   (5% return before
      expenses)                  $1,000         $1,021.37          $3.81               $7.20
ADVISOR CLASS
Actual                           $1,000         $  878.90          $1.18               $4.35
Hypothetical
   (5% return before
      expenses)                  $1,000         $1,023.88          $1.27               $4.67

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.50%; B: 1.25%; C: 1.24%; R: 0.75%; and
     Advisor: 0.25%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.17%; B: 1.92%; C: 1.91%; R: 1.42%; and
     Advisor: 0.92%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               14 | Annual Report

Franklin Templeton Moderate Target Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Moderate Target Fund seeks the highest level of long-term total return consistent with a moderate level of risk.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

                                  (PIE CHART)

ASSET ALLOCATION*

Franklin Templeton Moderate Target Fund
Based on Total Net Assets as of 12/31/08

Domestic Equity.............................   35.5%
Domestic Fixed Income.......................   23.1%
Foreign Equity..............................   16.5%
Foreign Fixed Income........................   12.5%
Short-Term Investments & Other Net Assets...   12.4%

* The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

This annual report for Franklin Templeton Moderate Target Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Moderate Target Fund - Class A had a -21.22% cumulative total return for the 12 months under review. By comparison the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and Morgan Stanley Capital International
(MSCI) Europe, Australasia, Far East (EAFE) Index for equities, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index for fixed income, and the Payden & Rygel (P&R) 90 Day U.S. T-Bill Index for short-term investments and other net assets, had total returns of

(1.) The risk/reward potential is based on the Fund's goal and level of risk. It is not indicative of the Fund's actual or implied performance or portfolio composition, which may change on a continuous basis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S SOI, WHICH BEGINS ON PAGE 46.


                               Annual Report | 15

TOP 10 FUND HOLDINGS

Franklin Templeton Moderate Target Fund
12/31/08

                                       % OF TOTAL NET
                                           ASSETS
                                       --------------
Templeton Global Bond Fund
   - Advisor Class                         12.5%
Franklin U.S. Government Securities
   Fund - Advisor Class                    12.4%
Franklin Flex Cap Growth Fund
   - Advisor Class                         12.0%
Mutual Shares Fund - Class Z               10.7%
Franklin Total Return Fund
   - Advisor Class                          8.4%
Mutual European Fund - Class Z              6.1%
Franklin Small Cap Growth Fund
   - Advisor Class                          5.6%
Franklin Gold and Precious Metals
   Fund - Advisor Class                     3.3%
Templeton Foreign Fund
   - Advisor Class                          3.2%
Franklin Growth Opportunities Fund
   - Advisor Class                          2.9%

-37.00%, -43.06%, +5.24% and +2.10%, respectively, during the same time.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series is intended to increase the consistency of the Target Funds' results relative to one another. For your reference, Franklin Templeton Moderate Target Fund seeks to maintain the following asset class allocations: 55% equity funds, 35% fixed income funds, and 10% short-term investments and other net assets.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Moderate Target Fund's domestic equity exposure was 68.3% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2008, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Flex Cap Growth Fund - Advisor Class, representing 12.0% of the

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Payden & Rygel. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               16 | Annual Report

Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 64.9% of the Fund's total income weighting, with the balance represented by foreign fixed income. Templeton Global Bond Fund - Advisor Class was our largest fixed income fund weighting at 12.5% of total net assets.

Our largest domestic growth fund holding, Franklin Flex Cap Growth Fund - Advisor Class, and our largest domestic value fund holding, Mutual Shares Fund - Class Z, performed comparably to the S&P 500 during the 12-month reporting period. However, Franklin Small Cap Growth Fund - Advisor Class lagged the S&P
500. Our largest foreign equity fund holding, Mutual European Fund - Class Z, performed better than the MSCI EAFE Index. In contrast, Templeton Foreign Fund - Advisor Class underperformed the MSCI EAFE Index. On the fixed income side, Franklin U.S. Government Securities Fund - Advisor Class and Templeton Global Bond Fund - Advisor Class outperformed the BC U.S. Aggregate Index.

Thank you for your continued participation in Franklin Templeton Moderate Target Fund. We look forward to serving your future investment needs.

                          (PHOTO OF T. ANTHONY COFFEY)

/s/ T. Anthony Coffey

T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton Moderate Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 17

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON MODERATE TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMTIX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$3.68    $10.67     $14.35
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3485
Long-Term Capital Gain            $0.3712
   TOTAL                          $0.7197

CLASS B (SYMBOL: FBMTX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$3.67    $10.64     $14.31
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.2545
Long-Term Capital Gain            $0.3712
   TOTAL                          $0.6257

CLASS C (SYMBOL: FTMTX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$3.64    $10.47     $14.11
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.2592
Long-Term Capital Gain            $0.3712
   TOTAL                          $0.6304

CLASS R (SYMBOL: FTMRX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$3.68    $10.64     $14.32
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3188
Long-Term Capital Gain            $0.3712
   TOTAL                          $0.6900

ADVISOR CLASS (SYMBOL: FMTZX)               CHANGE   12/31/08   12/31/07
-----------------------------               ------   --------   --------
Net Asset Value (NAV)                       -$3.68    $10.67     $14.35
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.3795
Long-Term Capital Gain            $0.3712
   TOTAL                          $0.7507


                               18 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                           1-YEAR    5-YEAR    10-YEAR
-------                                          --------   -------   -------
Cumulative Total Return(2)                        -21.22%    +11.69%   +52.43%
Average Annual Total Return(3)                    -25.77%     +1.03%    +3.69%
Value of $10,000 Investment(4)                   $ 7,423    $10,524   $14,361
   Total Annual Operating Expenses(5)
      Without Waiver                     1.46%
      With Waiver                        1.25%

CLASS B                                           1-YEAR    5-YEAR    INCEPTION (12/1/03)
-------                                          --------   -------   -------------------
Cumulative Total Return(2)                        -21.80%     +7.72%          +9.76%
Average Annual Total Return(3)                    -24.77%     +1.15%          +1.68%
Value of $10,000 Investment(4)                   $ 7,523    $10,591         $10,884
   Total Annual Operating Expenses(5)
      Without Waiver                     2.21%
      With Waiver                        2.00%

CLASS C                                           1-YEAR    5-YEAR    10-YEAR
-------                                          --------   -------   -------
Cumulative Total Return(2)                        -21.87%     +7.52%   +41.36%
Average Annual Total Return(3)                    -22.61%     +1.46%    +3.52%
Value of $10,000 Investment(4)                   $ 7,739    $10,752   $14,136
   Total Annual Operating Expenses(5)
      Without Waiver                     2.21%
      With Waiver                        2.00%

CLASS R                                           1-YEAR    5-YEAR    INCEPTION (1/1/02)
-------                                          --------   -------   ------------------
Cumulative Total Return(2)                        -21.45%    +10.26%         +24.10%
Average Annual Total Return(3)                    -21.45%     +1.97%          +3.13%
Value of $10,000 Investment(4)                   $ 7,855    $11,026         $12,410
   Total Annual Operating Expenses(5)
      Without Waiver                     1.71%
      With Waiver                        1.50%

ADVISOR CLASS(6)                                  1-YEAR    5-YEAR    10-YEAR
----------------                                 --------   -------   -------
Cumulative Total Return(2)                        -21.02%    +12.61%   +53.68%
Average Annual Total Return(3)                    -21.02%     +2.40%    +4.39%
Value of $10,000 Investment(4)                   $ 7,898    $11,261   $15,368
   Total Annual Operating Expenses(5)
      Without Waiver                     1.21%
      With Waiver                        1.00%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ASSET ALLOCATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES), DO NOT EXCEED 1.00% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.


                               Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/08
-------   --------
1-Year     -25.77%
5-Year      +1.03%
10-Year     +3.69%

                           CLASS A (1/1/99-12/31/08)

                              (PERFORMANCE GRAPH)

                   FRANKLIN
                   TEMPLETON                  MSCI    BARCLAYS CAPITAL   P&R 90-DAY U.S.
                MODERATE TARGET   S&P 500     EAFE     U.S. AGGREGATE     TREASURY BILL
   DATE          FUND - CLASS A    INDEX     INDEX          INDEX             INDEX
----------      ---------------   -------   -------   ----------------   ---------------
  1/1/1999          $ 9,421       $10,000   $10,000       $10,000            $10,000
 1/31/1999          $ 9,505       $10,418   $ 9,957       $10,071            $10,039
 2/28/1999          $ 9,318       $10,094   $ 9,714       $ 9,896            $10,071
 3/31/1999          $ 9,527       $10,498   $10,139       $ 9,950            $10,114
 4/30/1999          $ 9,817       $10,905   $10,556       $ 9,982            $10,152
 5/31/1999          $ 9,724       $10,647   $10,033       $ 9,894            $10,190
 6/30/1999          $ 9,913       $11,238   $10,437       $ 9,863            $10,228
 7/31/1999          $ 9,819       $10,887   $10,744       $ 9,821            $10,272
 8/31/1999          $ 9,838       $10,833   $10,789       $ 9,816            $10,310
 9/30/1999          $ 9,820       $10,536   $10,899       $ 9,930            $10,355
10/31/1999          $10,189       $11,203   $11,299       $ 9,967            $10,396
11/30/1999          $10,900       $11,431   $11,687       $ 9,966            $10,437
12/31/1999          $11,988       $12,104   $12,730       $ 9,918            $10,485
 1/31/2000          $11,843       $11,496   $11,913       $ 9,885            $10,526
 2/29/2000          $13,159       $11,278   $12,231       $10,005            $10,574
 3/31/2000          $12,896       $12,382   $12,722       $10,137            $10,627
 4/30/2000          $12,274       $12,009   $12,062       $10,108            $10,681
 5/31/2000          $11,934       $11,763   $11,788       $10,103            $10,738
 6/30/2000          $12,675       $12,053   $12,257       $10,313            $10,785
 7/31/2000          $12,548       $11,864   $11,740       $10,407            $10,834
 8/31/2000          $13,242       $12,601   $11,847       $10,558            $10,891
 9/30/2000          $12,950       $11,936   $11,271       $10,624            $10,950
10/31/2000          $12,477       $11,886   $10,999       $10,694            $11,006
11/30/2000          $11,462       $10,949   $10,582       $10,869            $11,066
12/31/2000          $11,857       $11,002   $10,953       $11,071            $11,130
 1/31/2001          $12,281       $11,392   $10,948       $11,252            $11,202
 2/28/2001          $11,624       $10,354   $10,128       $11,350            $11,248
 3/31/2001          $11,174       $ 9,698   $ 9,457       $11,407            $11,304
 4/30/2001          $11,733       $10,451   $10,121       $11,360            $11,351
 5/31/2001          $11,793       $10,521   $ 9,771       $11,428            $11,395
 6/30/2001          $11,681       $10,265   $ 9,375       $11,471            $11,428
 7/31/2001          $11,538       $10,164   $ 9,206       $11,728            $11,466
 8/31/2001          $11,273       $ 9,528   $ 8,974       $11,862            $11,504
 9/30/2001          $10,441       $ 8,759   $ 8,067       $12,000            $11,554
10/31/2001          $10,811       $ 8,926   $ 8,274       $12,251            $11,584
11/30/2001          $11,181       $ 9,610   $ 8,579       $12,082            $11,609
12/31/2001          $11,361       $ 9,694   $ 8,630       $12,006            $11,627
 1/31/2002          $11,319       $ 9,553   $ 8,172       $12,103            $11,644
 2/28/2002          $11,245       $ 9,369   $ 8,230       $12,220            $11,659
 3/31/2002          $11,580       $ 9,721   $ 8,679       $12,017            $11,676
 4/30/2002          $11,549       $ 9,132   $ 8,742       $12,250            $11,694
 5/31/2002          $11,475       $ 9,064   $ 8,861       $12,354            $11,712
 6/30/2002          $11,046       $ 8,419   $ 8,512       $12,461            $11,730
 7/31/2002          $10,420       $ 7,763   $ 7,672       $12,612            $11,746
 8/31/2002          $10,494       $ 7,813   $ 7,656       $12,825            $11,764
 9/30/2002          $10,002       $ 6,964   $ 6,836       $13,032            $11,782
10/31/2002          $10,300       $ 7,577   $ 7,204       $12,973            $11,800
11/30/2002          $10,663       $ 8,023   $ 7,532       $12,969            $11,819
12/31/2002          $10,506       $ 7,552   $ 7,279       $13,237            $11,831
 1/31/2003          $10,430       $ 7,354   $ 6,976       $13,249            $11,844
 2/28/2003          $10,366       $ 7,244   $ 6,816       $13,432            $11,854
 3/31/2003          $10,332       $ 7,314   $ 6,687       $13,422            $11,868
 4/30/2003          $10,818       $ 7,917   $ 7,351       $13,532            $11,879
 5/31/2003          $11,347       $ 8,334   $ 7,803       $13,785            $11,891
 6/30/2003          $11,436       $ 8,440   $ 7,996       $13,757            $11,906
 7/31/2003          $11,512       $ 8,589   $ 8,191       $13,295            $11,914
 8/31/2003          $11,858       $ 8,756   $ 8,390       $13,383            $11,923
 9/30/2003          $11,896       $ 8,663   $ 8,650       $13,737            $11,934
10/31/2003          $12,308       $ 9,153   $ 9,190       $13,609            $11,943
11/30/2003          $12,558       $ 9,234   $ 9,396       $13,642            $11,953
12/31/2003          $12,857       $ 9,718   $10,130       $13,781            $11,962
 1/31/2004          $12,978       $ 9,897   $10,274       $13,892            $11,972
 2/29/2004          $13,120       $10,034   $10,513       $14,042            $11,980
 3/31/2004          $13,152       $ 9,883   $10,576       $14,147            $11,990
 4/30/2004          $12,746       $ 9,728   $10,346       $13,779            $11,999
 5/31/2004          $12,877       $ 9,861   $10,391       $13,724            $12,007
 6/30/2004          $13,063       $10,053   $10,623       $13,801            $12,012
 7/31/2004          $12,799       $ 9,720   $10,279       $13,938            $12,024
 8/31/2004          $12,898       $ 9,759   $10,327       $14,204            $12,035
 9/30/2004          $13,177       $ 9,865   $10,598       $14,243            $12,049
10/31/2004          $13,386       $10,016   $10,961       $14,362            $12,063
11/30/2004          $13,817       $10,421   $11,712       $14,248            $12,075
12/31/2004          $14,097       $10,776   $12,227       $14,379            $12,098
 1/31/2005          $13,841       $10,513   $12,003       $14,469            $12,115
 2/28/2005          $14,130       $10,734   $12,525       $14,384            $12,134
 3/31/2005          $13,896       $10,544   $12,215       $14,310            $12,162
 4/30/2005          $13,673       $10,344   $11,941       $14,503            $12,188
 5/31/2005          $13,940       $10,673   $11,960       $14,660            $12,216
 6/30/2005          $14,116       $10,689   $12,123       $14,740            $12,243
 7/31/2005          $14,429       $11,086   $12,496       $14,606            $12,270
 8/31/2005          $14,484       $10,985   $12,815       $14,793            $12,304
 9/30/2005          $14,630       $11,074   $13,388       $14,641            $12,339
10/31/2005          $14,349       $10,889   $12,998       $14,525            $12,367
11/30/2005          $14,731       $11,301   $13,320       $14,589            $12,408
12/31/2005          $14,935       $11,305   $13,940       $14,728            $12,447
 1/31/2006          $15,514       $11,604   $14,797       $14,729            $12,483
 2/28/2006          $15,503       $11,636   $14,767       $14,778            $12,523
 3/31/2006          $15,741       $11,781   $15,261       $14,633            $12,572
 4/30/2006          $15,912       $11,939   $16,001       $14,606            $12,617
 5/31/2006          $15,479       $11,595   $15,399       $14,591            $12,666
 6/30/2006          $15,507       $11,611   $15,404       $14,621            $12,714
 7/31/2006          $15,449       $11,683   $15,559       $14,819            $12,766
 8/31/2006          $15,702       $11,961   $15,991       $15,046            $12,822
 9/30/2006          $15,763       $12,269   $16,019       $15,178            $12,879
10/31/2006          $16,168       $12,669   $16,643       $15,278            $12,928
11/30/2006          $16,572       $12,909   $17,145       $15,456            $12,983
12/31/2006          $16,662       $13,091   $17,684       $15,366            $13,039
 1/31/2007          $16,852       $13,289   $17,805       $15,360            $13,092
 2/28/2007          $16,864       $13,029   $17,952       $15,597            $13,143
 3/31/2007          $17,073       $13,174   $18,418       $15,597            $13,203
 4/30/2007          $17,490       $13,758   $19,252       $15,681            $13,260
 5/31/2007          $17,835       $14,238   $19,616       $15,562            $13,320
 6/30/2007          $17,769       $14,001   $19,646       $15,516            $13,370
 7/31/2007          $17,561       $13,567   $19,359       $15,646            $13,421
 8/31/2007          $17,634       $13,771   $19,061       $15,838            $13,497
 9/30/2007          $18,323       $14,286   $20,084       $15,958            $13,546
10/31/2007          $18,840       $14,513   $20,876       $16,101            $13,587
11/30/2007          $18,274       $13,906   $20,195       $16,391            $13,648
12/31/2007          $18,228       $13,810   $19,741       $16,437            $13,680
 1/31/2008          $17,555       $12,981   $17,920       $16,713            $13,750
 2/29/2008          $17,529       $12,560   $18,182       $16,736            $13,774
 3/31/2008          $17,333       $12,505   $17,999       $16,793            $13,806
 4/30/2008          $17,856       $13,115   $18,999       $16,758            $13,820
 5/31/2008          $18,123       $13,284   $19,220       $16,635            $13,827
 6/30/2008          $17,281       $12,164   $17,652       $16,622            $13,848
 7/31/2008          $17,097       $12,062   $17,087       $16,608            $13,876
 8/31/2008          $17,137       $12,237   $16,399       $16,766            $13,895
 9/30/2008          $16,062       $11,146   $14,034       $16,541            $13,933
10/31/2008          $14,329       $ 9,274   $11,203       $16,150            $13,954
11/30/2008          $13,918       $ 8,609   $10,602       $16,676            $13,969
12/31/2008          $14,361       $ 8,700   $11,241       $17,298            $13,967
                    -------       -------   -------       -------            -------
Total Returns         43.61%       -13.00%    12.41%        72.98%             39.67%
                    =======       =======   =======       =======            =======

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     12/31/08
-------                     --------
1-Year                       -24.77%
5-Year                        +1.15%
Since Inception (12/1/03)     +1.68%

                           CLASS B (12/1/03-12/31/08)

                              (PERFORMANCE GRAPH)

                                                           BARCLAYS
                FRANKLIN TEMPLETON               MSCI    CAPITAL U.S.     P&R 90-DAY
                  MODERATE TARGET    S&P 500     EAFE      AGGREGATE    U.S. Treasury
     DATE         FUND - CLASS B      INDEX     INDEX        INDEX        BILL INDEX
-------------   ------------------   -------   -------   ------------   -------------
 12/1/2003            $10,000        $10,000   $10,000      $10,000        $10,000
12/31/2003            $10,189        $10,524   $10,782      $10,102        $10,008
 1/31/2004            $10,284        $10,718   $10,935      $10,183        $10,016
 2/29/2004            $10,389        $10,867   $11,189      $10,293        $10,023
 3/31/2004            $10,410        $10,703   $11,257      $10,370        $10,031
 4/30/2004            $10,088        $10,535   $11,012      $10,101        $10,038
 5/31/2004            $10,184        $10,679   $11,059      $10,060        $10,045
 6/30/2004            $10,327        $10,887   $11,306      $10,117        $10,050
 7/31/2004            $10,110        $10,527   $10,941      $10,217        $10,059
 8/31/2004            $10,188        $10,569   $10,991      $10,412        $10,069
 9/30/2004            $10,393        $10,684   $11,280      $10,440        $10,080
10/31/2004            $10,550        $10,847   $11,666      $10,528        $10,092
11/30/2004            $10,890        $11,286   $12,466      $10,444        $10,102
12/31/2004            $11,098        $11,670   $13,013      $10,540        $10,122
 1/31/2005            $10,896        $11,385   $12,775      $10,606        $10,136
 2/28/2005            $11,115        $11,625   $13,330      $10,544        $10,151
 3/31/2005            $10,917        $11,419   $13,001      $10,490        $10,175
 4/30/2005            $10,742        $11,202   $12,710      $10,632        $10,196
 5/31/2005            $10,944        $11,559   $12,729      $10,747        $10,220
 6/30/2005            $11,079        $11,575   $12,903      $10,805        $10,243
 7/31/2005            $11,317        $12,006   $13,299      $10,707        $10,265
 8/31/2005            $11,352        $11,896   $13,639      $10,844        $10,293
 9/30/2005            $11,454        $11,993   $14,250      $10,732        $10,323
10/31/2005            $11,225        $11,793   $13,834      $10,647        $10,347
11/30/2005            $11,516        $12,239   $14,177      $10,695        $10,381
12/31/2005            $11,672        $12,243   $14,837      $10,796        $10,414
 1/31/2006            $12,118        $12,567   $15,749      $10,797        $10,443
 2/28/2006            $12,100        $12,601   $15,717      $10,833        $10,477
 3/31/2006            $12,274        $12,758   $16,243      $10,726        $10,518
 4/30/2006            $12,408        $12,929   $17,030      $10,707        $10,555
 5/31/2006            $12,060        $12,557   $16,389      $10,695        $10,597
 6/30/2006            $12,075        $12,574   $16,395      $10,718        $10,637
 7/31/2006            $12,021        $12,652   $16,560      $10,863        $10,680
 8/31/2006            $12,209        $12,953   $17,019      $11,029        $10,727
 9/30/2006            $12,252        $13,287   $17,049      $11,126        $10,774
10/31/2006            $12,559        $13,720   $17,714      $11,200        $10,816
11/30/2006            $12,856        $13,981   $18,248      $11,330        $10,862
12/31/2006            $12,922        $14,177   $18,822      $11,264        $10,909
 1/31/2007            $13,060        $14,391   $18,951      $11,259        $10,953
 2/28/2007            $13,070        $14,110   $19,106      $11,433        $10,996
 3/31/2007            $13,216        $14,267   $19,603      $11,433        $11,046
 4/30/2007            $13,530        $14,899   $20,491      $11,495        $11,094
 5/31/2007            $13,789        $15,419   $20,878      $11,408        $11,143
 6/30/2007            $13,729        $15,163   $20,910      $11,374        $11,185
 7/31/2007            $13,559        $14,693   $20,604      $11,469        $11,228
 8/31/2007            $13,606        $14,913   $20,287      $11,610        $11,292
 9/30/2007            $14,133        $15,471   $21,376      $11,698        $11,333
10/31/2007            $14,523        $15,717   $22,219      $11,803        $11,367
11/30/2007            $14,076        $15,060   $21,494      $12,015        $11,419
12/31/2007            $14,034        $14,955   $21,011      $12,049        $11,445
 1/31/2008            $13,495        $14,058   $19,072      $12,251        $11,504
 2/29/2008            $13,475        $13,602   $19,352      $12,268        $11,524
 3/31/2008            $13,317        $13,543   $19,157      $12,310        $11,550
 4/30/2008            $13,710        $14,203   $20,222      $12,284        $11,562
 5/31/2008            $13,907        $14,387   $20,457      $12,194        $11,568
 6/30/2008            $13,244        $13,174   $18,788      $12,184        $11,586
 7/31/2008            $13,103        $13,063   $18,187      $12,174        $11,609
 8/31/2008            $13,123        $13,252   $17,454      $12,290        $11,624
 9/30/2008            $12,292        $12,071   $14,937      $12,125        $11,656
10/31/2008            $10,961        $10,044   $11,923      $11,839        $11,674
11/30/2008            $10,636        $ 9,323   $11,285      $12,224        $11,687
12/31/2008            $10,884        $ 9,422   $11,964      $12,680        $11,685
                      -------        -------   -------      -------        -------
Total Returns            8.84%         -5.78%    19.64%      26.80%          16.85%
                      =======        =======   =======      =======        =======


                               20 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/08
-------   --------
1-Year     -22.61%
5-Year      +1.46%
10-Year     +3.52%

                           CLASS C (1/1/99-12/31/08)

                              (PERFORMANCE GRAPH)

                     FRANKLIN                                  BARCLAYS
                TEMPLETON MODERATE                           CAPITAL U.S.     P&R 90-DAY
                   TARGET FUND -      S&P 500   MSCI EAFE   U.S. AGGREGATE     TREASURY
    DATE             CLASS C           INDEX      INDEX          INDEX        BILL INDEX
-------------   ------------------   --------   ---------   --------------   -----------
  1/1/1999            $10,000         $10,000    $10,000        $10,000         $10,000
 1/31/1999            $10,080         $10,418    $ 9,957        $10,071         $10,039
 2/28/1999            $ 9,880         $10,094    $ 9,714        $ 9,896         $10,071
 3/31/1999            $10,091         $10,498    $10,139        $ 9,950         $10,114
 4/30/1999            $10,391         $10,905    $10,556        $ 9,982         $10,152
 5/31/1999            $10,281         $10,647    $10,033        $ 9,894         $10,190
 6/30/1999            $10,474         $11,238    $10,437        $ 9,863         $10,228
 7/31/1999            $10,373         $10,887    $10,744        $ 9,821         $10,272
 8/31/1999            $10,383         $10,833    $10,789        $ 9,816         $10,310
 9/30/1999            $10,363         $10,536    $10,899        $ 9,930         $10,355
10/31/1999            $10,748         $11,203    $11,299        $ 9,967         $10,396
11/30/1999            $11,487         $11,431    $11,687        $ 9,966         $10,437
12/31/1999            $12,630         $12,104    $12,730        $ 9,918         $10,485
 1/31/2000            $12,465         $11,496    $11,913        $ 9,885         $10,526
 2/29/2000            $13,836         $11,278    $12,231        $10,005         $10,574
 3/31/2000            $13,562         $12,382    $12,722        $10,137         $10,627
 4/30/2000            $12,900         $12,009    $12,062        $10,108         $10,681
 5/31/2000            $12,528         $11,763    $11,788        $10,103         $10,738
 6/30/2000            $13,313         $12,053    $12,257        $10,313         $10,785
 7/31/2000            $13,157         $11,864    $11,740        $10,407         $10,834
 8/31/2000            $13,884         $12,601    $11,847        $10,558         $10,891
 9/30/2000            $13,569         $11,936    $11,271        $10,624         $10,950
10/31/2000            $13,056         $11,886    $10,999        $10,694         $11,006
11/30/2000            $11,990         $10,949    $10,582        $10,869         $11,066
12/31/2000            $12,399         $11,002    $10,953        $11,071         $11,130
 1/31/2001            $12,837         $11,392    $10,948        $11,252         $11,202
 2/28/2001            $12,142         $10,354    $10,128        $11,350         $11,248
 3/31/2001            $11,662         $ 9,698    $ 9,457        $11,407         $11,304
 4/30/2001            $12,241         $10,451    $10,121        $11,360         $11,351
 5/31/2001            $12,295         $10,521    $ 9,771        $11,428         $11,395
 6/30/2001            $12,165         $10,265    $ 9,375        $11,471         $11,428
 7/31/2001            $12,014         $10,164    $ 9,206        $11,728         $11,466
 8/31/2001            $11,734         $ 9,528    $ 8,974        $11,862         $11,504
 9/30/2001            $10,857         $ 8,759    $ 8,067        $12,000         $11,554
10/31/2001            $11,236         $ 8,926    $ 8,274        $12,251         $11,584
11/30/2001            $11,604         $ 9,610    $ 8,579        $12,082         $11,609
12/31/2001            $11,786         $ 9,694    $ 8,630        $12,006         $11,627
 1/31/2002            $11,731         $ 9,553    $ 8,172        $12,103         $11,644
 2/28/2002            $11,653         $ 9,369    $ 8,230        $12,220         $11,659
 3/31/2002            $12,004         $ 9,721    $ 8,679        $12,017         $11,676
 4/30/2002            $11,959         $ 9,132    $ 8,742        $12,250         $11,694
 5/31/2002            $11,870         $ 9,064    $ 8,861        $12,354         $11,712
 6/30/2002            $11,420         $ 8,419    $ 8,512        $12,461         $11,730
 7/31/2002            $10,776         $ 7,763    $ 7,672        $12,612         $11,746
 8/31/2002            $10,831         $ 7,813    $ 7,656        $12,825         $11,764
 9/30/2002            $10,328         $ 6,964    $ 6,836        $13,032         $11,782
10/31/2002            $10,618         $ 7,577    $ 7,204        $12,973         $11,800
11/30/2002            $10,997         $ 8,023    $ 7,532        $12,969         $11,819
12/31/2002            $10,819         $ 7,552    $ 7,279        $13,237         $11,831
 1/31/2003            $10,729         $ 7,354    $ 6,976        $13,249         $11,844
 2/28/2003            $10,662         $ 7,244    $ 6,816        $13,432         $11,854
 3/31/2003            $10,623         $ 7,314    $ 6,687        $13,422         $11,868
 4/30/2003            $11,107         $ 7,917    $ 7,351        $13,532         $11,879
 5/31/2003            $11,647         $ 8,334    $ 7,803        $13,785         $11,891
 6/30/2003            $11,732         $ 8,440    $ 7,996        $13,757         $11,906
 7/31/2003            $11,799         $ 8,589    $ 8,191        $13,295         $11,914
 8/31/2003            $12,148         $ 8,756    $ 8,390        $13,383         $11,923
 9/30/2003            $12,189         $ 8,663    $ 8,650        $13,737         $11,934
10/31/2003            $12,595         $ 9,153    $ 9,190        $13,609         $11,943
11/30/2003            $12,843         $ 9,234    $ 9,396        $13,642         $11,953
12/31/2003            $13,147         $ 9,718    $10,130        $13,781         $11,962
 1/31/2004            $13,261         $ 9,897    $10,274        $13,892         $11,972
 2/29/2004            $13,397         $10,034    $10,513        $14,042         $11,980
 3/31/2004            $13,414         $ 9,883    $10,576        $14,147         $11,990
 4/30/2004            $13,005         $ 9,728    $10,346        $13,779         $11,999
 5/31/2004            $13,119         $ 9,861    $10,391        $13,724         $12,007
 6/30/2004            $13,310         $10,053    $10,623        $13,801         $12,012
 7/31/2004            $13,025         $ 9,720    $10,279        $13,938         $12,024
 8/31/2004            $13,116         $ 9,759    $10,327        $14,204         $12,035
 9/30/2004            $13,391         $ 9,865    $10,598        $14,243         $12,049
10/31/2004            $13,596         $10,016    $10,961        $14,362         $12,063
11/30/2004            $14,029         $10,421    $11,712        $14,248         $12,075
12/31/2004            $14,295         $10,776    $12,227        $14,379         $12,098
 1/31/2005            $14,032         $10,513    $12,003        $14,469         $12,115
 2/28/2005            $14,318         $10,734    $12,525        $14,384         $12,134
 3/31/2005            $14,071         $10,544    $12,215        $14,310         $12,162
 4/30/2005            $13,842         $10,344    $11,941        $14,503         $12,188
 5/31/2005            $14,105         $10,673    $11,960        $14,660         $12,216
 6/30/2005            $14,271         $10,689    $12,123        $14,740         $12,243
 7/31/2005            $14,581         $11,086    $12,496        $14,606         $12,270
 8/31/2005            $14,627         $10,985    $12,815        $14,793         $12,304
 9/30/2005            $14,760         $11,074    $13,388        $14,641         $12,339
10/31/2005            $14,461         $10,889    $12,998        $14,525         $12,367
11/30/2005            $14,841         $11,301    $13,320        $14,589         $12,408
12/31/2005            $15,046         $11,305    $13,940        $14,728         $12,447
 1/31/2006            $15,616         $11,604    $14,797        $14,729         $12,483
 2/28/2006            $15,593         $11,636    $14,767        $14,778         $12,523
 3/31/2006            $15,820         $11,781    $15,261        $14,633         $12,572
 4/30/2006            $15,995         $11,939    $16,001        $14,606         $12,617
 5/31/2006            $15,541         $11,595    $15,399        $14,591         $12,666
 6/30/2006            $15,563         $11,611    $15,404        $14,621         $12,714
 7/31/2006            $15,492         $11,683    $15,559        $14,819         $12,766
 8/31/2006            $15,739         $11,961    $15,991        $15,046         $12,822
 9/30/2006            $15,784         $12,269    $16,019        $15,178         $12,879
10/31/2006            $16,184         $12,669    $16,643        $15,278         $12,928
11/30/2006            $16,572         $12,909    $17,145        $15,456         $12,983
12/31/2006            $16,658         $13,091    $17,684        $15,366         $13,039
 1/31/2007            $16,839         $13,289    $17,805        $15,360         $13,092
 2/28/2007            $16,839         $13,029    $17,952        $15,597         $13,143
 3/31/2007            $17,031         $13,174    $18,418        $15,597         $13,203
 4/30/2007            $17,442         $13,758    $19,252        $15,681         $13,260
 5/31/2007            $17,768         $14,238    $19,616        $15,562         $13,320
 6/30/2007            $17,704         $14,001    $19,646        $15,516         $13,370
 7/31/2007            $17,481         $13,567    $19,359        $15,646         $13,421
 8/31/2007            $17,530         $13,771    $19,061        $15,838         $13,497
 9/30/2007            $18,207         $14,286    $20,084        $15,958         $13,546
10/31/2007            $18,717         $14,513    $20,876        $16,101         $13,587
11/30/2007            $18,145         $13,906    $20,195        $16,391         $13,648
12/31/2007            $18,092         $13,810    $19,741        $16,437         $13,680
 1/31/2008            $17,400         $12,981    $17,920        $16,713         $13,750
 2/29/2008            $17,374         $12,560    $18,182        $16,736         $13,774
 3/31/2008            $17,155         $12,505    $17,999        $16,793         $13,806
 4/30/2008            $17,669         $13,115    $18,999        $16,758         $13,820
 5/31/2008            $17,926         $13,284    $19,220        $16,635         $13,827
 6/30/2008            $17,076         $12,164    $17,652        $16,622         $13,848
 7/31/2008            $16,891         $12,062    $17,087        $16,608         $13,876
 8/31/2008            $16,917         $12,237    $16,399        $16,766         $13,895
 9/30/2008            $15,844         $11,146    $14,034        $16,541         $13,933
10/31/2008            $14,129         $ 9,274    $11,203        $16,150         $13,954
11/30/2008            $13,704         $ 8,609    $10,602        $16,676         $13,969
12/31/2008            $14,136         $ 8,700    $11,241        $17,298         $13,967
                      -------         -------    -------        -------         -------
Total Returns           41.36%         -13.00%     12.41%         72.98%          39.67%
                      =======         =======    =======        =======         =======

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    12/31/08
-------                    --------
1-Year                      -21.45%
5-Year                       +1.97%
Since Inception (1/1/02)     +3.13%

                           CLASS R (1/1/02-12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON               MSCI    BARCLAYS CAPITAL     P&R 90-DAY
                  MODERATE TARGET    S&P 500     EAFE     U.S. AGGREGATE     U.S. TREASURY
    DATE          FUND - CLASS R      INDEX     INDEX        INDEX            BILL INDEX
-------------   ------------------   -------   -------   ----------------   --------------
  1/1/2002           $10,000         $10,000   $10,000        $10,000          $10,000
 1/31/2002           $ 9,954         $ 9,854   $ 9,469        $10,081          $10,014
 2/28/2002           $ 9,889         $ 9,664   $ 9,536        $10,179          $10,027
 3/31/2002           $10,182         $10,027   $10,057        $10,009          $10,042
 4/30/2002           $10,154         $ 9,420   $10,130        $10,204          $10,057
 5/31/2002           $10,089         $ 9,350   $10,267        $10,290          $10,073
 6/30/2002           $ 9,703         $ 8,684   $ 9,862        $10,379          $10,088
 7/31/2002           $ 9,162         $ 8,007   $ 8,889        $10,505          $10,102
 8/31/2002           $ 9,218         $ 8,060   $ 8,871        $10,682          $10,117
 9/30/2002           $ 8,787         $ 7,184   $ 7,921        $10,855          $10,133
10/31/2002           $ 9,040         $ 7,816   $ 8,347        $10,806          $10,149
11/30/2002           $ 9,360         $ 8,276   $ 8,727        $10,803          $10,165
12/31/2002           $ 9,212         $ 7,790   $ 8,434        $11,026          $10,175
 1/31/2003           $ 9,146         $ 7,586   $ 8,083        $11,035          $10,186
 2/28/2003           $ 9,089         $ 7,472   $ 7,898        $11,188          $10,195
 3/31/2003           $ 9,066         $ 7,545   $ 7,749        $11,179          $10,207
 4/30/2003           $ 9,483         $ 8,166   $ 8,517        $11,272          $10,217
 5/31/2003           $ 9,948         $ 8,596   $ 9,041        $11,482          $10,227
 6/30/2003           $10,021         $ 8,706   $ 9,265        $11,459          $10,240
 7/31/2003           $10,088         $ 8,859   $ 9,491        $11,074          $10,247
 8/31/2003           $10,383         $ 9,032   $ 9,721        $11,147          $10,255
 9/30/2003           $10,420         $ 8,936   $10,023        $11,442          $10,263
10/31/2003           $10,772         $ 9,442   $10,648        $11,336          $10,272
11/30/2003           $10,991         $ 9,525   $10,887        $11,363          $10,280
12/31/2003           $11,256         $10,024   $11,738        $11,478          $10,288
 1/31/2004           $11,361         $10,208   $11,904        $11,571          $10,297
 2/29/2004           $11,477         $10,350   $12,181        $11,696          $10,303
 3/31/2004           $11,500         $10,194   $12,255        $11,784          $10,312
 4/30/2004           $11,153         $10,034   $11,988        $11,477          $10,319
 5/31/2004           $11,259         $10,172   $12,040        $11,431          $10,326
 6/30/2004           $11,424         $10,370   $12,308        $11,496          $10,331
 7/31/2004           $11,193         $10,026   $11,911        $11,610          $10,341
 8/31/2004           $11,270         $10,067   $11,966        $11,831          $10,351
 9/30/2004           $11,507         $10,176   $12,280        $11,863          $10,363
10/31/2004           $11,690         $10,332   $12,700        $11,963          $10,375
11/30/2004           $12,067         $10,750   $13,571        $11,867          $10,385
12/31/2004           $12,303         $11,115   $14,167        $11,976          $10,405
 1/31/2005           $12,079         $10,844   $13,908        $12,052          $10,420
 2/28/2005           $12,332         $11,073   $14,512        $11,981          $10,436
 3/31/2005           $12,122         $10,877   $14,153        $11,919          $10,460
 4/30/2005           $11,927         $10,670   $13,837        $12,080          $10,482
 5/31/2005           $12,161         $11,010   $13,858        $12,211          $10,506
 6/30/2005           $12,317         $11,025   $14,047        $12,278          $10,530
 7/31/2005           $12,581         $11,435   $14,479        $12,166          $10,553
 8/31/2005           $12,630         $11,331   $14,849        $12,322          $10,582
 9/30/2005           $12,748         $11,423   $15,513        $12,195          $10,612
10/31/2005           $12,504         $11,232   $15,061        $12,098          $10,636
11/30/2005           $12,836         $11,657   $15,433        $12,152          $10,672
12/31/2005           $13,007         $11,661   $16,153        $12,267          $10,705
 1/31/2006           $13,513         $11,970   $17,145        $12,268          $10,736
 2/28/2006           $13,503         $12,003   $17,110        $12,309          $10,770
 3/31/2006           $13,700         $12,152   $17,683        $12,188          $10,812
 4/30/2006           $13,849         $12,315   $18,540        $12,166          $10,851
 5/31/2006           $13,472         $11,961   $17,843        $12,153          $10,893
 6/30/2006           $13,496         $11,977   $17,849        $12,179          $10,934
 7/31/2006           $13,436         $12,051   $18,028        $12,343          $10,979
 8/31/2006           $13,657         $12,338   $18,528        $12,532          $11,028
 9/30/2006           $13,702         $12,655   $18,561        $12,642          $11,076
10/31/2006           $14,053         $13,068   $19,284        $12,726          $11,119
11/30/2006           $14,396         $13,316   $19,866        $12,874          $11,166
12/31/2006           $14,473         $13,503   $20,491        $12,799          $11,215
 1/31/2007           $14,639         $13,707   $20,631        $12,794          $11,260
 2/28/2007           $14,649         $13,439   $20,800        $12,991          $11,304
 3/31/2007           $14,826         $13,590   $21,340        $12,991          $11,355
 4/30/2007           $15,178         $14,192   $22,308        $13,061          $11,404
 5/31/2007           $15,478         $14,687   $22,729        $12,962          $11,455
 6/30/2007           $15,421         $14,443   $22,764        $12,924          $11,499
 7/31/2007           $15,240         $13,995   $22,431        $13,032          $11,542
 8/31/2007           $15,293         $14,205   $22,086        $13,192          $11,608
 9/30/2007           $15,894         $14,736   $23,272        $13,292          $11,650
10/31/2007           $16,343         $14,970   $24,189        $13,411          $11,686
11/30/2007           $15,840         $14,345   $23,399        $13,652          $11,738
12/31/2007           $15,799         $14,245   $22,874        $13,691          $11,766
 1/31/2008           $15,203         $13,391   $20,763        $13,921          $11,826
 2/29/2008           $15,192         $12,956   $21,067        $13,940          $11,846
 3/31/2008           $15,004         $12,900   $20,856        $13,987          $11,874
 4/30/2008           $15,458         $13,528   $22,015        $13,958          $11,886
 5/31/2008           $15,691         $13,703   $22,271        $13,856          $11,892
 6/30/2008           $14,948         $12,548   $20,454        $13,845          $11,910
 7/31/2008           $14,789         $12,442   $19,799        $13,833          $11,934
 8/31/2008           $14,823         $12,622   $19,002        $13,965          $11,950
 9/30/2008           $13,893         $11,498   $16,261        $13,777          $11,983
10/31/2008           $12,390         $ 9,567   $12,981        $13,452          $12,001
11/30/2008           $12,034         $ 8,880   $12,285        $13,890          $12,014
12/31/2008           $12,410         $ 8,975   $13,025        $14,408          $12,012
                     -------         -------   -------        -------          -------
Total Returns          24.10%         -10.25%    30.25%         44.08%           20.12%
                     =======         =======   =======        =======          =======


                               Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   12/31/08
----------------   --------
1-Year              -21.02%
5-Year               +2.40%
10-Year              +4.39%

                        ADVISOR CLASS (1/1/99-12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON
                  MODERATE TARGET                 MSCI     BARCLAYS CAPITAL    P&R 90-DAY
                  FUND - ADVISOR     S&P 500     EAFE       U.S. AGGREGATE    U.S. TREASURY
     DATE             CLASS            INDEX     INDEX          INDEX           BILL INDEX
-------------   ------------------   --------   --------   ----------------   -------------
  1/1/1999            $10,000         $10,000    $10,000        $10,000          $10,000
 1/31/1999            $10,089         $10,418    $ 9,957        $10,071          $10,039
 2/28/1999            $ 9,891         $10,094    $ 9,714        $ 9,896          $10,071
 3/31/1999            $10,112         $10,498    $10,139        $ 9,950          $10,114
 4/30/1999            $10,420         $10,905    $10,556        $ 9,982          $10,152
 5/31/1999            $10,321         $10,647    $10,033        $ 9,894          $10,190
 6/30/1999            $10,522         $11,238    $10,437        $ 9,863          $10,228
 7/31/1999            $10,423         $10,887    $10,744        $ 9,821          $10,272
 8/31/1999            $10,442         $10,833    $10,789        $ 9,816          $10,310
 9/30/1999            $10,423         $10,536    $10,899        $ 9,930          $10,355
10/31/1999            $10,815         $11,203    $11,299        $ 9,967          $10,396
11/30/1999            $11,570         $11,431    $11,687        $ 9,966          $10,437
12/31/1999            $12,725         $12,104    $12,730        $ 9,918          $10,485
 1/31/2000            $12,571         $11,496    $11,913        $ 9,885          $10,526
 2/29/2000            $13,967         $11,278    $12,231        $10,005          $10,574
 3/31/2000            $13,689         $12,382    $12,722        $10,137          $10,627
 4/30/2000            $13,028         $12,009    $12,062        $10,108          $10,681
 5/31/2000            $12,667         $11,763    $11,788        $10,103          $10,738
 6/30/2000            $13,454         $12,053    $12,257        $10,313          $10,785
 7/31/2000            $13,319         $11,864    $11,740        $10,407          $10,834
 8/31/2000            $14,056         $12,601    $11,847        $10,558          $10,891
 9/30/2000            $13,745         $11,936    $11,271        $10,624          $10,950
10/31/2000            $13,243         $11,886    $10,999        $10,694          $11,006
11/30/2000            $12,166         $10,949    $10,582        $10,869          $11,066
12/31/2000            $12,585         $11,002    $10,953        $11,071          $11,130
 1/31/2001            $13,036         $11,392    $10,948        $11,252          $11,202
 2/28/2001            $12,339         $10,354    $10,128        $11,350          $11,248
 3/31/2001            $11,861         $ 9,698    $ 9,457        $11,407          $11,304
 4/30/2001            $12,453         $10,451    $10,121        $11,360          $11,351
 5/31/2001            $12,518         $10,521    $ 9,771        $11,428          $11,395
 6/30/2001            $12,399         $10,265    $ 9,375        $11,471          $11,428
 7/31/2001            $12,247         $10,164    $ 9,206        $11,728          $11,466
 8/31/2001            $11,966         $ 9,528    $ 8,974        $11,862          $11,504
 9/30/2001            $11,083         $ 8,759    $ 8,067        $12,000          $11,554
10/31/2001            $11,476         $ 8,926    $ 8,274        $12,251          $11,584
11/30/2001            $11,868         $ 9,610    $ 8,579        $12,082          $11,609
12/31/2001            $12,059         $ 9,694    $ 8,630        $12,006          $11,627
 1/31/2002            $12,014         $ 9,553    $ 8,172        $12,103          $11,644
 2/28/2002            $11,936         $ 9,369    $ 8,230        $12,220          $11,659
 3/31/2002            $12,292         $ 9,721    $ 8,679        $12,017          $11,676
 4/30/2002            $12,258         $ 9,132    $ 8,742        $12,250          $11,694
 5/31/2002            $12,180         $ 9,064    $ 8,861        $12,354          $11,712
 6/30/2002            $11,725         $ 8,419    $ 8,512        $12,461          $11,730
 7/31/2002            $11,060         $ 7,763    $ 7,672        $12,612          $11,746
 8/31/2002            $11,139         $ 7,813    $ 7,656        $12,825          $11,764
 9/30/2002            $10,616         $ 6,964    $ 6,836        $13,032          $11,782
10/31/2002            $10,933         $ 7,577    $ 7,204        $12,973          $11,800
11/30/2002            $11,318         $ 8,023    $ 7,532        $12,969          $11,819
12/31/2002            $11,151         $ 7,552    $ 7,279        $13,237          $11,831
 1/31/2003            $11,071         $ 7,354    $ 6,976        $13,249          $11,844
 2/28/2003            $11,003         $ 7,244    $ 6,816        $13,432          $11,854
 3/31/2003            $10,967         $ 7,314    $ 6,687        $13,422          $11,868
 4/30/2003            $11,483         $ 7,917    $ 7,351        $13,532          $11,879
 5/31/2003            $12,044         $ 8,334    $ 7,803        $13,785          $11,891
 6/30/2003            $12,139         $ 8,440    $ 7,996        $13,757          $11,906
 7/31/2003            $12,219         $ 8,589    $ 8,191        $13,295          $11,914
 8/31/2003            $12,587         $ 8,756    $ 8,390        $13,383          $11,923
 9/30/2003            $12,626         $ 8,663    $ 8,650        $13,737          $11,934
10/31/2003            $13,064         $ 9,153    $ 9,190        $13,609          $11,943
11/30/2003            $13,329         $ 9,234    $ 9,396        $13,642          $11,953
12/31/2003            $13,647         $ 9,718    $10,130        $13,781          $11,962
 1/31/2004            $13,775         $ 9,897    $10,274        $13,892          $11,972
 2/29/2004            $13,926         $10,034    $10,513        $14,042          $11,980
 3/31/2004            $13,960         $ 9,883    $10,576        $14,147          $11,990
 4/30/2004            $13,529         $ 9,728    $10,346        $13,779          $11,999
 5/31/2004            $13,669         $ 9,861    $10,391        $13,724          $12,007
 6/30/2004            $13,866         $10,053    $10,623        $13,801          $12,012
 7/31/2004            $13,586         $ 9,720    $10,279        $13,938          $12,024
 8/31/2004            $13,691         $ 9,759    $10,327        $14,204          $12,035
 9/30/2004            $13,986         $ 9,865    $10,598        $14,243          $12,049
10/31/2004            $14,209         $10,016    $10,961        $14,362          $12,063
11/30/2004            $14,666         $10,421    $11,712        $14,248          $12,075
12/31/2004            $14,963         $10,776    $12,227        $14,379          $12,098
 1/31/2005            $14,692         $10,513    $12,003        $14,469          $12,115
 2/28/2005            $14,999         $10,734    $12,525        $14,384          $12,134
 3/31/2005            $14,749         $10,544    $12,215        $14,310          $12,162
 4/30/2005            $14,513         $10,344    $11,941        $14,503          $12,188
 5/31/2005            $14,797         $10,673    $11,960        $14,660          $12,216
 6/30/2005            $14,983         $10,689    $12,123        $14,740          $12,243
 7/31/2005            $15,315         $11,086    $12,496        $14,606          $12,270
 8/31/2005            $15,374         $10,985    $12,815        $14,793          $12,304
 9/30/2005            $15,529         $11,074    $13,388        $14,641          $12,339
10/31/2005            $15,231         $10,889    $12,998        $14,525          $12,367
11/30/2005            $15,636         $11,301    $13,320        $14,589          $12,408
12/31/2005            $15,862         $11,305    $13,940        $14,728          $12,447
 1/31/2006            $16,490         $11,604    $14,797        $14,729          $12,483
 2/28/2006            $16,477         $11,636    $14,767        $14,778          $12,523
 3/31/2006            $16,729         $11,781    $15,261        $14,633          $12,572
 4/30/2006            $16,922         $11,939    $16,001        $14,606          $12,617
 5/31/2006            $16,462         $11,595    $15,399        $14,591          $12,666
 6/30/2006            $16,502         $11,611    $15,404        $14,621          $12,714
 7/31/2006            $16,441         $11,683    $15,559        $14,819          $12,766
 8/31/2006            $16,710         $11,961    $15,991        $15,046          $12,822
 9/30/2006            $16,773         $12,269    $16,019        $15,178          $12,879
10/31/2006            $17,216         $12,669    $16,643        $15,278          $12,928
11/30/2006            $17,646         $12,909    $17,145        $15,456          $12,983
12/31/2006            $17,744         $13,091    $17,684        $15,366          $13,039
 1/31/2007            $17,959         $13,289    $17,805        $15,360          $13,092
 2/28/2007            $17,972         $13,029    $17,952        $15,597          $13,143
 3/31/2007            $18,189         $13,174    $18,418        $15,597          $13,203
 4/30/2007            $18,633         $13,758    $19,252        $15,681          $13,260
 5/31/2007            $19,014         $14,238    $19,616        $15,562          $13,320
 6/30/2007            $18,955         $14,001    $19,646        $15,516          $13,370
 7/31/2007            $18,733         $13,567    $19,359        $15,646          $13,421
 8/31/2007            $18,798         $13,771    $19,061        $15,838          $13,497
 9/30/2007            $19,544         $14,286    $20,084        $15,958          $13,546
10/31/2007            $20,108         $14,513    $20,876        $16,101          $13,587
11/30/2007            $19,505         $13,906    $20,195        $16,391          $13,648
12/31/2007            $19,458         $13,810    $19,741        $16,437          $13,680
 1/31/2008            $18,740         $12,981    $17,920        $16,713          $13,750
 2/29/2008            $18,726         $12,560    $18,182        $16,736          $13,774
 3/31/2008            $18,511         $12,505    $17,999        $16,793          $13,806
 4/30/2008            $19,082         $13,115    $18,999        $16,758          $13,820
 5/31/2008            $19,368         $13,284    $19,220        $16,635          $13,827
 6/30/2008            $18,470         $12,164    $17,652        $16,622          $13,848
 7/31/2008            $18,273         $12,062    $17,087        $16,608          $13,876
 8/31/2008            $18,330         $12,237    $16,399        $16,766          $13,895
 9/30/2008            $17,178         $11,146    $14,034        $16,541          $13,933
10/31/2008            $15,324         $ 9,274    $11,203        $16,150          $13,954
11/30/2008            $14,886         $ 8,609    $10,602        $16,676          $13,969
12/31/2008            $15,368         $ 8,700    $11,241        $17,298          $13,967
                      -------         -------    -------        -------          -------
Total Returns           53.68%        -13.00%      12.41%         72.98%           39.67%
                      =======         =======    =======        =======          =======

ENDNOTES

WHILE AN ASSET ALLOCATION PLAN CAN BE A VALUABLE TOOL TO HELP REDUCE OVERALL VOLATILITY, ALL INVESTMENTS INVOLVE SOME DEGREE OF RISK. TYPICALLY, THE MORE AGGRESSIVE THE INVESTMENT, OR THE GREATER THE POTENTIAL RETURN, THE MORE RISK INVOLVED. GENERALLY, INVESTORS SHOULD BE COMFORTABLE WITH SOME FLUCTUATION IN THE VALUE OF THEIR INVESTMENTS, ESPECIALLY OVER THE SHORT TERM. STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORTER TERM. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN A FUND ADJUST TO A RISE IN INTEREST RATES, THAT FUND'S SHARE PRICE MAY DECLINE. BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS THAT MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THOSE SAME RISKS. THESE RISKS ARE DESCRIBED IN THE FUND'S PROSPECTUS.

CLASS B:   These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR    Shares are available to certain eligible investors as described in
CLASS:     the prospectus.


(1.) If the manager had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 12/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -2.46% and -0.80%.

(7.) Sources: (C) 2009 Morningstar; Payden & Rygel. See page 16 for descriptions of the S&P 500, the MSCI EAFE Index, the BC U.S. Aggregate Index and the Payden & Rygel 90 Day U.S. T-Bill Index.


                                22 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON MODERATE TARGET FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                   BEGINNING         ENDING        EXPENSES PAID      EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD      DURING PERIOD
                                     7/1/08        12/31/08*     7/1/08-12/31/08*   7/1/08-12/31/08**
                                 -------------   -------------   ----------------   -----------------
CLASS A
Actual                              $1,000         $  831.00           $2.39              $ 5.75
Hypothetical
   (5% return before expenses)      $1,000         $1,022.52           $2.64              $ 6.34
CLASS B
Actual                              $1,000         $  828.70           $5.84              $ 9.19
Hypothetical
   (5% return before expenses)      $1,000         $1,018.75           $6.44              $10.13
CLASS C
Actual                              $1,000         $  827.80           $5.83              $ 9.19
Hypothetical
   (5% return before expenses)      $1,000         $1,018.75           $6.44              $10.13
CLASS R
Actual                              $1,000         $  830.20           $3.54              $ 6.90
Hypothetical
   (5% return before expenses)      $1,000         $1,021.27           $3.91              $ 7.61
ADVISOR CLASS
Actual                              $1,000         $  832.00           $1.24              $ 4.61
Hypothetical
   (5% return before expenses)      $1,000         $1,023.78           $1.37              $ 5.08

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.52%; B: 1.27%; C: 1.27%; R: 0.77%; and
     Advisor: 0.27%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.25%; B: 2.00%; C: 2.00%; R: 1.50%; and
     Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               24 | Annual Report

Franklin Templeton Growth Target Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Growth Target Fund seeks the highest level of long-term total return consistent with a higher level of risk.(1)

ASSET ALLOCATION*

Franklin Templeton Growth Target Fund
Based on Total Net Assets as of 12/31/08

                                  (PIE CHART)

Domestic Equity ...........   53.7%
Foreign Equity ............   24.2%
Domestic Fixed Income .....   11.0%
Foreign Fixed Income ......    5.9%
Short-Term Investments &
   Other Net Assets .......    5.2%

* The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Templeton Growth Target Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Growth Target Fund - Class A had a -30.75% cumulative total return for the 12 months under review. By comparison the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and Morgan Stanley Capital International
(MSCI) Europe, Australasia, Far East (EAFE) Index for equities, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index for fixed income, and the Payden & Rygel (P&R) 90 Day U.S. T-Bill Index for short-term investments and other net assets, had total returns of

(1.) The risk/reward potential is based on the Fund's goal and level of risk. It is not indicative of the Fund's actual or implied performance or portfolio composition, which may change on a continuous basis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S SOI, WHICH BEGINS ON PAGE 52.


                               Annual Report | 25

TOP 10 FUND HOLDINGS

Franklin Templeton Growth Target Fund
12/31/08

                                      % OF TOTAL
                                      NET ASSETS
                                      ----------
Franklin Flex Cap Growth Fund
   - Advisor Class                       18.1%
Mutual Shares Fund - Class Z             16.3%
Mutual European Fund - Class Z            8.9%
Franklin Small Cap Growth Fund
   - Advisor Class                        8.5%
Franklin U.S. Government Securities
   Fund - Advisor Class                   5.9%
Templeton Global Bond Fund
   - Advisor Class                        5.9%
Templeton Foreign Fund
   - Advisor Class                        4.9%
Franklin Gold and Precious Metals
   Fund - Advisor Class                   4.8%
Franklin Growth Opportunities
   Fund - Advisor Class                   4.1%
Franklin Total Return Fund
   - Advisor Class                        3.9%

-37.00%, -43.06%, +5.24% and +2.10%, respectively, during the same time.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

INVESTMENT STRATEGY

Whenever possible, we attempt to hold the same underlying Franklin Templeton funds in each Target Fund's portfolio. We generally diversify the Target Funds' broad equity allocations across investment styles, market capitalization sizes and countries of origin. Maintaining similarity of the underlying Franklin Templeton fund investments across the Allocator Series is intended to increase the consistency of the Target Funds' results relative to one another. For your reference, Franklin Templeton Growth Target Fund seeks to maintain the following asset class allocations: 80% equity funds, 15% fixed income funds, and 5% short-term investments and other net assets.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to maintaining a static allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

At period-end, Franklin Templeton Growth Target Fund's domestic equity exposure was 68.9% of its total equity weighting, with the balance represented by foreign equity. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2008, we held shares in large-, mid- and small-capitalization equity funds, representing both growth and value styles. Franklin Flex Cap Growth Fund - Advisor Class, representing 18.1% of the Fund's total net assets, was our largest equity fund weighting at period-end.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Payden & Rygel. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               26 | Annual Report

On the fixed income side, domestic exposure was 65.1% of the Fund's total income weighting, with the balance represented by foreign fixed income. Franklin U.S. Government Securities Fund - Advisor Class and Templeton Global Bond Fund - Advisor Class were our largest fixed income fund weightings at 5.9% of total net assets each.

Our largest domestic growth fund holding, Franklin Flex Cap Growth Fund - Advisor Class, and our largest domestic value fund holding, Mutual Shares Fund - Class Z, performed comparably to the S&P 500 during the 12-month reporting period. However, Franklin Small Cap Growth Fund - Advisor Class lagged the S&P
500. Our largest foreign equity fund holding, Mutual European Fund - Class Z, performed better than the MSCI EAFE Index. In contrast, Templeton Foreign Fund - Advisor Class underperformed the MSCI EAFE Index. On the fixed income side, Franklin U.S. Government Securities Fund - Advisor Class and Templeton Global Bond Fund - Advisor Class outperformed the BC U.S. Aggregate Index.

Thank you for your continued participation in Franklin Templeton Growth Target Fund. We look forward to serving your future investment needs.

                          (PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey

T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton Growth Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                     Annual Report | 27

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON GROWTH TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FGTIX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$5.69    $10.48     $16.17
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.2182
Long-Term Capital Gain            $0.6580
   TOTAL                          $0.8762

CLASS B (SYMBOL: N/A)                       CHANGE   12/31/08   12/31/07
---------------------                       ------   --------   --------
Net Asset Value (NAV)                       -$5.59    $10.32     $15.91
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.1242
Long-Term Capital Gain            $0.6580
   TOTAL                          $0.7822

CLASS C (SYMBOL: FTGTX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$5.59    $10.31     $15.90
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.1241
Long-Term Capital Gain            $0.6580
   TOTAL                          $0.7821

CLASS R (SYMBOL: FGTRX)                     CHANGE   12/31/08   12/31/07
-----------------------                     ------   --------   --------
Net Asset Value (NAV)                       -$5.64    $10.38     $16.02
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.1948
Long-Term Capital Gain            $0.6580
   TOTAL                          $0.8528

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   12/31/08   12/31/07
---------------------------                 ------   --------   --------
Net Asset Value (NAV)                       -$5.70    $10.49     $16.19
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                   $0.2511
Long-Term Capital Gain            $0.6580
   TOTAL                          $0.9091


                               28 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                            1-YEAR    5-YEAR   10-YEAR
--------                                           -------   ------   -------
Cumulative Total Return(2)                          -30.75%   +5.28%   +38.84%
Average Annual Total Return(3)                      -34.75%   -0.16%    +2.72%
Value of $10,000 Investment(4)                     $ 6,525   $9,920   $13,083
   Total Annual Operating Expenses(5)
      Without Waiver                        1.58%
      With Waiver                           1.33%

                                                                      INCEPTION
CLASS B                                             1-YEAR   5-YEAR   (12/1/03)
-------                                            -------   ------   ---------
Cumulative Total Return(2)                          -31.24%   +1.43%     +3.21%
Average Annual Total Return(3)                      -33.84%   -0.06%     +0.46%
Value of $10,000 Investment(4)                     $ 6,616   $9,970    $10,234
   Total Annual Operating Expenses(5)
      Without Waiver                        2.33%
      With Waiver                           2.08%

CLASS C                                             1-YEAR    5-YEAR   10-YEAR
-------                                            -------   -------   -------
Cumulative Total Return(2)                          -31.26%    +1.39%   +28.78%
Average Annual Total Return(3)                      -31.91%    +0.28%    +2.56%
Value of $10,000 Investment(4)                     $ 6,809   $10,139   $12,878
   Total Annual Operating Expenses(5)
      Without Waiver                        2.33%
      With Waiver                           2.08%

                                                                        INCEPTION
CLASS R                                             1-YEAR     5-YEAR    (1/1/02)
-------                                            -------    -------   ---------
Cumulative Total Return(2)                          -30.92%     +3.95%    +14.73%
Average Annual Total Return(3)                      -30.92%     +0.78%     +1.98%
Value of $10,000 Investment(4)                     $ 6,908    $10,395    $11,473
   Total Annual Operating Expenses(5)
      Without Waiver                         1.83%
      With Waiver                            1.58%

ADVISOR CLASS(6)                                     1-YEAR     5-YEAR   10-YEAR
----------------                                    -------    -------   -------
Cumulative Total Return(2)                           -30.56%     +6.12%   +39.94%
Average Annual Total Return(3)                       -30.56%     +1.19%    +3.42%
Value of $10,000 Investment(4)                      $ 6,944    $10,612   $13,994
   Total Annual Operating Expenses(5)
      Without Waiver                         1.33%
      With Waiver                            1.08%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ASSET ALLOCATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES), DO NOT EXCEED 1.07% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.


                               Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   12/31/08
-------   --------
1-Year     -34.75%
5-Year      -0.16%
10-Year     +2.72%

                            CLASS A (1/1/99-12/31/08)

                              (PERFORMANCE GRAPH)

                                                                       BARCLAYS          P&R 90-DAY
                FRANKLIN TEMPLETON GROWTH   S&P 500   MSCI EAFE      CAPITAL U.S.      U.S. TREASURY
     DATE         TARGET FUND - CLASS A      INDEX      INDEX      AGGREGATE INDEX         INDEX
-------------   -------------------------   -------   ---------   ------------------   -------------
  1/1/1999               $ 9,423            $10,000    $10,000          $10,000           $10,000
 1/31/1999               $ 9,570            $10,418    $ 9,957          $10,071           $10,039
 2/28/1999               $ 9,368            $10,094    $ 9,714          $ 9,896           $10,071
 3/31/1999               $ 9,643            $10,498    $10,139          $ 9,950           $10,114
 4/30/1999               $10,027            $10,905    $10,556          $ 9,982           $10,152
 5/31/1999               $ 9,908            $10,647    $10,033          $ 9,894           $10,190
 6/30/1999               $10,201            $11,238    $10,437          $ 9,863           $10,228
 7/31/1999               $10,082            $10,887    $10,744          $ 9,821           $10,272
 8/31/1999               $10,137            $10,833    $10,789          $ 9,816           $10,310
 9/30/1999               $10,132            $10,536    $10,899          $ 9,930           $10,355
10/31/1999               $10,667            $11,203    $11,299          $ 9,967           $10,396
11/30/1999               $11,627            $11,431    $11,687          $ 9,966           $10,437
12/31/1999               $13,302            $12,104    $12,730          $ 9,918           $10,485
 1/31/2000               $13,081            $11,496    $11,913          $ 9,885           $10,526
 2/29/2000               $15,137            $11,278    $12,231          $10,005           $10,574
 3/31/2000               $14,702            $12,382    $12,722          $10,137           $10,627
 4/30/2000               $13,712            $12,009    $12,062          $10,108           $10,681
 5/31/2000               $13,164            $11,763    $11,788          $10,103           $10,738
 6/30/2000               $14,248            $12,053    $12,257          $10,313           $10,785
 7/31/2000               $13,969            $11,864    $11,740          $10,407           $10,834
 8/31/2000               $15,067            $12,601    $11,847          $10,558           $10,891
 9/30/2000               $14,583            $11,936    $11,271          $10,624           $10,950
10/31/2000               $13,818            $11,886    $10,999          $10,694           $11,006
11/30/2000               $12,151            $10,949    $10,582          $10,869           $11,066
12/31/2000               $12,620            $11,002    $10,953          $11,071           $11,130
 1/31/2001               $13,196            $11,392    $10,948          $11,252           $11,202
 2/28/2001               $12,003            $10,354    $10,128          $11,350           $11,248
 3/31/2001               $11,288            $ 9,698    $ 9,457          $11,407           $11,304
 4/30/2001               $12,073            $10,451    $10,121          $11,360           $11,351
 5/31/2001               $12,113            $10,521    $ 9,771          $11,428           $11,395
 6/30/2001               $11,892            $10,265    $ 9,375          $11,471           $11,428
 7/31/2001               $11,603            $10,164    $ 9,206          $11,728           $11,466
 8/31/2001               $11,134            $ 9,528    $ 8,974          $11,862           $11,504
 9/30/2001               $ 9,928            $ 8,759    $ 8,067          $12,000           $11,554
10/31/2001               $10,408            $ 8,926    $ 8,274          $12,251           $11,584
11/30/2001               $10,928            $ 9,610    $ 8,579          $12,082           $11,609
12/31/2001               $11,190            $ 9,694    $ 8,630          $12,006           $11,627
 1/31/2002               $11,087            $ 9,553    $ 8,172          $12,103           $11,644
 2/28/2002               $10,934            $ 9,369    $ 8,230          $12,220           $11,659
 3/31/2002               $11,446            $ 9,721    $ 8,679          $12,017           $11,676
 4/30/2002               $11,282            $ 9,132    $ 8,742          $12,250           $11,694
 5/31/2002               $11,159            $ 9,064    $ 8,861          $12,354           $11,712
 6/30/2002               $10,565            $ 8,419    $ 8,512          $12,461           $11,730
 7/31/2002               $ 9,695            $ 7,763    $ 7,672          $12,612           $11,746
 8/31/2002               $ 9,726            $ 7,813    $ 7,656          $12,825           $11,764
 9/30/2002               $ 9,030            $ 6,964    $ 6,836          $13,032           $11,782
10/31/2002               $ 9,408            $ 7,577    $ 7,204          $12,973           $11,800
11/30/2002               $ 9,869            $ 8,023    $ 7,532          $12,969           $11,819
12/31/2002               $ 9,550            $ 7,552    $ 7,279          $13,237           $11,831
 1/31/2003               $ 9,416            $ 7,354    $ 6,976          $13,249           $11,844
 2/28/2003               $ 9,292            $ 7,244    $ 6,816          $13,432           $11,854
 3/31/2003               $ 9,261            $ 7,314    $ 6,687          $13,422           $11,868
 4/30/2003               $ 9,850            $ 7,917    $ 7,351          $13,532           $11,879
 5/31/2003               $10,482            $ 8,334    $ 7,803          $13,785           $11,891
 6/30/2003               $10,595            $ 8,440    $ 7,996          $13,757           $11,906
 7/31/2003               $10,823            $ 8,589    $ 8,191          $13,295           $11,914
 8/31/2003               $11,268            $ 8,756    $ 8,390          $13,383           $11,923
 9/30/2003               $11,206            $ 8,663    $ 8,650          $13,737           $11,934
10/31/2003               $11,796            $ 9,153    $ 9,190          $13,609           $11,943
11/30/2003               $12,116            $ 9,234    $ 9,396          $13,642           $11,953
12/31/2003               $12,426            $ 9,718    $10,130          $13,781           $11,962
 1/31/2004               $12,583            $ 9,897    $10,274          $13,892           $11,972
 2/29/2004               $12,739            $10,034    $10,513          $14,042           $11,980
 3/31/2004               $12,760            $ 9,883    $10,576          $14,147           $11,990
 4/30/2004               $12,312            $ 9,728    $10,346          $13,779           $11,999
 5/31/2004               $12,478            $ 9,861    $10,391          $13,724           $12,007
 6/30/2004               $12,739            $10,053    $10,623          $13,801           $12,012
 7/31/2004               $12,343            $ 9,720    $10,279          $13,938           $12,024
 8/31/2004               $12,385            $ 9,759    $10,327          $14,204           $12,035
 9/30/2004               $12,718            $ 9,865    $10,598          $14,243           $12,049
10/31/2004               $12,948            $10,016    $10,961          $14,362           $12,063
11/30/2004               $13,501            $10,421    $11,712          $14,248           $12,075
12/31/2004               $13,829            $10,776    $12,227          $14,379           $12,098
 1/31/2005               $13,482            $10,513    $12,003          $14,469           $12,115
 2/28/2005               $13,871            $10,734    $12,525          $14,384           $12,134
 3/31/2005               $13,577            $10,544    $12,215          $14,310           $12,162
 4/30/2005               $13,251            $10,344    $11,941          $14,503           $12,188
 5/31/2005               $13,619            $10,673    $11,960          $14,660           $12,216
 6/30/2005               $13,861            $10,689    $12,123          $14,740           $12,243
 7/31/2005               $14,313            $11,086    $12,496          $14,606           $12,270
 8/31/2005               $14,345            $10,985    $12,815          $14,793           $12,304
 9/30/2005               $14,604            $11,074    $13,388          $14,641           $12,339
10/31/2005               $14,226            $10,889    $12,998          $14,525           $12,367
11/30/2005               $14,752            $11,301    $13,320          $14,589           $12,408
12/31/2005               $14,999            $11,305    $13,940          $14,728           $12,447
 1/31/2006               $15,765            $11,604    $14,797          $14,729           $12,483
 2/28/2006               $15,733            $11,636    $14,767          $14,778           $12,523
 3/31/2006               $16,116            $11,781    $15,261          $14,633           $12,572
 4/30/2006               $16,307            $11,939    $16,001          $14,606           $12,617
 5/31/2006               $15,668            $11,595    $15,399          $14,591           $12,666
 6/30/2006               $15,732            $11,611    $15,404          $14,621           $12,714
 7/31/2006               $15,561            $11,683    $15,559          $14,819           $12,766
 8/31/2006               $15,870            $11,961    $15,991          $15,046           $12,822
 9/30/2006               $15,922            $12,269    $16,019          $15,178           $12,879
10/31/2006               $16,457            $12,669    $16,643          $15,278           $12,928
11/30/2006               $16,949            $12,909    $17,145          $15,456           $12,983
12/31/2006               $17,084            $13,091    $17,684          $15,366           $13,039
 1/31/2007               $17,379            $13,289    $17,805          $15,360           $13,092
 2/28/2007               $17,325            $13,029    $17,952          $15,597           $13,143
 3/31/2007               $17,580            $13,174    $18,418          $15,597           $13,203
 4/30/2007               $18,105            $13,758    $19,252          $15,681           $13,260
 5/31/2007               $18,608            $14,238    $19,616          $15,562           $13,320
 6/30/2007               $18,539            $14,001    $19,646          $15,516           $13,370
 7/31/2007               $18,178            $13,567    $19,359          $15,646           $13,421
 8/31/2007               $18,279            $13,771    $19,061          $15,838           $13,497
 9/30/2007               $19,165            $14,286    $20,084          $15,958           $13,546
10/31/2007               $19,856            $14,513    $20,876          $16,101           $13,587
11/30/2007               $18,973            $13,906    $20,195          $16,391           $13,648
12/31/2007               $18,892            $13,810    $19,741          $16,437           $13,680
 1/31/2008               $17,712            $12,981    $17,920          $16,713           $13,750
 2/29/2008               $17,642            $12,560    $18,182          $16,736           $13,774
 3/31/2008               $17,326            $12,505    $17,999          $16,793           $13,806
 4/30/2008               $18,097            $13,115    $18,999          $16,758           $13,820
 5/31/2008               $18,530            $13,284    $19,220          $16,635           $13,827
 6/30/2008               $17,358            $12,164    $17,652          $16,622           $13,848
 7/31/2008               $17,077            $12,062    $17,087          $16,608           $13,876
 8/31/2008               $17,138            $12,237    $16,399          $16,766           $13,895
 9/30/2008               $15,609            $11,146    $14,034          $16,541           $13,933
10/31/2008               $13,260            $ 9,274    $11,203          $16,150           $13,954
11/30/2008               $12,661            $ 8,609    $10,602          $16,676           $13,969
12/31/2008               $13,083            $ 8,700    $11,241          $17,298           $13,967
                         -------            -------    -------          -------           -------
Total Returns              30.83%            -13.00%     12.41%           72.98%            39.67%
                         =======            =======    =======          =======           =======

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     12/31/08
-------                     --------
1-Year                       -33.84%
5-Year                        -0.06%
Since Inception (12/1/03)     +0.46%

                           CLASS B (12/1/03-12/31/08)

                              (PERFORMANCE GRAPH)

                                                                      BARCLAYS        P&R 90-DAY
                FRANKLIN TEMPLETON GROWTH   S&P 500   MSCI EAFE     CAPITAL U.S.    U.S. TREASURY
     DATE         TARGET FUND - CLASS B      INDEX      INDEX     AGGREGATE INDEX       INDEX
-------------   -------------------------   -------   ---------   ---------------   -------------
 12/1/2003               $10,000            $10,000    $10,000       $10,000          $10,000
12/31/2003               $10,175            $10,524    $10,782       $10,102          $10,008
 1/31/2004               $10,295            $10,718    $10,935       $10,183          $10,016
 2/29/2004               $10,415            $10,867    $11,189       $10,293          $10,023
 3/31/2004               $10,424            $10,703    $11,257       $10,370          $10,031
 4/30/2004               $10,047            $10,535    $11,012       $10,101          $10,038
 5/31/2004               $10,184            $10,679    $11,059       $10,060          $10,045
 6/30/2004               $10,389            $10,887    $11,306       $10,117          $10,050
 7/31/2004               $10,056            $10,527    $10,941       $10,217          $10,059
 8/31/2004               $10,090            $10,569    $10,991       $10,412          $10,069
 9/30/2004               $10,355            $10,684    $11,280       $10,440          $10,080
10/31/2004               $10,535            $10,847    $11,666       $10,528          $10,092
11/30/2004               $10,971            $11,286    $12,466       $10,444          $10,102
12/31/2004               $11,238            $11,670    $13,013       $10,540          $10,122
 1/31/2005               $10,946            $11,385    $12,775       $10,606          $10,136
 2/28/2005               $11,255            $11,625    $13,330       $10,544          $10,151
 3/31/2005               $11,012            $11,419    $13,001       $10,490          $10,175
 4/30/2005               $10,737            $11,202    $12,710       $10,632          $10,196
 5/31/2005               $11,029            $11,559    $12,729       $10,747          $10,220
 6/30/2005               $11,218            $11,575    $12,903       $10,805          $10,243
 7/31/2005               $11,578            $12,006    $13,299       $10,707          $10,265
 8/31/2005               $11,596            $11,896    $13,639       $10,844          $10,293
 9/30/2005               $11,793            $11,993    $14,250       $10,732          $10,323
10/31/2005               $11,484            $11,793    $13,834       $10,647          $10,347
11/30/2005               $11,913            $12,239    $14,177       $10,695          $10,381
12/31/2005               $12,096            $12,243    $14,837       $10,796          $10,414
 1/31/2006               $12,711            $12,567    $15,749       $10,797          $10,443
 2/28/2006               $12,676            $12,601    $15,717       $10,833          $10,477
 3/31/2006               $12,973            $12,758    $16,243       $10,726          $10,518
 4/30/2006               $13,129            $12,929    $17,030       $10,707          $10,555
 5/31/2006               $12,608            $12,557    $16,389       $10,695          $10,597
 6/30/2006               $12,643            $12,574    $16,395       $10,718          $10,637
 7/31/2006               $12,495            $12,652    $16,560       $10,863          $10,680
 8/31/2006               $12,738            $12,953    $17,019       $11,029          $10,727
 9/30/2006               $12,765            $13,287    $17,049       $11,126          $10,774
10/31/2006               $13,191            $13,720    $17,714       $11,200          $10,816
11/30/2006               $13,574            $13,981    $18,248       $11,330          $10,862
12/31/2006               $13,676            $14,177    $18,822       $11,264          $10,909
 1/31/2007               $13,906            $14,391    $18,951       $11,259          $10,953
 2/28/2007               $13,853            $14,110    $19,106       $11,433          $10,996
 3/31/2007               $14,052            $14,267    $19,603       $11,433          $11,046
 4/30/2007               $14,459            $14,899    $20,491       $11,495          $11,094
 5/31/2007               $14,849            $15,419    $20,878       $11,408          $11,143
 6/30/2007               $14,793            $15,163    $20,910       $11,374          $11,185
 7/31/2007               $14,491            $14,693    $20,604       $11,469          $11,228
 8/31/2007               $14,564            $14,913    $20,287       $11,610          $11,292
 9/30/2007               $15,262            $15,471    $21,376       $11,698          $11,333
10/31/2007               $15,802            $15,717    $22,219       $11,803          $11,367
11/30/2007               $15,088            $15,060    $21,494       $12,015          $11,419
12/31/2007               $15,011            $14,955    $21,011       $12,049          $11,445
 1/31/2008               $14,068            $14,058    $19,072       $12,251          $11,504
 2/29/2008               $14,002            $13,602    $19,352       $12,268          $11,524
 3/31/2008               $13,746            $13,543    $19,157       $12,310          $11,550
 4/30/2008               $14,350            $14,203    $20,222       $12,284          $11,562
 5/31/2008               $14,681            $14,387    $20,457       $12,194          $11,568
 6/30/2008               $13,744            $13,174    $18,788       $12,184          $11,586
 7/31/2008               $13,507            $13,063    $18,187       $12,174          $11,609
 8/31/2008               $13,546            $13,252    $17,454       $12,290          $11,624
 9/30/2008               $12,330            $12,071    $14,937       $12,125          $11,656
10/31/2008               $10,471            $10,044    $11,923       $11,839          $11,674
11/30/2008               $ 9,987            $ 9,323    $11,285       $12,224          $11,687
12/31/2008               $10,234            $ 9,422    $11,964       $12,680          $11,685
                         -------            -------    -------       -------          -------
Total Returns               2.34%             -5.78%     19.64%        26.80%           16.85%
                         =======            =======    =======       =======          =======


                               30 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   12/31/08
-------   --------
1-Year     -31.91%
5-Year      +0.28%
10-Year     +2.56%

                           CLASS C (1/1/99-12/31/08)

                               (PERFORMANCE GRAPH)

                                                                     BARCLAYS         P&R 90-DAY
                FRANKLIN TEMPLETON GROWTH   S&P 500   MSCI EAFE    CAPITAL U.S.     U.S. TREASURY
     DATE         TARGET FUND - CLASS C      INDEX      INDEX     AGGREGATE INDEX       INDEX
-------------   -------------------------   -------   ---------   ---------------   -------------
  1/1/1999               $10,000            $10,000    $10,000        $10,000          $10,000
 1/31/1999               $10,146            $10,418    $ 9,957        $10,071          $10,039
 2/28/1999               $ 9,932            $10,094    $ 9,714        $ 9,896          $10,071
 3/31/1999               $10,205            $10,498    $10,139        $ 9,950          $10,114
 4/30/1999               $10,614            $10,905    $10,556        $ 9,982          $10,152
 5/31/1999               $10,478            $10,647    $10,033        $ 9,894          $10,190
 6/30/1999               $10,780            $11,238    $10,437        $ 9,863          $10,228
 7/31/1999               $10,643            $10,887    $10,744        $ 9,821          $10,272
 8/31/1999               $10,702            $10,833    $10,789        $ 9,816          $10,310
 9/30/1999               $10,689            $10,536    $10,899        $ 9,930          $10,355
10/31/1999               $11,245            $11,203    $11,299        $ 9,967          $10,396
11/30/1999               $12,252            $11,431    $11,687        $ 9,966          $10,437
12/31/1999               $14,006            $12,104    $12,730        $ 9,918          $10,485
 1/31/2000               $13,773            $11,496    $11,913        $ 9,885          $10,526
 2/29/2000               $15,925            $11,278    $12,231        $10,005          $10,574
 3/31/2000               $15,449            $12,382    $12,722        $10,137          $10,627
 4/30/2000               $14,404            $12,009    $12,062        $10,108          $10,681
 5/31/2000               $13,815            $11,763    $11,788        $10,103          $10,738
 6/30/2000               $14,953            $12,053    $12,257        $10,313          $10,785
 7/31/2000               $14,649            $11,864    $11,740        $10,407          $10,834
 8/31/2000               $15,796            $12,601    $11,847        $10,558          $10,891
 9/30/2000               $15,281            $11,936    $11,271        $10,624          $10,950
10/31/2000               $14,465            $11,886    $10,999        $10,694          $11,006
11/30/2000               $12,712            $10,949    $10,582        $10,869          $11,066
12/31/2000               $13,190            $11,002    $10,953        $11,071          $11,130
 1/31/2001               $13,795            $11,392    $10,948        $11,252          $11,202
 2/28/2001               $12,533            $10,354    $10,128        $11,350          $11,248
 3/31/2001               $11,772            $ 9,698    $ 9,457        $11,407          $11,304
 4/30/2001               $12,596            $10,451    $10,121        $11,360          $11,351
 5/31/2001               $12,627            $10,521    $ 9,771        $11,428          $11,395
 6/30/2001               $12,388            $10,265    $ 9,375        $11,471          $11,428
 7/31/2001               $12,075            $10,164    $ 9,206        $11,728          $11,466
 8/31/2001               $11,585            $ 9,528    $ 8,974        $11,862          $11,504
 9/30/2001               $10,332            $ 8,759    $ 8,067        $12,000          $11,554
10/31/2001               $10,812            $ 8,926    $ 8,274        $12,251          $11,584
11/30/2001               $11,344            $ 9,610    $ 8,579        $12,082          $11,609
12/31/2001               $11,611            $ 9,694    $ 8,630        $12,006          $11,627
 1/31/2002               $11,493            $ 9,553    $ 8,172        $12,103          $11,644
 2/28/2002               $11,334            $ 9,369    $ 8,230        $12,220          $11,659
 3/31/2002               $11,856            $ 9,721    $ 8,679        $12,017          $11,676
 4/30/2002               $11,685            $ 9,132    $ 8,742        $12,250          $11,694
 5/31/2002               $11,547            $ 9,064    $ 8,861        $12,354          $11,712
 6/30/2002               $10,928            $ 8,419    $ 8,512        $12,461          $11,730
 7/31/2002               $10,022            $ 7,763    $ 7,672        $12,612          $11,746
 8/31/2002               $10,043            $ 7,813    $ 7,656        $12,825          $11,764
 9/30/2002               $ 9,318            $ 6,964    $ 6,836        $13,032          $11,782
10/31/2002               $ 9,702            $ 7,577    $ 7,204        $12,973          $11,800
11/30/2002               $10,171            $ 8,023    $ 7,532        $12,969          $11,819
12/31/2002               $ 9,848            $ 7,552    $ 7,279        $13,237          $11,831
 1/31/2003               $ 9,698            $ 7,354    $ 6,976        $13,249          $11,844
 2/28/2003               $ 9,570            $ 7,244    $ 6,816        $13,432          $11,854
 3/31/2003               $ 9,516            $ 7,314    $ 6,687        $13,422          $11,868
 4/30/2003               $10,115            $ 7,917    $ 7,351        $13,532          $11,879
 5/31/2003               $10,757            $ 8,334    $ 7,803        $13,785          $11,891
 6/30/2003               $10,874            $ 8,440    $ 7,996        $13,757          $11,906
 7/31/2003               $11,099            $ 8,589    $ 8,191        $13,295          $11,914
 8/31/2003               $11,548            $ 8,756    $ 8,390        $13,383          $11,923
 9/30/2003               $11,484            $ 8,663    $ 8,650        $13,737          $11,934
10/31/2003               $12,072            $ 9,153    $ 9,190        $13,609          $11,943
11/30/2003               $12,393            $ 9,234    $ 9,396        $13,642          $11,953
12/31/2003               $12,701            $ 9,718    $10,130        $13,781          $11,962
 1/31/2004               $12,851            $ 9,897    $10,274        $13,892          $11,972
 2/29/2004               $13,012            $10,034    $10,513        $14,042          $11,980
 3/31/2004               $13,012            $ 9,883    $10,576        $14,147          $11,990
 4/30/2004               $12,551            $ 9,728    $10,346        $13,779          $11,999
 5/31/2004               $12,723            $ 9,861    $10,391        $13,724          $12,007
 6/30/2004               $12,969            $10,053    $10,623        $13,801          $12,012
 7/31/2004               $12,562            $ 9,720    $10,279        $13,938          $12,024
 8/31/2004               $12,605            $ 9,759    $10,327        $14,204          $12,035
 9/30/2004               $12,926            $ 9,865    $10,598        $14,243          $12,049
10/31/2004               $13,152            $10,016    $10,961        $14,362          $12,063
11/30/2004               $13,698            $10,421    $11,712        $14,248          $12,075
12/31/2004               $14,030            $10,776    $12,227        $14,379          $12,098
 1/31/2005               $13,666            $10,513    $12,003        $14,469          $12,115
 2/28/2005               $14,052            $10,734    $12,525        $14,384          $12,134
 3/31/2005               $13,747            $10,544    $12,215        $14,310          $12,162
 4/30/2005               $13,404            $10,344    $11,941        $14,503          $12,188
 5/31/2005               $13,769            $10,673    $11,960        $14,660          $12,216
 6/30/2005               $14,004            $10,689    $12,123        $14,740          $12,243
 7/31/2005               $14,455            $11,086    $12,496        $14,606          $12,270
 8/31/2005               $14,487            $10,985    $12,815        $14,793          $12,304
 9/30/2005               $14,723            $11,074    $13,388        $14,641          $12,339
10/31/2005               $14,337            $10,889    $12,998        $14,525          $12,367
11/30/2005               $14,862            $11,301    $13,320        $14,589          $12,408
12/31/2005               $15,101            $11,305    $13,940        $14,728          $12,447
 1/31/2006               $15,857            $11,604    $14,797        $14,729          $12,483
 2/28/2006               $15,825            $11,636    $14,767        $14,778          $12,523
 3/31/2006               $16,195            $11,781    $15,261        $14,633          $12,572
 4/30/2006               $16,379            $11,939    $16,001        $14,606          $12,617
 5/31/2006               $15,729            $11,595    $15,399        $14,591          $12,666
 6/30/2006               $15,783            $11,611    $15,404        $14,621          $12,714
 7/31/2006               $15,599            $11,683    $15,559        $14,819          $12,766
 8/31/2006               $15,902            $11,961    $15,991        $15,046          $12,822
 9/30/2006               $15,936            $12,269    $16,019        $15,178          $12,879
10/31/2006               $16,468            $12,669    $16,643        $15,278          $12,928
11/30/2006               $16,945            $12,909    $17,145        $15,456          $12,983
12/31/2006               $17,076            $13,091    $17,684        $15,366          $13,039
 1/31/2007               $17,363            $13,289    $17,805        $15,360          $13,092
 2/28/2007               $17,297            $13,029    $17,952        $15,597          $13,143
 3/31/2007               $17,534            $13,174    $18,418        $15,597          $13,203
 4/30/2007               $18,054            $13,758    $19,252        $15,681          $13,260
 5/31/2007               $18,540            $14,238    $19,616        $15,562          $13,320
 6/30/2007               $18,459            $14,001    $19,646        $15,516          $13,370
 7/31/2007               $18,093            $13,567    $19,359        $15,646          $13,421
 8/31/2007               $18,184            $13,771    $19,061        $15,838          $13,497
 9/30/2007               $19,045            $14,286    $20,084        $15,958          $13,546
10/31/2007               $19,720            $14,513    $20,876        $16,101          $13,587
11/30/2007               $18,828            $13,906    $20,195        $16,391          $13,648
12/31/2007               $18,735            $13,810    $19,741        $16,437          $13,680
 1/31/2008               $17,557            $12,981    $17,920        $16,713          $13,750
 2/29/2008               $17,475            $12,560    $18,182        $16,736          $13,774
 3/31/2008               $17,155            $12,505    $17,999        $16,793          $13,806
 4/30/2008               $17,910            $13,115    $18,999        $16,758          $13,820
 5/31/2008               $18,323            $13,284    $19,220        $16,635          $13,827
 6/30/2008               $17,153            $12,164    $17,652        $16,622          $13,848
 7/31/2008               $16,869            $12,062    $17,087        $16,608          $13,876
 8/31/2008               $16,906            $12,237    $16,399        $16,766          $13,895
 9/30/2008               $15,400            $11,146    $14,034        $16,541          $13,933
10/31/2008               $13,078            $ 9,274    $11,203        $16,150          $13,954
11/30/2008               $12,473            $ 8,609    $10,602        $16,676          $13,969
12/31/2008               $12,878            $ 8,700    $11,241        $17,298          $13,967
                         -------            -------    -------        -------          -------
Total Returns              28.78%            -13.00%     12.41%         72.98%           39.67%
                         =======            =======    =======        =======          =======

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    12/31/08
-------                    --------
1-Year                      -30.92%
5-Year                       +0.78%
Since Inception (1/1/02)     +1.98%

                           CLASS R (1/1/02-12/31/08)

                              (PERFORMANCE GRAPH)

                                                                      BARCLAYS        P&R 90-DAY
                FRANKLIN TEMPLETON GROWTH   S&P 500   MSCI EAFE     CAPITAL U.S.    U.S. TREASURY
DATE              TARGET FUND - CLASS R      INDEX      INDEX     AGGREGATE INDEX       INDEX
-------------   -------------------------   -------   ---------   ---------------   -------------
  1/1/2002               $10,000            $10,000    $10,000        $10,000          $10,000
 1/31/2002               $ 9,908            $ 9,854    $ 9,469        $10,081          $10,014
 2/28/2002               $ 9,771            $ 9,664    $ 9,536        $10,179          $10,027
 3/31/2002               $10,219            $10,027    $10,057        $10,009          $10,042
 4/30/2002               $10,082            $ 9,420    $10,130        $10,204          $10,057
 5/31/2002               $ 9,963            $ 9,350    $10,267        $10,290          $10,073
 6/30/2002               $ 9,442            $ 8,684    $ 9,862        $10,379          $10,088
 7/31/2002               $ 8,664            $ 8,007    $ 8,889        $10,505          $10,102
 8/31/2002               $ 8,682            $ 8,060    $ 8,871        $10,682          $10,117
 9/30/2002               $ 8,051            $ 7,184    $ 7,921        $10,855          $10,133
10/31/2002               $ 8,390            $ 7,816    $ 8,347        $10,806          $10,149
11/30/2002               $ 8,792            $ 8,276    $ 8,727        $10,803          $10,165
12/31/2002               $ 8,516            $ 7,790    $ 8,434        $11,026          $10,175
 1/31/2003               $ 8,395            $ 7,586    $ 8,083        $11,035          $10,186
 2/28/2003               $ 8,284            $ 7,472    $ 7,898        $11,188          $10,195
 3/31/2003               $ 8,247            $ 7,545    $ 7,749        $11,179          $10,207
 4/30/2003               $ 8,775            $ 8,166    $ 8,517        $11,272          $10,217
 5/31/2003               $ 9,330            $ 8,596    $ 9,041        $11,482          $10,227
 6/30/2003               $ 9,432            $ 8,706    $ 9,265        $11,459          $10,240
 7/31/2003               $ 9,626            $ 8,859    $ 9,491        $11,074          $10,247
 8/31/2003               $10,034            $ 9,032    $ 9,721        $11,147          $10,255
 9/30/2003               $ 9,969            $ 8,936    $10,023        $11,442          $10,263
10/31/2003               $10,487            $ 9,442    $10,648        $11,336          $10,272
11/30/2003               $10,774            $ 9,525    $10,887        $11,363          $10,280
12/31/2003               $11,057            $10,024    $11,738        $11,478          $10,288
 1/31/2004               $11,187            $10,208    $11,904        $11,571          $10,297
 2/29/2004               $11,327            $10,350    $12,181        $11,696          $10,303
 3/31/2004               $11,336            $10,194    $12,255        $11,784          $10,312
 4/30/2004               $10,935            $10,034    $11,988        $11,477          $10,319
 5/31/2004               $11,094            $10,172    $12,040        $11,431          $10,326
 6/30/2004               $11,318            $10,370    $12,308        $11,496          $10,331
 7/31/2004               $10,963            $10,026    $11,911        $11,610          $10,341
 8/31/2004               $11,001            $10,067    $11,966        $11,831          $10,351
 9/30/2004               $11,299            $10,176    $12,280        $11,863          $10,363
10/31/2004               $11,495            $10,332    $12,700        $11,963          $10,375
11/30/2004               $11,979            $10,750    $13,571        $11,867          $10,385
12/31/2004               $12,278            $11,115    $14,167        $11,976          $10,405
 1/31/2005               $11,960            $10,844    $13,908        $12,052          $10,420
 2/28/2005               $12,297            $11,073    $14,512        $11,981          $10,436
 3/31/2005               $12,040            $10,877    $14,153        $11,919          $10,460
 4/30/2005               $11,740            $10,670    $13,837        $12,080          $10,482
 5/31/2005               $12,068            $11,010    $13,858        $12,211          $10,506
 6/30/2005               $12,284            $11,025    $14,047        $12,278          $10,530
 7/31/2005               $12,678            $11,435    $14,479        $12,166          $10,553
 8/31/2005               $12,706            $11,331    $14,849        $12,322          $10,582
 9/30/2005               $12,931            $11,423    $15,513        $12,195          $10,612
10/31/2005               $12,594            $11,232    $15,061        $12,098          $10,636
11/30/2005               $13,062            $11,657    $15,433        $12,152          $10,672
12/31/2005               $13,273            $11,661    $16,153        $12,267          $10,705
 1/31/2006               $13,945            $11,970    $17,145        $12,268          $10,736
 2/28/2006               $13,916            $12,003    $17,110        $12,309          $10,770
 3/31/2006               $14,252            $12,152    $17,683        $12,188          $10,812
 4/30/2006               $14,422            $12,315    $18,540        $12,166          $10,851
 5/31/2006               $13,862            $11,961    $17,843        $12,153          $10,893
 6/30/2006               $13,910            $11,977    $17,849        $12,179          $10,934
 7/31/2006               $13,748            $12,051    $18,028        $12,343          $10,979
 8/31/2006               $14,024            $12,338    $18,528        $12,532          $11,028
 9/30/2006               $14,061            $12,655    $18,561        $12,642          $11,076
10/31/2006               $14,537            $13,068    $19,284        $12,726          $11,119
11/30/2006               $14,966            $13,316    $19,866        $12,874          $11,166
12/31/2006               $15,084            $13,503    $20,491        $12,799          $11,215
 1/31/2007               $15,337            $13,707    $20,631        $12,794          $11,260
 2/28/2007               $15,288            $13,439    $20,800        $12,991          $11,304
 3/31/2007               $15,515            $13,590    $21,340        $12,991          $11,355
 4/30/2007               $15,972            $14,192    $22,308        $13,061          $11,404
 5/31/2007               $16,410            $14,687    $22,729        $12,962          $11,455
 6/30/2007               $16,348            $14,443    $22,764        $12,924          $11,499
 7/31/2007               $16,027            $13,995    $22,431        $13,032          $11,542
 8/31/2007               $16,117            $14,205    $22,086        $13,192          $11,608
 9/30/2007               $16,885            $14,736    $23,272        $13,292          $11,650
10/31/2007               $17,498            $14,970    $24,189        $13,411          $11,686
11/30/2007               $16,714            $14,345    $23,399        $13,652          $11,738
12/31/2007               $16,639            $14,245    $22,874        $13,691          $11,766
 1/31/2008               $15,601            $13,391    $20,763        $13,921          $11,826
 2/29/2008               $15,529            $12,956    $21,067        $13,940          $11,846
 3/31/2008               $15,248            $12,900    $20,856        $13,987          $11,874
 4/30/2008               $15,933            $13,528    $22,015        $13,958          $11,886
 5/31/2008               $16,307            $13,703    $22,271        $13,856          $11,892
 6/30/2008               $15,277            $12,548    $20,454        $13,845          $11,910
 7/31/2008               $15,016            $12,442    $19,799        $13,833          $11,934
 8/31/2008               $15,059            $12,622    $19,002        $13,965          $11,950
 9/30/2008               $13,722            $11,498    $16,261        $13,777          $11,983
10/31/2008               $11,656            $ 9,567    $12,981        $13,452          $12,001
11/30/2008               $11,123            $ 8,880    $12,285        $13,890          $12,014
12/31/2008               $11,473            $ 8,975    $13,025        $14,408          $12,012
                         -------            -------    -------        -------          -------
Total Returns              14.73%            -10.25%     30.25%         44.08%           20.12%
                         =======            =======    =======        =======          =======


                               Annual Report | 31

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   12/31/08
----------------   --------
1-Year              -30.56%
5-Year               +1.19%
10-Year              +3.42%

                        ADVISOR CLASS (1/1/99-12/31/08)

                              (PERFORMANCE GRAPH)

                    FRANKLIN TEMPLETON                               BARCLAYS         P&R 90-DAY
                      GROWTH TARGET         S&P 500   MSCI EAFE     CAPITAL U.S.    U.S. TREASURY
     DATE          FUND - ADVISOR CLASS      INDEX      INDEX     AGGREGATE INDEX       INDEX
-------------   -------------------------   -------   ---------   ---------------   -------------
  1/1/1999               $10,000            $10,000    $10,000        $10,000          $10,000
 1/31/1999               $10,155            $10,418    $ 9,957        $10,071          $10,039
 2/28/1999               $ 9,942            $10,094    $ 9,714        $ 9,896          $10,071
 3/31/1999               $10,233            $10,498    $10,139        $ 9,950          $10,114
 4/30/1999               $10,641            $10,905    $10,556        $ 9,982          $10,152
 5/31/1999               $10,515            $10,647    $10,033        $ 9,894          $10,190
 6/30/1999               $10,826            $11,238    $10,437        $ 9,863          $10,228
 7/31/1999               $10,700            $10,887    $10,744        $ 9,821          $10,272
 8/31/1999               $10,758            $10,833    $10,789        $ 9,816          $10,310
 9/30/1999               $10,752            $10,536    $10,899        $ 9,930          $10,355
10/31/1999               $11,320            $11,203    $11,299        $ 9,967          $10,396
11/30/1999               $12,339            $11,431    $11,687        $ 9,966          $10,437
12/31/1999               $14,117            $12,104    $12,730        $ 9,918          $10,485
 1/31/2000               $13,882            $11,496    $11,913        $ 9,885          $10,526
 2/29/2000               $16,064            $11,278    $12,231        $10,005          $10,574
 3/31/2000               $15,603            $12,382    $12,722        $10,137          $10,627
 4/30/2000               $14,551            $12,009    $12,062        $10,108          $10,681
 5/31/2000               $13,970            $11,763    $11,788        $10,103          $10,738
 6/30/2000               $15,120            $12,053    $12,257        $10,313          $10,785
 7/31/2000               $14,824            $11,864    $11,740        $10,407          $10,834
 8/31/2000               $15,989            $12,601    $11,847        $10,558          $10,891
 9/30/2000               $15,476            $11,936    $11,271        $10,624          $10,950
10/31/2000               $14,664            $11,886    $10,999        $10,694          $11,006
11/30/2000               $12,895            $10,949    $10,582        $10,869          $11,066
12/31/2000               $13,392            $11,002    $10,953        $11,071          $11,130
 1/31/2001               $14,004            $11,392    $10,948        $11,252          $11,202
 2/28/2001               $12,738            $10,354    $10,128        $11,350          $11,248
 3/31/2001               $11,979            $ 9,698    $ 9,457        $11,407          $11,304
 4/30/2001               $12,812            $10,451    $10,121        $11,360          $11,351
 5/31/2001               $12,854            $10,521    $ 9,771        $11,428          $11,395
 6/30/2001               $12,620            $10,265    $ 9,375        $11,471          $11,428
 7/31/2001               $12,313            $10,164    $ 9,206        $11,728          $11,466
 8/31/2001               $11,816            $ 9,528    $ 8,974        $11,862          $11,504
 9/30/2001               $10,536            $ 8,759    $ 8,067        $12,000          $11,554
10/31/2001               $11,045            $ 8,926    $ 8,274        $12,251          $11,584
11/30/2001               $11,597            $ 9,610    $ 8,579        $12,082          $11,609
12/31/2001               $11,875            $ 9,694    $ 8,630        $12,006          $11,627
 1/31/2002               $11,766            $ 9,553    $ 8,172        $12,103          $11,644
 2/28/2002               $11,603            $ 9,369    $ 8,230        $12,220          $11,659
 3/31/2002               $12,146            $ 9,721    $ 8,679        $12,017          $11,676
 4/30/2002               $11,973            $ 9,132    $ 8,742        $12,250          $11,694
 5/31/2002               $11,842            $ 9,064    $ 8,861        $12,354          $11,712
 6/30/2002               $11,212            $ 8,419    $ 8,512        $12,461          $11,730
 7/31/2002               $10,289            $ 7,763    $ 7,672        $12,612          $11,746
 8/31/2002               $10,321            $ 7,813    $ 7,656        $12,825          $11,764
 9/30/2002               $ 9,582            $ 6,964    $ 6,836        $13,032          $11,782
10/31/2002               $ 9,984            $ 7,577    $ 7,204        $12,973          $11,800
11/30/2002               $10,473            $ 8,023    $ 7,532        $12,969          $11,819
12/31/2002               $10,135            $ 7,552    $ 7,279        $13,237          $11,831
 1/31/2003               $ 9,992            $ 7,354    $ 6,976        $13,249          $11,844
 2/28/2003               $ 9,861            $ 7,244    $ 6,816        $13,432          $11,854
 3/31/2003               $ 9,828            $ 7,314    $ 6,687        $13,422          $11,868
 4/30/2003               $10,454            $ 7,917    $ 7,351        $13,532          $11,879
 5/31/2003               $11,123            $ 8,334    $ 7,803        $13,785          $11,891
 6/30/2003               $11,244            $ 8,440    $ 7,996        $13,757          $11,906
 7/31/2003               $11,486            $ 8,589    $ 8,191        $13,295          $11,914
 8/31/2003               $11,958            $ 8,756    $ 8,390        $13,383          $11,923
 9/30/2003               $11,892            $ 8,663    $ 8,650        $13,737          $11,934
10/31/2003               $12,518            $ 9,153    $ 9,190        $13,609          $11,943
11/30/2003               $12,858            $ 9,234    $ 9,396        $13,642          $11,953
12/31/2003               $13,187            $ 9,718    $10,130        $13,781          $11,962
 1/31/2004               $13,353            $ 9,897    $10,274        $13,892          $11,972
 2/29/2004               $13,519            $10,034    $10,513        $14,042          $11,980
 3/31/2004               $13,541            $ 9,883    $10,576        $14,147          $11,990
 4/30/2004               $13,065            $ 9,728    $10,346        $13,779          $11,999
 5/31/2004               $13,242            $ 9,861    $10,391        $13,724          $12,007
 6/30/2004               $13,519            $10,053    $10,623        $13,801          $12,012
 7/31/2004               $13,099            $ 9,720    $10,279        $13,938          $12,024
 8/31/2004               $13,143            $ 9,759    $10,327        $14,204          $12,035
 9/30/2004               $13,497            $ 9,865    $10,598        $14,243          $12,049
10/31/2004               $13,741            $10,016    $10,961        $14,362          $12,063
11/30/2004               $14,328            $10,421    $11,712        $14,248          $12,075
12/31/2004               $14,675            $10,776    $12,227        $14,379          $12,098
 1/31/2005               $14,307            $10,513    $12,003        $14,469          $12,115
 2/28/2005               $14,720            $10,734    $12,525        $14,384          $12,134
 3/31/2005               $14,408            $10,544    $12,215        $14,310          $12,162
 4/30/2005               $14,062            $10,344    $11,941        $14,503          $12,188
 5/31/2005               $14,453            $10,673    $11,960        $14,660          $12,216
 6/30/2005               $14,710            $10,689    $12,123        $14,740          $12,243
 7/31/2005               $15,190            $11,086    $12,496        $14,606          $12,270
 8/31/2005               $15,223            $10,985    $12,815        $14,793          $12,304
 9/30/2005               $15,499            $11,074    $13,388        $14,641          $12,339
10/31/2005               $15,097            $10,889    $12,998        $14,525          $12,367
11/30/2005               $15,655            $11,301    $13,320        $14,589          $12,408
12/31/2005               $15,919            $11,305    $13,940        $14,728          $12,447
 1/31/2006               $16,732            $11,604    $14,797        $14,729          $12,483
 2/28/2006               $16,710            $11,636    $14,767        $14,778          $12,523
 3/31/2006               $17,111            $11,781    $15,261        $14,633          $12,572
 4/30/2006               $17,327            $11,939    $16,001        $14,606          $12,617
 5/31/2006               $16,658            $11,595    $15,399        $14,591          $12,666
 6/30/2006               $16,726            $11,611    $15,404        $14,621          $12,714
 7/31/2006               $16,533            $11,683    $15,559        $14,819          $12,766
 8/31/2006               $16,873            $11,961    $15,991        $15,046          $12,822
 9/30/2006               $16,927            $12,269    $16,019        $15,178          $12,879
10/31/2006               $17,507            $12,669    $16,643        $15,278          $12,928
11/30/2006               $18,030            $12,909    $17,145        $15,456          $12,983
12/31/2006               $18,189            $13,091    $17,684        $15,366          $13,039
 1/31/2007               $18,503            $13,289    $17,805        $15,360          $13,092
 2/28/2007               $18,445            $13,029    $17,952        $15,597          $13,143
 3/31/2007               $18,717            $13,174    $18,418        $15,597          $13,203
 4/30/2007               $19,287            $13,758    $19,252        $15,681          $13,260
 5/31/2007               $19,822            $14,238    $19,616        $15,562          $13,320
 6/30/2007               $19,760            $14,001    $19,646        $15,516          $13,370
 7/31/2007               $19,376            $13,567    $19,359        $15,646          $13,421
 8/31/2007               $19,484            $13,771    $19,061        $15,838          $13,497
 9/30/2007               $20,427            $14,286    $20,084        $15,958          $13,546
10/31/2007               $21,174            $14,513    $20,876        $16,101          $13,587
11/30/2007               $20,234            $13,906    $20,195        $16,391          $13,648
12/31/2007               $20,153            $13,810    $19,741        $16,437          $13,680
 1/31/2008               $18,908            $12,981    $17,920        $16,713          $13,750
 2/29/2008               $18,833            $12,560    $18,182        $16,736          $13,774
 3/31/2008               $18,496            $12,505    $17,999        $16,793          $13,806
 4/30/2008               $19,331            $13,115    $18,999        $16,758          $13,820
 5/31/2008               $19,792            $13,284    $19,220        $16,635          $13,827
 6/30/2008               $18,544            $12,164    $17,652        $16,622          $13,848
 7/31/2008               $18,244            $12,062    $17,087        $16,608          $13,876
 8/31/2008               $18,309            $12,237    $16,399        $16,766          $13,895
 9/30/2008               $16,680            $11,146    $14,034        $16,541          $13,933
10/31/2008               $14,178            $ 9,274    $11,203        $16,150          $13,954
11/30/2008               $13,540            $ 8,609    $10,602        $16,676          $13,969
12/31/2008               $13,994            $ 8,700    $11,241        $17,298          $13,967
                         -------            -------    -------        -------          -------
Total Returns              39.94%            -13.00%     12.41%         72.98%           39.67%
                         =======            =======    =======        =======          =======

ENDNOTES

WHILE AN ASSET ALLOCATION PLAN CAN BE A VALUABLE TOOL TO HELP REDUCE OVERALL VOLATILITY, ALL INVESTMENTS INVOLVE SOME DEGREE OF RISK. TYPICALLY, THE MORE AGGRESSIVE THE INVESTMENT, OR THE GREATER THE POTENTIAL RETURN, THE MORE RISK INVOLVED. GENERALLY, INVESTORS SHOULD BE COMFORTABLE WITH SOME FLUCTUATION IN THE VALUE OF THEIR INVESTMENTS, ESPECIALLY OVER THE SHORT TERM. STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORTER TERM. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN A FUND ADJUST TO A RISE IN INTEREST RATES, THAT FUND'S SHARE PRICE MAY DECLINE. BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS THAT MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THOSE SAME RISKS. THESE RISKS ARE DESCRIBED IN THE FUND'S PROSPECTUS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Effective 12/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -11.62% and -3.93%.

(7.) Sources: (C) 2009 Morningstar; Payden & Rygel. See page 26 for descriptions of the S&P 500, the MSCI EAFE Index, the BC U.S. Aggregate Index and the Payden & Rygel 90 Day U.S. T-Bill Index.


                               32 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON GROWTH TARGET FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                     Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                  BEGINNING         ENDING        EXPENSES PAID       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD       DURING PERIOD
                                    7/1/08         12/31/08*     7/1/08-12/31/08*   7/1/08-12/31/08**
                                 -------------   -------------   ----------------   -----------------
CLASS A
Actual                                $1,000       $  753.70             $2.20              $ 5.73
Hypothetical
   (5% return before expenses)        $1,000       $1,022.62             $2.54              $ 6.60
CLASS B
Actual                                $1,000       $  750.90             $5.50              $ 9.02
Hypothetical
   (5% return before expenses)        $1,000       $1,018.85             $6.34              $10.38
CLASS C
Actual                                $1,000       $  750.80             $5.50              $ 9.02
Hypothetical
   (5% return before expenses)        $1,000       $1,018.85             $6.34              $10.38
CLASS R
Actual                                $1,000       $  752.40             $3.30              $ 6.83
Hypothetical
   (5% return before expenses)        $1,000       $1,021.37             $3.81              $ 7.86
ADVISOR CLASS
Actual                                $1,000       $  754.60             $1.10              $ 4.63
Hypothetical
   (5% return before expenses)        $1,000       $1,023.88             $1.27              $ 5.33

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.50%; B: 1.25%; C: 1.25%; R: 0.75%; and
     Advisor: 0.25%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.30%; B: 2.05%; C: 2.05%; R: 1.55%; and
     Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               34 | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

                                                                                                                 YEAR
                                                                      YEAR ENDED DECEMBER 31,                   ENDED
                                                        ----------------------------------------------------   JULY 31,
CLASS A                                                   2008       2007       2006       2005      2004(A)     2004
-------                                                 --------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  13.59   $  13.33   $  12.74   $  12.48   $  11.66   $  10.91
                                                        --------   --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c, d) ......................       0.39       0.48       0.41       0.29       0.12       0.23
   Net realized and unrealized gains (losses) .......      (2.44)      0.60       0.84       0.29       0.84       0.74
                                                        --------   --------   --------   --------   --------   --------
Total from investment operations ....................      (2.05)      1.08       1.25       0.58       0.96       0.97
                                                        --------   --------   --------   --------   --------   --------
Less distributions from:
   Net investment income ...........................      (0.38)      (0.47)     (0.42)     (0.32)     (0.14)     (0.22)
   Net realized gains ..............................      (0.24)      (0.35)     (0.24)        --         --         --
                                                        --------   --------   --------   --------   --------   --------
Total distributions ................................      (0.62)      (0.82)     (0.66)     (0.32)     (0.14)     (0.22)
                                                        --------   --------   --------   --------   --------   --------
Redemption fees(e, f) ..............................          --         --         --         --         --         --
                                                        --------   --------   --------   --------   --------   --------
Net asset value, end of year .......................    $  10.92   $  13.59   $  13.33   $  12.74   $  12.48   $  11.66
                                                        ========   ========   ========   ========   ========   ========
Total return(g) ....................................      (15.41)%     8.29%      9.92%      4.70%      8.30%      8.89%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i).....................................       0.65%      0.68%      0.69%      0.73%      0.82%      0.85%
Expenses net of waiver and payments by
   affiliates(i).....................................       0.51%      0.49%      0.50%      0.69%      0.82%      0.85%
Net investment income(d) ............................       3.18%      3.52%      3.09%      2.31%      2.40%      2.00%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $282,769   $251,570   $194,477   $162,079   $139,153   $117,013
Portfolio turnover rate .............................       4.84%      8.11%     11.08%      8.16%      2.63%      3.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

                                                                                                     PERIOD
                                                                YEAR ENDED DECEMBER 31,               ENDED
                                                     --------------------------------------------   JULY 31,
CLASS B                                                2008     2007     2006     2005    2004(a)    2004(b)
-------                                              -------   ------   ------   ------   -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 13.55   $13.29   $12.71   $12.46   $11.63     $11.67
                                                     -------   ------   ------   ------   ------     ------
Income from investment operations(c):
   Net investment income(d, e) ...................      0.30     0.36     0.30     0.19     0.09       0.07
   Net realized and unrealized gains (losses) ....     (2.44)    0.61     0.84     0.29     0.84       0.04
                                                     -------   ------   ------   ------   ------     ------
Total from investment operations .................     (2.14)    0.97     1.14     0.48     0.93       0.11
                                                     -------   ------   ------   ------   ------     ------
Less distributions from:
   Net investment income .........................     (0.29)   (0.36)   (0.32)   (0.23)   (0.10)     (0.15)
   Net realized gains ............................     (0.24)   (0.35)   (0.24)      --       --         --
                                                     -------   ------   ------   ------   ------     ------
Total distributions ..............................     (0.53)   (0.71)   (0.56)   (0.23)   (0.10)     (0.15)
                                                     -------   ------   ------   ------   ------     ------
Redemption fees(f, g) ............................        --       --       --       --       --         --
                                                     -------   ------   ------   ------   ------     ------
Net asset value, end of year .....................   $ 10.88   $13.55   $13.29   $12.71   $12.46     $11.63
                                                     =======   ======   ======   ======   ======     ======
Total return(h) ..................................    (16.02)%   7.42%    9.05%    3.87%    8.02%      0.98%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) .................................      1.40%    1.43%    1.44%    1.48%    1.57%      1.60%
Expenses net of waiver and payments by
   affiliates(j) .................................      1.26%    1.24%    1.25%    1.44%    1.57%      1.60%
Net investment income(e) .........................      2.43%    2.77%    2.34%    1.56%    1.65%      1.25%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $ 7,150   $6,497   $6,422   $6,202   $5,223     $3,567
Portfolio turnover rate ..........................      4.84%    8.11%   11.08%    8.16%    2.63%      3.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period December 1, 2003 (effective date) to July 31, 2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

                                                                                                         YEAR
                                                                YEAR ENDED DECEMBER 31,                  ENDED
                                                   -------------------------------------------------   JULY 31,
CLASS C                                              2008       2007       2006     2005     2004(a)     2004
-------                                            --------   --------   -------   ------    -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  13.42   $  13.18   $ 12.60   $ 12.36   $ 11.53   $ 10.80
                                                   --------   --------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c, d) .................       0.30       0.38      0.30      0.19      0.08      0.14
   Net realized and unrealized gains (losses) ..      (2.41)      0.58      0.85      0.28      0.84      0.73
                                                   --------   --------   -------   -------   -------   -------
Total from investment operations ...............      (2.11)      0.96      1.15      0.47      0.92      0.87
                                                   --------   --------   -------   -------   -------   -------
Less distributions from:
   Net investment income .......................      (0.30)     (0.37)    (0.33)    (0.23)    (0.09)    (0.14)
   Net realized gains ..........................      (0.24)     (0.35)    (0.24)       --        --        --
                                                   --------   --------   -------   -------   -------   -------
Total distributions ............................      (0.54)     (0.72)    (0.57)    (0.23)    (0.09)    (0.14)
                                                   --------   --------   -------   -------   -------   -------
Redemption fees(e, f) ..........................         --         --        --        --        --        --
                                                   --------   --------   -------   -------   -------   -------
Net asset value, end of year ...................   $  10.77   $  13.42   $ 13.18   $ 12.60   $ 12.36   $ 11.53
                                                   ========   ========   =======   =======   =======   =======
Total return(g) ................................     (16.04)%     7.48%     9.16%     3.83%     8.03%     8.04%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................       1.39%      1.43%     1.43%     1.47%     1.57%     1.60%
Expenses net of waiver and payments by
   affiliates(i) ...............................       1.25%      1.24%     1.24%     1.43%     1.57%     1.60%
Net investment income(d) .......................       2.44%      2.77%     2.35%     1.57%     1.65%     1.25%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $152,773   $110,914   $76,018   $63,298   $59,803   $52,881
Portfolio turnover rate ........................       4.84%      8.11%    11.08%     8.16%     2.63%     3.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

                                                                                                       YEAR
                                                                YEAR ENDED DECEMBER 31,               ENDED
                                                   -----------------------------------------------   JULY 31,
CLASS R                                              2008      2007      2006      2005    2004(a)     2004
-------                                            -------   -------   -------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 13.55   $ 13.30   $ 12.71   $ 12.46   $ 11.63    $10.89
                                                   -------   -------   -------   -------   -------    ------
Income from investment operations(b):
   Net investment income(c, d) .................      0.37      0.47      0.37      0.26      0.11      0.21
   Net realized and unrealized gains (losses) ..     (2.44)     0.57      0.85      0.28      0.85      0.72
                                                   -------   -------   -------   -------   -------    ------
Total from investment operations ...............     (2.07)     1.04      1.22      0.54      0.96      0.93
                                                   -------   -------   -------   -------   -------    ------
Less distributions from:
   Net investment income .......................     (0.35)    (0.44)    (0.39)    (0.29)    (0.13)    (0.19)
   Net realized gains ..........................     (0.24)    (0.35)    (0.24)       --        --        --
                                                   -------   -------   -------   -------   -------    ------
Total distributions ............................     (0.59)    (0.79)    (0.63)    (0.29)    (0.13)    (0.19)
                                                   -------   -------   -------   -------   -------    ------
Redemption fees(e, f) ..........................        --        --        --        --        --        --
                                                   -------   -------   -------   -------   -------    ------
Net asset value, end of year ...................   $ 10.89   $ 13.55   $ 13.30   $ 12.71   $ 12.46    $11.63
                                                   =======   =======   =======   =======   =======    ======
Total return(g) ................................    (15.58)%    7.91%     9.73%     4.37%     8.27%     8.56%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................      0.90%     0.93%     0.94%     0.98%     1.07%     1.10%
Expenses net of waiver and payments by
   affiliates(i) ...............................      0.76%     0.74%     0.75%     0.94%     1.07%     1.10%
Net investment income(d) .......................      2.93%     3.27%     2.84%     2.06%     2.15%     1.75%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $29,466   $25,476   $14,490   $14,112   $12,199    $8,370
Portfolio turnover rate ........................      4.84%     8.11%    11.08%     8.16%     2.63%     3.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND

                                                          YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                         ------------------------   DECEMBER 31,
ADVISOR CLASS                                              2008     2007    2006       2005(a)
-------------                                            -------   ------  ------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $ 13.57   $13.31  $12.72      $12.81
                                                         -------   ------  ------      ------
Income from investment operations(b):
   Net investment income(c, d) ........................     0.45     0.53    0.45        0.07
   Net realized and unrealized gains (losses) .........    (2.46)    0.58    0.83        0.02
                                                         -------   ------  ------      ------
Total from investment operations ......................    (2.01)    1.11    1.28        0.09
                                                         -------   ------  ------      ------
Less distributions from:
   Net investment income ..............................    (0.41)   (0.50)  (0.45)      (0.18)
   Net realized gains .................................    (0.24)   (0.35)  (0.24)         --
                                                         -------   ------  ------      ------
Total distributions ...................................    (0.65)   (0.85)  (0.69)      (0.18)
                                                         -------   ------  ------      ------
Redemption fees(e, f) .................................       --       --      --          --
                                                         -------   ------  ------      ------
Net asset value, end of year ..........................  $ 10.91   $13.57  $13.31      $12.72
                                                         =======   ======  ======      ======
Total return(g) .......................................   (15.15)%   8.48%  10.28%       0.68%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) ..     0.40%    0.43%   0.44%       0.48%
Expenses net of waiver and payments by affiliates(i) ..     0.26%    0.24%   0.25%       0.44%
Net investment income(d) ..............................     3.43%    3.77%   3.34%       2.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $ 4,307   $3,536  $1,726      $  753
Portfolio turnover rate ...............................     4.84%    8.11%  11.08%       8.16%

(a)  For the period December 1, 2005 (effective date) to December 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND                                    SHARES         VALUE
-------------------------------------------                                  ----------   ------------
    INVESTMENTS IN UNDERLYING FUNDS 79.1%(a)
    DOMESTIC EQUITY 25.9%
(b) Franklin Flex Cap Growth Fund, Advisor Class .........................    1,340,796   $ 41,846,252
(b) Franklin Growth Opportunities Fund, Advisor Class ....................      665,939      8,783,735
    Franklin MicroCap Value Fund, Advisor Class ..........................      411,171      8,737,379
(b) Franklin Natural Resources Fund, Advisor Class .......................      325,130      6,687,931
(b) Franklin Small Cap Growth Fund, Advisor Class ........................    3,116,009     19,288,094
    Mutual Shares Fund, Class Z ..........................................    2,478,691     37,973,540
                                                                                          ------------
                                                                                           123,316,931
                                                                                          ------------
    DOMESTIC FIXED INCOME 27.0%
    Franklin Strategic Mortgage Portfolio ................................    1,588,251     13,277,775
    Franklin Total Return Fund, Advisor Class ............................    5,220,454     45,522,363
    Franklin U.S. Government Securities Fund, Advisor Class ..............   10,528,051     69,800,978
                                                                                          ------------
                                                                                           128,601,116
                                                                                          ------------
    FOREIGN EQUITY 11.8%
    Franklin Global Real Estate Fund, Advisor Class ......................      819,615      4,278,392
(b) Franklin Gold and Precious Metals Fund, Advisor Class ................      436,156     11,248,469
    Mutual European Fund, Class Z ........................................    1,188,214     20,496,687
    Templeton China World Fund, Advisor Class ............................      413,757      8,755,108
    Templeton Foreign Fund, Advisor Class ................................    2,685,225     11,788,138
                                                                                          ------------
                                                                                            56,566,794
                                                                                          ------------
    FOREIGN FIXED INCOME 14.4%
    Templeton Global Bond Fund, Advisor Class ............................    6,133,308     68,509,055
                                                                                          ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT TERM INVESTMENTS
       (COST $437,244,196) ...............................................                 376,993,896
                                                                                          ------------
    SHORT TERM INVESTMENTS (COST $97,970,385) 20.6%(a)
    MONEY MARKET FUNDS 20.6%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio,
       0.55% .............................................................   97,970,385     97,970,385
                                                                                          ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $535,214,581) 99.7% ......                 474,964,281
    OTHER ASSETS, LESS LIABILITIES 0.3% ..................................                   1,500,169
                                                                                          ------------
    NET ASSETS 100.0% ....................................................                $476,464,450
                                                                                          ============

(a)  See Note 6 regarding investments in Underlying Funds.

(b)  Non-income producing for the twelve months ended December 31, 2008.

(c)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON MODERATE TARGET FUND

                                                                      YEAR ENDED DECEMBER 31,               YEAR ENDED
                                                         -------------------------------------------------   JULY 31,
CLASS A                                                    2008       2007      2006      2005     2004(a)     2004
-------                                                  --------   --------  --------  --------  --------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $  14.35   $  14.03  $  13.14  $  12.69  $  11.65   $  10.64
                                                         --------   --------  --------  --------  --------   --------
Income from investment operations(b):
   Net investment income(c, d) ........................      0.35       0.43      0.35      0.25      0.12       0.20
   Net realized and unrealized gains (losses) .........     (3.31)      0.87      1.15      0.50      1.05       1.00
                                                         --------   --------  --------  --------  --------   --------
Total from investment operations ......................     (2.96)      1.30      1.50      0.75      1.17       1.20
                                                         --------   --------  --------  --------  --------   --------
Less distributions from:
   Net investment income ..............................     (0.35)     (0.43)    (0.38)    (0.30)    (0.13)     (0.19)
   Net realized gains .................................     (0.37)     (0.55)    (0.23)       --        --         --
                                                         --------   --------  --------  --------  --------   --------
Total distributions ...................................     (0.72)     (0.98)    (0.61)    (0.30)    (0.13)     (0.19)
                                                         --------   --------  --------  --------  --------   --------
Redemption fees(e, f) .................................        --         --        --        --        --         --
                                                         --------   --------  --------  --------  --------   --------
Net asset value, end of year ..........................  $  10.67   $  14.35  $  14.03  $  13.14  $  12.69   $  11.65
                                                         ========   ========  ========  ========  ========   ========
Total return(g) .......................................    (21.22)%     9.40%    11.57%     5.94%    10.14%     11.18%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) ..      0.68%      0.68%     0.70%     0.74%     0.81%      0.89%
Expenses net of waiver and payments by affiliates(i) ..      0.52%      0.50%     0.50%     0.69%     0.81%      0.89%
Net investment income(d) ..............................      2.74%      2.92%     2.56%     1.93%     2.32%      1.75%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $476,415   $491,451  $401,392  $316,754  $281,033   $219,273
Portfolio turnover rate ...............................      7.29%     10.29%     9.40%    10.59%     2.78%      4.13%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.73% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON MODERATE TARGET FUND

                                                                YEAR ENDED DECEMBER 31,               PERIOD ENDED
                                                   ------------------------------------------------     JULY 31,
CLASS B                                              2008       2007      2006      2005    2004(a)      2004(b)
-------                                            -------    -------   -------   -------   -------   ------------
ER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 14.31    $ 13.99   $ 13.10   $ 12.66   $11.62       $11.62
                                                   -------    -------   -------   -------   ------       ------
Income from investment operations(c):
   Net investment income(d, e) .................      0.25       0.31      0.24      0.15     0.09         0.05
   Net realized and unrealized gains (losses) ..     (3.30)      0.88      1.15      0.50     1.03         0.09
                                                   -------    -------   -------   -------   ------       ------
Total from investment operations ...............     (3.05)      1.19      1.39      0.65     1.12         0.14
                                                   -------    -------   -------   -------   ------       ------
Less distributions from:
   Net investment income .......................     (0.25)     (0.32)    (0.27)    (0.21)   (0.08)       (0.14)
   Net realized gains ..........................     (0.37)     (0.55)    (0.23)       --       --           --
                                                   -------    -------   -------   -------   ------       ------
Total distributions ............................     (0.62)     (0.87)    (0.50)    (0.21)   (0.08)       (0.14)
                                                   -------    -------   -------   -------   ------       ------
Redemption fees(f, g) ..........................        --         --        --        --       --           --
                                                   -------    -------   -------   -------   ------       ------
Net asset value, end of year ...................   $ 10.64    $ 14.31   $ 13.99   $ 13.10   $12.66       $11.62
                                                   =======    =======   =======   =======   ======       ======
Total return(h) ................................    (21.80)%     8.61%    10.70%     5.18%    9.77%        1.18%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................      1.43%      1.43%     1.45%     1.49%    1.56%        1.64%
Expenses net of waiver and payments by
   affiliates(j) ...............................      1.27%      1.25%     1.25%     1.44%    1.56%        1.64%
Net investment income(e) .......................      1.99%      2.17%     1.81%     1.18%    1.57%        1.00%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $11,060    $12,445   $11,533   $10,170   $8,700       $5,417
Portfolio turnover rate ........................      7.29%     10.29%     9.40%    10.59%    2.78%        4.13%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period December 1, 2003 (effective date) to July 31, 2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.73% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               42 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON MODERATE TARGET FUND

                                                                  YEAR ENDED DECEMBER 31,                  YEAR ENDED
                                                   -----------------------------------------------------    JULY 31,
CLASS C                                              2008        2007       2006       2005      2004(a)      2004
-------                                            --------    --------   --------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  14.11    $  13.81   $  12.94   $  12.50   $  11.47    $ 10.48
                                                   --------    --------   --------   --------   --------    -------
Income from investment operations(b):
   Net investment income(c, d) .................       0.25        0.31       0.24       0.15       0.08       0.12
   Net realized and unrealized gains (losses) ..      (3.26)       0.87       1.13       0.50       1.03       0.98
                                                   --------    --------   --------   --------   --------    -------
Total from investment operations ...............      (3.01)       1.18       1.37       0.65       1.11       1.10
                                                   --------    --------   --------   --------   --------    -------
Less distributions from:
   Net investment income .......................      (0.26)      (0.33)     (0.27)     (0.21)     (0.08)     (0.11)
   Net realized gains ..........................      (0.37)      (0.55)     (0.23)        --         --         --
                                                   --------    --------   --------   --------   --------    -------
Total distributions ............................      (0.63)      (0.88)     (0.50)     (0.21)     (0.08)     (0.11)
                                                   --------    --------   --------   --------   --------    -------
Redemption fees(e, f) ..........................         --          --         --         --         --         --
                                                   --------    --------   --------   --------   --------    -------
Net asset value, end of year ...................   $  10.47    $  14.11   $  13.81   $  12.94   $  12.50    $ 11.47
                                                   ========    ========   ========   ========   ========    =======
Total return(g) ................................     (21.87)%      8.61%     10.72%      5.25%      9.75%     10.39%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................       1.43%       1.43%      1.45%      1.48%      1.56%      1.64%
Expenses net of waiver and payments by
   affiliates(i) ...............................       1.27%       1.25%      1.25%      1.43%      1.56%      1.64%
Net investment income(d) .......................       1.99%       2.17%      1.81%      1.19%      1.57%      1.00%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $164,355    $160,563   $134,465   $112,294   $105,966    $90,988
Portfolio turnover rate ........................       7.29%      10.29%      9.40%     10.59%      2.78%      4.13%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.73% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 43

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON MODERATE TARGET FUND

                                                                YEAR ENDED DECEMBER 31,                YEAR ENDED
                                                   -------------------------------------------------    JULY 31,
CLASS R                                              2008       2007       2006      2005    2004(a)      2004
-------                                            -------    -------    -------   -------   -------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 14.32    $ 14.00    $ 13.11   $ 12.66   $ 11.62     $ 10.62
                                                   -------    -------    -------   -------   -------     -------
Income from investment operations(b):
   Net investment income(c, d) .................      0.33       0.39       0.31      0.21      0.11        0.18
   Net realized and unrealized gains (losses) ..     (3.32)      0.88       1.15      0.51      1.04        0.98
                                                   -------    -------    -------   -------   -------     -------
Total from investment operations ...............     (2.99)      1.27       1.46      0.72      1.15        1.16
                                                   -------    -------    -------   -------   -------     -------
Less distributions from:
   Net investment income .......................     (0.32)     (0.40)     (0.34)    (0.27)    (0.11)      (0.16)
   Net realized gains ..........................     (0.37)     (0.55)     (0.23)       --        --          --
                                                   -------    -------    -------   -------   -------     -------
Total distributions ............................     (0.69)     (0.95)     (0.57)    (0.27)    (0.11)      (0.16)
                                                   -------    -------    -------   -------   -------     -------
Redemption fees(e, f) ..........................        --         --         --        --        --          --
                                                   -------    -------    -------   -------   -------     -------
Net asset value, end of year ...................   $ 10.64    $ 14.32    $ 14.00   $ 13.11   $ 12.66     $ 11.62
                                                   =======    =======    =======   =======   =======     =======
Total return(g) ................................    (21.45)%     9.16%     11.27%     5.73%     9.92%      10.95%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................      0.93%      0.93%      0.95%     0.99%     1.06%       1.14%
Expenses net of waiver and payments by
   affiliates(i) ...............................      0.77%      0.75%      0.75%     0.94%     1.06%       1.14%
Net investment income(d) .......................      2.49%      2.67%      2.31%     1.68%     2.07%       1.50%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $47,009    $40,102    $31,719   $30,403   $25,162     $17,161
Portfolio turnover rate ........................      7.29%     10.29%      9.40%    10.59%     2.78%       4.13%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.73% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               44 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON MODERATE TARGET FUND

                                                     YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                                   --------------------------   DECEMBER 31,
ADVISOR CLASS                                        2008      2007     2006       2005(a)
-------------                                      -------    ------   ------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 14.35    $14.03   $13.15      $13.23
                                                   -------    ------   ------      ------
Income from investment operations(b):
   Net investment income(c, d) .................      0.40      0.46     0.40        0.08
   Net realized and unrealized gains (losses) ..     (3.33)     0.88     1.13        0.02
                                                   -------    ------   ------      ------
Total from investment operations ...............     (2.93)     1.34     1.53        0.10
                                                   -------    ------   ------      ------
Less distributions from:
   Net investment income .......................     (0.38)    (0.47)   (0.42)      (0.18)
   Net realized gains ..........................     (0.37)    (0.55)   (0.23)         --
                                                   -------    ------   ------      ------
Total distributions ............................     (0.75)    (1.02)   (0.65)      (0.18)
                                                   -------    ------   ------      ------
Redemption fees(e, f) ..........................        --        --       --          --
                                                   -------    ------   ------      ------
Net asset value, end of year ...................   $ 10.67    $14.35   $14.03      $13.15
                                                   =======    ======   ======      ======
Total return(g) ................................    (21.02)%    9.66%   11.87%       0.68%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................      0.43%     0.43%    0.45%       0.49%
Expenses net of waiver and payments by
   affiliates(i) ...............................      0.27%     0.25%    0.25%       0.44%
Net investment income(d) .......................      2.99%     3.17%    2.81%       2.18%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $11,489    $9,699   $7,071      $3,890
Portfolio turnover rate ........................      7.29%    10.29%    9.40%      10.59%

(a)  For the period December 1, 2005 (effective date) to December 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.73% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 45

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

FRANKLIN TEMPLETON MODERATE TARGET FUND                                         SHARES         VALUE
---------------------------------------                                       ----------   ------------
    INVESTMENTS IN UNDERLYING FUNDS 87.6%(a)
    DOMESTIC EQUITY 35.5%
(b) Franklin Flex Cap Growth Fund, Advisor Class ..........................    2,727,033   $ 85,110,686
(b) Franklin Growth Opportunities Fund, Advisor Class .....................    1,549,751     20,441,214
    Franklin MicroCap Value Fund, Advisor Class ...........................      847,164     18,002,242
(b) Franklin Natural Resources Fund, Advisor Class ........................      647,108     13,311,021
(b) Franklin Small Cap Growth Fund, Advisor Class .........................    6,369,467     39,427,004
    Mutual Shares Fund, Class Z ...........................................    4,966,209     76,082,317
                                                                                           ------------
                                                                                            252,374,484
                                                                                           ------------
    DOMESTIC FIXED INCOME 23.1%
    Franklin Strategic Mortgage Portfolio .................................    1,996,994     16,694,866
    Franklin Total Return Fund, Advisor Class .............................    6,834,034     59,592,777
    Franklin U.S. Government Securities Fund, Advisor Class ...............   13,251,917     87,860,208
                                                                                           ------------
                                                                                            164,147,851
                                                                                           ------------
    FOREIGN EQUITY 16.5%
    Franklin Global Real Estate Fund, Advisor Class .......................    1,892,771      9,880,265
(b) Franklin Gold and Precious Metals Fund, Advisor Class .................      910,297     23,476,570
    Mutual European Fund, Class Z .........................................    2,511,618     43,325,411
    Templeton China World Fund, Advisor Class .............................      841,864     17,813,834
    Templeton Foreign Fund, Advisor Class .................................    5,164,040     22,670,135
                                                                                           ------------
                                                                                            117,166,215
                                                                                           ------------
    FOREIGN FIXED INCOME 12.5%
    Templeton Global Bond Fund, Advisor Class .............................    7,960,044     88,913,693
                                                                                           ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT TERM INVESTMENTS
       (COST $731,359,634) ................................................                 622,602,243
                                                                                           ------------
    SHORT TERM INVESTMENTS (COST $83,588,421) 11.8%(a)
    MONEY MARKET FUNDS 11.8%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55% ..   83,588,421     83,588,421
                                                                                           ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $814,948,055) 99.4% .......                 706,190,664
    OTHER ASSETS, LESS LIABILITIES 0.6% ...................................                   4,136,792
                                                                                           ------------
    NET ASSETS 100.0% .....................................................                $710,327,456
                                                                                           ============

(a)  See Note 6 regarding investments in Underlying Funds.

(b)  Non-income producing for the twelve months ended December 31, 2008.

(c)  The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.


                               46 | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON GROWTH TARGET FUND

                                                                  YEAR ENDED DECEMBER 31,                  YEAR ENDED
                                                   -----------------------------------------------------    JULY 31,
CLASS A                                              2008        2007       2006       2005      2004(a)      2004
-------                                            --------    --------   --------   --------   --------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  16.17    $  15.63   $  14.10   $  13.17   $  11.83    $  10.46
                                                   --------    --------   --------   --------   --------    --------
Income from investment operations(b):
   Net investment income(c, d) .................       0.19        0.32       0.24       0.14       0.09        0.11
   Net realized and unrealized gains (losses) ..      (5.00)       1.31       1.73       0.96       1.33        1.36
                                                   --------    --------   --------   --------   --------    --------
Total from investment operations ...............      (4.81)       1.63       1.97       1.10       1.42        1.47
                                                   --------    --------   --------   --------   --------    --------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........      (0.22)      (0.32)     (0.32)     (0.17)     (0.08)      (0.10)
   Net realized gains ..........................      (0.66)      (0.77)     (0.12)        --         --          --
                                                   --------    --------   --------   --------   --------    --------
Total distributions ............................      (0.88)      (1.09)     (0.44)     (0.17)     (0.08)      (0.10)
                                                   --------    --------   --------   --------   --------    --------
Redemption fees(e, f) ..........................         --          --         --         --         --          --
                                                   --------    --------   --------   --------   --------    --------
Net asset value, end of year ...................   $  10.48    $  16.17   $  15.63   $  14.10   $  13.17    $  11.83
                                                   ========    ========   ========   ========   ========    ========
Total return(g) ................................     (30.75)%     10.58%     13.90%      8.47%     12.04%      14.04%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................       0.76%       0.74%      0.75%      0.79%      0.85%       0.83%
Expenses net of waiver and payments by
   affiliates(i) ...............................       0.51%       0.50%      0.50%      0.72%      0.85%       0.83%
Net investment income(d) .......................       1.43%       1.93%      1.59%      1.07%      1.72%       0.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $283,111    $394,689   $319,521   $230,686   $202,560    $165,500
Portfolio turnover rate ........................       8.87%      10.36%      9.31%     10.50%      3.98%       3.46%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON GROWTH TARGET FUND

                                                              YEAR ENDED DECEMBER 31,              PERIOD ENDED
                                                   ---------------------------------------------     JULY 31,
CLASS B                                              2008      2007     2006     2005    2004(a)      2004(b)
-------                                            -------    ------   ------   ------   -------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 15.91    $15.45   $13.97   $13.09    $11.75      $11.80
                                                   -------    ------   ------   ------    ------      ------
Income from investment operations(c):
   Net investment income (loss)(d, e) ..........      0.09      0.17     0.12     0.04      0.06       (0.02)
   Net realized and unrealized gains (losses) ..     (4.90)     1.31     1.72     0.96      1.32        0.09
                                                   -------    ------   ------   ------    ------      ------
Total from investment operations ...............     (4.81)     1.48     1.84     1.00      1.38        0.07
                                                   -------    ------   ------   ------    ------      ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.12)    (0.25)   (0.24)   (0.12)    (0.04)      (0.12)
   Net realized gains ..........................     (0.66)    (0.77)   (0.12)      --        --          --
                                                   -------    ------   ------   ------    ------      ------
Total distributions ............................     (0.78)    (1.02)   (0.36)   (0.12)    (0.04)      (0.12)
                                                   -------    ------   ------   ------    ------      ------
Redemption fees(f, g) ..........................        --        --       --       --        --          --
                                                   -------    ------   ------   ------    ------      ------
Net asset value, end of year ...................   $ 10.32    $15.91   $15.45   $13.97    $13.09      $11.75
                                                   =======    ======   ======   ======    ======      ======
Total return(h) ................................    (31.24)%    9.76%   13.06%    7.63%    11.76%       0.56%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................      1.51%     1.49%    1.50%    1.54%     1.60%       1.58%
Expenses net of waiver and payments by
   affiliates(j) ...............................      1.26%     1.25%    1.25%    1.47%     1.60%       1.58%
Net investment income(c) .......................      0.68%     1.18%    0.84%    0.32%     0.97%       0.16%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 6,261    $8,292   $8,195   $6,468    $5,343      $3,178
Portfolio turnover rate ........................      8.87%    10.36%    9.31%   10.50%     3.98%       3.46%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period December 1, 2003 (effective date) to July 31, 2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               48 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON GROWTH TARGET FUND

                                                               YEAR ENDED DECEMBER 31,             YEAR ENDED
                                                  -----------------------------------------------   JULY 31,
CLASS C                                             2008       2007      2006      2005   2004(a)     2004
-------                                           --------   --------  --------  -------  -------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............  $  15.90   $  15.44  $  13.97  $ 13.09  $ 11.72   $ 10.38
                                                  --------   --------  --------  -------  -------   -------
Income from investment operations(b):
   Net investment income(c, d) .................      0.09       0.19      0.13     0.04     0.05      0.02
   Net realized and unrealized gains (losses) ..     (4.90)      1.29      1.70     0.96     1.32      1.35
                                                  --------   --------  --------  -------  -------   -------
Total from investment operations ...............     (4.81)      1.48      1.83     1.00     1.37      1.37
                                                  --------   --------  --------  -------  -------   -------
Less distributions from:
   Net investment income and short term gains
     received from Underlying Funds ............     (0.12)     (0.25)    (0.24)   (0.12)      --     (0.03)
   Net realized gains ..........................     (0.66)     (0.77)    (0.12)      --       --        --
                                                  --------   --------  --------  -------  -------   -------
Total distributions ............................     (0.78)     (1.02)    (0.36)   (0.12)      --     (0.03)
                                                  --------   --------  --------  -------  -------   -------
Redemption fees(e, f) ..........................        --         --        --       --       --        --
                                                  --------   --------  --------  -------  -------   -------
Net asset value, end of year ...................  $  10.31   $  15.90  $  15.44  $ 13.97  $ 13.09   $ 11.72
                                                  ========   ========  ========  =======  =======   =======
Total return(g) ................................    (31.26)%     9.72%    13.08%    7.63%   11.69%    13.18%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................      1.51%      1.49%     1.50%    1.54%    1.60%     1.58%
Expenses net of waiver and payments by
   affiliates(i) ...............................      1.26%      1.25%     1.25%    0.47%    1.60%     1.58%
Net investment income(d) .......................      0.68%      1.18%     0.84%    0.32%    0.97%     0.16%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................  $106,379   $145,218  $122,156  $88,986  $73,816   $61,179
Portfolio turnover rate ........................      8.87%     10.36%     9.31%   10.50%    3.98%     3.46%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 49

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON GROWTH TARGET FUND

                                                                 YEAR ENDED DECEMBER 31,            YEAR ENDED
                                                      --------------------------------------------   JULY 31,
CLASS R                                                 2008      2007     2006     2005   2004(a)     2004
-------                                               -------   -------  -------  -------  -------  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................  $ 16.02   $ 15.52  $ 14.02  $ 13.11  $ 11.76   $ 10.40
                                                      -------   -------  -------  -------  -------   -------
Income from investment operations(b):
   Net investment income(c, d) .....................     0.17      0.29     0.20     0.11     0.08      0.08
   Net realized and unrealized gains (losses) ......    (4.96)     1.28     1.71     0.95     1.33      1.36
                                                      -------   -------  -------  -------  -------   -------
Total from investment operations ...................    (4.79)     1.57     1.91     1.06     1.41      1.44
                                                      -------   -------  -------  -------  -------   -------
Less distributions from:
   Net investment income and short term gains
     received from Underlying Funds ................    (0.19)    (0.30)   (0.29)   (0.15)   (0.06)    (0.08)
   Net realized gains ..............................    (0.66)    (0.77)   (0.12)      --       --        --
                                                      -------   -------  -------  -------  -------   -------
Total distributions ................................    (0.85)    (1.07)   (0.41)   (0.15)   (0.06)    (0.08)
                                                      -------   -------  -------  -------  -------   -------
Redemption fees(e, f) ..............................       --        --       --       --       --        --
                                                      -------   -------  -------  -------  -------   -------
Net asset value, end of year .......................  $ 10.38   $ 16.02  $ 15.52  $ 14.02  $ 13.11   $ 11.76
                                                      =======   =======  =======  =======  =======   =======
Total return(g) ....................................   (30.92)%   10.31%   13.65%    8.10%   12.00%    13.89%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...................................     1.01%     0.99%    1.00%    1.04%    1.10%     1.08%
Expenses net of waiver and payments by
   affiliates(i) ...................................     0.76%     0.75%    0.75%    0.97%    1.10%     1.08%
Net investment income(d) ...........................     1.18%     1.68%    1.34%    0.82%    1.47%     0.66%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $35,485   $36,757  $26,215  $19,461  $15,206   $11,714
Portfolio turnover rate ............................     8.87%    10.36%    9.31%   10.50%    3.98%     3.46%

(a)  For the period August 1, 2004 to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               50 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON GROWTH TARGET FUND

                                                       YEAR ENDED DECEMBER 31,  PERIOD ENDED
                                                      ------------------------  DECEMBER 31,
ADVISOR CLASS                                           2008     2007    2006      2005(a)
-------------                                         -------   ------  ------  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................  $ 16.19   $15.64  $14.10     $14.18
                                                      -------   ------  ------     ------
Income from investment operations(b):
   Net investment income(c, d) .....................     0.27     0.38    0.29       0.11
   Net realized and unrealized gains (losses) ......    (5.06)    1.29    1.72      (0.03)
                                                      -------   ------  ------     ------
Total from investment operations ...................    (4.79)    1.67    2.01       0.08
                                                      -------   ------  ------     ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...............    (0.25)   (0.35)  (0.35)     (0.16)
   Net realized gains ..............................    (0.66)   (0.77)  (0.12)        --
                                                      -------   ------  ------     ------
Total distributions ................................    (0.91)   (1.12)  (0.47)     (0.16)
                                                      -------   ------  ------     ------
Redemption fees(e, f) ..............................       --       --      --         --
                                                      -------   ------  ------     ------
Net asset value, end of year .......................  $ 10.49   $16.19  $15.64     $14.10
                                                      =======   ======  ======     ======
Total return(g) ....................................   (30.56)%  10.80%  14.26%      0.54%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...................................     0.51%    0.49%   0.50%      0.54%
Expenses net of waiver and payments by
   affiliates(i) ...................................     0.26%    0.25%   0.25%      0.47%
Net investment income(d) ...........................     1.68%    2.18%   1.84%      1.32%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $11,059   $9,917  $5,593     $3,320
Portfolio turnover rate ............................     8.87%   10.36%   9.31%     10.50%

(a)  For the period December 1, 2005 (effective date) to December 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 51

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

FRANKLIN TEMPLETON GROWTH TARGET FUND                SHARES        VALUE
-------------------------------------              ----------   ------------
    INVESTMENTS IN UNDERLYING FUNDS 94.8%(a)
    DOMESTIC EQUITY 53.7%
(b) Franklin Flex Cap Growth Fund, Advisor
       Class....................................    2,564,043   $ 80,023,790
(b) Franklin Growth Opportunities Fund, Advisor
       Class ...................................    1,363,020     17,978,237
    Franklin MicroCap Value Fund, Advisor
       Class ...................................      791,091     16,810,677
(b) Franklin Natural Resources Fund, Advisor
       Class ...................................      636,509     13,092,997
(b) Franklin Small Cap Growth Fund, Advisor
       Class ...................................    6,082,093     37,648,156
    Mutual Shares Fund, Class Z ................    4,693,775     71,908,626
                                                                ------------
                                                                 237,462,483
                                                                ------------
    DOMESTIC FIXED INCOME 11.0%
    Franklin Strategic Mortgage Portfolio ......      602,416      5,036,200
    Franklin Total Return Fund, Advisor
       Class ...................................    1,996,638     17,410,681
    Franklin U.S. Government Securities Fund,
       Advisor Class ...........................    3,967,140     26,302,137
                                                                ------------
                                                                  48,749,018
                                                                ------------
    FOREIGN EQUITY 24.2%
    Franklin Global Real Estate Fund, Advisor
       Class ...................................    1,649,225      8,608,954
(b) Franklin Gold and Precious Metals Fund,
       Advisor Class ...........................      821,076     21,175,539
    Mutual European Fund, Class Z ..............    2,290,529     39,511,618
    Templeton China World Fun d, Advisor
       Class ...................................      772,967     16,355,972
    Templeton Foreign Fund, Advisor Class ......    4,915,537     21,579,207
                                                                ------------
                                                                 107,231,290
                                                                ------------
    FOREIGN FIXED INCOME 5.9%
    Templeton Global Bond Fun d, Advisor
       Class ...................................    2,344,923     26,192,792
                                                                ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS
       BEFORE SHORT TERM INVESTMENTS
          (COST $527,007,856) ..................                 419,635,583
                                                                ------------
    SHORT TERM INVESTMENTS (COST $23,259,060)
       5.3%(a)
    MONEY MARKET FUNDS 5.3%
(c) Franklin Institutional Fiduciary Trust
       Money Market Portfolio, 0.55% ...........   23,259,060     23,259,060
                                                                ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS
       (COST $550,266,916) 100.1% ..............                 442,894,643
    OTHER ASSETS, LESS LIABILITIES (0.1)% ......                    (601,424)
                                                                ------------
    NET ASSETS 100.0% ..........................                $442,293,219
                                                                ============

(a)  See Note 6 regarding investments in Underlying Funds.

(b)  Non-income producing for the twelve months ended December 31, 2008.

(c)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               52 | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

                                                     FRANKLIN        FRANKLIN        FRANKLIN
                                                    TEMPLETON       TEMPLETON       TEMPLETON
                                                   CONSERVATIVE      MODERATE         GROWTH
                                                   TARGET FUND     TARGET FUND     TARGET FUND
                                                   ------------   -------------   -------------
Assets:
   Investments in Underlying Funds (Note 6):
      Cost .....................................   $535,214,581   $ 814,948,055   $ 550,266,916
                                                   ------------   ------------    -------------
      Value ....................................   $474,964,281   $ 706,190,664   $ 442,894,643
   Receivables from capital shares sold ........      4,023,622       7,096,497       1,670,129
                                                   ------------   -------------   -------------
         Total assets ..........................    478,987,903     713,287,161     444,564,772
                                                   ------------   -------------   -------------
Liabilities:
   Payables:
      Capital shares redeemed ..................      2,013,440       2,225,825       1,832,087
      Affiliates ...............................        355,381         471,034         201,119
      Unaffiliated transfer agent fees .........        117,155         208,983         189,227
   Accrued expenses and other liabilities ......         37,477          53,863          49,120
                                                   ------------   -------------   -------------
         Total liabilities .....................      2,523,453       2,959,705       2,271,553
                                                   ------------   -------------   -------------
            Net assets, at value ...............   $476,464,450   $ 710,327,456   $ 442,293,219
                                                   ------------   -------------   -------------
Net assets consist of:
   Paid-in capital .............................   $534,752,241   $ 813,895,457   $ 551,098,719
   Undistributed net investment income .........        427,455         929,902         981,391
   Net unrealized appreciation (depreciation) ..    (60,250,300)   (108,757,391)   (107,372,273)
   Accumulated net realized gain (loss) ........      1,535,054       4,259,488      (2,414,618)
                                                   ------------   -------------   -------------
            Net assets, at value ...............   $476,464,450   $ 710,327,456   $ 442,293,219
                                                   ============   =============   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Franklin Templeton Fund Allocator Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

                                                     FRANKLIN       FRANKLIN       FRANKLIN
                                                    TEMPLETON      TEMPLETON      TEMPLETON
                                                   CONSERVATIVE     MODERATE       GROWTH
                                                   TARGET FUND     TARGET FUND   TARGET FUND
                                                   ------------   ------------   ------------
CLASS A:
   Net assets, at value ........................   $282,768,792   $476,414,850   $283,110,569
                                                   ------------   ------------   ------------
   Shares outstanding ..........................     25,901,115     44,643,350     27,009,058
                                                   ------------   ------------   ------------
   Net asset value per share(a) ................   $      10.92   $      10.67   $      10.48
                                                   ------------   ------------   ------------
   Maximum offering price per share
      (net asset value per share / 94.25%) .....   $      11.59   $      11.32   $      11.12
                                                   ------------   ------------   ------------
CLASS B:
   Net assets, at value ........................   $  7,149,557   $ 11,059,602   $  6,260,730
                                                   ------------   ------------   ------------
   Shares outstanding ..........................        656,830      1,039,737        606,719
                                                   ------------   ------------   ------------
   Net asset value and maximum offering
      price per share(a) .......................   $      10.88   $      10.64   $      10.32
                                                   ------------   ------------   ------------
CLASS C:
   Net assets, at value ........................   $152,773,026   $164,355,172   $106,378,632
                                                   ------------   ------------   ------------
   Shares outstanding ..........................     14,186,416     15,691,473     10,314,416
                                                   ------------   ------------   ------------
   Net asset value and maximum offering price
      per share(a)..............................   $      10.77   $      10.47   $      10.31
                                                   ------------   ------------   ------------
CLASS R:
   Net assets, at value ........................   $ 29,465,586   $ 47,008,916   $ 35,484,504
                                                   ------------   ------------   ------------
   Shares outstanding ..........................      2,706,102      4,416,166      3,417,802
                                                   ------------   ------------   ------------
   Net asset value and maximum offering price
      per share ................................   $      10.89   $      10.64   $      10.38
                                                   ------------   ------------   ------------
ADVISOR CLASS:
   Net assets, at value ........................   $  4,307,489   $ 11,488,916   $ 11,058,784
                                                   ------------   ------------   ------------
   Shares outstanding ..........................        394,922      1,076,645      1,054,053
                                                   ------------   ------------   ------------
   Net asset value and maximum offering price
      per share ................................   $      10.91   $      10.67   $      10.49
                                                   ------------   ------------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               54 | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF OPERATIONS
for the year ended December 31, 2008

                                                                              FRANKLIN        FRANKLIN        FRANKLIN
                                                                              TEMPLETON      TEMPLETON       TEMPLETON
                                                                            CONSERVATIVE      MODERATE         GROWTH
                                                                             TARGET FUND    TARGET FUND     TARGET FUND
                                                                            ------------   -------------   -------------
Investment income:
   Dividends from Underlying Funds (Note 6) .............................   $ 16,682,058   $  23,333,928   $  10,315,636
                                                                            ------------   -------------   -------------
Expenses:
   Asset allocation fees (Note 3a) ......................................        903,546       1,611,554       1,267,729
   Distribution fees: (Note 3c)
      Class A ...........................................................        688,268       1,217,417         869,348
      Class B ...........................................................         69,500         115,801          75,045
      Class C ...........................................................      1,374,483       1,625,970       1,294,350
      Class R ...........................................................        139,027         220,799         187,972
   Transfer agent fees (Note 3e) ........................................        702,096       1,228,898       1,233,983
   Reports to shareholders ..............................................         42,341          74,237          72,858
   Registration and filing fees .........................................        108,539         103,636          87,012
   Professional fees ....................................................         27,040          33,092          27,907
   Trustees' fees and expenses ..........................................          3,071           5,093           4,008
   Other ................................................................         19,764          26,817          22,695
                                                                            ------------   -------------   -------------
         Total expenses .................................................      4,077,675       6,263,314       5,142,907
         Expenses waived/paid by affiliates (Note 3f) ...................       (645,311)     (1,142,869)     (1,323,444)
                                                                            ------------   -------------   -------------
            Net expenses ................................................      3,432,364       5,120,445       3,819,463
                                                                            ------------   -------------   -------------
               Net investment income ....................................     13,249,694      18,213,483       6,496,173
                                                                            ------------   -------------   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Sale of investments in Underlying Funds ...........................     (4,102,645)     (6,892,541)    (13,083,276)
      Realized gain distributions by Underlying Funds ...................      6,944,086      13,692,458      13,260,337
                                                                            ------------   -------------   -------------
               Net realized gain (loss) .................................      2,841,441       6,799,917         177,061
                                                                            ------------   -------------   -------------
   Net change in unrealized appreciation (depreciation) on investments in
      Underlying Funds ..................................................    (94,915,134)   (196,772,246)   (197,001,270)
                                                                            ------------   -------------   -------------
Net realized and unrealized gain (loss) .................................    (92,073,693)   (189,972,329)   (196,824,209)
                                                                            ------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations .........   $(78,823,999)  $(171,758,846)  $(190,328,036)
                                                                            ============   =============   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FRANKLIN TEMPLETON           FRANKLIN TEMPLETON
                                                                            CONSERVATIVE TARGET FUND       MODERATE TARGET FUND
                                                                           --------------------------  ---------------------------
                                                                             YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                           --------------------------  ---------------------------
                                                                              2008            2007          2008          2007
                                                                           ------------  ------------  -------------  ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................  $ 13,249,694  $ 11,066,674  $  18,213,483  $ 17,560,996
      Net realized gain (loss) from Underlying Funds ....................     2,841,441    12,679,747      6,799,917    32,240,957
      Net change in unrealized appreciation (depreciation)
         on investments in Underlying Funds .............................   (94,915,134)    1,298,295   (196,772,246)    5,441,929
                                                                           ------------  ------------  -------------  ------------
            Net increase (decrease) in net assets resulting
               from operations ..........................................   (78,823,999)   25,044,716   (171,758,846)   55,243,882
                                                                           ------------  ------------  -------------  ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ........................................................    (9,093,615)   (7,827,189)   (14,241,980)  (13,678,690)
         Class B ........................................................      (175,167)     (169,537)      (248,537)     (266,922)
         Class C ........................................................    (3,810,306)   (2,738,556)    (3,721,764)   (3,504,431)
         Class R ........................................................      (869,315)     (691,739)    (1,250,162)   (1,047,371)
         Advisor Class ..................................................      (134,845)     (114,381)      (346,065)     (289,700)
      Net realized gains:
         Class A ........................................................    (5,215,326)   (5,708,542)   (14,041,188)  (16,900,630)
         Class B ........................................................      (122,096)     (165,679)      (327,683)     (444,317)
         Class C ........................................................    (2,743,261)   (2,453,393)    (4,781,082)   (5,720,106)
         Class R ........................................................      (541,689)     (501,465)    (1,274,713)   (1,395,923)
         Advisor Class ..................................................       (67,963)      (82,400)      (281,923)     (335,235)
                                                                           ------------  ------------  -------------  ------------
   Total distributions to shareholders ..................................   (22,773,583)  (20,452,881)   (40,515,097)  (43,583,325)
                                                                           ------------  ------------  -------------  ------------
   Capital share transactions: (Note 2)
         Class A ........................................................    92,679,878    53,837,470    128,035,233    81,959,202
         Class B ........................................................     2,232,512       (45,467)     2,045,174       661,569
         Class C ........................................................    73,404,375    33,874,823     52,799,515    23,513,166
         Class R ........................................................    10,284,248    10,789,707     20,814,658     7,788,466
         Advisor Class ..................................................     1,455,357     1,808,846      4,642,852     2,488,553
                                                                           ------------  ------------  -------------  ------------
   Total capital share transactions .....................................   180,056,370   100,265,379    208,337,432   116,410,956
                                                                           ------------  ------------  -------------  ------------
   Redemption fees ......................................................        12,809         2,308          4,916         7,689
                                                                           ------------  ------------  -------------  ------------
            Net increase (decrease) in net assets .......................    78,471,597   104,859,522     (3,931,595)  128,079,202
Net assets:
   Beginning of year ....................................................   397,992,853   293,133,331    714,259,051   586,179,849
                                                                           ------------  ------------  -------------  ------------
   End of year ..........................................................  $476,464,450  $397,992,853  $ 710,327,456  $714,259,051
                                                                           ============  ============  =============  ============
Undistributed net investment income included in net assets:
   End of year ..........................................................  $    427,455  $    221,449  $     929,902  $    431,170
                                                                           ============  ============  =============  ============

   The accompanying notes are an integral part of these financial statements.


                               56 | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                FRANKLIN TEMPLETON
                                                                                GROWTH TARGET FUND
                                                                           ----------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                           ----------------------------
                                                                                2008           2007
                                                                           -------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................  $   6,496,173   $  9,342,685
      Net realized gain (loss) from Underlying Funds ....................        177,061     35,997,986
      Net change in unrealized appreciation (depreciation)
         on investments in Underlying Funds .............................   (197,001,270)     5,370,351
                                                                           -------------   ------------
            Net increase (decrease) in net assets resulting
               from operations ..........................................   (190,328,036)    50,711,022
                                                                           -------------   ------------
   Distributions to shareholders from:
      Net investment income and short term gains received from
         Underlying Funds:
         Class A ........................................................     (5,761,341)    (7,570,294)
         Class B ........................................................        (72,932)      (126,683)
         Class C ........................................................     (1,258,031)    (2,228,923)
         Class R ........................................................       (646,134)      (666,373)
         Advisor Class ..................................................       (257,043)      (199,883)
      Net realized gains:
         Class A ........................................................    (16,500,974)   (17,221,275)
         Class B ........................................................       (368,168)      (393,145)
         Class C ........................................................     (6,340,529)    (6,480,615)
         Class R ........................................................     (1,770,767)    (1,546,719)
         Advisor Class ..................................................       (434,667)      (383,485)
                                                                           -------------   ------------
   Total distributions to shareholders ..................................    (33,410,586)   (36,817,395)
                                                                           -------------   ------------
   Capital share transactions: (Note 2)
         Class A ........................................................     34,252,033     65,581,672
         Class B ........................................................      1,172,839       (137,062)
         Class C ........................................................     16,176,377     19,702,856
         Class R ........................................................     14,662,480      9,979,926
         Advisor Class ..................................................      4,892,287      4,168,665
                                                                           -------------   ------------
   Total capital share transactions .....................................     71,156,016     99,296,057
                                                                           -------------   ------------
   Redemption fees ......................................................          2,223          3,636
                                                                           -------------   ------------
            Net increase (decrease) in net assets .......................   (152,580,383)   113,193,320
Net assets:
   Beginning of year ....................................................    594,873,602    481,680,282
                                                                           -------------   ------------
   End of year ..........................................................  $ 442,293,219   $594,873,602
                                                                           =============   ============
Undistributed net investment income included in net assets:
   End of year ..........................................................  $     981,391   $    348,055
                                                                           =============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 57

Franklin Templeton Fund Allocator Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Fund Allocator Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of ten separate funds, three of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds invest primarily in Franklin Templeton mutual funds (Underlying Funds). The Funds offer five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               58 | Annual Report

Franklin Templeton Fund Allocator Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

The Funds indirectly bear their proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Funds will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 59

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                               FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                            CONSERVATIVE TARGET FUND        MODERATE TARGET FUND
                                           --------------------------   ---------------------------
                                             SHARES         AMOUNT         SHARES         AMOUNT
                                           ----------   -------------   -----------   -------------
CLASS A SHARES:
Year ended December 31, 2008
   Shares sold .........................   15,568,306   $ 190,953,863    19,698,628   $ 242,960,356
   Shares issued in reinvestment
      of distributions .................    1,088,389      13,016,234     2,242,119      27,400,727
   Shares redeemed .....................   (9,272,012)   (111,290,219)  (11,533,860)   (142,325,850)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............    7,384,683   $  92,679,878    10,406,887   $ 128,035,233
                                           ==========   =============   ===========   =============
Year ended December 31, 2007
   Shares sold .........................    7,078,140   $  97,213,137    10,075,503   $ 146,783,957
   Shares issued in reinvestment
      of distributions .................      917,963      12,445,343     2,072,310      29,756,594
   Shares redeemed .....................   (4,074,316)    (55,821,010)   (6,516,873)    (94,581,349)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............    3,921,787   $  53,837,470     5,630,940   $  81,959,202
                                           ==========   =============   ===========   =============
CLASS B SHARES:
Year ended December 31, 2008
   Shares sold .........................      386,978   $   4,705,293       439,730   $   5,372,790
   Shares issued in reinvestment
      of distributions .................       21,263         252,962        44,191         537,722
   Shares redeemed .....................     (231,042)     (2,725,743)     (313,835)     (3,865,338)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............      177,199   $   2,232,512       170,086   $   2,045,174
                                           ==========   =============   ===========   =============
Year ended December 31, 2007
   Shares sold .........................       75,828   $   1,039,277       142,091   $   2,071,530
   Shares issued in reinvestment
      of distributions .................       20,207         273,102        46,068         659,454
   Shares redeemed .....................      (99,759)     (1,357,846)     (142,774)     (2,069,415)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............       (3,724)  $     (45,467)       45,385   $     661,569
                                           ==========   =============   ===========   =============
CLASS C SHARES:
Year ended December 31, 2008
   Shares sold .........................    9,143,048   $ 111,410,003     7,246,871   $  88,052,929
   Shares issued in reinvestment
      of distributions .................      485,398       5,720,049       641,662       7,691,753
   Shares redeemed .....................   (3,708,346)    (43,725,677)   (3,579,060)    (42,945,167)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............    5,920,100   $  73,404,375     4,309,473   $  52,799,515
                                           ==========   =============   ===========   =============
Year ended December 31, 2007
   Shares sold .........................    3,221,426   $  43,702,669     2,656,444   $  38,027,015
   Shares issued in reinvestment
      of distributions .................      334,604       4,481,670       590,251       8,334,505
   Shares redeemed .....................   (1,059,402)    (14,309,516)   (1,602,070)    (22,848,354)
                                           ----------   -------------   -----------   -------------
   Net increase (decrease) .............    2,496,628   $  33,874,823     1,644,625   $  23,513,166
                                           ==========   =============   ===========   =============


                               60 | Annual Report

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              FRANKLIN TEMPLETON          FRANKLIN TEMPLETON
                                           CONSERVATIVE TARGET FUND      MODERATE TARGET FUND
                                           ------------------------   -------------------------
                                             SHARES       AMOUNT        SHARES        AMOUNT
                                           ---------   ------------   ----------   ------------
CLASS R SHARES:
Year ended December 31, 2008
   Shares sold .........................   1,459,923   $ 18,062,085    2,991,280   $ 37,361,989
   Shares issued in reinvestment
      of distributions .................     113,747      1,356,174      202,851      2,464,649
   Shares redeemed .....................    (747,198)    (9,134,011)  (1,577,937)   (19,011,980)
                                           ---------   ------------   ----------   ------------
   Net increase (decrease) .............     826,472   $ 10,284,248    1,616,194   $ 20,814,658
                                           =========   ============   ==========   ============
Year ended December 31, 2007
   Shares sold .........................   1,454,253   $ 19,847,027    1,210,627   $ 17,652,708
   Shares issued in reinvestment
      of distributions .................      84,244      1,140,279      168,596      2,415,935
   Shares redeemed .....................    (748,379)   (10,197,599)    (844,179)   (12,280,177)
                                           ---------   ------------    ---------   ------------
   Net increase (decrease) .............     790,118   $ 10,789,707      535,044   $  7,788,466
                                           =========   ============   ==========   ============
ADVISOR CLASS SHARES:
Year ended December 31, 2008
   Shares sold .........................     257,955   $  2,902,039      495,708   $  5,839,904
   Shares issued in reinvestment
      of distributions .................      16,949        201,287       51,803        626,829
   Shares redeemed .....................    (140,537)    (1,647,969)    (146,513)    (1,823,881)
                                           ---------   ------------    ---------   ------------
   Net increase (decrease) .............     134,367   $  1,455,357      400,998   $  4,642,852
                                           =========   ============   ==========   ============
Year ended December 31, 2007
   Shares sold .........................     199,132   $  2,746,355      286,936   $  4,165,520
   Shares issued in reinvestment
      of distributions .................      14,487        196,279       43,439        623,886
   Shares redeemed .....................     (82,760)    (1,133,788)    (158,634)    (2,300,853)
                                           ---------   ------------   ----------   ------------
   Net increase (decrease) .............     130,859   $  1,808,846      171,741   $  2,488,553
                                           =========   ============   ==========   ============

                                                           FRANKLIN TEMPLETON
                                                           GROWTH TARGET FUND
                                                       --------------------------
                                                         SHARES         AMOUNT
                                                       ----------   -------------
CLASS A SHARES:
Year ended December 31, 2008
   Shares sold .....................................    8,614,981   $ 114,733,064
   Shares issued in reinvestment of distributions ..    1,667,657      21,595,931
   Shares redeemed .................................   (7,689,195)   (102,076,962)
                                                       ----------   -------------
   Net increase (decrease) .........................    2,593,443   $  34,252,033
                                                       ==========   =============
Year ended December 31, 2007
   Shares sold .....................................    6,798,084   $ 111,758,870
   Shares issued in reinvestment of distributions ..    1,467,899      23,798,123
   Shares redeemed .................................   (4,286,644)    (69,975,321)
                                                       ----------   -------------
   Net increase (decrease) .........................    3,979,339   $  65,581,672
                                                       ==========   =============


                               Annual Report | 61

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN TEMPLETON
                                                           GROWTH TARGET FUND
                                                       --------------------------
                                                          SHARES        AMOUNT
                                                       -----------   ------------
CLASS B SHARES:
Year ended December 31, 2008
   Shares sold .....................................      169,541    $  2,246,202
   Shares issued in reinvestment of distributions ..       32,101         421,308
   Shares redeemed .................................     (116,215)     (1,494,671)
                                                       ----------    ------------
   Net increase (decrease) .........................       85,427    $  1,172,839
                                                       ==========    ============
Year ended December 31, 2007
   Shares sold .....................................       42,490    $    697,796
   Shares issued in reinvestment of distributions ..       31,417         501,388
   Shares redeemed .................................      (83,154)     (1,336,246)
                                                       ----------    ------------
   Net increase (decrease) .........................       (9,247)   $   (137,062)
                                                       ==========    ============
CLASS C SHARES:
Year ended December 31, 2008
   Shares sold .....................................    3,113,955    $ 41,358,304
   Shares issued in reinvestment of distributions ..      526,370       6,908,111
   Shares redeemed .................................   (2,459,694)    (32,090,038)
                                                       ----------    ------------
   Net increase (decrease) .........................    1,180,631    $ 16,176,377
                                                       ==========    ============
Year ended December 31, 2007
   Shares sold .....................................    2,165,566    $ 35,001,780
   Shares issued in reinvestment of distributions ..      496,954       7,928,135
   Shares redeemed .................................   (1,438,748)    (23,227,059)
                                                       ----------    ------------
   Net increase (decrease) .........................    1,223,772    $ 19,702,856
                                                       ==========    ============
CLASS R SHARES:
Year ended December 31, 2008
   Shares sold .....................................    2,125,306    $ 28,652,652
   Shares issued in reinvestment of distributions ..      185,467       2,367,456
   Shares redeemed .................................   (1,186,756)    (16,357,628)
                                                       ----------    ------------
   Net increase (decrease) .........................    1,124,017    $ 14,662,480
                                                       ==========    ============
Year ended December 31, 2007
   Shares sold .....................................    1,107,656    $ 18,148,876
   Shares issued in reinvestment of distributions ..      136,113       2,188,209
   Shares redeemed .................................     (638,597)    (10,357,159)
                                                       ----------    ------------
   Net increase (decrease) .........................      605,172    $  9,979,926
                                                       ==========    ============
ADVISOR CLASS SHARES:
Year ended December 31, 2008
   Shares sold .....................................      529,385    $  6,071,746
   Shares issued in reinvestment of distributions ..       55,379         690,032
   Shares redeemed .................................     (143,400)     (1,869,491)
                                                       ----------    ------------
   Net increase (decrease) .........................      441,364    $  4,892,287
                                                       ==========    ============
Year ended December 31, 2007
   Shares sold .....................................      301,327    $  4,948,640
   Shares issued in reinvestment of distributions ..       35,509         576,489
   Shares redeemed .................................      (81,819)     (1,356,464)
                                                       ----------    ------------
   Net increase (decrease) .........................      255,017    $  4,168,665
                                                       ==========    ============


                               62 | Annual Report

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors/trustees of certain of the Underlying Funds and of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. ASSET ALLOCATION FEES

The Funds pay an asset allocation fee to Advisers of 0.25% per year of the average daily net assets of each of the Funds for investment advisory services, consisting principally of determining the allocation of assets of the Funds among the designated Underlying Funds.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class  A ...   0.25%
Class  B ...   1.00%
Class  C ...   1.00%
Class  R ...   0.50%


                               Annual Report | 63

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                   FRANKLIN       FRANKLIN      FRANKLIN
                                                                   TEMPLETON     TEMPLETON     TEMPLETON
                                                                 CONSERVATIVE     MODERATE       GROWTH
                                                                  TARGET FUND   TARGET FUND   TARGET FUND
                                                                 ------------   -----------   -----------
Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................     $282,199       $470,718      $231,198
Contingent deferred sales charges retained ...................     $ 57,525       $ 52,000      $ 29,636

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                           FRANKLIN       FRANKLIN      FRANKLIN
                           TEMPLETON     TEMPLETON     TEMPLETON
                         CONSERVATIVE     MODERATE       GROWTH
                          TARGET FUND   TARGET FUND   TARGET FUND
                         ------------   -----------   -----------
Transfer agent fees ..     $331,000       $577,732      $619,229

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and Investor Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end. After April 30, 2009, Advisers and Investor Services may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.

4. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                     FRANKLIN TEMPLETON
                                  CONSERVATIVE TARGET FUND
                                 -------------------------
                                     2008          2007
                                 -----------   -----------
Distributions paid from:
   Ordinary income ...........   $14,083,248   $11,724,151
   Long term capital gain ....     8,690,335     8,728,730
                                 -----------   -----------
                                 $22,773,583   $20,452,881
                                 ===========   ===========


                               64 | Annual Report

Franklin Templeton Fund Allocator Series

4. INCOME TAXES (CONTINUED)

                                     FRANKLIN TEMPLETON
                                    MODERATE TARGET FUND
                                 -------------------------
                                     2008          2007
                                 -----------   -----------
Distributions paid from:
   Ordinary income ...........   $19,808,519   $19,429,120
   Long term capital gain ....    20,706,578    24,154,205
                                 -----------   -----------
                                 $40,515,097   $43,583,325
                                 ===========   ===========

                                     FRANKLIN TEMPLETON
                                     GROWTH TARGET FUND
                                 -------------------------
                                     2008          2007
                                 -----------   -----------
Distributions paid from:
   Ordinary income ...........   $ 7,995,480   $10,792,156
   Long term capital gain ....    25,415,106    26,025,239
                                 -----------   -----------
                                 $33,410,586   $36,817,395
                                 ===========   ===========

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                   FRANKLIN         FRANKLIN         FRANKLIN
                                                   TEMPLETON        TEMPLETON        TEMPLETON
                                                 CONSERVATIVE       MODERATE          GROWTH
                                                  TARGET FUND      TARGET FUND      TARGET FUND
                                                --------------   --------------   --------------
Cost of investments .........................   $ 537,687,675    $ 817,857,223    $ 552,892,593
                                                =============    =============    =============
Unrealized appreciation .....................   $   7,148,985    $  15,525,617    $  11,514,029
Unrealized depreciation .....................     (69,872,379)    (127,192,176)    (121,511,979)
                                                -------------    -------------    -------------
Net unrealized appreciation (depreciation) ..   $ (62,723,394)   $(111,666,559)   $(109,997,950)
                                                =============    =============    =============
Undistributed ordinary income ...............   $     427,455    $     929,902    $     981,391
Undistributed long term capital gains .......       4,008,148        7,168,654          211,060
                                                -------------    -------------    -------------
Distributable earnings ......................   $   4,435,603    $   8,098,556    $   1,192,451
                                                =============    =============    =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of short term capital gains distributions from Underlying Funds.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and short term capital gains distributions from Underlying Funds.


                               Annual Report | 65

Franklin Templeton Fund Allocator Series

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2008, were as follows:

                  FRANKLIN       FRANKLIN       FRANKLIN
                  TEMPLETON      TEMPLETON      TEMPLETON
                CONSERVATIVE     MODERATE        GROWTH
                 TARGET FUND    TARGET FUND    TARGET FUND
                ------------   ------------   ------------
Purchases ...   $177,105,034   $233,211,603   $108,122,786
Sales .......   $ 17,690,000   $ 47,450,000   $ 45,444,000

6. INVESTMENTS IN UNDERLYING FUNDS

The Funds invest primarily in the Underlying Funds which are managed by Advisers or an affiliate of Advisers. The Funds do not invest in the Underlying Funds for the purpose of exercising management or control. At December 31, 2008, the Funds held the following positions which exceed 5% of the Underlying Funds' shares outstanding:

NAME OF ISSUER                                % OF SHARES HELD
--------------                                ----------------
FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
Franklin Strategic Mortgage Portfolio .....         9.05%
Franklin Global Real Estate Fund ..........         7.82%
Franklin Small Cap Growth Fund ............         5.69%
FRANKLIN TEMPLETON MODERATE TARGET FUND
Franklin Global Real Estate Fund ..........        18.06%
Franklin Small Cap Growth Fund ............        11.64%
Franklin Strategic Mortgage Portfolio .....        11.38%
Franklin Growth Opportunities Fund ........         9.49%
FRANKLIN TEMPLETON GROWTH TARGET FUND
Franklin Global Real Estate Fund ..........        15.74%
Franklin Small Cap Growth Fund ............        11.11%
Franklin Growth Opportunities Fund ........         8.35%
Franklin MicroCap Value Fund ..............         6.14%

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, asset allocation fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               66 | Annual Report

Franklin Templeton Fund Allocator Series

7. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2008, all of the Funds' investments in securities carried at fair value were in Level 1 inputs.

8. SUBSEQUENT EVENT

On January 23, 2009, the Funds entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.


                               Annual Report | 67

Franklin Templeton Fund Allocator Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund and Franklin Templeton Growth Target Fund (separate portfolios of Franklin Templeton Allocator Series, hereafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in the Underlying Funds at December 31, 2008 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2009


                               68 | Annual Report

Franklin Templeton Fund Allocator Series

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended December 31, 2008:

  FRANKLIN      FRANKLIN       FRANKLIN
  TEMPLETON     TEMPLETON     TEMPLETON
CONSERVATIVE     MODERATE       GROWTH
 TARGET FUND   TARGET FUND   TARGET FUND
------------   -----------   -----------
 $8,690,335    $20,706,578   $25,415,106

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

  FRANKLIN       FRANKLIN      FRANKLIN
  TEMPLETON     TEMPLETON     TEMPLETON
CONSERVATIVE     MODERATE       GROWTH
 TARGET FUND   TARGET FUND   TARGET FUND
------------   -----------   -----------
    6.49%         9.12%         21.99%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008.

  FRANKLIN       FRANKLIN      FRANKLIN
  TEMPLETON     TEMPLETON     TEMPLETON
CONSERVATIVE     MODERATE       GROWTH
 TARGET FUND   TARGET FUND   TARGET FUND
------------   -----------   -----------
 $1,803,989     $3,585,392    $3,461,057

Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 69

Franklin Templeton Fund Allocator Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED            BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
--------------------------   -----------   ---------------   ----------------------------   ----------------------------------------
HARRIS J. ASHTON (1932)      Trustee       Since 1995        138                            Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)     Trustee       Since 2005        115                            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)              Trustee       Since 2007        115                            Chevron Corporation (global energy
One Franklin Parkway                                                                        company) and ICO Global Communications
San Mateo, CA 94403-1906                                                                    (Holdings) Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)      Trustee       Since 1998        138                            Hess Corporation (exploration and
One Franklin Parkway                                                                        refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                    Company (processed foods and allied
                                                                                            products), RTI International Metals,
                                                                                            Inc. (manufacture and distribution of
                                                                                            titanium), Canadian National Railway
                                                                                            (railroad) and White Mountains Insurance
                                                                                            Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               70 | Annual Report

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED            BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
--------------------------   -----------   ---------------   ----------------------------   ----------------------------------------
FRANK W.T. LAHAYE (1929)     Trustee       Since 1995        115                            Center for Creative Land Recycling
One Franklin Parkway                                                                        (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)        Trustee       Since 2007        138                            Hess Corporation (exploration and
One Franklin Parkway                                                                        refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                    Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)     Trustee       Since 2007        145                            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)        Lead          Trustee since     115                            None
One Franklin Parkway         Independent   2006 and Lead
San Mateo, CA 94403-1906     Trustee       Independent
                                           Trustee since
                                           2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED            BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
--------------------------   -----------   ---------------   ----------------------------   ----------------------------------------
**CHARLES B. JOHNSON (1933)  Trustee and   Since 1995        138                            None
One Franklin Parkway         Chairman of
San Mateo, CA 94403-1906     the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 71

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED            BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
--------------------------   -----------   ---------------   ----------------------------   ----------------------------------------
**GREGORY E. JOHNSON (1961)  Trustee       Since 2007        92                             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)      Chief         Since December    Not Applicable                 Not Applicable
One Franklin Parkway         Executive     2008
San Mateo, CA 94403-1906     Officer -
                             Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)        Chief         Chief Compliance  Not Applicable                 Not Applicable
One Franklin Parkway         Compliance    Officer since
San Mateo, CA 94403-1906     Officer and   2004 and Vice
                             Vice          President - AML
                             President     Compliance since
                             - AML         2006
                             Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)    Treasurer,    Treasurer since   Not Applicable                 Not Applicable
One Franklin Parkway         Chief         2004, Chief
San Mateo, CA 94403-1906     Financial     Financial
                             Officer and   Officer and
                             Chief         Chief
                             Accounting    Accounting
                             Officer       Officer since
                                           February 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)      Vice          Since February    Not Applicable                 Not Applicable
500 East Broward Blvd.       President     2008
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               72 | Annual Report

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED            BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
--------------------------   -----------   ---------------   ----------------------------   ----------------------------------------
DAVID P. GOSS (1947)         Vice          Since 2000        Not Applicable                 Not Applicable
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR.       President     Since 2002        Not Applicable                 Not Applicable
(1940)                       and Chief
One Franklin Parkway         Executive
San Mateo, CA 94403-1906     Officer -
                             Investment
                             Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)     Vice          Since 2006        Not Applicable                 Not Applicable
One Franklin Parkway         President
San Mateo, CA 94403-1906     and
                             Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)         Vice          Since 2005        Not Applicable                 Not Applicable
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 73

Franklin Templeton Fund Allocator Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               74 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FAS A2008 02/09

                                    (GRAPHIC)

                                DECEMBER 31, 2008

                               Franklin Templeton
                           Corefolio Allocation Fund

                               Franklin Templeton
                         Founding Funds Allocation Fund

                               Franklin Templeton
                          Perspectives Allocation Fund

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                ASSET ALLOCATION

                               FRANKLIN TEMPLETON
                              FUND ALLOCATOR SERIES

                                 WANT TO RECEIVE
                                  THIS DOCUMENT
                                FASTER VIA EMAIL?

                            Eligible shareholders can
                            sign up for eDelivery at
                             franklintempleton.com.
                             See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - TEMPLETON - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)


                         Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT
Economic and Market Overview ..............................................    3
Franklin Templeton Corefolio Allocation Fund ..............................    5
Franklin Templeton Founding Funds Allocation Fund .........................   14
Franklin Templeton Perspectives Allocation Fund ...........................   23
Financial Highlights and Statements of Investments ........................   32
Financial Statements ......................................................   49
Notes to Financial Statements .............................................   54
Report of Independent Registered Public Accounting Firm ...................   64
Tax Designation ...........................................................   65
Board Members and Officers ................................................   66
Shareholder Information ...................................................   70

Shareholder Letter

Dear Shareholder:

The year 2008 was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. economy slipped into recession, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the stock market crash of 1987. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

The enclosed annual report for Franklin Templeton Fund Allocator Series includes a discussion of market conditions and each Fund's performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Templeton Fund Allocator Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Economic and Market Overview

In 2008, the U.S. economy faltered and The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation's economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.(1) In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

The weakening U.S. economy negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. In an environment of extremely high commodity prices that increased inflationary pressure, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world's other central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world's monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

(1.) Source: Bureau of Labor Statistics.


                                Annual Report | 3

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        4 | Not part of the annual report

Franklin Templeton Corefolio Allocation Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Corefolio Allocation Fund seeks capital appreciation through investments in an equally weighted combination of Franklin Capital Growth Fund, Franklin Growth Fund, Mutual Shares Fund and Templeton Growth Fund.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Templeton Corefolio Allocation Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Corefolio Allocation Fund - Class A had a -38.13% cumulative total return for the 12 months under review. In comparison, the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, had total returns of -37.00% and -40.33%.(1) You can find other performance data in the Performance Summary beginning on page 7.

INVESTMENT STRATEGY

The Fund invests its assets in an equally weighted combination of Franklin Capital Growth Fund, Franklin Growth Fund, Mutual Shares Fund and Templeton Growth Fund. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund's allocations to maintain the predetermined equal weightings of approximately 25% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.


                                Annual Report | 5

ASSET ALLOCATION*

Franklin Templeton Corefolio Allocation Fund
Based on Total Net Assets as of 12/31/08

Domestic Equity                             74.8%
Foreign Equity                              25.1%
Short-Term Investments & Other Net Assets    0.1%

* The asset allocation is based on the SOI, which classifies each underlying fund into a broad asset class.

PORTFOLIO REVIEW

The Fund's performance can be attributed largely to maintaining a relatively static allocation among domestic and foreign equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

During the fiscal year under review, the Fund's performance was hindered by Templeton Growth Fund - Advisor Class, which underperformed the MSCI World Index. Franklin Capital Growth Fund - Advisor Class and Mutual Shares Fund - Class Z performed comparably to the S&P 500, while Franklin Growth Fund - Advisor Class performed better than the S&P 500.

Thank you for your continued participation in Franklin Templeton Corefolio Allocation Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey
T. Anthony Coffey, CFA
Vice President of Franklin Advisers, Inc.
Franklin Templeton Corefolio Allocation Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTCOX)                      CHANGE   12/31/08   12/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$5.76     $8.46     $14.22
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                    $0.1317
Long-Term Capital Gain             $0.2896
   TOTAL                           $0.4213

CLASS B (SYMBOL: FBCOX)                      CHANGE   12/31/08   12/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$5.68     $8.44     $14.12
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                    $0.0386
Long-Term Capital Gain             $0.2896
   TOTAL                           $0.3282

CLASS C (SYMBOL: FTCLX)                      CHANGE   12/31/08   12/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$5.68     $8.40     $14.08
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                    $0.0459
Long-Term Capital Gain             $0.2896
   TOTAL                           $0.3355

CLASS R (SYMBOL: N/A)                        CHANGE   12/31/08   12/31/07
---------------------                        ------   --------   --------
Net Asset Value (NAV)                        -$5.74     $8.46     $14.20
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                    $0.1002
Long-Term Capital Gain             $0.2896
   TOTAL                           $0.3898

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   12/31/08   12/31/07
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        -$5.78     $8.47     $14.25
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                    $0.1684
Long-Term Capital Gain             $0.2896
   TOTAL                           $0.4580


                                Annual Report | 7

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                                      INCEPTION
CLASS A                                          1-YEAR     5-YEAR    (8/15/03)
-------                                         -------    -------    ---------
Cumulative Total Return(2)                       -38.13%    -10.68%      -0.90%
Average Annual Total Return(3)                   -41.70%     -3.38%      -1.26%
Value of $10,000 Investment(4)                  $ 5,830    $ 8,420      $9,340
   Total Annual Operating Expenses(5)
      Without Waiver                    1.33%
      With Waiver                       1.18%

                                                                      INCEPTION
CLASS B                                          1-YEAR     5-YEAR    (8/15/03)
-------                                         -------    -------    ---------
Cumulative Total Return(2)                       -38.53%    -13.60%      -4.42%
Average Annual Total Return(3)                   -40.92%     -3.23%      -1.00%
Value of $10,000 Investment(4)                  $ 5,908    $ 8,487      $9,474
   Total Annual Operating Expenses(5)
      Without Waiver                    2.03%
      With Waiver                       1.88%

                                                                      INCEPTION
CLASS C                                          1-YEAR     5-YEAR    (8/15/03)
-------                                         -------    -------    ---------
Cumulative Total Return(2)                       -38.58%    -13.63%      -4.53%
Average Annual Total Return(3)                   -39.18%     -2.89%      -0.86%
Value of $10,000 Investment(4)                  $ 6,082    $ 8,637      $9,547
   Total Annual Operating Expenses(5)
      Without Waiver                    2.02%
      With Waiver                       1.87%

                                                                      INCEPTION
CLASS R                                          1-YEAR     5-YEAR    (8/15/03)
-------                                         --------   --------   ---------
Cumulative Total Return(2)                       -38.28%    -11.53%      -1.83%
Average Annual Total Return(3)                   -38.28%     -2.42%      -0.34%
Value of $10,000 Investment(4)                  $ 6,172    $ 8,847      $9,817
   Total Annual Operating Expenses(5)
      Without Waiver                    1.53%
      With Waiver                       1.38%

                                                                      INCEPTION
Advisor Class                                    1-YEAR     5-YEAR    (8/15/03)
-------------                                   --------   --------   ---------
Cumulative Total Return(2)                       -37.92%     -9.27%      +0.73%
Average Annual Total Return(3)                   -37.92%     -1.93%      +0.14%
Value of $10,000 Investment(4)                  $ 6,208     $9,073     $10,073
   Total Annual Operating Expenses(5)
      Without Waiver                    1.03%
      With Waiver                       0.88%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE ADMINISTRATOR HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ADMINISTRATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES) DO NOT EXCEED 0.90% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     12/31/08
-------                     --------
1-Year                       -41.70%
5-Year                        -3.38%
Since Inception (8/15/03)     -1.26%

CLASS A (8/15/03-12/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON COREFOLIO   S&P 500   MSCI WORLD
    DATE          ALLOCATION FUND - CLASS A     INDEX       INDEX
-------------   ----------------------------   -------   ----------
8/15/2003                  $ 9,425             $10,000     $10,000
8/31/2003                  $ 9,491             $10,101     $10,113
9/30/2003                  $ 9,369             $ 9,993     $10,177
10/31/2003                 $ 9,783             $10,559     $10,783
11/30/2003                 $ 9,962             $10,652     $10,950
12/31/2003                 $10,457             $11,210     $11,639
1/31/2004                  $10,600             $11,416     $11,829
2/29/2004                  $10,770             $11,575     $12,031
3/31/2004                  $10,637             $11,400     $11,956
4/30/2004                  $10,533             $11,221     $11,718
5/31/2004                  $10,618             $11,375     $11,832
6/30/2004                  $10,884             $11,596     $12,080
7/31/2004                  $10,448             $11,212     $11,689
8/31/2004                  $10,429             $11,258     $11,745
9/30/2004                  $10,600             $11,380     $11,971
10/31/2004                 $10,770             $11,554     $12,267
11/30/2004                 $11,292             $12,021     $12,917
12/31/2004                 $11,677             $12,430     $13,414
1/31/2005                  $11,333             $12,127     $13,114
2/28/2005                  $11,591             $12,382     $13,536
3/31/2005                  $11,439             $12,163     $13,279
4/30/2005                  $11,237             $11,932     $12,999
5/31/2005                  $11,526             $12,312     $13,239
6/30/2005                  $11,546             $12,330     $13,360
7/31/2005                  $11,951             $12,788     $13,830
8/31/2005                  $11,951             $12,671     $13,940
9/30/2005                  $12,067             $12,774     $14,306
10/31/2005                 $11,845             $12,561     $13,962
11/30/2005                 $12,260             $13,036     $14,435
12/31/2005                 $12,452             $13,041     $14,758
1/31/2006                  $12,756             $13,386     $15,420
2/28/2006                  $12,824             $13,422     $15,404
3/31/2006                  $13,089             $13,589     $15,749
4/30/2006                  $13,268             $13,772     $16,236
5/31/2006                  $12,920             $13,375     $15,696
6/30/2006                  $12,901             $13,394     $15,698
7/31/2006                  $12,851             $13,476     $15,799
8/31/2006                  $13,169             $13,797     $16,217
9/30/2006                  $13,427             $14,152     $16,415
10/31/2006                 $13,875             $14,614     $17,021
11/30/2006                 $14,183             $14,891     $17,447
12/31/2006                 $14,350             $15,100     $17,806
1/31/2007                  $14,625             $15,329     $18,020
2/28/2007                  $14,412             $15,029     $17,934
3/31/2007                  $14,549             $15,197     $18,270
4/30/2007                  $15,130             $15,870     $19,086
5/31/2007                  $15,648             $16,424     $19,640
6/30/2007                  $15,534             $16,151     $19,495
7/31/2007                  $15,078             $15,650     $19,067
8/31/2007                  $15,109             $15,885     $19,061
9/30/2007                  $15,565             $16,479     $19,974
10/31/2007                 $15,969             $16,741     $20,591
11/30/2007                 $15,379             $16,041     $19,759
12/31/2007                 $15,097             $15,930     $19,510
1/31/2008                  $14,089             $14,974     $18,023
2/29/2008                  $13,791             $14,488     $17,927
3/31/2008                  $13,608             $14,425     $17,764
4/30/2008                  $14,206             $15,128     $18,712
5/31/2008                  $14,544             $15,324     $19,021
6/30/2008                  $13,226             $14,032     $17,511
7/31/2008                  $13,259             $13,914     $17,087
8/31/2008                  $13,335             $14,115     $16,855
9/30/2008                  $11,953             $12,858     $14,858
10/31/2008                 $ 9,819             $10,698     $12,044
11/30/2008                 $ 9,068             $ 9,931     $11,273
12/31/2008                 $ 9,340             $10,036     $11,641
   Total Returns             -6.60%               0.36%      16.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     12/31/08
-------                     --------
1-Year                       -40.92%
5-Year                        -3.23%
Since Inception (8/15/03)     -1.00%

CLASS B (8/15/03-12/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON COREFOLIO   S&P 500   MSCI WORLD
    DATE          ALLOCATION FUND - CLASS B     INDEX       INDEX
-------------   ----------------------------   -------   ----------
8/15/2003                  $10,000             $10,000      $10,000
8/31/2003                  $10,070             $10,101      $10,113
9/30/2003                  $ 9,930             $ 9,993      $10,177
10/31/2003                 $10,360             $10,559      $10,783
11/30/2003                 $10,550             $10,652      $10,950
12/31/2003                 $11,062             $11,210      $11,639
1/31/2004                  $11,203             $11,416      $11,829
2/29/2004                  $11,374             $11,575      $12,031
3/31/2004                  $11,223             $11,400      $11,956
4/30/2004                  $11,113             $11,221      $11,718
5/31/2004                  $11,193             $11,375      $11,832
6/30/2004                  $11,474             $11,596      $12,080
7/31/2004                  $11,002             $11,212      $11,689
8/31/2004                  $10,982             $11,258      $11,745
9/30/2004                  $11,143             $11,380      $11,971
10/31/2004                 $11,324             $11,554      $12,267
11/30/2004                 $11,866             $12,021      $12,917
12/31/2004                 $12,268             $12,430      $13,414
1/31/2005                  $11,893             $12,127      $13,114
2/28/2005                  $12,156             $12,382      $13,536
3/31/2005                  $11,996             $12,163      $13,279
4/30/2005                  $11,781             $11,932      $12,999
5/31/2005                  $12,077             $12,312      $13,239
6/30/2005                  $12,087             $12,330      $13,360
7/31/2005                  $12,506             $12,788      $13,830
8/31/2005                  $12,496             $12,671      $13,940
9/30/2005                  $12,608             $12,774      $14,306
10/31/2005                 $12,373             $12,561      $13,962
11/30/2005                 $12,802             $13,036      $14,435
12/31/2005                 $12,990             $13,041      $14,758
1/31/2006                  $13,309             $13,386      $15,420
2/28/2006                  $13,360             $13,422      $15,404
3/31/2006                  $13,639             $13,589      $15,749
4/30/2006                  $13,817             $13,772      $16,236
5/31/2006                  $13,441             $13,375      $15,696
6/30/2006                  $13,420             $13,394      $15,698
7/31/2006                  $13,357             $13,476      $15,799
8/31/2006                  $13,681             $13,797      $16,217
9/30/2006                  $13,942             $14,152      $16,415
10/31/2006                 $14,401             $14,614      $17,021
11/30/2006                 $14,715             $14,891      $17,447
12/31/2006                 $14,879             $15,100      $17,806
1/31/2007                  $15,156             $15,329      $18,020
2/28/2007                  $14,922             $15,029      $17,934
3/31/2007                  $15,055             $15,197      $18,270
4/30/2007                  $15,650             $15,870      $19,086
5/31/2007                  $16,181             $16,424      $19,640
6/30/2007                  $16,051             $16,151      $19,495
7/31/2007                  $15,564             $15,650      $19,067
8/31/2007                  $15,596             $15,885      $19,061
9/30/2007                  $16,062             $16,479      $19,974
10/31/2007                 $16,462             $16,741      $20,591
11/30/2007                 $15,845             $16,041      $19,759
12/31/2007                 $15,548             $15,930      $19,510
1/31/2008                  $14,502             $14,974      $18,023
2/29/2008                  $14,183             $14,488      $17,927
3/31/2008                  $13,992             $14,425      $17,764
4/30/2008                  $14,590             $15,128      $18,712
5/31/2008                  $14,929             $15,324      $19,021
6/30/2008                  $13,574             $14,032      $17,511
7/31/2008                  $13,596             $13,914      $17,087
8/31/2008                  $13,664             $14,115      $16,855
9/30/2008                  $12,241             $12,858      $14,858
10/31/2008                 $10,050             $10,698      $12,044
11/30/2008                 $ 9,283             $ 9,931      $11,273
12/31/2008                 $ 9,474             $10,036      $11,641
   Total Returns             -5.26%               0.36%       16.41%


                                Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     12/31/08
-------                     --------
1-Year                       -39.18%
5-Year                        -2.89%
Since Inception (8/15/03)     -0.86%

CLASS C (8/15/03-12/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON COREFOLIO   S&P 500   MSCI WORLD
    DATE          ALLOCATION FUND - CLASS C     INDEX       INDEX
-------------   ----------------------------   -------   ----------
8/15/2003                  $10,000             $10,000      $10,000
8/31/2003                  $10,070             $10,101      $10,113
9/30/2003                  $ 9,930             $ 9,993      $10,177
10/31/2003                 $10,360             $10,559      $10,783
11/30/2003                 $10,540             $10,652      $10,950
12/31/2003                 $11,054             $11,210      $11,639
1/31/2004                  $11,194             $11,416      $11,829
2/29/2004                  $11,365             $11,575      $12,031
3/31/2004                  $11,215             $11,400      $11,956
4/30/2004                  $11,104             $11,221      $11,718
5/31/2004                  $11,194             $11,375      $11,832
6/30/2004                  $11,466             $11,596      $12,080
7/31/2004                  $10,993             $11,212      $11,689
8/31/2004                  $10,973             $11,258      $11,745
9/30/2004                  $11,144             $11,380      $11,971
10/31/2004                 $11,315             $11,554      $12,267
11/30/2004                 $11,858             $12,021      $12,917
12/31/2004                 $12,256             $12,430      $13,414
1/31/2005                  $11,892             $12,127      $13,114
2/28/2005                  $12,155             $12,382      $13,536
3/31/2005                  $11,995             $12,163      $13,279
4/30/2005                  $11,770             $11,932      $12,999
5/31/2005                  $12,066             $12,312      $13,239
6/30/2005                  $12,087             $12,330      $13,360
7/31/2005                  $12,495             $12,788      $13,830
8/31/2005                  $12,495             $12,671      $13,940
9/30/2005                  $12,597             $12,774      $14,306
10/31/2005                 $12,362             $12,561      $13,962
11/30/2005                 $12,801             $13,036      $14,435
12/31/2005                 $12,994             $13,041      $14,758
1/31/2006                  $13,303             $13,386      $15,420
2/28/2006                  $13,365             $13,422      $15,404
3/31/2006                  $13,634             $13,589      $15,749
4/30/2006                  $13,811             $13,772      $16,236
5/31/2006                  $13,435             $13,375      $15,696
6/30/2006                  $13,414             $13,394      $15,698
7/31/2006                  $13,351             $13,476      $15,799
8/31/2006                  $13,675             $13,797      $16,217
9/30/2006                  $13,937             $14,152      $16,415
10/31/2006                 $14,397             $14,614      $17,021
11/30/2006                 $14,710             $14,891      $17,447
12/31/2006                 $14,875             $15,100      $17,806
1/31/2007                  $15,152             $15,329      $18,020
2/28/2007                  $14,918             $15,029      $17,934
3/31/2007                  $15,051             $15,197      $18,270
4/30/2007                  $15,648             $15,870      $19,086
5/31/2007                  $16,179             $16,424      $19,640
6/30/2007                  $16,038             $16,151      $19,495
7/31/2007                  $15,561             $15,650      $19,067
8/31/2007                  $15,593             $15,885      $19,061
9/30/2007                  $16,060             $16,479      $19,974
10/31/2007                 $16,461             $16,741      $20,591
11/30/2007                 $15,843             $16,041      $19,759
12/31/2007                 $15,545             $15,930      $19,510
1/31/2008                  $14,496             $14,974      $18,023
2/29/2008                  $14,176             $14,488      $17,927
3/31/2008                  $13,984             $14,425      $17,764
4/30/2008                  $14,596             $15,128      $18,712
5/31/2008                  $14,924             $15,324      $19,021
6/30/2008                  $13,577             $14,032      $17,511
7/31/2008                  $13,588             $13,914      $17,087
8/31/2008                  $13,667             $14,115      $16,855
9/30/2008                  $12,241             $12,858      $14,858
10/31/2008                 $10,055             $10,698      $12,044
11/30/2008                 $ 9,274             $ 9,931      $11,273
12/31/2008                 $ 9,547             $10,036      $11,641
   Total Returns             -4.53%               0.36%       16.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                     12/31/08
-------                     --------
1-Year                       -38.28%
5-Year                        -2.42%
Since Inception (8/15/03)     -0.34%

CLASS R (8/15/03-12/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON COREFOLIO   S&P 500   MSCI WORLD
    DATE          ALLOCATION FUND - CLASS R     INDEX       INDEX
-------------   ----------------------------   -------   ----------
8/15/2003                  $10,000             $10,000      $10,000
8/31/2003                  $10,070             $10,101      $10,113
9/30/2003                  $ 9,940             $ 9,993      $10,177
10/31/2003                 $10,380             $10,559      $10,783
11/30/2003                 $10,570             $10,652      $10,950
12/31/2003                 $11,096             $11,210      $11,639
1/31/2004                  $11,236             $11,416      $11,829
2/29/2004                  $11,417             $11,575      $12,031
3/31/2004                  $11,267             $11,400      $11,956
4/30/2004                  $11,156             $11,221      $11,718
5/31/2004                  $11,246             $11,375      $11,832
6/30/2004                  $11,528             $11,596      $12,080
7/31/2004                  $11,065             $11,212      $11,689
8/31/2004                  $11,045             $11,258      $11,745
9/30/2004                  $11,216             $11,380      $11,971
10/31/2004                 $11,397             $11,554      $12,267
11/30/2004                 $11,951             $12,021      $12,917
12/31/2004                 $12,363             $12,430      $13,414
1/31/2005                  $11,998             $12,127      $13,114
2/28/2005                  $12,262             $12,382      $13,536
3/31/2005                  $12,111             $12,163      $13,279
4/30/2005                  $11,886             $11,932      $12,999
5/31/2005                  $12,193             $12,312      $13,239
6/30/2005                  $12,213             $12,330      $13,360
7/31/2005                  $12,633             $12,788      $13,830
8/31/2005                  $12,633             $12,671      $13,940
9/30/2005                  $12,756             $12,774      $14,306
10/31/2005                 $12,520             $12,561      $13,962
11/30/2005                 $12,971             $13,036      $14,435
12/31/2005                 $13,158             $13,041      $14,758
1/31/2006                  $13,479             $13,386      $15,420
2/28/2006                  $13,552             $13,422      $15,404
3/31/2006                  $13,832             $13,589      $15,749
4/30/2006                  $14,022             $13,772      $16,236
5/31/2006                  $13,643             $13,375      $15,696
6/30/2006                  $13,622             $13,394      $15,698
7/31/2006                  $13,569             $13,476      $15,799
8/31/2006                  $13,906             $13,797      $16,217
9/30/2006                  $14,169             $14,152      $16,415
10/31/2006                 $14,642             $14,614      $17,021
11/30/2006                 $14,969             $14,891      $17,447
12/31/2006                 $15,145             $15,100      $17,806
1/31/2007                  $15,435             $15,329      $18,020
2/28/2007                  $15,199             $15,029      $17,934
3/31/2007                  $15,344             $15,197      $18,270
4/30/2007                  $15,958             $15,870      $19,086
5/31/2007                  $16,505             $16,424      $19,640
6/30/2007                  $16,374             $16,151      $19,495
7/31/2007                  $15,892             $15,650      $19,067
8/31/2007                  $15,925             $15,885      $19,061
9/30/2007                  $16,407             $16,479      $19,974
10/31/2007                 $16,823             $16,741      $20,591
11/30/2007                 $16,199             $16,041      $19,759
12/31/2007                 $15,905             $15,930      $19,510
1/31/2008                  $14,841             $14,974      $18,023
2/29/2008                  $14,516             $14,488      $17,927
3/31/2008                  $14,333             $14,425      $17,764
4/30/2008                  $14,953             $15,128      $18,712
5/31/2008                  $15,298             $15,324      $19,021
6/30/2008                  $13,919             $14,032      $17,511
7/31/2008                  $13,942             $13,914      $17,087
8/31/2008                  $14,023             $14,115      $16,855
9/30/2008                  $12,564             $12,858      $14,858
10/31/2008                 $10,325             $10,698      $12,044
11/30/2008                 $ 9,532             $ 9,931      $11,273
12/31/2008                 $ 9,817             $10,036      $11,641
   Total Returns             -1.83%               0.36%       16.41%


                               10 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               12/31/08
-------------               --------
1-Year                       -37.92%
5-Year                        -1.93%
Since Inception (8/15/03)     +0.14%

ADVISOR CLASS (8/15/03-12/31/08)

                               (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON COREFOLIO
                  ALLOCATION FUND - ADVISOR    S&P 500   MSCI WORLD
    DATE                    CLASS               INDEX       INDEX
-------------   ----------------------------   -------   ----------
8/15/2003                  $10,000             $10,000      $10,000
8/31/2003                  $10,070             $10,101      $10,113
9/30/2003                  $ 9,940             $ 9,993      $10,177
10/31/2003                 $10,380             $10,559      $10,783
11/30/2003                 $10,580             $10,652      $10,950
12/31/2003                 $11,102             $11,210      $11,639
1/31/2004                  $11,253             $11,416      $11,829
2/29/2004                  $11,434             $11,575      $12,031
3/31/2004                  $11,293             $11,400      $11,956
4/30/2004                  $11,193             $11,221      $11,718
5/31/2004                  $11,273             $11,375      $11,832
6/30/2004                  $11,565             $11,596      $12,080
7/31/2004                  $11,092             $11,212      $11,689
8/31/2004                  $11,082             $11,258      $11,745
9/30/2004                  $11,263             $11,380      $11,971
10/31/2004                 $11,444             $11,554      $12,267
11/30/2004                 $12,008             $12,021      $12,917
12/31/2004                 $12,432             $12,430      $13,414
1/31/2005                  $12,066             $12,127      $13,114
2/28/2005                  $12,341             $12,382      $13,536
3/31/2005                  $12,190             $12,163      $13,279
4/30/2005                  $11,974             $11,932      $12,999
5/31/2005                  $12,282             $12,312      $13,239
6/30/2005                  $12,313             $12,330      $13,360
7/31/2005                  $12,734             $12,788      $13,830
8/31/2005                  $12,744             $12,671      $13,940
9/30/2005                  $12,867             $12,774      $14,306
10/31/2005                 $12,631             $12,561      $13,962
11/30/2005                 $13,083             $13,036      $14,435
12/31/2005                 $13,294             $13,041      $14,758
1/31/2006                  $13,618             $13,386      $15,420
2/28/2006                  $13,691             $13,422      $15,404
3/31/2006                  $13,995             $13,589      $15,749
4/30/2006                  $14,186             $13,772      $16,236
5/31/2006                  $13,804             $13,375      $15,696
6/30/2006                  $13,794             $13,394      $15,698
7/31/2006                  $13,741             $13,476      $15,799
8/31/2006                  $14,090             $13,797      $16,217
9/30/2006                  $14,366             $14,152      $16,415
10/31/2006                 $14,853             $14,614      $17,021
11/30/2006                 $15,192             $14,891      $17,447
12/31/2006                 $15,376             $15,100      $17,806
1/31/2007                  $15,680             $15,329      $18,020
2/28/2007                  $15,452             $15,029      $17,934
3/31/2007                  $15,599             $15,197      $18,270
4/30/2007                  $16,220             $15,870      $19,086
5/31/2007                  $16,796             $16,424      $19,640
6/30/2007                  $16,663             $16,151      $19,495
7/31/2007                  $16,186             $15,650      $19,067
8/31/2007                  $16,220             $15,885      $19,061
9/30/2007                  $16,718             $16,479      $19,974
10/31/2007                 $17,150             $16,741      $20,591
11/30/2007                 $16,519             $16,041      $19,759
12/31/2007                 $16,226             $15,930      $19,510
1/31/2008                  $15,145             $14,974      $18,023
2/29/2008                  $14,826             $14,488      $17,927
3/31/2008                  $14,640             $14,425      $17,764
4/30/2008                  $15,282             $15,128      $18,712
5/31/2008                  $15,644             $15,324      $19,021
6/30/2008                  $14,243             $14,032      $17,511
7/31/2008                  $14,266             $13,914      $17,087
8/31/2008                  $14,360             $14,115      $16,855
9/30/2008                  $12,877             $12,858      $14,858
10/31/2008                 $10,577             $10,698      $12,044
11/30/2008                 $ 9,772             $ 9,931      $11,273
12/31/2008                 $10,073             $10,036      $11,641
   Total Returns              0.73%               0.36%       16.41%

ENDNOTES

BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS THAT MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THIS FUND OF FUNDS IS SUBJECT TO THESE SAME RISKS. STOCKS HISTORICALLY HAVE OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. FOREIGN INVESTING HAS ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY AND POLITICAL OR SOCIAL INSTABILITY. THESE AND OTHER RISKS, INCLUDING INVESTMENTS IN SPECIALIZED INDUSTRY SECTORS, SUCH AS THE TECHNOLOGY SECTOR, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS, INVOLVES SPECIAL CONSIDERATIONS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                               Annual Report | 11

Your Fund's Expenses

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                   BEGINNING         ENDING        EXPENSES PAID      EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD      DURING PERIOD
CLASS A                             7/1/08         12/31/08*     7/1/08-12/31/08*   7/1/08-12/31/08**
-------                          -------------   -------------   ----------------   -----------------
Actual                               $1,000        $  706.20           $2.06              $5.15
Hypothetical
   (5% return before expenses)       $1,000        $1,022.72           $2.44              $6.09
CLASS B
Actual                               $1,000        $  704.20           $5.05              $8.14
Hypothetical
   (5% return before expenses)       $1,000        $1,019.20           $5.99              $9.63
CLASS C
Actual                               $1,000        $  703.20           $5.01              $8.09
Hypothetical
   (5% return before expenses)       $1,000        $1,019.25           $5.94              $9.58
CLASS R
Actual                               $1,000        $  705.20           $2.91              $6.00
Hypothetical
   (5% return before expenses)       $1,000        $1,021.72           $3.46              $7.10
ADVISOR CLASS
Actual                               $1,000        $  707.20           $0.77              $3.86
Hypothetical
   (5% return before expenses)       $1,000        $1,024.23           $0.92              $4.57

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.48%; B: 1.18%; C: 1.17%; R: 0.68%; and
     Advisor: 0.18%) multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.20%; B: 1.90%; C: 1.89%; R: 1.40%; and
     Advisor: 0.90%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 13

Franklin Templeton Founding Funds Allocation Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Founding Funds Allocation Fund's principal investment goal is capital appreciation, with a secondary goal of income. The Fund invests in an equally weighted combination of Franklin Income Fund, Mutual Shares Fund and Templeton Growth Fund.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Templeton Founding Funds Allocation Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Founding Funds Allocation Fund - Class A had a -37.66% cumulative total return for the 12 months under review. In comparison, the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, had total returns of -37.00% and -40.33%.(1) You can find other performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

The Fund invests its assets in an equally weighted combination of Franklin Income Fund, Mutual Shares Fund and Templeton Growth Fund. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund's allocations to maintain the predetermined equal weightings of approximately 33 1/3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                               14 | Annual Report

PORTFOLIO REVIEW

The Fund's performance can be attributed largely to maintaining a relatively static allocation among domestic and foreign equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

During the fiscal year under review, Fund performance was hindered by Templeton Growth Fund - Advisor Class, which underperformed the MSCI World Index. Mutual Shares Fund - Class Z performed comparably to the S&P 500, while Franklin Income Fund - Advisor Class performed better than the S&P 500.

Thank you for your continued participation in Franklin Templeton Founding Funds Allocation Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey
T. Anthony Coffey, CFA
Vice President of Franklin Advisers, Inc.
Franklin Templeton Founding Funds Allocation Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

ASSET ALLOCATION*

Franklin Templeton Founding Funds Allocation Fund
Based on Total Net Assets as of 12/31/08**

Domestic Hybrid   34.0%
Foreign Equity    33.2%
Domestic Equity   33.1%

* The asset allocation is based on the SOI, which classifies each underlying fund into a broad asset class.

**   Short-term investments and other net assets equal -0.3%.


                               Annual Report | 15

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FFALX)                          CHANGE   12/31/08   12/31/07
-----------------------                          ------   --------   --------
Net Asset Value (NAV)                            -$5.67     $7.83     $13.50
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                        $0.3764
Long-Term Capital Gain                 $0.2835
   TOTAL                               $0.6599

CLASS B (SYMBOL: FFABX)                          CHANGE   12/31/08   12/31/07
-----------------------                          ------   --------   --------
Net Asset Value (NAV)                            -$5.61     $7.84     $13.45
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                        $0.2870
Long-Term Capital Gain                 $0.2835
   TOTAL                               $0.5705

CLASS C (SYMBOL: FFACX)                          CHANGE   12/31/08   12/31/07
-----------------------                          ------   --------   --------
Net Asset Value (NAV)                            -$5.55     $7.74     $13.29
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                        $0.2891
Long-Term Capital Gain                 $0.2835
   TOTAL                               $0.5726

CLASS R (SYMBOL: FFARX)                          CHANGE   12/31/08   12/31/07
-----------------------                          ------   --------   --------
Net Asset Value (NAV)                            -$5.66     $7.84     $13.50
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                        $0.3525
Long-Term Capital Gain                 $0.2835
   TOTAL                               $0.6360

ADVISOR CLASS (SYMBOL: FFAAX)                     CHANGE   12/31/08   12/31/07
-----------------------------                     ------   --------   --------
Net Asset Value (NAV)                             -$5.71     $7.87     $13.58
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.4148
Long-Term Capital Gain                  $0.2835
   TOTAL                                $0.6983


                               16 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                                   INCEPTION
CLASS A                                         1-YEAR   5-YEAR    (8/15/03)
-------                                        -------   ------    ---------
Cumulative Total Return(2)                      -37.66%   -7.37%     +3.37%
Average Annual Total Return(3)                  -41.23%   -2.69%     -0.48%
Value of $10,000 Investment(4)                 $ 5,877   $8,727     $9,742
   Total Annual Operating Expenses(5)
      Without Waiver                    1.18%
      With Waiver                       1.13%

                                                                   INCEPTION
CLASS B                                         1-YEAR    5-YEAR   (8/15/03)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      -38.05%   -10.32%    -0.21%
Average Annual Total Return(3)                  -40.38%    -2.47%    -0.19%
Value of $10,000 Investment(4)                 $ 5,962   $ 8,826    $9,901
   Total Annual Operating Expenses(5)
      Without Waiver                    1.88%
      With Waiver                       1.83%

                                                                   INCEPTION
CLASS C                                         1-YEAR    5-YEAR   (8/15/03)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      -38.04%   -10.27%     -0.14%
Average Annual Total Return(3)                  -38.62%    -2.14%     -0.03%
Value of $10,000 Investment(4)                 $ 6,138   $ 8,973     $9,986
   Total Annual Operating Expenses(5)
      Without Waiver                    1.88%
      With Waiver                       1.83%

                                                                   INCEPTION
CLASS R                                         1-YEAR    5-YEAR   (8/15/03)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      -37.77%    -8.14%     +2.59%
Average Annual Total Return(3)                  -37.77%    -1.68%     +0.48%
Value of $10,000 Investment(4)                 $ 6,223    $9,186    $10,259
   Total Annual Operating Expenses(5)
      Without Waiver                    1.38%
      With Waiver                       1.33%

                                                                   INCEPTION
ADVISOR CLASS                                   1-YEAR    5-YEAR   (8/15/03)
-------------                                  -------   -------   ---------
Cumulative Total Return(2)                      -37.44%    -5.74%     +5.33%
Average Annual Total Return(3)                  -37.44%    -1.18%     +0.97%
Value of $10,000 Investment(4)                 $ 6,256    $9,426    $10,533
   Total Annual Operating Expenses(5)
      Without Waiver                    0.88%
      With Waiver                       0.83%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE ADMINISTRATOR HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ADMINISTRATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES) DO NOT EXCEED 0.85% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.


                               Annual Report | 17

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     12/31/08
-------                     --------
1-Year                       -41.23%
5-Year                        -2.69%
Since Inception (8/15/03)     -0.48%

CLASS A (8/15/03 - 12/31/08)

                              (PERFORMANCE GRAPH)

                      Franklin Templeton
                        Founding Funds         S&P 500   MSCI World
Date               Allocation Fund - Class A    Index       Index
----------------   -------------------------   -------   ----------
8/15/2003                    $ 9,425           $10,000     $10,000
8/31/2003                    $ 9,463           $10,101     $10,113
9/30/2003                    $ 9,519           $ 9,993     $10,177
10/31/2003                   $ 9,811           $10,559     $10,783
11/30/2003                   $10,019           $10,652     $10,950
12/31/2003                   $10,517           $11,210     $11,639
1/31/2004                    $10,650           $11,416     $11,829
2/29/2004                    $10,850           $11,575     $12,031
3/31/2004                    $10,774           $11,400     $11,956
4/30/2004                    $10,631           $11,221     $11,718
5/31/2004                    $10,641           $11,375     $11,832
6/30/2004                    $10,802           $11,596     $12,080
7/31/2004                    $10,650           $11,212     $11,689
8/31/2004                    $10,783           $11,258     $11,745
9/30/2004                    $10,954           $11,380     $11,971
10/31/2004                   $11,135           $11,554     $12,267
11/30/2004                   $11,610           $12,021     $12,917
12/31/2004                   $11,945           $12,430     $13,414
1/31/2005                    $11,693           $12,127     $13,114
2/28/2005                    $12,082           $12,382     $13,536
3/31/2005                    $11,903           $12,163     $13,279
4/30/2005                    $11,727           $11,932     $12,999
5/31/2005                    $11,903           $12,312     $13,239
6/30/2005                    $12,119           $12,330     $13,360
7/31/2005                    $12,404           $12,788     $13,830
8/31/2005                    $12,473           $12,671     $13,940
9/30/2005                    $12,601           $12,774     $14,306
10/31/2005                   $12,237           $12,561     $13,962
11/30/2005                   $12,404           $13,036     $14,435
12/31/2005                   $12,700           $13,041     $14,758
1/31/2006                    $13,086           $13,386     $15,420
2/28/2006                    $13,157           $13,422     $15,404
3/31/2006                    $13,379           $13,589     $15,749
4/30/2006                    $13,627           $13,772     $16,236
5/31/2006                    $13,400           $13,375     $15,696
6/30/2006                    $13,431           $13,394     $15,698
7/31/2006                    $13,627           $13,476     $15,799
8/31/2006                    $13,937           $13,797     $16,217
9/30/2006                    $14,103           $14,152     $16,415
10/31/2006                   $14,526           $14,614     $17,021
11/30/2006                   $14,857           $14,891     $17,447
12/31/2006                   $15,156           $15,100     $17,806
1/31/2007                    $15,351           $15,329     $18,020
2/28/2007                    $15,275           $15,029     $17,934
3/31/2007                    $15,502           $15,197     $18,270
4/30/2007                    $16,021           $15,870     $19,086
5/31/2007                    $16,407           $16,424     $19,640
6/30/2007                    $16,241           $16,151     $19,495
7/31/2007                    $15,668           $15,650     $19,067
8/31/2007                    $15,613           $15,885     $19,061
9/30/2007                    $16,021           $16,479     $19,974
10/31/2007                   $16,296           $16,741     $20,591
11/30/2007                   $15,811           $16,041     $19,759
12/31/2007                   $15,628           $15,930     $19,510
1/31/2008                    $14,818           $14,974     $18,023
2/29/2008                    $14,459           $14,488     $17,927
3/31/2008                    $14,228           $14,425     $17,764
4/30/2008                    $14,881           $15,128     $18,712
5/31/2008                    $15,023           $15,324     $19,021
6/30/2008                    $13,777           $14,032     $17,511
7/31/2008                    $13,647           $13,914     $17,087
8/31/2008                    $13,623           $14,115     $16,855
9/30/2008                    $12,080           $12,858     $14,858
10/31/2008                   $10,099           $10,698     $12,044
11/30/2008                   $ 9,292           $ 9,931     $11,273
12/31/2008                   $ 9,742           $10,036     $11,641
   Total Returns               -2.58%             0.36%      16.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     12/31/08
-------                     --------
1-Year                       -40.38%
5-Year                        -2.47%
Since Inception (8/15/03)     -0.19%

CLASS B (8/15/03 - 12/31/08)

                              (PERFORMANCE GRAPH)

                      Franklin Templeton
                        Founding Funds         S&P 500   MSCI World
Date               Allocation Fund - Class B    Index       Index
----------------   -------------------------   -------   ----------
8/15/2003                    $10,000           $10,000     $10,000
8/31/2003                    $10,040           $10,101     $10,113
9/30/2003                    $10,090           $ 9,993     $10,177
10/31/2003                   $10,400           $10,559     $10,783
11/30/2003                   $10,610           $10,652     $10,950
12/31/2003                   $11,128           $11,210     $11,639
1/31/2004                    $11,279           $11,416     $11,829
2/29/2004                    $11,470           $11,575     $12,031
3/31/2004                    $11,390           $11,400     $11,956
4/30/2004                    $11,229           $11,221     $11,718
5/31/2004                    $11,229           $11,375     $11,832
6/30/2004                    $11,400           $11,596     $12,080
7/31/2004                    $11,239           $11,212     $11,689
8/31/2004                    $11,360           $11,258     $11,745
9/30/2004                    $11,541           $11,380     $11,971
10/31/2004                   $11,722           $11,554     $12,267
11/30/2004                   $12,216           $12,021     $12,917
12/31/2004                   $12,576           $12,430     $13,414
1/31/2005                    $12,298           $12,127     $13,114
2/28/2005                    $12,689           $12,382     $13,536
3/31/2005                    $12,501           $12,163     $13,279
4/30/2005                    $12,303           $11,932     $12,999
5/31/2005                    $12,490           $12,312     $13,239
6/30/2005                    $12,708           $12,330     $13,360
7/31/2005                    $12,998           $12,788     $13,830
8/31/2005                    $13,061           $12,671     $13,940
9/30/2005                    $13,185           $12,774     $14,306
10/31/2005                   $12,801           $12,561     $13,962
11/30/2005                   $12,967           $13,036     $14,435
12/31/2005                   $13,277           $13,041     $14,758
1/31/2006                    $13,671           $13,386     $15,420
2/28/2006                    $13,735           $13,422     $15,404
3/31/2006                    $13,968           $13,589     $15,749
4/30/2006                    $14,207           $13,772     $16,236
5/31/2006                    $13,968           $13,375     $15,696
6/30/2006                    $14,001           $13,394     $15,698
7/31/2006                    $14,196           $13,476     $15,799
8/31/2006                    $14,500           $13,797     $16,217
9/30/2006                    $14,662           $14,152     $16,415
10/31/2006                   $15,096           $14,614     $17,021
11/30/2006                   $15,443           $14,891     $17,447
12/31/2006                   $15,737           $15,100     $17,806
1/31/2007                    $15,929           $15,329     $18,020
2/28/2007                    $15,850           $15,029     $17,934
3/31/2007                    $16,065           $15,197     $18,270
4/30/2007                    $16,593           $15,870     $19,086
5/31/2007                    $16,996           $16,424     $19,640
6/30/2007                    $16,800           $16,151     $19,495
7/31/2007                    $16,214           $15,650     $19,067
8/31/2007                    $16,145           $15,885     $19,061
9/30/2007                    $16,547           $16,479     $19,974
10/31/2007                   $16,835           $16,741     $20,591
11/30/2007                   $16,318           $16,041     $19,759
12/31/2007                   $16,108           $15,930     $19,510
1/31/2008                    $15,270           $14,974     $18,023
2/29/2008                    $14,887           $14,488     $17,927
3/31/2008                    $14,648           $14,425     $17,764
4/30/2008                    $15,311           $15,128     $18,712
5/31/2008                    $15,446           $15,324     $19,021
6/30/2008                    $14,169           $14,032     $17,511
7/31/2008                    $14,022           $13,914     $17,087
8/31/2008                    $13,985           $14,115     $16,855
9/30/2008                    $12,401           $12,858     $14,858
10/31/2008                   $10,351           $10,698     $12,044
11/30/2008                   $ 9,516           $ 9,931     $11,273
12/31/2008                   $ 9,901           $10,036     $11,641
   Total Returns               -0.99%             0.36%      16.41%


                               18 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     12/31/08
-------                     --------
1-Year                       -38.62%
5-Year                        -2.14%
Since Inception (8/15/03)     -0.03%

CLASS C (8/15/03 - 12/31/08)

                              (PERFORMANCE GRAPH)

                      Franklin Templeton
                        Founding Funds         S&P 500   MSCI World
Date               Allocation Fund - Class C    Index       Index
----------------   -------------------------   -------   ----------
8/15/2003                    $10,000           $10,000     $10,000
8/31/2003                    $10,040           $10,101     $10,113
9/30/2003                    $10,090           $ 9,993     $10,177
10/31/2003                   $10,390           $10,559     $10,783
11/30/2003                   $10,610           $10,652     $10,950
12/31/2003                   $11,129           $11,210     $11,639
1/31/2004                    $11,270           $11,416     $11,829
2/29/2004                    $11,471           $11,575     $12,031
3/31/2004                    $11,391           $11,400     $11,956
4/30/2004                    $11,229           $11,221     $11,718
5/31/2004                    $11,229           $11,375     $11,832
6/30/2004                    $11,401           $11,596     $12,080
7/31/2004                    $11,240           $11,212     $11,689
8/31/2004                    $11,360           $11,258     $11,745
9/30/2004                    $11,542           $11,380     $11,971
10/31/2004                   $11,723           $11,554     $12,267
11/30/2004                   $12,216           $12,021     $12,917
12/31/2004                   $12,565           $12,430     $13,414
1/31/2005                    $12,298           $12,127     $13,114
2/28/2005                    $12,688           $12,382     $13,536
3/31/2005                    $12,500           $12,163     $13,279
4/30/2005                    $12,303           $11,932     $12,999
5/31/2005                    $12,490           $12,312     $13,239
6/30/2005                    $12,697           $12,330     $13,360
7/31/2005                    $12,998           $12,788     $13,830
8/31/2005                    $13,060           $12,671     $13,940
9/30/2005                    $13,185           $12,774     $14,306
10/31/2005                   $12,801           $12,561     $13,962
11/30/2005                   $12,967           $13,036     $14,435
12/31/2005                   $13,272           $13,041     $14,758
1/31/2006                    $13,670           $13,386     $15,420
2/28/2006                    $13,734           $13,422     $15,404
3/31/2006                    $13,969           $13,589     $15,749
4/30/2006                    $14,209           $13,772     $16,236
5/31/2006                    $13,969           $13,375     $15,696
6/30/2006                    $13,991           $13,394     $15,698
7/31/2006                    $14,198           $13,476     $15,799
8/31/2006                    $14,504           $13,797     $16,217
9/30/2006                    $14,668           $14,152     $16,415
10/31/2006                   $15,094           $14,614     $17,021
11/30/2006                   $15,444           $14,891     $17,447
12/31/2006                   $15,728           $15,100     $17,806
1/31/2007                    $15,933           $15,329     $18,020
2/28/2007                    $15,853           $15,029     $17,934
3/31/2007                    $16,070           $15,197     $18,270
4/30/2007                    $16,592           $15,870     $19,086
5/31/2007                    $16,999           $16,424     $19,640
6/30/2007                    $16,801           $16,151     $19,495
7/31/2007                    $16,209           $15,650     $19,067
8/31/2007                    $16,151           $15,885     $19,061
9/30/2007                    $16,546           $16,479     $19,974
10/31/2007                   $16,836           $16,741     $20,591
11/30/2007                   $16,314           $16,041     $19,759
12/31/2007                   $16,116           $15,930     $19,510
1/31/2008                    $15,279           $14,974     $18,023
2/29/2008                    $14,891           $14,488     $17,927
3/31/2008                    $14,650           $14,425     $17,764
4/30/2008                    $15,321           $15,128     $18,712
5/31/2008                    $15,445           $15,324     $19,021
6/30/2008                    $14,165           $14,032     $17,511
7/31/2008                    $14,015           $13,914     $17,087
8/31/2008                    $13,978           $14,115     $16,855
9/30/2008                    $12,399           $12,858     $14,858
10/31/2008                   $10,359           $10,698     $12,044
11/30/2008                   $ 9,526           $ 9,931     $11,273
12/31/2008                   $ 9,986           $10,036     $11,641
   Total Returns               -0.14%             0.36%      16.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                     12/31/08
-------                     --------
1-Year                       -37.77%
5-Year                        -1.68%
Since Inception (8/15/03)     +0.48%

CLASS R (8/15/03 - 12/31/08)

                              (PERFORMANCE GRAPH)

                      Franklin Templeton
                        Founding Funds         S&P 500   MSCI World
Date               Allocation Fund - Class R    Index       Index
----------------   -------------------------   -------   ----------
8/15/2003                    $10,000           $10,000     $10,000
8/31/2003                    $10,040           $10,101     $10,113
9/30/2003                    $10,100           $ 9,993     $10,177
10/31/2003                   $10,410           $10,559     $10,783
11/30/2003                   $10,630           $10,652     $10,950
12/31/2003                   $11,168           $11,210     $11,639
1/31/2004                    $11,319           $11,416     $11,829
2/29/2004                    $11,521           $11,575     $12,031
3/31/2004                    $11,440           $11,400     $11,956
4/30/2004                    $11,279           $11,221     $11,718
5/31/2004                    $11,289           $11,375     $11,832
6/30/2004                    $11,471           $11,596     $12,080
7/31/2004                    $11,309           $11,212     $11,689
8/31/2004                    $11,440           $11,258     $11,745
9/30/2004                    $11,622           $11,380     $11,971
10/31/2004                   $11,803           $11,554     $12,267
11/30/2004                   $12,307           $12,021     $12,917
12/31/2004                   $12,668           $12,430     $13,414
1/31/2005                    $12,400           $12,127     $13,114
2/28/2005                    $12,803           $12,382     $13,536
3/31/2005                    $12,624           $12,163     $13,279
4/30/2005                    $12,426           $11,932     $12,999
5/31/2005                    $12,614           $12,312     $13,239
6/30/2005                    $12,843           $12,330     $13,360
7/31/2005                    $13,145           $12,788     $13,830
8/31/2005                    $13,207           $12,671     $13,940
9/30/2005                    $13,343           $12,774     $14,306
10/31/2005                   $12,957           $12,561     $13,962
11/30/2005                   $13,134           $13,036     $14,435
12/31/2005                   $13,444           $13,041     $14,758
1/31/2006                    $13,852           $13,386     $15,420
2/28/2006                    $13,928           $13,422     $15,404
3/31/2006                    $14,163           $13,589     $15,749
4/30/2006                    $14,414           $13,772     $16,236
5/31/2006                    $14,174           $13,375     $15,696
6/30/2006                    $14,217           $13,394     $15,698
7/31/2006                    $14,414           $13,476     $15,799
8/31/2006                    $14,743           $13,797     $16,217
9/30/2006                    $14,907           $14,152     $16,415
10/31/2006                   $15,356           $14,614     $17,021
11/30/2006                   $15,717           $14,891     $17,447
12/31/2006                   $16,018           $15,100     $17,806
1/31/2007                    $16,224           $15,329     $18,020
2/28/2007                    $16,144           $15,029     $17,934
3/31/2007                    $16,373           $15,197     $18,270
4/30/2007                    $16,932           $15,870     $19,086
5/31/2007                    $17,340           $16,424     $19,640
6/30/2007                    $17,153           $16,151     $19,495
7/31/2007                    $16,547           $15,650     $19,067
8/31/2007                    $16,489           $15,885     $19,061
9/30/2007                    $16,909           $16,479     $19,974
10/31/2007                   $17,212           $16,741     $20,591
11/30/2007                   $16,687           $16,041     $19,759
12/31/2007                   $16,485           $15,930     $19,510
1/31/2008                    $15,631           $14,974     $18,023
2/29/2008                    $15,240           $14,488     $17,927
3/31/2008                    $14,997           $14,425     $17,764
4/30/2008                    $15,698           $15,128     $18,712
5/31/2008                    $15,835           $15,324     $19,021
6/30/2008                    $14,521           $14,032     $17,511
7/31/2008                    $14,383           $13,914     $17,087
8/31/2008                    $14,346           $14,115     $16,855
9/30/2008                    $12,731           $12,858     $14,858
10/31/2008                   $10,628           $10,698     $12,044
11/30/2008                   $ 9,777           $ 9,931     $11,273
12/31/2008                   $10,259           $10,036     $11,641
   Total Returns                2.59%             0.36%      16.41%


                               Annual Report | 19

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               12/31/08
-------------               --------
1-Year                       -37.44%
5-Year                        -1.18%
Since Inception (8/15/03      +0.97%

ADVISOR CLASS (8/15/03 - 12/31/08)

                              (PERFORMANCE GRAPH)

                      Franklin Templeton
                   Founding Funds Allocation   S&P 500   MSCI World
Date                  Fund - ADVISOR CLASS      Index      Index
----------------   -------------------------   -------   ----------
8/15/2003                    $10,000           $10,000     $10,000
8/31/2003                    $10,040           $10,101     $10,113
9/30/2003                    $10,100           $ 9,993     $10,177
10/31/2003                   $10,420           $10,559     $10,783
11/30/2003                   $10,640           $10,652     $10,950
12/31/2003                   $11,175           $11,210     $11,639
1/31/2004                    $11,326           $11,416     $11,829
2/29/2004                    $11,538           $11,575     $12,031
3/31/2004                    $11,457           $11,400     $11,956
4/30/2004                    $11,306           $11,221     $11,718
5/31/2004                    $11,326           $11,375     $11,832
6/30/2004                    $11,508           $11,596     $12,080
7/31/2004                    $11,346           $11,212     $11,689
8/31/2004                    $11,477           $11,258     $11,745
9/30/2004                    $11,669           $11,380     $11,971
10/31/2004                   $11,861           $11,554     $12,267
11/30/2004                   $12,375           $12,021     $12,917
12/31/2004                   $12,744           $12,430     $13,414
1/31/2005                    $12,475           $12,127     $13,114
2/28/2005                    $12,889           $12,382     $13,536
3/31/2005                    $12,710           $12,163     $13,279
4/30/2005                    $12,511           $11,932     $12,999
5/31/2005                    $12,710           $12,312     $13,239
6/30/2005                    $12,940           $12,330     $13,360
7/31/2005                    $13,253           $12,788     $13,830
8/31/2005                    $13,326           $12,671     $13,940
9/30/2005                    $13,472           $12,774     $14,306
10/31/2005                   $13,086           $12,561     $13,962
11/30/2005                   $13,263           $13,036     $14,435
12/31/2005                   $13,589           $13,041     $14,758
1/31/2006                    $14,011           $13,386     $15,420
2/28/2006                    $14,087           $13,422     $15,404
3/31/2006                    $14,335           $13,589     $15,749
4/30/2006                    $14,599           $13,772     $16,236
5/31/2006                    $14,357           $13,375     $15,696
6/30/2006                    $14,401           $13,394     $15,698
7/31/2006                    $14,621           $13,476     $15,799
8/31/2006                    $14,952           $13,797     $16,217
9/30/2006                    $15,128           $14,152     $16,415
10/31/2006                   $15,591           $14,614     $17,021
11/30/2006                   $15,955           $14,891     $17,447
12/31/2006                   $16,270           $15,100     $17,806
1/31/2007                    $16,491           $15,329     $18,020
2/28/2007                    $16,421           $15,029     $17,934
3/31/2007                    $16,664           $15,197     $18,270
4/30/2007                    $17,229           $15,870     $19,086
5/31/2007                    $17,653           $16,424     $19,640
6/30/2007                    $17,477           $16,151     $19,495
7/31/2007                    $16,864           $15,650     $19,067
8/31/2007                    $16,817           $15,885     $19,061
9/30/2007                    $17,253           $16,479     $19,974
10/31/2007                   $17,559           $16,741     $20,591
11/30/2007                   $17,029           $16,041     $19,759
12/31/2007                   $16,836           $15,930     $19,510
1/31/2008                    $15,968           $14,974     $18,023
2/29/2008                    $15,584           $14,488     $17,927
3/31/2008                    $15,337           $14,425     $17,764
4/30/2008                    $16,061           $15,128     $18,712
5/31/2008                    $16,201           $15,324     $19,021
6/30/2008                    $14,867           $14,032     $17,511
7/31/2008                    $14,727           $13,914     $17,087
8/31/2008                    $14,702           $14,115     $16,855
9/30/2008                    $13,050           $12,858     $14,858
10/31/2008                   $10,902           $10,698     $12,044
11/30/2008                   $10,038           $ 9,931     $11,273
12/31/2008                   $10,533           $10,036     $11,641
   Total Returns                5.33%             0.36%      16.41%

ENDNOTES

BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS THAT MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THIS FUND OF FUNDS IS SUBJECT TO THESE SAME RISKS. STOCKS HISTORICALLY HAVE OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS ENTAIL A GREATER DEGREE OF CREDIT RISK COMPARED TO INVESTMENT-GRADE SECURITIES. FOREIGN INVESTING HAS ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY AND POLITICAL OR SOCIAL INSTABILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                               20 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                   BEGINNING         ENDING       EXPENSES PAID       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD       DURING PERIOD
                                     7/1/07        12/31/08*     7/1/08-12/31/08*   7/1/08-12/31/08**
                                 -------------   -------------   ----------------   -----------------
CLASS A
Actual                               $1,000        $  707.10           $2.02              $4.89
Hypothetical
   (5% return before expenses)       $1,000        $1,022.77           $2.39              $5.79
CLASS B
Actual                               $1,000        $  704.30           $5.01              $7.88
Hypothetical
   (5% return before expenses)       $1,000        $1,019.25           $5.94              $9.32
CLASS C
Actual                               $1,000        $  705.00           $4.89              $7.76
Hypothetical
   (5% return before expenses)       $1,000        $1,019.41           $5.79              $9.17
CLASS R
Actual                               $1,000        $  706.50           $2.92              $5.79
Hypothetical
   (5% return before expenses)       $1,000        $1,021.72           $3.46              $6.85
ADVISOR CLASS
Actual                               $1,000        $  708.50           $0.77              $3.65
Hypothetical
   (5% return before expenses)       $1,000        $1,024.23           $0.92              $4.32


* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.47%; B: 1.17%; C: 1.14%; R: 0.68%; and
     Advisor: 0.18%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.14%; B: 1.84%; C: 1.81%; R: 1.35%; and
     Advisor: 0.85%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               22 | Annual Report

Franklin Templeton Perspectives Allocation Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Perspectives Allocation Fund seeks capital appreciation through investments in an equally weighted combination of Franklin Flex Cap Growth Fund, Mutual Shares Fund and Templeton Growth Fund.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Templeton Perspectives Allocation Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Perspectives Allocation Fund - Class A had a -39.29% cumulative total return for the 12 months under review. In comparison, the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, had total returns of -37.00% and -40.33%.(1) You can find other performance data in the Performance Summary beginning on page 25.

INVESTMENT STRATEGY

The Fund invests its assets in an equally weighted combination of Franklin Flex Cap Growth Fund, Mutual Shares Fund and Templeton Growth Fund. These underlying funds, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund's allocations to maintain the predetermined equal weightings of approximately 33 1/3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


                               Annual Report | 23

ASSET ALLOCATION*

Franklin Templeton Perspectives Allocation Fund

Based on Total Net Assets as of 12/31/08

Domestic Equity                             66.1%
Foreign Equity                              33.0%
Short-Term Investments & Other Net Assets    0.9%

* The asset allocation is based on the SOI, which classifies each underlying fund into a broad asset class.

PORTFOLIO REVIEW

The Fund's performance can be attributed largely to maintaining a relatively static allocation among domestic and foreign equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds.

During the fiscal year under review, Fund performance was hindered by Templeton Growth Fund - Advisor Class, which underperformed the MSCI World Index. Mutual Shares Fund - Class Z and Franklin Flex Cap Growth Fund - Advisor Class performed comparably to the S&P 500.

Thank you for your continued participation in Franklin Templeton Perspectives Allocation Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey
T. Anthony Coffey, CFA
Vice President of
Franklin Advisers, Inc.
Franklin Templeton Perspectives
Allocation Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               24 | Annual Report

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FPAAX)                           CHANGE   12/31/08   12/31/07
-----------------------                           ------   --------   --------
Net Asset Value (NAV)                             -$5.48      $7.69    $13.17
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.1179
Short-Term Capital Gain                 $0.0002
Long-Term Capital Gain                  $0.2600
   TOTAL                                $0.3781

CLASS C (SYMBOL: FPCAX)                           CHANGE   12/31/08   12/31/07
-----------------------                           ------   --------   --------
Net Asset Value (NAV)                             -$5.42      $7.66    $13.08
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.0369
Short-Term Capital Gain                 $0.0002
Long-Term Capital Gain                  $0.2600
   TOTAL                                $0.2971

CLASS R (SYMBOL: N/A)                             CHANGE   12/31/08   12/31/07
---------------------                             ------   --------   --------
Net Asset Value (NAV)                             -$5.47      $7.70    $13.17
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.0896
Short-Term Capital Gain                 $0.0002
Long-Term Capital Gain                  $0.2600
   TOTAL                                $0.3498

ADVISOR CLASS (SYMBOL: N/A)                       CHANGE   12/31/08   12/31/07
---------------------------                       ------   --------   --------
Net Asset Value (NAV)                             -$5.51      $7.71    $13.22
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                         $0.1511
Short-Term Capital Gain                 $0.0002
Long-Term Capital Gain                  $0.2600
   TOTAL                                $0.4113


                               Annual Report | 25

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                            1-YEAR   3-YEAR    INCEPTION (8/2/04)
-------                                           -------  --------   ------------------
Cumulative Total Return(2)                         -39.29%   -25.64%          -9.37%
Average Annual Total Return(3)                     -42.76%   -11.18%          -3.51%
Value of $10,000 Investment(4)                    $ 5,724   $ 7,008          $8,542
   Total Annual Operating Expenses(5)
      Without Waiver                     1.39%
      With Waiver                        1.21%

CLASS C                                            1-YEAR    3-YEAR    INCEPTION (8/2/04)
-------                                           -------   --------   ------------------
Cumulative Total Return(2)                         -39.75%   -27.17%         -12.02%
Average Annual Total Return(3)                     -40.33%   -10.03%          -2.86%
Value of $10,000 Investment(4)                    $ 5,967   $ 7,283         $ 8,798
   Total Annual Operating Expenses(5)
      Without Waiver                     2.08%
      With Waiver                        1.90%

CLASS R                                            1-YEAR    3-YEAR    INCEPTION (8/2/04)
-------                                           -------   --------   ------------------
Cumulative Total Return(2)                         -39.44%   -26.10%         -10.08%
Average Annual Total Return(3)                     -39.44%    -9.59%          -2.38%
Value of $10,000 Investment(4)                    $ 6,056   $ 7,390         $ 8,992
   Total Annual Operating Expenses(5)
      Without Waiver                     1.59%
      With Waiver                        1.41%

ADVISOR CLASS                                      1-YEAR    3-YEAR    INCEPTION (8/2/04)
-------------                                     -------   --------   ------------------
Cumulative Total Return(2)                         -39.10%   -24.84%          -8.00%
Average Annual Total Return(3)                     -39.10%    -9.08%          -1.87%
Value of $10,000 Investment(4)                     $6,090   $ 7,516          $9,200
   Total Annual Operating Expenses(5)
      Without Waiver                     1.09%
      With Waiver                        0.91%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE ADMINISTRATOR HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ADMINISTRATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES) DO NOT EXCEED 0.92% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.


                               26 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                        12/31/08
-------                        --------
1-Year                           -42.76%
3-Year                           -11.18%
Since Inception (8/2/04)          -3.51%

CLASS A (8/2/04 - 12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON PERSPECTIVES
     DATE           ALLOCATION FUND- CLASS A      S&P 500 INDEX   MSCI WORLD INDEX
-------------   -------------------------------   -------------   ----------------
8/2/2004                    $ 9,425                  $10,000           $10,000
8/31/2004                   $ 9,510                  $10,040           $10,048
9/30/2004                   $ 9,670                  $10,149           $10,241
10/31/2004                  $ 9,840                  $10,304           $10,494
11/30/2004                  $10,311                  $10,721           $11,050
12/31/2004                  $10,643                  $11,086           $11,475
1/31/2005                   $10,367                  $10,816           $11,219
2/28/2005                   $10,681                  $11,043           $11,580
3/31/2005                   $10,519                  $10,848           $11,360
4/30/2005                   $10,328                  $10,642           $11,120
5/31/2005                   $10,566                  $10,981           $11,326
6/30/2005                   $10,624                  $10,996           $11,429
7/31/2005                   $10,958                  $11,405           $11,831
8/31/2005                   $11,006                  $11,301           $11,926
9/30/2005                   $11,168                  $11,393           $12,239
10/31/2005                  $10,910                  $11,203           $11,944
11/30/2005                  $11,273                  $11,626           $12,349
12/31/2005                  $11,488                  $11,631           $12,626
1/31/2006                   $11,916                  $11,938           $13,192
2/28/2006                   $11,945                  $11,971           $13,178
3/31/2006                   $12,169                  $12,120           $13,473
4/30/2006                   $12,318                  $12,283           $13,890
5/31/2006                   $11,903                  $11,929           $13,428
6/30/2006                   $11,942                  $11,945           $13,429
7/31/2006                   $11,922                  $12,019           $13,516
8/31/2006                   $12,189                  $12,305           $13,874
9/30/2006                   $12,377                  $12,622           $14,043
10/31/2006                  $12,753                  $13,033           $14,562
11/30/2006                  $13,030                  $13,281           $14,926
12/31/2006                  $13,175                  $13,467           $15,233
1/31/2007                   $13,461                  $13,671           $15,416
2/28/2007                   $13,257                  $13,404           $15,342
3/31/2007                   $13,429                  $13,554           $15,629
4/30/2007                   $13,948                  $14,154           $16,328
5/31/2007                   $14,353                  $14,648           $16,802
6/30/2007                   $14,280                  $14,405           $16,678
7/31/2007                   $13,865                  $13,958           $16,312
8/31/2007                   $13,928                  $14,167           $16,307
9/30/2007                   $14,436                  $14,697           $17,088
10/31/2007                  $14,789                  $14,931           $17,616
11/30/2007                  $14,249                  $14,307           $16,904
12/31/2007                  $14,069                  $14,207           $16,690
1/31/2008                   $12,969                  $13,355           $15,419
2/29/2008                   $12,616                  $12,921           $15,337
3/31/2008                   $12,496                  $12,866           $15,197
4/30/2008                   $13,142                  $13,492           $16,008
5/31/2008                   $13,437                  $13,667           $16,272
6/30/2008                   $12,266                  $12,515           $14,980
7/31/2008                   $12,223                  $12,410           $14,618
8/31/2008                   $12,255                  $12,589           $14,419
9/30/2008                   $10,975                  $11,467           $12,711
10/31/2008                  $ 9,027                  $ 9,541           $10,304
11/30/2008                  $ 8,327                  $ 8,857           $ 9,644
12/31/2008                  $ 8,542                  $ 8,951           $ 9,958
Total Returns                -14.58%                  -10.49%            -0.42%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                        12/31/08
-------                        --------
1-Year                           -40.33%
3-Year                           -10.03%
Since Inception (8/2/04)          -2.86%

CLASS C (8/2/04 - 12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON PERSPECTIVES
     DATE           ALLOCATION FUND- CLASS C      S&P 500 INDEX   MSCI WORLD INDEX
-------------   -------------------------------   -------------   ----------------
8/2/2004                    $10,000                  $10,000           $10,000
8/31/2004                   $10,090                  $10,040           $10,048
9/30/2004                   $10,250                  $10,149           $10,241
10/31/2004                  $10,430                  $10,304           $10,494
11/30/2004                  $10,910                  $10,721           $11,050
12/31/2004                  $11,266                  $11,086           $11,475
1/31/2005                   $10,964                  $10,816           $11,219
2/28/2005                   $11,286                  $11,043           $11,580
3/31/2005                   $11,115                  $10,848           $11,360
4/30/2005                   $10,902                  $10,642           $11,120
5/31/2005                   $11,155                  $10,981           $11,326
6/30/2005                   $11,206                  $10,996           $11,429
7/31/2005                   $11,550                  $11,405           $11,831
8/31/2005                   $11,591                  $11,301           $11,926
9/30/2005                   $11,763                  $11,393           $12,239
10/31/2005                  $11,479                  $11,203           $11,944
11/30/2005                  $11,854                  $11,626           $12,349
12/31/2005                  $12,080                  $11,631           $12,626
1/31/2006                   $12,512                  $11,938           $13,192
2/28/2006                   $12,543                  $11,971           $13,178
3/31/2006                   $12,769                  $12,120           $13,473
4/30/2006                   $12,915                  $12,283           $13,890
5/31/2006                   $12,476                  $11,929           $13,428
6/30/2006                   $12,518                  $11,945           $13,429
7/31/2006                   $12,487                  $12,019           $13,516
8/31/2006                   $12,758                  $12,305           $13,874
9/30/2006                   $12,946                  $12,622           $14,043
10/31/2006                  $13,333                  $13,033           $14,562
11/30/2006                  $13,615                  $13,281           $14,926
12/31/2006                  $13,761                  $13,467           $15,233
1/31/2007                   $14,050                  $13,671           $15,416
2/28/2007                   $13,836                  $13,404           $15,342
3/31/2007                   $14,006                  $13,554           $15,629
4/30/2007                   $14,541                  $14,154           $16,328
5/31/2007                   $14,955                  $14,648           $16,802
6/30/2007                   $14,868                  $14,405           $16,678
7/31/2007                   $14,421                  $13,958           $16,312
8/31/2007                   $14,486                  $14,167           $16,307
9/30/2007                   $15,010                  $14,697           $17,088
10/31/2007                  $15,370                  $14,931           $17,616
11/30/2007                  $14,792                  $14,307           $16,904
12/31/2007                  $14,602                  $14,207           $16,690
1/31/2008                   $13,452                  $13,355           $15,419
2/29/2008                   $13,084                  $12,921           $15,337
3/31/2008                   $12,947                  $12,866           $15,197
4/30/2008                   $13,610                  $13,492           $16,008
5/31/2008                   $13,896                  $13,667           $16,272
6/30/2008                   $12,684                  $12,515           $14,980
7/31/2008                   $12,638                  $12,410           $14,618
8/31/2008                   $12,661                  $12,589           $14,419
9/30/2008                   $11,334                  $11,467           $12,711
10/31/2008                  $ 9,321                  $ 9,541           $10,304
11/30/2008                  $ 8,589                  $ 8,857           $ 9,644
12/31/2008                  $ 8,798                  $ 8,951           $ 9,958
Total Returns                -12.02%                  -10.49%            -0.42%


                               Annual Report | 27

AVERAGE ANNUAL TOTAL RETURN

CLASS R                        12/31/08
-------                        --------
1-Year                           -39.44%
3-Year                            -9.59%
Since Inception (8/2/04)          -2.38%

CLASS R (8/2/04 - 12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON PERSPECTIVES
     DATE           ALLOCATION FUND - CLASS R     S&P 500 INDEX   MSCI WORLD INDEX
-------------   -------------------------------   -------------   ----------------
  8/2/2004                  $10,000                  $10,000           $10,000
 8/31/2004                  $10,080                  $10,040           $10,048
 9/30/2004                  $10,250                  $10,149           $10,241
10/31/2004                  $10,440                  $10,304           $10,494
11/30/2004                  $10,930                  $10,721           $11,050
12/31/2004                  $11,281                  $11,086           $11,475
 1/31/2005                  $10,989                  $10,816           $11,219
 2/28/2005                  $11,322                  $11,043           $11,580
 3/31/2005                  $11,159                  $10,848           $11,360
 4/30/2005                  $10,946                  $10,642           $11,120
 5/31/2005                  $11,199                  $10,981           $11,326
 6/30/2005                  $11,260                  $10,996           $11,429
 7/31/2005                  $11,605                  $11,405           $11,831
 8/31/2005                  $11,655                  $11,301           $11,926
 9/30/2005                  $11,828                  $11,393           $12,239
10/31/2005                  $11,554                  $11,203           $11,944
11/30/2005                  $11,939                  $11,626           $12,349
12/31/2005                  $12,168                  $11,631           $12,626
 1/31/2006                  $12,612                  $11,938           $13,192
 2/28/2006                  $12,643                  $11,971           $13,178
 3/31/2006                  $12,880                  $12,120           $13,473
 4/30/2006                  $13,037                  $12,283           $13,890
 5/31/2006                  $12,587                  $11,929           $13,428
 6/30/2006                  $12,639                  $11,945           $13,429
 7/31/2006                  $12,608                  $12,019           $13,516
 8/31/2006                  $12,890                  $12,305           $13,874
 9/30/2006                  $13,089                  $12,622           $14,043
10/31/2006                  $13,487                  $13,033           $14,562
11/30/2006                  $13,781                  $13,281           $14,926
12/31/2006                  $13,931                  $13,467           $15,233
 1/31/2007                  $14,223                  $13,671           $15,416
 2/28/2007                  $14,017                  $13,404           $15,342
 3/31/2007                  $14,200                  $13,554           $15,629
 4/30/2007                  $14,738                  $14,154           $16,328
 5/31/2007                  $15,166                  $14,648           $16,802
 6/30/2007                  $15,078                  $14,405           $16,678
 7/31/2007                  $14,639                  $13,958           $16,312
 8/31/2007                  $14,705                  $14,167           $16,307
 9/30/2007                  $15,243                  $14,697           $17,088
10/31/2007                  $15,616                  $14,931           $17,616
11/30/2007                  $15,034                  $14,307           $16,904
12/31/2007                  $14,848                  $14,207           $16,690
 1/31/2008                  $13,687                  $13,355           $15,419
 2/29/2008                  $13,315                  $12,921           $15,337
 3/31/2008                  $13,188                  $12,866           $15,197
 4/30/2008                  $13,869                  $13,492           $16,008
 5/31/2008                  $14,169                  $13,667           $16,272
 6/30/2008                  $12,934                  $12,515           $14,980
 7/31/2008                  $12,888                  $12,410           $14,618
 8/31/2008                  $12,922                  $12,589           $14,419
 9/30/2008                  $11,571                  $11,467           $12,711
10/31/2008                  $ 9,516                  $ 9,541           $10,304
11/30/2008                  $ 8,776                  $ 8,857           $ 9,644
12/31/2008                  $ 8,992                  $ 8,951           $ 9,958
Total Returns                -10.08%                  -10.49%            -0.42%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                  12/31/08
-------------                  --------
1-Year                           -39.10%
3-Year                            -9.08%
Since Inception (8/2/04)          -1.87%

Advisor Class (8/2/04 - 12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN TEMPLETON PERSPECTIVES
     DATE       ALLOCATION FUND - ADVISOR CLASS   S&P 500 INDEX   MSCI WORLD INDEX
-------------   -------------------------------   -------------   ----------------

 8/2/2004                   $10,000                  $10,000            $10,000
 8/31/2004                  $10,090                  $10,040            $10,048
 9/30/2004                  $10,260                  $10,149            $10,241
10/31/2004                  $10,450                  $10,304            $10,494
11/30/2004                  $10,950                  $10,721            $11,050
12/31/2004                  $11,301                  $11,086            $11,475
 1/31/2005                  $11,008                  $10,816            $11,219
 2/28/2005                  $11,341                  $11,043            $11,580
 3/31/2005                  $11,178                  $10,848            $11,360
 4/30/2005                  $10,975                  $10,642            $11,120
 5/31/2005                  $11,239                  $10,981            $11,326
 6/30/2005                  $11,300                  $10,996            $11,429
 7/31/2005                  $11,655                  $11,405            $11,831
 8/31/2005                  $11,705                  $11,301            $11,926
 9/30/2005                  $11,888                  $11,393            $12,239
10/31/2005                  $11,614                  $11,203            $11,944
11/30/2005                  $12,010                  $11,626            $12,349
12/31/2005                  $12,241                  $11,631            $12,626
 1/31/2006                  $12,697                  $11,938            $13,192
 2/28/2006                  $12,728                  $11,971            $13,178
 3/31/2006                  $12,977                  $12,120            $13,473
 4/30/2006                  $13,134                  $12,283            $13,890
 5/31/2006                  $12,693                  $11,929            $13,428
 6/30/2006                  $12,745                  $11,945            $13,429
 7/31/2006                  $12,724                  $12,019            $13,516
 8/31/2006                  $13,019                  $12,305            $13,874
 9/30/2006                  $13,218                  $12,622            $14,043
10/31/2006                  $13,618                  $13,033            $14,562
11/30/2006                  $13,923                  $13,281            $14,926
12/31/2006                  $14,085                  $13,467            $15,233
 1/31/2007                  $14,390                  $13,671            $15,416
 2/28/2007                  $14,183                  $13,404            $15,342
 3/31/2007                  $14,367                  $13,554            $15,629
 4/30/2007                  $14,932                  $14,154            $16,328
 5/31/2007                  $15,363                  $14,648            $16,802
 6/30/2007                  $15,286                  $14,405            $16,678
 7/31/2007                  $14,843                  $13,958            $16,312
 8/31/2007                  $14,921                  $14,167            $16,307
 9/30/2007                  $15,496                  $14,697            $17,088
10/31/2007                  $15,884                  $14,931            $17,616
11/30/2007                  $15,297                  $14,307            $16,904
12/31/2007                  $15,107                  $14,207            $16,690
 1/31/2008                  $13,930                  $13,355            $15,419
 2/29/2008                  $13,564                  $12,921            $15,337
 3/31/2008                  $13,436                  $12,866            $15,197
 4/30/2008                  $14,138                  $13,492            $16,008
 5/31/2008                  $14,442                  $13,667            $16,272
 6/30/2008                  $13,190                  $12,515            $14,980
 7/31/2008                  $13,155                  $12,410            $14,618
 8/31/2008                  $13,190                  $12,589            $14,419
 9/30/2008                  $11,821                  $11,467            $12,711
10/31/2008                  $ 9,726                  $9,541             $10,304
11/30/2008                  $ 8,965                  $8,857             $ 9,644
12/31/2008                  $ 9,200                  $8,951             $ 9,958
   Total Returns              -8.00%                 -10.49%              -0.42%


                               28 | Annual Report

ENDNOTES

BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS THAT MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND IS SUBJECT TO THESE SAME RISKS. STOCKS HISTORICALLY HAVE OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. FOREIGN INVESTING HAS ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY AND POLITICAL OR SOCIAL INSTABILITY. THE PORTFOLIO MAY INCLUDE INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN AMONG THE MOST VOLATILE IN THE MARKET. SMALLER OR RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                               Annual Report | 29

Your Fund's Expenses

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               30 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                   BEGINNING         ENDING       EXPENSES PAID       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD       DURING PERIOD
                                     7/1/08        12/31/08*     7/1/08-12/31/08*   7/1/08-12/31/08**
                                 -------------   -------------   ----------------   -----------------
CLASS A
Actual                               $1,000        $  696.40           $2.05              $5.20
Hypothetical
   (5% return before expenses)       $1,000        $1,022.72           $2.44              $6.19
CLASS C
Actual                               $1,000        $  693.60           $4.94              $8.09
Hypothetical
   (5% return before expenses)       $1,000        $1,019.30           $5.89              $9.63
CLASS R
Actual                               $1,000        $  695.30           $2.90              $6.05
Hypothetical
   (5% return before expenses)       $1,000        $1,021.72           $3.46              $7.20
ADVISOR CLASS
Actual                               $1,000        $  697.50           $0.77              $3.93
Hypothetical
   (5% return before expenses)       $1,000        $1,024.23           $0.92              $4.67

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.48%; C: 1.16%; R: 0.68%; and Advisor:
     0.18%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.22%; B: 1.90%; R: 1.42%; and Advisor:
     0.92%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 31

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                                                            PERIOD
                                                                  YEAR ENDED DECEMBER 31,                    ENDED
                                                   -----------------------------------------------------   JULY 31,
CLASS A                                              2008        2007       2006       2005      2004(a)    2004(b)
-------                                            --------    --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  14.22    $  14.09   $  12.71   $  12.20   $  11.02   $  10.00
                                                   --------    --------   --------   --------   --------   --------
Income from investment operations(c):
   Net investment income(d, e) .................       0.12        0.15       0.11       0.09       0.09       0.01
   Net realized and unrealized gains (losses) ..      (5.46)       0.57       1.81       0.71       1.21       1.07
                                                   --------    --------   --------   --------   --------   --------
Total from investment operations ...............      (5.34)       0.72       1.92       0.80       1.30       1.08
                                                   --------    --------   --------   --------   --------   --------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........      (0.13)      (0.17)     (0.16)     (0.10)     (0.07)        --
   Net realized gains ..........................      (0.29)      (0.42)     (0.38)     (0.19)     (0.05)        --
   Tax return of capital .......................         --          --         --         --         --      (0.06)
                                                   --------    --------   --------   --------   --------   --------
Total distributions ............................      (0.42)      (0.59)     (0.54)     (0.29)     (0.12)     (0.06)
                                                   --------    --------   --------   --------   --------   --------
Redemption fees(f, g) ..........................         --          --         --         --         --         --
                                                   --------    --------   --------   --------   --------   --------
Net asset value, end of year ...................   $   8.46    $  14.22   $  14.09   $  12.71   $  12.20   $  11.02
                                                   ========    ========   ========   ========   ========   ========
Total return(h) ................................     (38.13)%      5.20%     15.25%      6.63%     11.77%     10.85%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................       0.62%       0.64%      0.65%      0.66%      0.68%      0.74%
Expenses net of waiver and payments by
   affiliates(j) ...............................       0.48%       0.50%      0.50%      0.58%      0.68%      0.47%
Net investment income(e) .......................       1.01%       0.99%      0.82%      0.72%      1.86%      0.14%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $278,539    $497,314   $458,460   $353,016   $238,564   $157,792
Portfolio turnover rate ........................       3.20%       1.72%      1.66%      2.49%      1.02%      0.62%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                                                       PERIOD
                                                                YEAR ENDED DECEMBER 31,                 ENDED
                                                   ------------------------------------------------   JULY 31,
CLASS B                                              2008       2007      2006      2005    2004(a)    2004(b)
-------                                            -------    -------   -------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 14.12    $ 13.99   $ 12.62   $ 12.12   $ 10.95    $ 10.00
                                                   -------    -------   -------   -------   -------    -------
Income from investment operations(c):
   Net investment income (loss)(d, e) ..........      0.03       0.05      0.01      0.01      0.06      (0.06)
   Net realized and unrealized gains (losses) ..     (5.38)      0.57      1.81      0.70      1.20       1.06
                                                   -------    -------   -------   -------   -------    -------
Total from investment operations ...............     (5.35)      0.62      1.82      0.71      1.26       1.00
                                                   -------    -------   -------   -------   -------    -------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.04)     (0.07)    (0.07)    (0.02)    (0.04)        --
   Net realized gains ..........................     (0.29)     (0.42)    (0.38)    (0.19)    (0.05)        --
   Tax return of capital .......................        --         --        --        --        --      (0.05)
                                                   -------    -------   -------   -------   -------    -------
Total distributions ............................     (0.33)     (0.49)    (0.45)    (0.21)    (0.09)     (0.05)
                                                   -------    -------   -------   -------   -------    -------
Redemption fees(f, g) ..........................        --         --        --        --        --         --
                                                   -------    -------   -------   -------   -------    -------
Net asset value, end of year ...................   $  8.44    $ 14.12   $ 13.99   $ 12.62   $ 12.12    $ 10.95
                                                   =======    =======   =======   =======   =======    =======
Total return(h) ................................    (38.53)%     4.49%    14.55%     5.89%    11.50%     10.02%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................      1.32%      1.31%     1.30%     1.31%     1.33%      1.39%
Expenses net of waiver and payments by
   affiliates(j) ...............................      1.18%      1.16%     1.15%     1.23%     1.33%      1.12%
Net investment income (loss)(e) ................      0.31%      0.32%     0.17%     0.07%     1.21%     (0.51)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $35,616    $72,530   $76,408   $71,496   $66,562    $44,297
Portfolio turnover rate ........................      3.20%      1.72%     1.66%     2.49%     1.02%      0.62%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                                                          PERIOD
                                                                 YEAR ENDED DECEMBER 31,                   ENDED
                                                   ---------------------------------------------------   JULY 31,
CLASS C                                              2008       2007       2006       2005     2004(a)    2004(b)
-------                                            -------    --------   --------   --------   -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 14.08    $  13.96   $  12.61   $  12.11   $ 10.94    $ 10.00
                                                   -------    --------   --------   --------   -------    -------
Income from investment operationsc:
   Net investment income (loss)(d, e) ..........      0.03        0.05       0.02       0.01      0.06      (0.05)
   Net realized and unrealized gains (losses) ..     (5.37)       0.57       1.79       0.71      1.20       1.04
                                                   -------    --------   --------   --------   -------    -------
Total from investment operations ...............     (5.34)       0.62       1.81       0.72      1.26       0.99
                                                   -------    --------   --------   --------   -------    -------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.05)      (0.08)     (0.08)     (0.03)    (0.04)        --
   Net realized gains ..........................     (0.29)      (0.42)     (0.38)     (0.19)    (0.05)        --
   Tax return of capital .......................        --          --         --         --        --      (0.05)
                                                   -------    --------   --------   --------   -------    -------
Total distributions ............................     (0.34)      (0.50)     (0.46)     (0.22)    (0.09)     (0.05)
                                                   -------    --------   --------   --------   -------    -------
Redemption fees(f, g) ..........................        --          --         --         --        --         --
                                                   -------    --------   --------   --------   -------    -------
Net asset value, end of year ...................   $  8.40    $  14.08   $  13.96   $  12.61   $ 12.11    $ 10.94
                                                   =======    ========   ========   ========   =======    =======
Total return(h) ................................    (38.58)%      4.50%     14.48%      6.02%    11.49%      9.93%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................      1.31%       1.30%      1.29%      1.29%     1.33%      1.39%
Expenses net of waiver and payments by
   affiliates(j) ...............................      1.17%       1.16%      1.14%      1.21%     1.33%      1.12%
Net investment income (loss)(e) ................      0.32%       0.33%      0.18%      0.09%     1.21%     (0.51)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $99,663    $181,951   $166,688   $132,459   $96,487    $73,272
Portfolio turnover rate ........................      3.20%       1.72%      1.66%      2.49%     1.02%      0.62%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND


                                                                                                   PERIOD
                                                              YEAR ENDED DECEMBER 31,               ENDED
                                                   ---------------------------------------------  JULY 31,
CLASS R                                              2008      2007     2006     2005    2004(a)   2004(b)
-------                                            -------    ------   ------   ------   -------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 14.20    $14.07   $12.69   $12.18   $11.00    $10.00
                                                   -------    ------   ------   ------   ------    ------
Income from investment operations(c):
   Net investment income (loss)(d, e) ..........      0.08      0.12     0.09     0.05     0.08     (0.02)
   Net realized and unrealized gains (losses)...     (5.43)     0.57     1.81     0.73     1.21      1.08
                                                   -------    ------   ------   ------   ------    ------
Total from investment operations ...............     (5.35)     0.69     1.90     0.78     1.29      1.06
                                                   -------    ------   ------   ------   ------    ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.10)    (0.14)   (0.14)   (0.08)   (0.06)       --
   Net realized gains ..........................     (0.29)    (0.42)   (0.38)   (0.19)   (0.05)       --
   Tax return of capital .......................        --        --       --       --       --     (0.06)
                                                   -------    ------   ------   ------   ------    ------
Total distributions ............................     (0.39)    (0.56)   (0.52)   (0.27)   (0.11)    (0.06)
                                                   -------    ------   ------   ------   ------    ------
Redemption fees(f, g) ..........................        --        --       --       --       --        --
                                                   -------    ------   ------   ------   ------    ------
Net asset value, end of year ...................   $  8.46    $14.20   $14.07   $12.69   $12.18    $11.00
                                                   -------    ------   ------   ------   ------    ------
Total return(h) ................................    (38.28)%    5.02%   15.10%    6.43%   11.73%    10.65%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................      0.82%     0.81%    0.80%    0.81%    0.83%     0.89%
Expenses net of waiver and payments by
   affiliates(j) ...............................      0.68%     0.66%    0.65%    0.73%    0.83%     0.62%
Net investment income (loss)(e) ................      0.81%     0.82%    0.67%    0.57%    1.71%    (0.01)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 1,182    $2,602   $2,534   $2,190   $1,944    $1,408
Portfolio turnover rate ........................      3.20%     1.72%    1.66%    2.49%    1.02%     0.62%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND

                                                                                                   PERIOD
                                                              YEAR ENDED DECEMBER 31,               ENDED
                                                   ---------------------------------------------  JULY 31,
ADVISOR CLASS                                        2008      2007     2006     2005    2004(a)   2004(b)
-------------                                      -------    ------   ------   ------   -------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 14.25    $14.12   $12.73   $12.21   $11.02    $10.00
                                                   -------    ------   ------   ------   ------    ------
Income from investment operations(c):
   Net investment income(d, e) .................      0.15      0.19     0.15     0.13     0.11      0.04
   Net realized and unrealized gains (losses)...     (5.47)     0.58     1.83     0.72     1.21      1.05
                                                   -------    ------   ------   ------   ------    ------
Total from investment operations ...............     (5.32)     0.77     1.98     0.85     1.32      1.09
                                                   -------    ------   ------   ------   ------    ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.17)    (0.22)   (0.21)   (0.14)   (0.08)       --
   Net realized gains ..........................     (0.29)    (0.42)   (0.38)   (0.19)   (0.05)       --
   Tax return of capital .......................        --        --       --       --       --     (0.07)
                                                   -------    ------   ------   ------   ------    ------
Total distributions ............................     (0.46)    (0.64)   (0.59)   (0.33)   (0.13)    (0.07)
                                                   -------    ------   ------   ------   ------    ------
Redemption fees(f, g) ..........................        --        --       --       --       --        --
                                                   -------    ------   ------   ------   ------    ------
Net asset value, end of year ...................   $  8.47    $14.25   $14.12   $12.73   $12.21    $11.02
                                                   -------    ------   ------   ------   ------    ------
Total return(h) ................................    (37.92)%    5.53%   15.65%    6.93%   12.09%    10.92%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................      0.32%     0.31%    0.30%    0.31%    0.33%     0.39%
Expenses net of waiver and payments by
   affiliates(j) ...............................      0.18%     0.16%    0.15%    0.23%    0.33%     0.12%
Net investment income(e) .......................      1.31%     1.32%    1.17%    1.07%    2.21%     0.49%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 1,654    $3,243   $3,073   $2,792   $2,097    $1,181
Portfolio turnover rate ........................      3.20%     1.72%    1.66%    2.49%    1.02%     0.62%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h)  Total return is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.72% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND                                    SHARES         VALUE
--------------------------------------------                                  ----------   ------------
    INVESTMENTS IN UNDERLYING FUNDS 99.9%(a)
    DOMESTIC EQUITY 74.8%
    Franklin Capital Growth Fund, Advisor Class ...........................   13,075,595   $102,643,421
    Franklin Growth Fund, Advisor Class ...................................    3,626,303    106,105,625
    Mutual Shares Fund, Class Z ...........................................    6,714,641    102,868,293
                                                                                           ------------
                                                                                            311,617,339
                                                                                           ------------
    FOREIGN EQUITY 25.1%
    Templeton Growth Fund Inc., Advisor Class .............................    8,021,301    104,597,767
                                                                                           ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT TERM INVESTMENTS
       (COST $567,833,669) ................................................                 416,215,106
                                                                                           ------------
    SHORT TERM INVESTMENTS (COST $1,052,611) 0.2%(a)
    MONEY MARKET FUNDS 0.2%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%...    1,052,611      1,052,611
                                                                                           ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $568,886,280) 100.1% ......                 417,267,717
    OTHER ASSETS, LESS LIABILITIES (0.1)% .................................                    (613,592)
                                                                                           ------------
    NET ASSETS 100.0% .....................................................                $416,654,125
                                                                                           ============

(a)  See Note 6 regarding investments in Underlying Funds.

(b)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

Franklin Templeton Fund Allocator Series
FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                        YEAR ENDED DECEMBER 31,                        PERIOD ENDED
                                                   -----------------------------------------------------------------     JULY 31,
CLASS A                                               2008          2007           2006         2005        2004(a)       2004(b)
-------                                            ----------    -----------    ----------   ----------   ----------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    13.50    $     13.98    $    12.50   $    12.28   $    11.21      $  10.00
                                                   ----------    -----------    ----------   ----------   ----------      --------
Income from investment operations(c):
   Net investment income(d, e) .................         0.37           0.43          0.40         0.37         0.22          0.23
   Net realized and unrealized gains
      (losses) .................................        (5.38)            --(f)       1.99         0.40         1.14          1.07
                                                   ----------    -----------    ----------   ----------   ----------      --------
Total from investment operations ...............        (5.01)          0.43          2.39         0.77         1.36          1.30
                                                   ----------    -----------    ----------   ----------   ----------      --------
Less distributions from:
   Net investment income and short term
      gains received from Underlying Funds .....        (0.38)         (0.44)        (0.44)       (0.30)       (0.23)        (0.09)
   Net realized gains ..........................        (0.28)         (0.47)        (0.47)       (0.25)       (0.06)           --
                                                   ----------    -----------    ----------   ----------   ----------      --------
Total distributions ............................        (0.66)         (0.91)        (0.91)       (0.55)       (0.29)        (0.09)
                                                   ----------    -----------    ----------   ----------   ----------      --------
Redemption fees(f, g) ..........................           --             --            --           --           --            --
                                                   ----------    -----------    ----------   ----------   ----------      --------
Net asset value, end of year ...................   $     7.83    $     13.50    $    13.98   $    12.50   $    12.28      $  11.21
                                                   ==========    ===========    ==========   ==========   ==========      ========
Total return(h) ................................       (37.66)%         3.12%        19.34%        6.31%       12.16%        13.00%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments
   by affiliates(j) ............................         0.54%          0.55%         0.57%        0.58%        0.60%         0.61%
Expenses net of waiver and payments
   by affiliates(j) ............................         0.48%          0.50%         0.50%        0.54%        0.60%         0.49%
Net investment income(e) .......................         3.27%          2.99%         3.00%        2.98%        4.48%         2.16%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $5,015,566    $10,161,473    $7,288,143   $4,051,695   $1,640,876      $882,175
Portfolio turnover rate ........................         4.16%          0.73%         0.96%        0.74%        0.37%         0.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                    YEAR ENDED DECEMBER 31,                PERIOD ENDED
                                                   -----------------------------------------------------      JULY 31,
CLASS B                                              2008        2007       2006       2005      2004(a)      2004(b)
-------                                            --------    --------   --------   --------   --------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  13.45    $  13.93   $  12.46   $  12.23   $  11.16     $  10.00
                                                   --------    --------   --------   --------   --------     --------
Income from investment operations(c):
   Net investment income(d, e) .................       0.28        0.35       0.28       0.26       0.19         0.16
   Net realized and unrealized gains (losses) ..      (5.32)      (0.02)      2.00       0.43       1.13         1.08
                                                   --------    --------   --------   --------   --------     --------
Total from investment operations ...............      (5.04)       0.33       2.28       0.69       1.32         1.24
                                                   --------    --------   --------   --------   --------     --------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........      (0.29)      (0.34)     (0.34)     (0.21)     (0.19)       (0.08)
   Net realized gains ..........................      (0.28)      (0.47)     (0.47)     (0.25)     (0.06)          --
                                                   --------    --------   --------   --------   --------     --------
Total distributions ............................      (0.57)      (0.81)     (0.81)     (0.46)     (0.25)       (0.08)
                                                   --------    --------   --------   --------   --------     --------
Redemption fees(f, g) ..........................         --          --         --         --         --           --
                                                   --------    --------   --------   --------   --------     --------
Net asset value, end of year ...................   $   7.84    $  13.45   $  13.93   $  12.46   $  12.23     $  11.16
                                                   ========    ========   ========   ========   ========     ========
Total return(h) ................................     (38.05)%      2.36%     18.53%      5.58%     11.90%       12.39%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................       1.24%       1.22%      1.22%      1.23%      1.25%        1.26%
Expenses net of waiver and payments by
   affiliates(j) ...............................       1.18%       1.17%      1.15%      1.19%      1.25%        1.14%
Net investment income(e) .......................       2.57%       2.32%      2.35%      2.33%      3.83%        1.51%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $344,396    $722,716   $766,452   $688,590   $612,553     $357,282
Portfolio turnover rate ........................       4.16%       0.73%      0.96%      0.74%      0.37%        0.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                    YEAR ENDED DECEMBER 31,                        PERIOD ENDED
                                                   -------------------------------------------------------------      JULY 31,
CLASS C                                               2008          2007         2006        2005        2004(a)      2004(b)
-------                                            ----------    ----------   ----------   ----------   --------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    13.29    $    13.78   $    12.36   $    12.23   $  11.16     $  10.00
                                                   ----------    ----------   ----------   ----------   --------     --------
Income from investment operations(c):
   Net investment income(d, e) .................         0.28          0.29         0.31         0.29       0.19         0.17
   Net realized and unrealized gains
      (losses) .................................        (5.26)         0.05         1.95         0.39       1.13         1.07
                                                   ----------    ----------   ----------   ----------   --------     --------
Total from investment operations ...............        (4.98)         0.34         2.26         0.68       1.32         1.24
                                                   ----------    ----------   ----------   ----------   --------     --------
Less distributions from:
   Net investment income and short term
      gains received from Underlying
      Funds ....................................        (0.29)        (0.36)       (0.37)       (0.30)     (0.19)       (0.08)
   Net realized gains ..........................        (0.28)        (0.47)       (0.47)       (0.25)     (0.06)          --
                                                   ----------    ----------   ----------   ----------   --------     --------
Total distributions ............................        (0.57)        (0.83)       (0.84)       (0.55)     (0.25)       (0.08)
                                                   ----------    ----------   ----------   ----------   --------     --------
Redemption fees(f, g) ..........................           --            --           --           --         --           --
                                                   ----------    ----------   ----------   ----------   --------     --------
Net asset value, end of year ...................   $     7.74    $    13.29   $    13.78   $    12.36   $  12.23     $  11.16
                                                   ==========    ==========   ==========   ==========   ========     ========
Total return(h) ................................       (38.04)%        2.47%       18.50%        5.63%     11.79%       12.40%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments
   by affiliates(j) ............................         1.21%         1.22%        1.22%        1.20%      1.25%        1.26%
Expenses net of waiver and payments
   by affiliates(j) ............................         1.15%         1.17%        1.15%        1.16%      1.25%        1.14%
Net investment income(e) .......................         2.60%         2.32%        2.35%        2.36%      3.83%        1.51%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $2,491,516    $5,295,157   $3,692,307   $2,075,041   $927,786     $535,778
Portfolio turnover rate ........................         4.16%         0.73%        0.96%        0.74%      0.37%        0.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND


                                                                                                      PERIOD
                                                               YEAR ENDED DECEMBER 31,                 ENDED
                                                   -----------------------------------------------   JULY 31,
CLASS R                                             2008       2007      2006      2005     2004(a)   2004(b)
-------                                            -------   -------   -------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 13.50   $ 13.98   $ 12.50   $ 12.28   $ 11.22    $10.00
                                                   -------   -------   -------   -------   -------    ------
Income from investment operations(c):
   Net investment income (d, e) ................      0.35      0.42      0.37      0.33      0.22      0.20
   Net realized and unrealized gains (losses) ..     (5.38)    (0.01)     1.99      0.42      1.13      1.11
                                                   -------   -------   -------   -------   -------    ------
Total from investment operations ...............     (5.03)     0.41      2.36      0.75      1.35      1.31
                                                   -------   -------   -------   -------   -------    ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ..........      (0.35)    (0.42)    (0.41)    (0.28)    (0.23)    (0.09)
   Net realized gains .........................      (0.28)    (0.47)    (0.47)    (0.25)    (0.06)       --
                                                   -------   -------   -------   -------   -------    ------
Total distributions ...........................      (0.63)    (0.89)    (0.88)    (0.53)    (0.29)    (0.09)
                                                   -------   -------   -------   -------   -------    ------
Redemption fees(f, g) .........................         --        --        --        --        --        --
                                                   -------   -------   -------   -------   -------    ------
Net asset value, end of year ...................   $  7.84   $ 13.50   $ 13.98   $ 12.50   $ 12.28    $11.22
                                                   =======   =======   =======   =======   =======    ======
Total return(h) ................................    (37.77)%    2.92%    19.15%     6.12%    12.02%    13.09%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................      0.74%     0.72%     0.72%     0.73%     0.75%     0.76%
Expenses net of waiver and payments by
   affiliates(j) ...............................      0.68%     0.67%     0.65%     0.69%     0.75%     0.64%
Net investment income(e) .......................      3.07%     2.82%     2.85%     2.83%     4.33%     2.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $14,300   $29,028   $24,435   $17,247   $12,101    $5,225
Portfolio turnover rate ........................      4.16%     0.73%     0.96%     0.74%     0.37%     0.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 41

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND

                                                                                                     PERIOD
                                                              YEAR ENDED DECEMBER 31,                 ENDED
                                                   ----------------------------------------------   JULY 31,
ADVISOR CLASS                                       2008      2007      2006      2005     2004(a)   2004(b)
-------------                                      -------   -------   -------   -------   ------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 13.58   $ 14.05   $ 12.55   $ 12.32   $11.25    $10.00
                                                   -------   -------   -------   -------   ------    ------
Income from investment operations(c):
   Net investment income(d, e) .................      0.47      0.48      0.47      0.39     0.24      0.25
   Net realized and unrealized gains (losses) ..     (5.49)     0.01      1.98      0.42     1.14      1.09
                                                   -------   -------   -------   -------   ------    ------
Total from investment operations ...............     (5.02)     0.49      2.45      0.81     1.38      1.34
                                                   -------   -------   -------   -------   ------    ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.41)    (0.49)    (0.48)    (0.33)   (0.25)    (0.09)
   Net realized gains ..........................     (0.28)    (0.47)    (0.47)    (0.25)   (0.06)       --
                                                   -------   -------   -------   -------   ------    ------
Total distributions ............................     (0.69)    (0.96)    (0.95)    (0.58)   (0.31)    (0.09)
                                                   -------   -------   -------   -------   ------    ------
Redemption fees(f, g) ..........................        --        --        --        --       --        --
                                                   -------   -------   -------   -------   ------    ------
Net asset value, end of year ...................   $  7.87   $ 13.58   $ 14.05   $ 12.55   $12.32    $11.25
                                                   =======   =======   =======   =======   ======    ======
Total return(h) ................................    (37.44)%    3.48%    19.73%     6.63%   12.32%    13.46%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates(j) ...............................      0.24%     0.22%     0.22%     0.23%    0.25%     0.26%
Expenses net of waiver and payments by
   affiliates(j) ...............................      0.18%     0.17%     0.15%     0.19%    0.25%     0.14%
Net investment income(e) .......................      3.57%     3.32%     3.35%     3.33%    4.83%     2.51%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $35,445   $46,866   $25,124   $12,535   $7,792    $4,991
Portfolio turnover rate ........................      4.16%     0.73%     0.96%     0.74%    0.37%     0.71%

(a)  For the period August 1, 2004 to December 31, 2004.

(b)  For the period August 15, 2003 (commencement of operations) to July 31,
     2004.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(f)  Amount rounds to less than $0.01 per share.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h)  Total return is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               42 | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND           SHARES          VALUE
-------------------------------------------------       -------------   --------------
    INVESTMENTS IN UNDERLYING FUNDS 100.3%(a)
    DOMESTIC EQUITY 33.1%
    Mutual Shares Fund, Class Z .....................     170,820,929   $2,616,976,639
                                                                        --------------
    DOMESTIC HYBRID 34.0%
    Franklin Income Fund Inc., Advisor Class ........   1,619,379,910    2,688,170,651
                                                                        --------------
    FOREIGN EQUITY 33.2%
    Templeton Growth Fund Inc., Advisor Class .......     200,996,173    2,620,990,092
                                                                        --------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE
       SHORT TERM INVESTMENTS
       (COST $12,588,609,277) .......................                    7,926,137,382
                                                                        --------------
    SHORT TERM INVESTMENTS (COST $9,718,488) 0.1%(a)
    MONEY MARKET FUNDS 0.1%
(b) Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 0.55%.......................       9,718,488        9,718,488
                                                                        --------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS
        (COST $12,598,327,765) 100.4% ...............                    7,935,855,870
    OTHER ASSETS, LESS LIABILITIES (0.4)% ...........                      (34,632,621)
                                                                        --------------
    NET ASSETS 100.0% ...............................                   $7,901,223,249
                                                                        ==============

(a)  See Note 6 regarding investments in Underlying Funds.

(b)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 43

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
CLASS A                                              2008       2007       2006       2005     2004(a)
-------                                            --------   --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  13.17   $  12.90   $  11.79   $  11.19   $ 10.00
                                                   --------   --------   --------   --------   -------
Income from investment operations(b):
   Net investment income(c, d) .................       0.10       0.15       0.17       0.16      0.17
   Net realized and unrealized gains (losses) ..      (5.20)      0.71       1.55       0.73      1.12
                                                   --------   --------   --------   --------   -------
Total from investment operations ...............      (5.10)      0.86       1.72       0.89      1.29
                                                   --------   --------   --------   --------   -------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........      (0.12)     (0.16)     (0.19)     (0.13)    (0.07)
   Net realized gains ..........................      (0.26)     (0.43)     (0.42)     (0.16)    (0.03)
                                                   --------   --------   --------   --------   -------
Total distributions ............................      (0.38)     (0.59)     (0.61)     (0.29)    (0.10)
                                                   --------   --------   --------   --------   -------
Redemption fees(e, f) ..........................         --         --         --         --        --
                                                   --------   --------   --------   --------   -------
Net asset value, end of year ...................   $   7.69   $  13.17   $  12.90   $  11.79   $ 11.19
                                                   ========   ========   ========   ========   =======
Total return(g) ................................     (39.29)%     6.79%     14.69%      7.93%    12.93%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................       0.68%      0.68%      0.72%      0.90%     2.31%
Expenses net of waiver and payments by
   affiliates(i) ...............................       0.48%      0.50%      0.50%      0.46%     0.39%
Net investment income(d) .......................       0.95%      1.09%      1.18%      1.41%     3.78%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $132,432   $228,876   $190,189   $103,348   $16,155
Portfolio turnover rate ........................       9.37%      2.53%      0.98%      0.68%     0.51%

(a) For the period August 2, 2004 (commencement of operations) to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               44 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

                                                                YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------
CLASS C                                              2008      2007      2006      2005    2004(a)
-------                                            -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 13.08   $ 12.82   $ 11.74   $ 11.18   $10.00
                                                   -------   -------   -------   -------   ------
Income from investment operations(b):
   Net investment income(c, d) .................      0.02      0.06      0.08      0.09     0.15
   Net realized and unrealized gains (losses) ..     (5.14)     0.71      1.54      0.72     1.12
                                                   -------   -------   -------   -------   ------
Total from investment operations ...............     (5.12)     0.77      1.62      0.81     1.27
                                                   -------   -------   -------   -------   ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.04)    (0.08)    (0.12)    (0.09)   (0.06)
   Net realized gains ..........................     (0.26)    (0.43)    (0.42)    (0.16)   (0.03)
                                                   -------   -------   -------   -------   ------
Total distributions ............................     (0.30)    (0.51)    (0.54)    (0.25)   (0.09)
                                                   -------   -------   -------   -------   ------
Redemption fees(e, f) ..........................        --        --        --        --       --
                                                   -------   -------   -------   -------   ------
Net asset value, end of year ...................   $  7.66   $ 13.08   $ 12.82   $ 11.74   $11.18
                                                   =======   =======   =======   =======   ======
Total return(g) ................................    (39.75)%    6.11%    13.92%     7.22%   12.66%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................      1.37%     1.34%     1.36%     1.55%    2.96%
Expenses net of waiver and payments by
   affiliates(i) ...............................      1.17%     1.16%     1.14%     1.11%    1.04%
Net investment income(d) .......................      0.26%     0.43%     0.54%     0.76%    3.13%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $46,232   $84,173   $68,482   $36,568   $4,558
Portfolio turnover rate ........................      9.37%     2.53%     0.98%     0.68%    0.51%

(a) For the period August 2, 2004 (commencement of operations) to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 45

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

                                                              YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------
CLASS R                                              2008     2007     2006     2005    2004(a)
-------                                            -------   ------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 13.17   $12.90   $11.79   $11.18   $10.00
                                                   -------   ------   ------   ------   ------
Income from investment operations(b):
   Net investment income(c, d) .................      0.06     0.11     0.14     0.11     0.15
   Net realized and unrealized gains (losses) ..     (5.18)    0.73     1.55     0.77     1.13
                                                   -------   ------   ------   ------   ------
Total from investment operations ...............     (5.12)    0.84     1.69     0.88     1.28
                                                   -------   ------   ------   ------   ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.09)   (0.14)   (0.16)   (0.11)   (0.07)
   Net realized gains ..........................     (0.26)   (0.43)   (0.42)   (0.16)   (0.03)
                                                   -------   ------   ------   ------   ------
Total distributions ............................     (0.35)   (0.57)   (0.58)   (0.27)   (0.10)
                                                   -------   ------   ------   ------   ------
Redemption fees(e, f) ..........................        --       --       --       --       --
                                                   -------   ------   ------   ------   ------
Net asset value, end of year ...................   $  7.70   $13.17   $12.90   $11.79   $11.18
                                                   =======   ======   ======   ======   ======
Total return(g) ................................    (39.44)%   6.58%   14.49%    7.86%   12.81%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................      0.88%    0.85%    0.87%    1.05%    2.46%
Expenses net of waiver and payments by
   affiliates(i) ...............................      0.68%    0.67%    0.65%    0.61%    0.54%
Net investment income(d) .......................      0.75%    0.92%    1.03%    1.26%    3.63%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $   693   $1,433   $1,539   $1,287   $  260
Portfolio turnover rate ........................      9.37%    2.53%    0.98%    0.68%    0.51%

(a) For the period August 2, 2004 (commencement of operations) to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               46 | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND

                                                             YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------
ADVISOR CLASS                                        2008      2007     2006     2005    2004(a)
-------------                                      -------    ------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 13.22    $12.93   $11.81   $11.19    $10.00
                                                   -------    ------   ------   ------    ------
Income from investment operations(b):
   Net investment income(c, d) .................      0.19      0.24     0.22     0.11      0.14
   Net realized and unrealized gains (losses) ..     (5.29)     0.68     1.54     0.82      1.16
                                                   -------    ------   ------   ------    ------
Total from investment operations ...............     (5.10)     0.92     1.76     0.93      1.30
                                                   -------    ------   ------   ------    ------
Less distributions from:
   Net investment income and short term gains
      received from Underlying Funds ...........     (0.15)    (0.20)   (0.22)   (0.15)    (0.08)
   Net realized gains ..........................     (0.26)    (0.43)   (0.42)   (0.16)    (0.03)
                                                   -------    ------   ------   ------    ------
Total distributions ............................     (0.41)    (0.63)   (0.64)   (0.31)    (0.11)
                                                   -------    ------   ------   ------    ------
Redemption fees(e, f) ..........................        --        --       --       --        --
                                                   -------    ------   ------   ------    ------
Net asset value, end of year ...................   $  7.71    $13.22   $12.93   $11.81    $11.19
                                                   -------    ------   ------   ------    ------
Total return(g) ................................    (39.10)%    7.26%   15.07%    8.31%    13.01%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by
   affiliates(i) ...............................      0.38%     0.35%    0.37%    0.55%     1.96%
Expenses net of waiver and payments by
   affiliates(i) ...............................      0.18%     0.17%    0.15%    0.11%     0.04%
Net investment income(d) .......................      1.25%     1.42%    1.53%    1.76%     4.13%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 2,480    $2,804   $1,931   $1,104    $  196
Portfolio turnover rate ........................      9.37%     2.53%    0.98%    0.68%     0.51%

(a) For the period August 2, 2004 (commencement of operations) to December 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.74% for the year ended December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND                                 SHARES         VALUE
-----------------------------------------------                               ----------   ------------
    INVESTMENTS IN UNDERLYING FUNDS 99.1%(a)
    DOMESTIC EQUITY 66.1%
(b) Franklin Flex Cap Growth Fund, Advisor Class ..........................    1,936,224   $ 60,429,566
    Mutual Shares Fund, Class Z ...........................................    3,903,241     59,797,646
                                                                                           ------------
                                                                                            120,227,212
                                                                                           ------------
    FOREIGN EQUITY 33.0%
    Templeton Growth Fund Inc., Advisor Class .............................    4,593,156     59,894,749
                                                                                           ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT TERM INVESTMENTS
       (COST $273,761,479) ................................................                 180,121,961
                                                                                           ------------
    SHORT TERM INVESTMENTS (COST $2,222,386) 1.2%(a)
    MONEY MARKET FUNDS 1.2%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55% ..    2,222,386      2,222,386
                                                                                           ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $275,983,865) 100.3% ......                 182,344,347
    OTHER ASSETS, LESS LIABILITIES (0.3)% .................................                    (508,237)
                                                                                           ------------
    NET ASSETS 100.0% .....................................................                $181,836,110
                                                                                           ------------

(a)  See Note 6 regarding investments in Underlying Funds.

(b)  Non-income producing for the twelve months ended December 31, 2008.

(c)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               48 | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

                                                         FRANKLIN          FRANKLIN         FRANKLIN
                                                        TEMPLETON         TEMPLETON         TEMPLETON
                                                        COREFOLIO       FOUNDING FUNDS     PERSPECTIVES
                                                     ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                                     ---------------   ---------------   ---------------
Assets:
   Investments in Underlying Funds: (Note 6)
      Cost .......................................    $ 568,886,280    $12,598,327,765    $275,983,865
                                                      -------------    ---------------    ------------
      Value ......................................    $ 417,267,717    $ 7,935,855,870    $182,344,347
   Receivables from capital shares sold ..........          758,390         16,407,923         228,940
                                                      -------------    ---------------    ------------
         Total assets ............................      418,026,107      7,952,263,793     182,573,287
                                                      -------------    ---------------    ------------
Liabilities:
   Payables:
      Capital shares redeemed ....................          865,189         41,818,524         522,131
      Affiliates .................................          366,604          6,971,851         136,241
      Unaffiliated transfer agent fees ...........           83,436          1,629,561          40,830
   Accrued expenses and other liabilities ........           56,753            620,608          37,975
                                                      -------------    ---------------    ------------
         Total liabilities .......................        1,371,982         51,040,544         737,177
                                                      -------------    ---------------    ------------
            Net assets, at value .................    $ 416,654,125    $ 7,901,223,249    $181,836,110
                                                      -------------    ---------------    ------------
Net assets consist of:
   Paid-in capital ...............................    $ 579,354,570    $13,577,670,730    $284,698,562
   Undistributed net investment income ...........        1,573,462         82,441,125         533,605
   Net unrealized appreciation (depreciation) ....     (151,618,563)    (4,662,471,895)    (93,639,518)
   Accumulated net realized gain (loss) ..........      (12,655,344)    (1,096,416,711)     (9,756,539)
                                                      -------------    ---------------    ------------
            Net assets, at value .................    $ 416,654,125    $ 7,901,223,249    $181,836,110
                                                      -------------    ---------------    ------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 49

Franklin Templeton Fund Allocator Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

                                                                    FRANKLIN          FRANKLIN          FRANKLIN
                                                                   TEMPLETON         TEMPLETON         TEMPLETON
                                                                   COREFOLIO       FOUNDING FUNDS     PERSPECTIVES
                                                                ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                                                ---------------   ---------------   ---------------
CLASS A:
   Net assets, at value .....................................     $278,539,462     $5,015,566,072     $132,431,545
                                                                  ------------     --------------     ------------
   Shares outstanding .......................................       32,913,059        640,571,301       17,223,960
                                                                  ------------     --------------     ------------
   Net asset value per share(a) .............................     $       8.46     $         7.83     $       7.69
                                                                  ------------     --------------     ------------
   Maximum offering price per share (net asset value per
      share / 94.25%) .......................................     $       8.98     $         8.31     $       8.16
                                                                  ------------     --------------     ------------
CLASS B:
   Net assets, at value .....................................     $ 35,615,660     $  344,395,658               --
                                                                  ------------     --------------     ------------
   Shares outstanding .......................................        4,221,860         43,933,022               --
                                                                  ------------     --------------     ------------
   Net asset value and maximum offering price per share(a) ..     $       8.44     $         7.84               --
                                                                  ------------     --------------     ------------
CLASS C:
   Net assets, at value .....................................     $ 99,663,067     $2,491,516,391     $ 46,231,669
                                                                  ------------     --------------     ------------
   Shares outstanding .......................................       11,858,075        322,091,405        6,033,290
                                                                  ------------     --------------     ------------
   Net asset value and maximum offering price per share(a) ..     $       8.40     $         7.74     $       7.66
                                                                  ------------     --------------     ------------
CLASS R:
   Net assets, at value .....................................     $  1,182,255     $   14,300,068     $    693,250
                                                                  ------------     --------------     ------------
   Shares outstanding .......................................          139,671          1,824,017           90,014
                                                                  ------------     --------------     ------------
   Net asset value and maximum offering price per share .....     $       8.46     $         7.84     $       7.70
                                                                  ------------     --------------     ------------
ADVISOR CLASS:
   Net assets, at value .....................................     $  1,653,681     $   35,445,060     $  2,479,646
                                                                  ------------     --------------     ------------
   Shares outstanding .......................................          195,274          4,505,055          321,680
                                                                  ------------     --------------     ------------
   Net asset value and maximum offering price per share .....     $       8.47     $         7.87     $       7.71
                                                                  ------------     --------------     ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               50 | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF OPERATIONS
for the year ended December 31, 2008

                                                                    FRANKLIN          FRANKLIN          FRANKLIN
                                                                   TEMPLETON         TEMPLETON         TEMPLETON
                                                                   COREFOLIO       FOUNDING FUNDS     PERSPECTIVES
                                                                ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                                                ---------------   ---------------   ---------------
Investment income:
   Dividends from Underlying Funds (Note 6) .................    $   8,945,184    $   468,603,503    $   3,709,412
                                                                 -------------    ---------------    -------------
Expenses:
   Administrative fees (Note 3a) ............................          600,722         12,517,020          259,202
   Distribution fees: (Note 3b)
      Class A ...............................................        1,191,253         23,616,894          563,903
      Class B ...............................................          549,595          5,440,241               --
      Class C ...............................................        1,440,595         39,176,880          672,610
      Class R ...............................................            9,531            108,605            5,692
   Transfer agent fees (Note 3d) ............................        1,081,364         14,987,756          566,241
   Reports to shareholders ..................................           89,036          1,578,128           47,124
   Registration and filing fees .............................           76,972            519,557           66,907
   Professional fees ........................................           28,281            134,484           25,322
   Trustees' fees and expenses ..............................            4,462             77,592            1,677
   Other ....................................................           24,422            347,110           11,835
                                                                 -------------    ---------------    -------------
         Total expenses .....................................        5,096,233         98,504,267        2,220,513
         Expenses waived/paid by affiliates (Note 3e) .......         (826,789)        (7,613,028)        (505,580)
                                                                 -------------    ---------------    -------------
            Net expenses ....................................        4,269,444         90,891,239        1,714,933
                                                                 -------------    ---------------    -------------
               Net investment income ........................        4,675,740        377,712,264        1,994,479
                                                                 -------------    ---------------    -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Sale of investments in Underlying Funds ...............      (12,202,490)    (1,085,395,157)      (9,756,465)
      Realized gain distributions by Underlying Funds .......        1,432,238         40,421,392          838,982
                                                                 -------------    ---------------    -------------
               Net realized gain (loss) from Underlying
                  Funds .....................................      (10,770,252)    (1,044,973,765)      (8,917,483)
                                                                 -------------    ---------------    -------------
   Net change in unrealized appreciation (depreciation) on
      investments in Underlying Funds .......................     (266,649,939)    (4,923,135,686)    (117,330,528)
                                                                 -------------    ---------------    -------------
Net realized and unrealized gain (loss) .....................     (277,420,191)    (5,968,109,451)    (126,248,011)
                                                                 -------------    ---------------    -------------
Net increase (decrease) in net assets resulting from
   operations ...............................................    $(272,744,451)   $(5,590,397,187)   $(124,253,532)
                                                                 -------------    ---------------    -------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 51

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FRANKLIN TEMPLETON                FRANKLIN TEMPLETON
                                                            COREFOLIO ALLOCATION FUND      FOUNDING FUNDS ALLOCATION FUND
                                                          ----------------------------   ---------------------------------
                                                             YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                          ----------------------------   ---------------------------------
                                                               2008           2007             2008              2007
                                                          -------------   ------------   ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................   $   4,675,740   $  5,827,534   $   377,712,264   $   411,806,734
      Net realized gain (loss) from Underlying Funds ..     (10,770,252)    26,678,658    (1,044,973,765)      664,574,182
      Net change in unrealized appreciation
         (depreciation) on investments in
         Underlying Funds .............................    (266,649,939)     2,933,990    (4,923,135,686)     (789,793,282)
                                                          -------------   ------------   ---------------   ---------------
         Net increase (decrease) in net assets
            resulting from operations .................    (272,744,451)    35,440,182    (5,590,397,187)      286,587,634
                                                          -------------   ------------   ---------------   ---------------
   Distributions to shareholders from:
      Net investment income and short term gains
         received from Underlying Funds:
         Class A ......................................      (4,306,007)    (5,840,602)     (232,663,422)     (317,349,633)
         Class B ......................................        (173,762)      (347,605)      (12,296,371)      (17,434,411)
         Class C ......................................        (555,567)      (976,333)      (91,206,625)     (136,416,205)
         Class R ......................................         (14,468)       (25,991)         (613,620)         (850,119)
         Advisor Class ................................         (33,624)       (48,599)       (1,808,459)       (1,589,342)
   Net realized gains:
         Class A ......................................      (9,912,353)   (14,073,351)     (206,963,605)     (304,268,073)
         Class B ......................................      (1,420,594)    (2,191,830)      (14,528,676)      (24,803,530)
         Class C ......................................      (3,696,588)    (5,194,889)     (108,826,242)     (160,810,003)
         Class R ......................................         (51,580)       (75,541)         (581,731)         (913,018)
         Advisor Class ................................         (65,462)       (92,288)         (920,311)       (1,390,383)
                                                          -------------   ------------   ---------------   ---------------
   Total distributions to shareholders ................     (20,230,005)   (28,867,029)     (670,409,062)     (965,824,717)
                                                          -------------   ------------   ---------------   ---------------
   Capital share transactions: (Note 2)
         Class A ......................................     (25,532,551)    34,638,044    (1,199,297,735)    3,296,660,627
         Class B ......................................     (10,233,436)    (4,799,240)     (106,380,153)      (20,839,227)
         Class C ......................................     (11,322,678)    13,884,383      (791,796,601)    1,832,949,853
         Class R ......................................        (480,559)        42,997        (3,925,755)        5,610,819
         Advisor Class ................................        (443,248)       135,731         8,144,816        23,543,435
                                                          -------------   ------------   ---------------   ---------------
   Total capital share transactions ...................     (48,012,472)    43,901,915    (2,093,255,428)    5,137,925,507
                                                          -------------   ------------   ---------------   ---------------
   Redemption fees ....................................           1,576          1,283            44,669            90,601
                                                          -------------   ------------   ---------------   ---------------
            Net increase (decrease) in net assets .....    (340,985,352)    50,476,351    (8,354,017,008)    4,458,779,025
Net assets:
   Beginning of year ..................................     757,639,477    707,163,126    16,255,240,257    11,796,461,232
                                                          -------------   ------------   ---------------   ---------------
   End of year ........................................   $ 416,654,125   $757,639,477   $ 7,901,223,249   $16,255,240,257
                                                          -------------   ------------   ---------------   ---------------
Undistributed net investment income included in
   net assets:
   End of year ........................................   $   1,573,462   $    806,821   $    82,441,125   $     9,727,549
                                                          -------------   ------------   ---------------   ---------------

   The accompanying notes are an integral part of these financial statements.


                               52 | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FRANKLIN TEMPLETON
                                                          PERSPECTIVES ALLOCATION FUND
                                                          ----------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                          ----------------------------
                                                               2008           2007
                                                          -------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................   $   1,994,479   $  2,734,964
      Net realized gain (loss) from Underlying Funds ..      (8,917,483)    12,232,463
      Net change in unrealized appreciation
         (depreciation) on investments in Underlying
         Fund .........................................    (117,330,528)     2,728,681
                                                          -------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ..............    (124,253,532)    17,696,108
                                                          -------------   ------------
   Distributions to shareholders from:
      Net investment income and short term gains
         received from Underlying Funds:
         Class A ......................................      (2,005,641)    (2,720,323)
         Class C ......................................        (220,353)      (498,075)
         Class R ......................................          (8,254)       (14,529)
         Advisor Class ................................         (47,054)       (41,571)
      Net realized gains:
         Class A ......................................      (4,521,662)    (6,969,461)
         Class C ......................................      (1,694,032)    (2,547,116)
         Class R ......................................         (29,595)       (45,646)
         Advisor Class ................................         (50,944)       (76,998)
                                                          -------------   ------------
   Total distributions to shareholders ................      (8,577,535)   (12,913,719)
                                                          -------------   ------------
   Capital share transactions: (Note 2)
         Class A ......................................        (223,905)    35,125,183
         Class C ......................................      (3,260,020)    14,529,010
         Class R ......................................        (182,809)      (143,982)
         Advisor Class ................................       1,046,832        852,484
                                                          -------------   ------------
   Total capital share transactions ...................      (2,619,902)    50,362,695
                                                          -------------   ------------
   Redemption fees ....................................             378            509
                                                          -------------   ------------
            Net increase (decrease) in net assets .....    (135,450,591)    55,145,593
Net assets:
   Beginning of year ..................................     317,286,701    262,141,108
                                                          -------------   ------------
   End of year ........................................   $ 181,836,110   $317,286,701
                                                          -------------   ------------
Undistributed net investment income included in net
   assets:
   End of year ........................................   $     533,605   $    131,201
                                                          -------------   ------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Franklin Templeton Fund Allocator Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Fund Allocator Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of ten separate funds, three of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds invest primarily in Franklin Templeton mutual funds (Underlying Funds). The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS   CLASS A, CLASS C, CLASS R & ADVISOR CLASS
--------------------------------------------------   -----------------------------------------------
Franklin Templeton Corefolio Allocation Fund         Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               54 | Annual Report

Franklin Templeton Fund Allocator Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Funds indirectly bear their proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Funds will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 55

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                           FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                               COREFOLIO                   FOUNDING FUNDS
                                            ALLOCATION FUND               ALLOCATION FUND
                                      --------------------------   ------------------------------
                                        SHARES         AMOUNT        SHARES           AMOUNT
                                      ----------   -------------   ------------   ---------------
CLASS A SHARES:
Year ended December 31, 2008
   Shares sold ....................    5,567,019   $  61,833,850    101,658,440   $ 1,166,213,136
   Shares issued in reinvestment
      of distributions ............    1,265,389      13,537,176     45,436,762       415,107,291
   Shares redeemed ................   (8,891,290)   (100,903,577)  (259,459,671)   (2,780,618,162)
                                      ----------   -------------   ------------   ---------------
   Net increase (decrease) ........   (2,058,882)  $ (25,532,551)  (112,364,469)  $(1,199,297,735)
                                      ----------   -------------   ------------   ---------------
Year ended December 31, 2007
   Shares sold ....................    6,378,170   $  93,084,616    292,721,549   $ 4,204,831,048
   Shares issued in reinvestment
      of distributions ............    1,343,124      18,899,053     43,121,092       585,972,631
   Shares redeemed ................   (5,283,476)    (77,345,625)  (104,395,290)   (1,494,143,052)
                                      ----------   -------------   ------------   ---------------
   Net increase (decrease) ........    2,437,818   $  34,638,044    231,447,351   $ 3,296,660,627
                                      ----------   -------------   ------------   ---------------
CLASS B SHARES:
Year ended December 31, 2008
   Shares sold ....................      104,352   $   1,141,683        986,795   $    10,589,681
   Shares issued in reinvestment
      of distributions ............      129,819       1,507,686      2,649,869        24,917,785
   Shares redeemed ................   (1,149,669)    (12,882,805)   (13,417,606)     (141,887,619)
                                      ----------   -------------   ------------   ---------------
   Net increase (decrease) ........     (915,498)  $ (10,233,436)    (9,780,942)  $  (106,380,153)
                                      ----------   -------------   ------------   ---------------
Year ended December 31, 2007
   Shares sold ....................      163,283   $   2,375,521      1,830,543   $    26,037,839
   Shares issued in reinvestment
      of distributions ............      173,408       2,410,075      2,891,384        39,193,366
   Shares redeemed ................     (661,660)     (9,584,836)    (6,046,820)      (86,070,432)
                                      ----------   -------------   ------------   ---------------
   Net increase (decrease) ........     (324,969)  $  (4,799,240)    (1,324,893)  $   (20,839,227)
                                      ----------   -------------   ------------   ---------------
CLASS C SHARES:
Year ended December 31, 2008
   Shares sold ....................    2,048,102   $  22,152,029     45,290,328   $   503,556,683
   Shares issued in reinvestment
      of distributions ............      344,964       3,952,057     18,821,585       174,787,157
   Shares redeemed ................   (3,459,667)    (37,426,764)  (140,521,755)   (1,470,140,441)
                                      ----------   -------------   ------------   ---------------
   Net increase (decrease) ........   (1,066,601)  $ (11,322,678)   (76,409,842)  $  (791,796,601)
                                      ----------   -------------   ------------   ---------------
Year ended December 31, 2007
   Shares sold ....................    2,444,225   $  35,225,036    157,486,626   $ 2,223,665,616
   Shares issued in reinvestment
      of distributions ............      411,520       5,713,280     19,278,071       257,996,100
   Shares redeemed ................   (1,872,480)    (27,053,933)   (46,146,097)     (648,711,863)
                                      ----------   -------------   ------------   ---------------
   Net increase (decrease) ........      983,265   $  13,884,383    130,618,600   $ 1,832,949,853
                                      ----------   -------------   ------------   ---------------


                               56 | Annual Report

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       FRANKLIN TEMPLETON      FRANKLIN TEMPLETON
                                           COREFOLIO             FOUNDING FUNDS
                                        ALLOCATION FUND         ALLOCATION FUND
                                      -------------------   -------------------------
                                       SHARES    AMOUNT       SHARES        AMOUNT
                                      -------   ---------   ----------   ------------
CLASS R SHARES:
Year ended December 31, 2008
   Shares sold ....................    16,325   $ 200,227      370,382   $  4,119,404
   Shares issued in reinvestment
      of distributions ............     5,950      66,049      129,876      1,191,611
   Shares redeemed ................   (65,849)   (746,835)    (826,353)    (9,236,770)
                                      -------   ---------   ----------   ------------
   Net increase (decrease) ........   (43,574)  $(480,559)    (326,095)  $ (3,925,755)
                                      -------   ---------   ----------   ------------
Year ended December 31, 2007
   Shares sold ....................    29,749   $ 432,620      685,879   $  9,833,344
   Shares issued in reinvestment
      of distributions ............     7,237     101,532      129,305      1,757,748
   Shares redeemed ................   (33,870)   (491,155)    (413,096)    (5,980,273)
                                      -------   ---------   ----------   ------------
   Net increase (decrease) ........     3,116   $  42,997      402,088   $  5,610,819
                                      -------   ---------   ----------   ------------
ADVISOR CLASS SHARES:
Year ended December 31, 2008
   Shares sold ....................    45,547   $ 411,512    2,448,980   $ 23,486,926
   Shares issued in reinvestment
      of distributions ............     8,128      84,684      288,863      2,496,414
   Shares redeemed ................   (85,974)   (939,444)  (1,683,911)   (17,838,524)
                                      -------   ---------   ----------   ------------
   Net increase (decrease) ........   (32,299)  $(443,248)   1,053,932   $  8,144,816
                                      -------   ---------   ----------   ------------
Year ended December 31, 2007
   Shares sold ....................    25,060   $ 368,676    2,787,785   $ 40,332,750
   Shares issued in reinvestment
      of distributions ............     9,535     134,617      200,669      2,743,050
   Shares redeemed ................   (24,639)   (367,562)  (1,325,204)   (19,532,365)
                                      -------   ---------   ----------   ------------
   Net increase (decrease) ........     9,956   $ 135,731    1,663,250   $ 23,543,435
                                      -------   ---------   ----------   ------------

                                                          FRANKLIN TEMPLETON
                                                             PERSPECTIVES
                                                           ALLOCATION FUND
                                                       -------------------------
                                                         SHARES         AMOUNT
                                                       ----------   ------------
CLASS A SHARES:
Year ended December 31, 2008
   Shares sold .....................................    3,470,298   $ 37,241,720
   Shares issued in reinvestment of distributions ..      658,516      6,336,696
   Shares redeemed .................................   (4,285,488)   (43,802,321)
                                                       ----------   ------------
   Net increase (decrease) .........................     (156,674)  $   (223,905)
                                                       ----------   ------------
Year ended December 31, 2007
   Shares sold .....................................    4,365,614   $ 58,774,977
   Shares issued in reinvestment of distributions ..      718,932      9,372,129
   Shares redeemed .................................   (2,442,712)   (33,021,923)
                                                       ----------   ------------
   Net increase (decrease) .........................    2,641,834   $ 35,125,183
                                                       ----------   ------------


                               Annual Report | 57

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN TEMPLETON
                                                              PERSPECTIVES
                                                            ALLOCATION FUND
                                                       -------------------------
                                                         SHARES        AMOUNT
                                                       ----------   ------------
CLASS C SHARES:
Year ended December 31, 2008
   Shares sold .....................................    1,394,980   $ 14,721,259
   Shares issued in reinvestment of distributions ..      171,980      1,784,729
   Shares redeemed .................................   (1,970,998)   (19,766,008)
                                                       ----------   ------------
   Net increase (decrease) .........................     (404,038)  $ (3,260,020)
                                                       ----------   ------------
Year ended December 31, 2007
   Shares sold .....................................    1,691,743   $ 22,521,919
   Shares issued in reinvestment of distributions ..      218,500      2,821,600
   Shares redeemed .................................     (813,348)   (10,814,509)
                                                       ----------   ------------
   Net increase (decrease) .........................    1,096,895   $ 14,529,010
                                                       ----------   ------------
CLASS R SHARES:
Year ended December 31, 2008
   Shares sold .....................................       15,267   $    171,827
   Shares issued in reinvestment of distributions ..        3,789         37,849
   Shares redeemed .................................      (37,884)      (392,485)
                                                       ----------   ------------
   Net increase (decrease) .........................      (18,828)  $   (182,809)
                                                       ----------   ------------
Year ended December 31, 2007
   Shares sold .....................................       20,847   $    278,831
   Shares issued in reinvestment of distributions ..        4,625         60,158
   Shares redeemed .................................      (35,903)      (482,971)
                                                       ----------   ------------
   Net increase (decrease) .........................      (10,431)  $   (143,982)
                                                       ----------   ------------
ADVISOR CLASS SHARES:
Year ended December 31, 2008
   Shares sold .....................................      193,937   $  1,925,016
   Shares issued in reinvestment of distributions ..        9,626         86,274
   Shares redeemed .................................      (93,976)      (964,458)
                                                       ----------   ------------
   Net increase (decrease) .........................      109,587   $  1,046,832
                                                       ----------   ------------
Year ended December 31, 2007
   Shares sold .....................................      121,870   $  1,673,964
   Shares issued in reinvestment of distributions ..        7,764        101,709
   Shares redeemed .................................      (66,889)      (923,189)
                                                       ----------   ------------
   Net increase (decrease) .........................       62,745   $    852,484
                                                       ----------   ------------

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors/trustees of certain of the Underlying Funds and of the following subsidiaries:

SUBSIDIARY                                                             AFFILIATION
----------                                                      ----------------------
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               58 | Annual Report

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.10% per year of the average daily net assets of each of the Funds for administrative services including monitoring and rebalancing the percentage of each Fund's investment in the Underlying Funds.

B. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

                                                      FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                           COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
                                                        ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
                                                      ------------------   ------------------   ------------------
Class A ...........................................          0.35%                0.35%                0.35%
Class B ...........................................          1.00%                1.00%                  --
Class C ...........................................          1.00%                1.00%                1.00%
Class R ...........................................          0.50%                0.50%                0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                      FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                           COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
                                                        ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
                                                      ------------------   ------------------   ------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ....................        $282,950            $5,865,846            $183,477
Contingent deferred sales charges retained ........        $ 16,107            $1,313,721            $ 11,092

D. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                      FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                           COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
                                                        ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
                                                      ------------------   ------------------   ------------------
Transfer agent fees ...............................        $799,403            $8,966,657            $421,682


                               Annual Report | 59

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Investor Services have agreed in advance to voluntarily waive all or a portion of their respective fees through April 30, 2009. Total expenses waived/paid are not subject to reimbursement by the Funds subsequent to the Fund's fiscal year end. After April 30, 2009, FT Services and Investor Services may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the capital loss carryforwards were as follows:

                                                      FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                           COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
                                                        ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
                                                      ------------------   ------------------   ------------------
Capital loss carryforwards expiring in:
   2016 ...........................................       $6,038,174          $664,345,408          $2,686,864

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the deferred losses were as follows:

                                                      FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                           COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
                                                        ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
                                                      ------------------   ------------------   ------------------
Realized capital losses ...........................       $1,247,416          $173,997,367          $1,178,252

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                          FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                      COREFOLIO ALLOCATION FUND   FOUNDING FUNDS ALLOCATION FUND
                                      -------------------------   ------------------------------
                                          2008          2007          2008             2007
                                      -----------   -----------   ------------   ---------------
Distributions paid from:
   Ordinary income ................   $ 5,083,428   $ 7,797,367   $338,588,497     $475,261,307
   Long term capital gain .........    15,146,577    21,069,662    331,820,565      490,563,410
                                      -----------   -----------   ------------     ------------
                                      $20,230,005   $28,867,029   $670,409,062     $965,824,717
                                      -----------   -----------   ------------     ------------

                                         FRANKLIN TEMPLETON
                                            PERSPECTIVES
                                           ALLOCATION FUND
                                      ------------------------
                                         2008          2007
                                      ----------   -----------
Distributions paid from:
   Ordinary income ................   $2,286,145   $ 3,440,711
   Long term capital gain .........    6,291,390     9,473,008
                                      ----------   -----------
                                      $8,577,535   $12,913,719
                                      ----------   -----------


                               60 | Annual Report

Franklin Templeton Fund Allocator Series

4. INCOME TAXES (CONTINUED)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                      FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                           COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
                                                        ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
                                                      ------------------   ------------------   ------------------
Cost of investments ...............................     $ 574,256,035       $12,856,401,701        $281,875,288
                                                        -------------       ---------------        ------------
Unrealized appreciation ...........................     $          --       $            --        $         --
Unrealized depreciation ...........................      (156,988,318)       (4,920,545,831)        (99,530,941)
                                                        -------------       ---------------        ------------
Net unrealized appreciation (depreciation) ........     $(156,988,318)      $(4,920,545,831)       $(99,530,941)
                                                        -------------       ---------------        ------------
Distributable earnings - undistributed ordinary
   income .........................................     $   1,573,462       $    82,441,125        $    533,605
                                                        -------------       ---------------        ------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of short term capital gains distributions from Underlying Funds.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and short term capital gains distributions from Underlying Funds.

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2008, were as follows:

                                                      FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                           COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
                                                        ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
                                                      ------------------   ------------------   ------------------
Purchases .........................................       $19,413,607        $  525,884,714         $24,494,484
Sales .............................................       $81,420,811        $2,837,684,150         $33,672,409


                               Annual Report | 61

Franklin Templeton Fund Allocator Series

6. INVESTMENTS IN UNDERLYING FUNDS

The Funds invest primarily in the Underlying Funds which are managed by Franklin Advisers, Inc. (Advisers), an affiliate of FT Services, or by an affiliate of Advisers. The Funds do not invest in the Underlying Funds for the purpose of exercising management or control. At December 31, 2008, the Funds held the following positions which exceed 5% of the Underlying Funds' shares outstanding:

NAME OF ISSUER                                        % OF SHARES HELD
--------------                                        ----------------
FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND
Franklin Capital Growth Fund ......................        11.70%
Franklin Growth Fund ..............................         5.71%
FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND
Mutual Shares Fund ................................        19.16%
Templeton Growth Fund Inc. ........................        15.84%
Franklin Income Fund Inc. .........................         7.24%

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, administrative fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

7. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                               62 | Annual Report

Franklin Templeton Fund Allocator Series

7. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2008, all of the Funds' investments in securities carried at fair value were in Level 1 inputs.

8. SUBSEQUENT EVENT

On January 23, 2009, the Funds entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.


                               Annual Report | 63

Franklin Templeton Fund Allocator Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Corefolio Allocation Fund, Franklin Templeton Founding Funds Allocation Fund and Franklin Templeton Perspectives Allocation Fund (separate portfolios of Franklin Templeton Fund Allocator Series, hereafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in the Underlying Funds at December 31, 2008 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 20, 2009


                               64 | Annual Report

Franklin Templeton Fund Allocator Series

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended December 31, 2008:

FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
     COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
  ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
------------------   ------------------   ------------------
    $15,146,577         $331,820,565          $6,291,390

Under Section 871(k)(2)(C) of the Code, Franklin Templeton Perspectives Allocation Fund designates the maximum amount allowable but no less than $4,843 as short term capital gain dividends for purposes of the tax imposed under
Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
     COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
  ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
------------------   ------------------   ------------------
       100%                43.83%               74.54%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008.

FRANKLIN TEMPLETON   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
     COREFOLIO         FOUNDING FUNDS        PERSPECTIVES
  ALLOCATION FUND      ALLOCATION FUND      ALLOCATION FUND
------------------   ------------------   ------------------
    $9,042,062          $245,407,526          $3,755,414

Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 65

Franklin Templeton Fund Allocator Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is appointed and qualified.

INDEPENDENT BOARD MEMBERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
---------------------------   --------------   ------------------   -----------------------   -------------------------------------
HARRIS J. ASHTON (1932)       Trustee          Since 1995                     138             Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)      Trustee          Since 2005                     115             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)               Trustee          Since 2007                     115            Chevron Corporation (global energy
One Franklin Parkway                                                                         company) and ICO Global
San Mateo, CA 94403-1906                                                                     Communications (Holdings) Limited
                                                                                             (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)       Trustee          Since 1998                     138             Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                      Company (processed foods and allied
                                                                                              products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution of
                                                                                              titanium), Canadian National Railway
                                                                                              (railroad) and White Mountains
                                                                                              Insurance Group, Ltd. (holding
                                                                                              company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               66 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
---------------------------   --------------   ------------------   -----------------------   -------------------------------------
FRANK W.T. LAHAYE (1929)      Trustee          Since 1995                     115             Center for Creative Land Recycling
One Franklin Parkway                                                                          (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)         Trustee          Since 2007                     138             Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                      Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)      Trustee          Since 2007                     145             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)         Lead             Trustee since 2006             115             None
One Franklin Parkway          Independent      and Lead
San Mateo, CA 94403-1906      Trustee          Independent
                                               Trustee since 2008
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
---------------------------   --------------   ------------------   -----------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)   Trustee and      Since 1995                     138             None
One Franklin Parkway          Chairman of
San Mateo, CA 94403-1906      the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 67

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
---------------------------   --------------   ------------------   -----------------------   -------------------------------------
**GREGORY E. JOHNSON (1961)   Trustee          Since 2007                      92             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)       Chief            Since December       Not Applicable            Not Applicable
One Franklin Parkway          Executive        2008
San Mateo, CA 94403-1906      Officer -
                              Finance and
                              Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)         Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway          Compliance       Officer since 2004
San Mateo, CA 94403-1906      Officer and      and Vice
                              Vice President   President - AML
                              - AML            Compliance since
                              Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)     Treasurer,       Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway          Chief            2004, Chief
San Mateo, CA 94403-1906      Financial        Financial Officer
                              Officer and      and Chief
                              Chief            Accounting Officer
                              Accounting       since February
                              Officer          2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)       Vice President Since February         Not Applicable            Not Applicable
500 East Broward Blvd.                       2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               68 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
---------------------------   --------------   ------------------   -----------------------   -------------------------------------
DAVID P. GOSS (1947)          Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR.        President and    Since 2002           Not Applicable            Not Applicable
(1940)                        Chief
One Franklin Parkway          Executive
San Mateo, CA 94403-1906      Officer -
                              Investment
                              Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)      Vice President   Since 2006           Not Applicable            Not Applicable
One Franklin Parkway          and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)          Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 69

Franklin Templeton Fund Allocator Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               70 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                             Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FAS2 A2008 02/09

DECEMBER 31, 2008

Franklin Templeton
2015 Retirement Target Fund

Franklin Templeton
2025 Retirement Target Fund

Franklin Templeton
2035 Retirement Target Fund

Franklin Templeton
2045 Retirement Target Fund

                                   (GRAPHICS)

ANNUAL REPORT AND SHAREHOLDER LETTER       ASSET ALLOCATION

                                             WANT TO RECEIVE
                                             THIS DOCUMENT
                                             FASTER VIA EMAIL?

FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

                                             Eligible shareholders can
                                             sign up for eDelivery at
                                             franklintempleton.com.
                                             See inside for details.


                     (FRANKLIN TEMPLETON INVESTMENTS LOGO)

                      FRANKLIN - TEMPLETON - MUTUAL SERIES

Annual Report

Economic and Market Overview

                          In 2008, the U.S. economy faltered and The
                          Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation's economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.(1) In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

                          The weakening U.S. economy negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. In an environment of extremely high commodity prices that increased inflationary pressure, the world's monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

                          The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world's other central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world's monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world's currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

                          1. Source: Bureau of Labor Statistics.

                                                              Annual Report | 3

                            In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

                            THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

4 | Annual Report

Franklin Templeton
2015 Retirement Target Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton 2015 Retirement Target Fund seeks the highest level of long-term total return, which consists of capital appreciation and income, consistent with the Fund's asset allocation. The Fund allocates among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of Franklin Templeton mutual funds (underlying funds), within an increasing emphasis on income as the target date of 2015 approaches.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

ASSET ALLOCATION*
Franklin Templeton 2015 Retirement Target Fund
Based on Total Net Assets as of 12/31/08

                                   (PIE CHART)

Domestic Equity             43.3%
Foreign Equity              20.1%
Domestic Fixed Income       19.0%
Foreign Fixed Income        10.0%
Short-Term Investments &
 Other Net Assets            7.6%

* The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

This annual report for Franklin Templeton 2015 Retirement Target Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton 2015 Retirement Target Fund - Class A had a -25.55% cumulative total return for the 12 months ended December 31, 2008. By comparison the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index for equities, the Barclays Capital (BC; formerly, Lehman Brothers)

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S SOI, WHICH BEGINS ON PAGE 49.

                                                               Annual Report | 5

TOP 10 FUND HOLDINGS
Franklin Templeton
2015 Retirement Target Fund
12/31/08

                                  % OF TOTAL
                                  NET ASSETS
                                  ----------
Franklin Flex Cap Growth Fund
 - Advisor Class                    15.0%
Mutual Shares Fund
 - Class Z                          13.2%
Franklin U.S. Government
 Securities Fund
 - Advisor Class                    10.3%
Templeton Global Bond Fund
 - Advisor Class                    10.0%
Mutual European Fund
 - Class Z                           7.6%
Franklin Small Cap Growth Fund
 - Advisor Class                     6.9%
Franklin Total Return Fund
 - Advisor Class                     6.7%
Templeton Foreign Fund
 - Advisor Class                     4.1%
Franklin Gold and Precious
 Metals Fund - Advisor Class         3.8%
Templeton China World Fund
 - Advisor Class                     3.2%

U.S. Aggregate Index for fixed income, and the Payden & Rygel (P&R) 90 Day U.S. T-Bill Index for short-term investments and other net assets, had total returns of -37.00%, -43.06%, +5.24% and +2.10%, respectively, during the same time.(1) You can find other performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

When selecting equity funds, we consider the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed income funds, our primary focus is on maximizing income appropriate to the Fund's risk profile. In evaluating the risk level of the underlying funds, we analyze such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next). We attempt to invest the assets of each target fund in the same underlying funds and will vary the underlying funds' allocation percentages based upon each fund's risk/return level. We change the Fund's target asset allocation gradually over time, and it becomes increasingly conservative as the stated target date draws near.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to its allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds. This allocation shifts every year, in accordance with the retirement date associated with the portfolio.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Payden & Rygel. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

6 | Annual Report

At period-end, Franklin Templeton 2015 Retirement Target Fund's domestic equity exposure was 68.3% of its total equity weighting, and foreign equity made up the balance. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2008, we held shares in large-, mid-and small-capitalization equity funds, representing both growth and value styles. Franklin Flex Cap Growth Fund - Advisor Class, at 15.0% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 65.4% of the Fund's total fixed income weighting, with the balance in foreign fixed income. Franklin U.S. Government Securities Fund - Advisor Class was our largest fixed income fund weighting at 10.3% of total net assets.

Our largest domestic growth fund holding, Franklin Flex Cap Growth Fund - Advisor Class, and our largest domestic value fund holding, Mutual Shares Fund - Class Z, performed comparably to the S&P 500. Conversely, Franklin Small Cap Growth Fund - Advisor Class underperformed the S&P 500. Our largest foreign equity holding, Mutual European Fund - Class Z, performed better than the MSCI EAFE Index. Templeton Foreign Fund - Advisor Class underperformed the MSCI EAFE Index. On the fixed income side, Franklin U.S. Government Securities Fund - Advisor Class and Templeton Global Bond Fund - Advisor Class outperformed the BC U.S. Aggregate Index. However, Franklin Total Return Fund - Advisor Class trailed the BC U.S. Aggregate Index.

Thank you for your continued participation in Franklin Templeton 2015 Retirement Target Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)

/s/ T. Anthony Coffey
----------------------------------------------
T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton 2015 Retirement Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                               Annual Report | 7

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                               CHANGE     12/31/08   12/31/07
----------------------------------                ----------   --------   --------
Net Asset Value (NAV)                             -$    3.21   $   8.14   $  11.35
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                        $ 0.1867
Long-Term Capital Gain                 $ 0.1689
   TOTAL                               $ 0.3556

CLASS C (SYMBOL: N/A)                               CHANGE     12/31/08   12/31/07
----------------------------------                ----------   --------   --------
Net Asset Value (NAV)                             -$    3.20   $   8.08   $  11.28
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                        $ 0.1265
Long-Term Capital Gain                 $ 0.1689
   TOTAL                               $ 0.2954

CLASS R (SYMBOL: N/A)                               CHANGE     12/31/08   12/31/07
----------------------------------                ----------   --------   --------
Net Asset Value (NAV)                             -$    3.20   $   8.12   $  11.32
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                        $ 0.1649
Long-Term Capital Gain                 $ 0.1689
   TOTAL                               $ 0.3338

ADVISOR CLASS (SYMBOL: N/A)                         CHANGE     12/31/08   12/31/07
----------------------------------                ----------   --------   --------
Net Asset Value (NAV)                             -$    3.22   $   8.15   $  11.37
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                        $ 0.2138
Long-Term Capital Gain                 $ 0.1689
   TOTAL                               $ 0.3827

8 | Annual Report

PERFORMANCE (1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    INCEPTION (8/1/06)
------------------------------------            --------   ------------------
Cumulative Total Return (2)                       -25.55%       -11.21%
Average Annual Total Return (3)                   -29.82%        -7.10%
Value of $10,000 Investment (4)                 $  7,018      $  8,369
   Total Annual Operating Expenses (5)
     Without Waiver                     4.39%
     With Waiver                        1.26%

CLASS C                                          1-YEAR    INCEPTION (8/1/06)
------------------------------------            --------   ------------------
Cumulative Total Return (2)                       -26.09%       -12.74%
Average Annual Total Return (3)                   -26.81%        -5.48%
Value of $10,000 Investment (4)                 $  7,319      $  8,726
   Total Annual Operating Expenses (5)
     Without Waiver                     5.09%
     With Waiver                        1.96%

CLASS R                                          1-YEAR    INCEPTION (8/1/06)
------------------------------------            --------   ------------------
Cumulative Total Return (2)                       -25.70%       -11.67%
Average Annual Total Return (3)                   -25.70%        -5.01%
Value of $10,000 Investment (4)                 $  7,430      $  8,833
   Total Annual Operating Expenses (5)
     Without Waiver                     4.59%
     With Waiver                        1.46%

ADVISOR CLASS                                    1-YEAR    INCEPTION (8/1/06)
------------------------------------            --------   ------------------
Cumulative Total Return (2)                       -25.39%       -10.57%
Average Annual Total Return (3)                   -25.39%        -4.52%
Value of $10,000 Investment (4)                 $  7,461      $  8,943
   Total Annual Operating Expenses (5)
     Without Waiver                     4.09%
     With Waiver                        0.96%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ASSET ALLOCATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES), DO NOT EXCEED 0.97% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.

                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT (1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    12/31/08
-----------------------    --------
1-Year                      -29.82%
Since Inception (8/1/06)     -7.10%

CLASS A (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN                          BARCLAYS
                TEMPLETON                          CAPITAL      PAYDEN          S&P                        BarCap US     P&R 90 Day
                   2015                              U.S.       & RYGEL       500 TR        MSCI EAFE      Agg Bond     US Treasury
                RETIREMENT                        AGGREGATE     90 DAY     (IA Extended)      GR USD        TR USD        Index TR
               TARGET FUND  S&P 500    MSCI EAFE     BOND    U.S. TREASURY    (%Total        (%Total        (%Total       (%Total
               - CLASS A     INDEX       INDEX      INDEX        INDEX        Return)        Return)        Return)       Return)
               -----------  --------   ---------  ---------  ------------- -------------   ------------   -----------   ------------
  8/1/2006      $  9,425    $ 10,000    $10,000    $10,000      $10,000
  8/31/2006     $  9,576    $ 10,238    $10,278    $10,153      $10,044       2.37931000%    2.77685200%   1.53000000%   0.44170900%
  9/30/2006     $  9,604    $ 10,502    $10,296    $10,242      $10,088       2.57700000%    0.17401100%   0.87840000%   0.44039500%
 10/31/2006     $  9,887    $ 10,844    $10,697    $10,310      $10,127       3.25861000%    3.89831200%   0.66149000%   0.38589500%
 11/30/2006     $ 10,160    $ 11,050    $11,020    $10,430      $10,170       1.90160000%    3.01625700%   1.16000000%   0.42610600%
 12/31/2006     $ 10,235    $ 11,205    $11,366    $10,369      $10,214       1.40278000%    3.14539200%  -0.58000000%   0.43220200%
  1/31/2007     $ 10,378    $ 11,375    $11,444    $10,365      $10,256       1.51232000%    0.68434000%  -0.04103000%   0.40459400%
  2/28/2007     $ 10,369    $ 11,152    $11,538    $10,525      $10,296      -1.95588000%    0.82145500%   1.54200000%   0.38949800%
  3/31/2007     $ 10,514    $ 11,277    $11,838    $10,525      $10,343       1.11850000%    2.59635400%   0.00305000%   0.45510000%
  4/30/2007     $ 10,801    $ 11,776    $12,374    $10,582      $10,387       4.42953000%    4.53220500%   0.54000000%   0.43200400%
  5/31/2007     $ 11,060    $ 12,187    $12,608    $10,502      $10,434       3.48951000%    1.88766100%  -0.75785000%   0.44899800%
  6/30/2007     $ 11,020    $ 11,985    $12,627    $10,471      $10,473      -1.66133000%    0.15428600%  -0.29582000%   0.37600000%
  7/31/2007     $ 10,845    $ 11,613    $12,442    $10,558      $10,513      -3.10048000%   -1.46203000%   0.83414000%   0.38200000%
  8/31/2007     $ 10,893    $ 11,787    $12,251    $10,687      $10,573       1.49901000%   -1.53881200%   1.22565000%   0.57110000%
  9/30/2007     $ 11,363    $ 12,228    $12,909    $10,768      $10,611       3.73988000%    5.36908300%   0.75863000%   0.36100000%
 10/31/2007     $ 11,733    $ 12,423    $13,417    $10,865      $10,644       1.59068000%    3.94028200%   0.89829000%   0.30350000%
 11/30/2007     $ 11,295    $ 11,903    $12,980    $11,060      $10,692      -4.18066000%   -3.26248300%   1.79831000%   0.45100000%
 12/31/2007     $ 11,241    $ 11,821    $12,688    $11,091      $10,716      -0.69376000%   -2.24500700%   0.28000000%   0.23260000%
  1/31/2008     $ 10,657    $ 11,112    $11,517    $11,278      $10,771      -5.99816000%   -9.22803900%   1.68000000%   0.51200000%
  2/29/2008     $ 10,647    $ 10,751    $11,686    $11,293      $10,790      -3.24858000%    1.46368400%   0.13880000%   0.17336000%
  3/31/2008     $ 10,495    $ 10,704    $11,569    $11,332      $10,815      -0.43180000%   -1.00411800%   0.34119000%   0.23070000%
  4/30/2008     $ 10,872    $ 11,226    $12,211    $11,308      $10,826       4.87031000%    5.55627600%  -0.20897000%   0.10540000%
  5/31/2008     $ 11,080    $ 11,371    $12,354    $11,225      $10,832       1.29526000%    1.16385600%  -0.73330000%   0.04950000%
  6/30/2008     $ 10,497    $ 10,412    $11,346    $11,216      $10,848      -8.43036000%   -8.15839900%  -0.08000000%   0.15150000%
  7/31/2008     $ 10,366    $ 10,325    $10,982    $11,207      $10,869      -0.84062000%   -3.20127900%  -0.08159000%   0.19800000%
  8/31/2008     $ 10,396    $ 10,474    $10,540    $11,314      $10,884       1.44647000%   -4.02611800%   0.95000000%   0.13610000%
  9/30/2008     $  9,621    $  9,541    $ 9,020    $11,162      $10,914      -8.91073000%  -14.42437900%  -1.34316000%   0.27370000%
 10/31/2008     $  8,413    $  7,939    $ 7,200    $10,898      $10,931     -16.79479000%  -20.17355500%  -2.36042000%   0.15320000%
 11/30/2008     $  8,098    $  7,369    $ 6,814    $11,253      $10,943      -7.17546000%   -5.35822000%   3.25499000%   0.10850000%
 12/31/2008     $  8,369    $  7,447    $ 7,225    $11,673      $10,941       1.06403000%    6.02319000%   3.73092000%  -0.01550000%

Total Returns     -16.31%     -25.53%    -27.75%     16.73%        9.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    12/31/08
-----------------------    --------
1-Year                      -26.81%
Since Inception (8/1/06)     -5.48%

CLASS C (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN                          BARCLAYS
                TEMPLETON                          CAPITAL      PAYDEN          S&P                        BarCap US     P&R 90 Day
                   2015                              U.S.       & RYGEL       500 TR        MSCI EAFE      Agg Bond     US Treasury
                RETIREMENT                        AGGREGATE     90 DAY     (IA Extended)      GR USD        TR USD        Index TR
               TARGET FUND  S&P 500    MSCI EAFE     BOND    U.S. TREASURY    (%Total        (%Total        (%Total       (%Total
               - CLASS C     INDEX       INDEX      INDEX        INDEX        Return)        Return)        Return)       Return)
               -----------  --------   ---------  ---------  ------------- -------------   ------------   -----------   ------------
   8/1/2006      $10,000     $10,000    $10,000   $ 10,000      $10,000
  8/31/2006      $10,150     $10,238    $10,278   $ 10,153      $10,044       2.37931000%    2.77685200%   1.53000000%   0.44170900%
  9/30/2006      $10,180     $10,502    $10,296   $ 10,242      $10,088       2.57700000%    0.17401100%   0.87840000%   0.44039500%
 10/31/2006      $10,480     $10,844    $10,697   $ 10,310      $10,127       3.25861000%    3.89831200%   0.66149000%   0.38589500%
 11/30/2006      $10,760     $11,050    $11,020   $ 10,430      $10,170       1.90160000%    3.01625700%   1.16000000%   0.42610600%
 12/31/2006      $10,830     $11,205    $11,366   $ 10,369      $10,214       1.40278000%    3.14539200%  -0.58000000%   0.43220200%
  1/31/2007      $10,972     $11,375    $11,444   $ 10,365      $10,256       1.51232000%    0.68434000%  -0.04103000%   0.40459400%
  2/28/2007      $10,952     $11,152    $11,538   $ 10,525      $10,296      -1.95588000%    0.82145500%   1.54200000%   0.38949800%
  3/31/2007      $11,096     $11,277    $11,838   $ 10,525      $10,343       1.11850000%    2.59635400%   0.00305000%   0.45510000%
  4/30/2007      $11,401     $11,776    $12,374   $ 10,582      $10,387       4.42953000%    4.53220500%   0.54000000%   0.43200400%
  5/31/2007      $11,665     $12,187    $12,608   $ 10,502      $10,434       3.48951000%    1.88766100%  -0.75785000%   0.44899800%
  6/30/2007      $11,613     $11,985    $12,627   $ 10,471      $10,473      -1.66133000%    0.15428600%  -0.29582000%   0.37600000%
  7/31/2007      $11,427     $11,613    $12,442   $ 10,558      $10,513      -3.10048000%   -1.46203000%   0.83414000%   0.38200000%
  8/31/2007      $11,469     $11,787    $12,251   $ 10,687      $10,573       1.49901000%   -1.53881200%   1.22565000%   0.57110000%
  9/30/2007      $11,961     $12,228    $12,909   $ 10,768      $10,611       3.73988000%    5.36908300%   0.75863000%   0.36100000%
 10/31/2007      $12,332     $12,423    $13,417   $ 10,865      $10,644       1.59068000%    3.94028200%   0.89829000%   0.30350000%
 11/30/2007      $11,868     $11,903    $12,980   $ 11,060      $10,692      -4.18066000%   -3.26248300%   1.79831000%   0.45100000%
 12/31/2007      $11,807     $11,821    $12,688   $ 11,091      $10,716      -0.69376000%   -2.24500700%   0.28000000%   0.23260000%
  1/31/2008      $11,190     $11,112    $11,517   $ 11,278      $10,771      -5.99816000%   -9.22803900%   1.68000000%   0.51200000%
  2/29/2008      $11,169     $10,751    $11,686   $ 11,293      $10,790      -3.24858000%    1.46368400%   0.13880000%   0.17336000%
  3/31/2008      $11,003     $10,704    $11,569   $ 11,332      $10,815      -0.43180000%   -1.00411800%   0.34119000%   0.23070000%
  4/30/2008      $11,401     $11,226    $12,211   $ 11,308      $10,826       4.87031000%    5.55627600%  -0.20897000%   0.10540000%
  5/31/2008      $11,611     $11,371    $12,354   $ 11,225      $10,832       1.29526000%    1.16385600%  -0.73330000%   0.04950000%
  6/30/2008      $10,993     $10,412    $11,346   $ 11,216      $10,848      -8.43036000%   -8.15839900%  -0.08000000%   0.15150000%
  7/31/2008      $10,843     $10,325    $10,982   $ 11,207      $10,869      -0.84062000%   -3.20127900%  -0.08159000%   0.19800000%
  8/31/2008      $10,865     $10,474    $10,540   $ 11,314      $10,884       1.44647000%   -4.02611800%   0.95000000%   0.13610000%
  9/30/2008      $10,057     $ 9,541    $ 9,020   $ 11,162      $10,914      -8.91073000%  -14.42437900%  -1.34316000%   0.27370000%
 10/31/2008      $ 8,787     $ 7,939    $ 7,200   $ 10,898      $10,931     -16.79479000%  -20.17355500%  -2.36042000%   0.15320000%
 11/30/2008      $ 8,445     $ 7,369    $ 6,814   $ 11,253      $10,943      -7.17546000%   -5.35822000%   3.25499000%   0.10850000%
 12/31/2008      $ 8,726     $ 7,447    $ 7,225   $ 11,673      $10,941       1.06403000%    6.02319000%   3.73092000%  -0.01550000%

Total Returns     -12.74%     -25.53%    -27.75%     16.73%        9.41%

10 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    12/31/08
-----------------------    --------
1-Year                      -25.70%
Since Inception (8/1/06)     -5.01%

CLASS R (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN                          BARCLAYS
                TEMPLETON                          CAPITAL      PAYDEN          S&P                        BarCap US     P&R 90 Day
                   2015                              U.S.       & RYGEL       500 TR        MSCI EAFE      Agg Bond     US Treasury
                RETIREMENT                        AGGREGATE     90 DAY     (IA Extended)      GR USD        TR USD        Index TR
               TARGET FUND  S&P 500    MSCI EAFE     BOND    U.S. TREASURY    (%Total        (%Total        (%Total       (%Total
               - CLASS R     INDEX       INDEX      INDEX        INDEX        Return)        Return)        Return)       Return)
               -----------  --------   ---------  ---------  ------------- -------------   ------------   -----------   ------------
  8/1/2006      $ 10,000    $ 10,000    $10,000    $10,000      $10,000
  8/31/2006     $ 10,160    $ 10,238    $10,278    $10,153      $10,044       2.37931000%    2.77685200%   1.53000000%   0.44170900%
  9/30/2006     $ 10,190    $ 10,502    $10,296    $10,242      $10,088       2.57700000%    0.17401100%   0.87840000%   0.44039500%
 10/31/2006     $ 10,490    $ 10,844    $10,697    $10,310      $10,127       3.25861000%    3.89831200%   0.66149000%   0.38589500%
 11/30/2006     $ 10,770    $ 11,050    $11,020    $10,430      $10,170       1.90160000%    3.01625700%   1.16000000%   0.42610600%
 12/31/2006     $ 10,848    $ 11,205    $11,366    $10,369      $10,214       1.40278000%    3.14539200%  -0.58000000%   0.43220200%
  1/31/2007     $ 11,001    $ 11,375    $11,444    $10,365      $10,256       1.51232000%    0.68434000%  -0.04103000%   0.40459400%
  2/28/2007     $ 10,990    $ 11,152    $11,538    $10,525      $10,296      -1.95588000%    0.82145500%   1.54200000%   0.38949800%
  3/31/2007     $ 11,145    $ 11,277    $11,838    $10,525      $10,343       1.11850000%    2.59635400%   0.00305000%   0.45510000%
  4/30/2007     $ 11,449    $ 11,776    $12,374    $10,582      $10,387       4.42953000%    4.53220500%   0.54000000%   0.43200400%
  5/31/2007     $ 11,714    $ 12,187    $12,608    $10,502      $10,434       3.48951000%    1.88766100%  -0.75785000%   0.44899800%
  6/30/2007     $ 11,678    $ 11,985    $12,627    $10,471      $10,473      -1.66133000%    0.15428600%  -0.29582000%   0.37600000%
  7/31/2007     $ 11,493    $ 11,613    $12,442    $10,558      $10,513      -3.10048000%   -1.46203000%   0.83414000%   0.38200000%
  8/31/2007     $ 11,534    $ 11,787    $12,251    $10,687      $10,573       1.49901000%   -1.53881200%   1.22565000%   0.57110000%
  9/30/2007     $ 12,030    $ 12,228    $12,909    $10,768      $10,611       3.73988000%    5.36908300%   0.75863000%   0.36100000%
 10/31/2007     $ 12,413    $ 12,423    $13,417    $10,865      $10,644       1.59068000%    3.94028200%   0.89829000%   0.30350000%
 11/30/2007     $ 11,948    $ 11,903    $12,980    $11,060      $10,692      -4.18066000%   -3.26248300%   1.79831000%   0.45100000%
 12/31/2007     $ 11,888    $ 11,821    $12,688    $11,091      $10,716      -0.69376000%   -2.24500700%   0.28000000%   0.23260000%
  1/31/2008     $ 11,279    $ 11,112    $11,517    $11,278      $10,771      -5.99816000%   -9.22803900%   1.68000000%   0.51200000%
  2/29/2008     $ 11,258    $ 10,751    $11,686    $11,293      $10,790      -3.24858000%    1.46368400%   0.13880000%   0.17336000%
  3/31/2008     $ 11,093    $ 10,704    $11,569    $11,332      $10,815      -0.43180000%   -1.00411800%   0.34119000%   0.23070000%
  4/30/2008     $ 11,503    $ 11,226    $12,211    $11,308      $10,826       4.87031000%    5.55627600%  -0.20897000%   0.10540000%
  5/31/2008     $ 11,714    $ 11,371    $12,354    $11,225      $10,832       1.29526000%    1.16385600%  -0.73330000%   0.04950000%
  6/30/2008     $ 11,098    $ 10,412    $11,346    $11,216      $10,848      -8.43036000%   -8.15839900%  -0.08000000%   0.15150000%
  7/31/2008     $ 10,958    $ 10,325    $10,982    $11,207      $10,869      -0.84062000%   -3.20127900%  -0.08159000%   0.19800000%
  8/31/2008     $ 10,980    $ 10,474    $10,540    $11,314      $10,884       1.44647000%   -4.02611800%   0.95000000%   0.13610000%
  9/30/2008     $ 10,163    $  9,541    $ 9,020    $11,162      $10,914      -8.91073000%  -14.42437900%  -1.34316000%   0.27370000%
 10/31/2008     $  8,884    $  7,939    $ 7,200    $10,898      $10,931     -16.79479000%  -20.17355500%  -2.36042000%   0.15320000%
 11/30/2008     $  8,551    $  7,369    $ 6,814    $11,253      $10,943      -7.17546000%   -5.35822000%   3.25499000%   0.10850000%
 12/31/2008     $  8,833    $  7,447    $ 7,225    $11,673      $10,941       1.06403000%    6.02319000%   3.73092000%  -0.01550000%

Total Returns    -11.67%      -25.53%    -27.75%     16.73%        9.41%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              12/31/08
-----------------------    --------
1-Year                      -25.39%
Since Inception (8/1/06)     -4.52%

ADVISOR CLASS (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN
                TEMPLETON                         BARCLAYS
                   2015                            CAPITAL      PAYDEN          S&P                        BarCap US     P&R 90 Day
                RETIREMENT                           U.S.       & RYGEL       500 TR        MSCI EAFE      Agg Bond     US Treasury
               TARGET FUND                        AGGREGATE     90 DAY     (IA Extended)      GR USD        TR USD        Index TR
               - ADVISOR    S&P 500    MSCI EAFE     BOND    U.S. TREASURY    (%Total        (%Total        (%Total       (%Total
                  CLASS      INDEX       INDEX      INDEX        INDEX        Return)        Return)        Return)       Return)
               -----------  --------   ---------  ---------  ------------- -------------   ------------   -----------   ------------
   8/1/2006      $10,000    $ 10,000    $ 10,000  $  10,000     $10,000
  8/31/2006      $10,160    $ 10,238    $ 10,278  $  10,153     $10,044       2.37931000%    2.77685200%   1.53000000%   0.44170900%
  9/30/2006      $10,200    $ 10,502    $ 10,296  $  10,242     $10,088       2.57700000%    0.17401100%   0.87840000%   0.44039500%
 10/31/2006      $10,500    $ 10,844    $ 10,697  $  10,310     $10,127       3.25861000%    3.89831200%   0.66149000%   0.38589500%
 11/30/2006      $10,790    $ 11,050    $ 11,020  $  10,430     $10,170       1.90160000%    3.01625700%   1.16000000%   0.42610600%
 12/31/2006      $10,875    $ 11,205    $ 11,366  $  10,369     $10,214       1.40278000%    3.14539200%  -0.58000000%   0.43220200%
  1/31/2007      $11,028    $ 11,375    $ 11,444  $  10,365     $10,256       1.51232000%    0.68434000%  -0.04103000%   0.40459400%
  2/28/2007      $11,028    $ 11,152    $ 11,538  $  10,525     $10,296      -1.95588000%    0.82145500%   1.54200000%   0.38949800%
  3/31/2007      $11,182    $ 11,277    $ 11,838  $  10,525     $10,343       1.11850000%    2.59635400%   0.00305000%   0.45510000%
  4/30/2007      $11,487    $ 11,776    $ 12,374  $  10,582     $10,387       4.42953000%    4.53220500%   0.54000000%   0.43200400%
  5/31/2007      $11,762    $ 12,187    $ 12,608  $  10,502     $10,434       3.48951000%    1.88766100%  -0.75785000%   0.44899800%
  6/30/2007      $11,731    $ 11,985    $ 12,627  $  10,471     $10,473      -1.66133000%    0.15428600%  -0.29582000%   0.37600000%
  7/31/2007      $11,545    $ 11,613    $ 12,442  $  10,558     $10,513      -3.10048000%   -1.46203000%   0.83414000%   0.38200000%
  8/31/2007      $11,597    $ 11,787    $ 12,251  $  10,687     $10,573       1.49901000%   -1.53881200%   1.22565000%   0.57110000%
  9/30/2007      $12,105    $ 12,228    $ 12,909  $  10,768     $10,611       3.73988000%    5.36908300%   0.75863000%   0.36100000%
 10/31/2007      $12,499    $ 12,423    $ 13,417  $  10,865     $10,644       1.59068000%    3.94028200%   0.89829000%   0.30350000%
 11/30/2007      $12,043    $ 11,903    $ 12,980  $  11,060     $10,692      -4.18066000%   -3.26248300%   1.79831000%   0.45100000%
 12/31/2007      $11,986    $ 11,821    $ 12,688  $  11,091     $10,716      -0.69376000%   -2.24500700%   0.28000000%   0.23260000%
  1/31/2008      $11,374    $ 11,112    $ 11,517  $  11,278     $10,771      -5.99816000%   -9.22803900%   1.68000000%   0.51200000%
  2/29/2008      $11,353    $ 10,751    $ 11,686  $  11,293     $10,790      -3.24858000%    1.46368400%   0.13880000%   0.17336000%
  3/31/2008      $11,196    $ 10,704    $ 11,569  $  11,332     $10,815      -0.43180000%   -1.00411800%   0.34119000%   0.23070000%
  4/30/2008      $11,608    $ 11,226    $ 12,211  $  11,308     $10,826       4.87031000%    5.55627600%  -0.20897000%   0.10540000%
  5/31/2008      $11,830    $ 11,371    $ 12,354  $  11,225     $10,832       1.29526000%    1.16385600%  -0.73330000%   0.04950000%
  6/30/2008      $11,208    $ 10,412    $ 11,346  $  11,216     $10,848      -8.43036000%   -8.15839900%  -0.08000000%   0.15150000%
  7/31/2008      $11,068    $ 10,325    $ 10,982  $  11,207     $10,869      -0.84062000%   -3.20127900%  -0.08159000%   0.19800000%
  8/31/2008      $11,101    $ 10,474    $ 10,540  $  11,314     $10,884       1.44647000%   -4.02611800%   0.95000000%   0.13610000%
  9/30/2008      $10,282    $  9,541    $  9,020  $  11,162     $10,914      -8.91073000%  -14.42437900%  -1.34316000%   0.27370000%
 10/31/2008      $ 8,994    $  7,939    $  7,200  $  10,898     $10,931     -16.79479000%  -20.17355500%  -2.36042000%   0.15320000%
 11/30/2008      $ 8,648    $  7,369    $  6,814  $  11,253     $10,943      -7.17546000%   -5.35822000%   3.25499000%   0.10850000%
 12/31/2008      $ 8,943    $  7,447    $  7,225  $  11,673     $10,941       1.06403000%    6.02319000%   3.73092000%  -0.01550000%

Total Returns     -10.57%     -25.53%     -27.75%     16.73%       9.41%

                                                              Annual Report | 11

ENDNOTES

WHILE AN ASSET ALLOCATION PLAN CAN BE A VALUABLE TOOL TO HELP REDUCE OVERALL VOLATILITY, ALL INVESTMENTS INVOLVE SOME DEGREE OF RISK. GENERALLY, INVESTORS SHOULD BE COMFORTABLE WITH SOME FLUCTUATION IN THE VALUE OF THEIR INVESTMENTS, ESPECIALLY OVER THE SHORT TERM. STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORTER TERM. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THOSE SAME RISKS. THESE RISKS ARE DESCRIBED IN THE FUND'S PROSPECTUS.

CLASS C:           These shares have higher annual fees and expenses than Class A shares.

CLASS R:           Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:     Shares are available to certain eligible investors as described in the prospectus.

1. If the manager had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Sources: (C) 2009 Morningstar; Payden & Rygel. See page 6 for descriptions of the S&P 500, the MSCI EAFE Index, the BC U.S. Aggregate Index and the Payden & Rygel 90 Day U.S. T-Bill Index.

12 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                      BEGINNING         ENDING       EXPENSES PAID      EXPENSES PAID
                                    ACCOUNT VALUE    ACCOUNT VALUE   DURING PERIOD      DURING PERIOD
                                       7/1/08          12/31/08*    7/1/08-12/31/08*   7/1/08-12/31/08**
                                    -------------    -------------  ----------------   ------------------
CLASS A
Actual                                $   1,000        $  797.20        $    2.30        $    5.74
Hypothetical
   (5% return before expenses)        $   1,000        $1,022.57        $    2.59        $    6.44

CLASS C
Actual                                $   1,000        $  793.80        $    5.37        $    8.79
Hypothetical
   (5% return before expenses)        $   1,000        $1,019.15        $    6.04        $    9.88

CLASS R
Actual                                $   1,000        $  795.90        $    3.21        $    6.64
Hypothetical
   (5% return before expenses)        $   1,000        $1,021.57        $    3.61        $    7.46

ADVISOR CLASS
Actual                                $   1,000        $  797.80        $    0.95        $    4.38
Hypothetical
   (5% return before expenses)        $   1,000        $1,024.08        $    1.07        $    4.93

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.51%; C: 1.19%; R: 0.71%; and Advisor: 0.21%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.27%; C: 1.95%; R: 1.47%; and Advisor: 0.97%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14 | Annual Report

Franklin Templeton
2025 Retirement Target Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton 2025 Retirement Target Fund seeks the highest level of long-term total return, which consists of capital appreciation and income, consistent with the Fund's asset allocation. The Fund allocates among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of Franklin Templeton mutual funds (underlying funds), within an increasing emphasis on income as the target date of 2025 approaches.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

ASSET ALLOCATION*
Franklin Templeton 2025 Retirement Target Fund
Based on Total Net Assets as of 12/31/08

                                  (PIE CHART)

Domestic Equity                       53.7%
Foreign Equity                        24.4%
Domestic Fixed Income                 11.0%
Foreign Fixed Income                   5.9%
Short-Term Investments &
 Other Net Assets                      5.0%

* The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

  This annual report for Franklin Templeton 2025 Retirement Target Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton 2025 Retirement Target Fund - Class A had a -31.74% cumulative total return for the 12 months ended December 31, 2008. By comparison the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index for equities, the Barclays Capital (BC; formerly, Lehman Brothers)

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S SOI, WHICH BEGINS ON PAGE 54.

                                                              Annual Report | 15

TOP 10 FUND HOLDINGS
Franklin Templeton
2025 Retirement Target Fund
12/31/08

                                       % OF TOTAL
                                       NET ASSETS
                                       ----------
Franklin Flex Cap Growth Fund
  - Advisor Class                           18.2%

Mutual Shares Fund
  - Class Z                                 16.5%

Mutual European Fund
  - Class Z                                  9.5%

Franklin Small Cap Growth Fund
  - Advisor Class                            8.7%

Franklin U.S. Government Securities
  Fund - Advisor Class                       5.9%

Templeton Global Bond Fund
  - Advisor Class                            5.9%

Templeton Foreign Fund
  - Advisor Class                            4.7%

Franklin Gold and Precious Metals
  Fund - Advisor Class                       4.6%

Franklin Total Return Fund
  - Advisor Class                            3.9%

Templeton China World Fund
  - Advisor Class                            3.9%

U.S. Aggregate Index for fixed income, and the Payden & Rygel (P&R) 90 Day U.S. T-Bill Index for short-term investments and other net assets, had total returns of -37.00%, -43.06%, +5.24% and +2.10%, respectively, during the same time.(1) You can find other performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

When selecting equity funds, we consider the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed income funds, our primary focus is on maximizing income appropriate to the Fund's risk profile. In evaluating the risk level of the underlying funds, we analyze such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next). We attempt to invest the assets of each target fund in the same underlying funds and will vary the underlying funds' allocation percentages based upon each fund's risk/return level. We change the Fund's target asset allocation gradually over time, and it becomes increasingly conservative as the stated target date draws near.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to its allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds. This allocation shifts every year, in accordance with the retirement date associated with the portfolio.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Payden & Rygel. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

16 | Annual Report

At period-end, Franklin Templeton 2025 Retirement Target Fund's domestic equity exposure was 68.7% of its total equity weighting, and foreign equity made up the balance. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2008, we held shares in large-, mid-and small-capitalization equity funds, representing both growth and value styles. Franklin Flex Cap Growth Fund - Advisor Class, at 18.2% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 65.1% of the Fund's total fixed income weighting, with the balance in foreign fixed income. Franklin U.S. Government Securities Fund - Advisor Class was our largest fixed income fund weighting at 5.9% of total net assets.

Our largest domestic growth fund holding, Franklin Flex Cap Growth Fund - Advisor Class, and our largest domestic value fund holding, Mutual Shares Fund - Class Z, performed comparably to the S&P 500. Conversely, Franklin Small Cap Growth Fund - Advisor Class underperformed the S&P 500. Our largest foreign equity holding, Mutual European Fund - Class Z, performed better than the MSCI EAFE Index. Templeton Foreign Fund - Advisor Class underperformed the MSCI EAFE Index. On the fixed income side, Franklin U.S. Government Securities Fund - Advisor Class and Templeton Global Bond Fund - Advisor Class outperformed the BC U.S. Aggregate Index. However, Franklin Total Return Fund - Advisor Class trailed the BC U.S. Aggregate Index.

Thank you for your continued participation in Franklin Templeton 2025 Retirement Target Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)

/s/ T. Anthony Coffey
----------------------------------------------
T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton 2025 Retirement Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                              Annual Report | 17

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                                          CHANGE       12/31/08      12/31/07
---------------------                                          ------       --------      --------
Net Asset Value (NAV)                                          -$3.98        $7.47         $11.45
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                              $  0.1426
Long-Term Capital Gain                       $  0.2704
   TOTAL                                     $  0.4130

CLASS C (SYMBOL: N/A)                                          CHANGE       12/31/08      12/31/07
---------------------                                          ------       --------      --------
Net Asset Value (NAV)                                          -$3.97        $7.43         $11.40
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                              $  0.0995
Long-Term Capital Gain                       $  0.2704
   Total                                     $  0.3699

CLASS R (SYMBOL: N/A)                                          CHANGE      12/31/08       12/31/07
---------------------                                          ------       --------      --------
Net Asset Value (NAV)                                          -$3.97        $7.47         $11.44
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                              $  0.1179
Long-Term Capital Gain                       $  0.2704
   TOTAL                                     $  0.3883

ADVISOR CLASS (SYMBOL: N/A)                                    CHANGE       12/31/08      12/31/07
---------------------------                                    ------       --------      --------
Net Asset Value (NAV)                                          -$3.98        $7.48         $11.46
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                              $  0.1677
Long-Term Capital Gain                       $  0.2704
   TOTAL                                     $  0.4381

18 | Annual Report

PERFORMANCE (1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                         1-YEAR              INCEPTION (8/1/06)
-------                                                        ---------            ------------------
Cumulative Total Return (2)                                       -31.74%                   -17.71%
Average Annual Total Return (3)                                   -35.68%                    -9.98%
Value of $10,000 Investment (4)                                $   6,432                   $ 7,756
   Total Annual Operating Expenses (5)
      Without Waiver                      4.14%
      With Waiver                         1.29%

CLASS C                                                          1-YEAR             INCEPTION (8/1/06)
-------                                                        ---------            ------------------
Cumulative Total Return (2)                                       -32.16%                   -18.94%
Average Annual Total Return (3)                                   -32.82%                    -8.32%
Value of $10,000 Investment (4)                                $   6,718                   $ 8,106
   Total Annual Operating Expenses (5)
      Without Waiver                      4.84%
      With Waiver                         1.99%

CLASS R                                                          1-YEAR             INCEPTION (8/1/06)
-------                                                        ---------            ------------------
Cumulative Total Return (2)                                       -31.90%                   -18.03%
Average Annual Total Return (3)                                   -31.90%                    -7.90%
Value of $10,000 Investment (4)                                $   6,810                   $ 8,197
   Total Annual Operating Expenses (5)
      Without Waiver                      4.34%
      With Waiver                         1.49%

ADVISOR CLASS                                                    1-YEAR             INCEPTION (8/1/06)
------------------------------------                           ---------            ------------------
Cumulative Total Return (2)                                       -31.49%                   -17.08%
Average Annual Total Return (3)                                   -31.49%                    -7.46%
Value of $10,000 Investment (4)                                $   6,851                   $ 8,292
   Total Annual Operating
    Expenses (5)
      Without Waiver                      3.84%
      With Waiver                         0.99%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ASSET ALLOCATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES), DO NOT EXCEED 1.00% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.

                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT (1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                             12/31/08
-------                             --------
1-Year                              -35.68%
Since Inception (8/1/06)             -9.98%

CLASS A (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN
              TEMPLETON 2025                        BARCLAYS    P&R 90-     S&P 500 TR    MSCI EAFE     BarCap US     P&R 90 Day US
                RETIREMENT                         CAPITAL U.S. DAY U.S.   (IA Extended)    GR USD      Agg Bond TR   TReasury Index
              TARGET FUND -   S&P 500   MSCI EAFE   AGGREGATE   TREASURY      (%Total       (%Total     USD (%Total     TR (%Total
                 CLASS A       INDEX      INDEX       INDEX       INDEX       Return)       Return)       Return)        Return)
              -------------   -------   ---------  -----------  --------   -------------  ----------    ------------  --------------
  8/1/2006       $ 9,425      $10,000    $10,000     $10,000     $10,000
  8/31/2006      $ 9,595      $10,238    $10,278     $10,153     $10,044    2.37931000%   2.77685200%   1.53000000%    0.44170900%
  9/30/2006      $ 9,614      $10,502    $10,296     $10,242     $10,088    2.57700000%   0.17401100%   0.87840000%    0.44039500%
 10/31/2006      $ 9,934      $10,844    $10,697     $10,310     $10,127    3.25861000%   3.89831200%   0.66149000%    0.38589500%
 11/30/2006      $10,226      $11,050    $11,020     $10,430     $10,170    1.90160000%   3.01625700%   1.16000000%    0.42610600%
 12/31/2006      $10,312      $11,205    $11,366     $10,369     $10,214    1.40278000%   3.14539200%  -0.58000000%    0.43220200%
  1/31/2007      $10,494      $11,375    $11,444     $10,365     $10,256    1.51232000%   0.68434000%  -0.04103000%    0.40459400%
  2/28/2007      $10,475      $11,152    $11,538     $10,525     $10,296   -1.95588000%   0.82145500%   1.54200000%    0.38949800%
  3/31/2007      $10,572      $11,277    $11,838     $10,525     $10,343    1.11850000%   2.59635400%   0.00305000%    0.45510000%
  4/30/2007      $10,898      $11,776    $12,374     $10,582     $10,387    4.42953000%   4.53220500%   0.54000000%    0.43200400%
  5/31/2007      $11,204      $12,187    $12,608     $10,502     $10,434    3.48951000%   1.88766100%  -0.75785000%    0.44899800%
  6/30/2007      $11,170      $11,985    $12,627     $10,471     $10,473   -1.66133000%   0.15428600%  -0.29582000%    0.37600000%
  7/31/2007      $10,956      $11,613    $12,442     $10,558     $10,513   -3.10048000%  -1.46203000%   0.83414000%    0.38200000%
  8/31/2007      $11,024      $11,787    $12,251     $10,687     $10,573    1.49901000%  -1.53881200%   1.22565000%    0.57110000%
  9/30/2007      $11,555      $12,228    $12,909     $10,768     $10,611    3.73988000%   5.36908300%   0.75863000%    0.36100000%
 10/31/2007      $11,964      $12,423    $13,417     $10,865     $10,644    1.59068000%   3.94028200%   0.89829000%    0.30350000%
 11/30/2007      $11,428      $11,903    $12,980     $11,060     $10,692   -4.18066000%  -3.26248300%   1.79831000%    0.45100000%
 12/31/2007      $11,363      $11,821    $12,688     $11,091     $10,716   -0.69376000%  -2.24500700%   0.28000000%    0.23260000%
  1/31/2008      $10,619      $11,112    $11,517     $11,278     $10,771   -5.99816000%  -9.22803900%   1.68000000%    0.51200000%
  2/29/2008      $10,569      $10,751    $11,686     $11,293     $10,790   -3.24858000%   1.46368400%   0.13880000%    0.17336000%
  3/31/2008      $10,361      $10,704    $11,569     $11,332     $10,815   -0.43180000%  -1.00411800%   0.34119000%    0.23070000%
  4/30/2008      $10,848      $11,226    $12,211     $11,308     $10,826    4.87031000%   5.55627600%  -0.20897000%    0.10540000%
  5/31/2008      $11,116      $11,371    $12,354     $11,225     $10,832    1.29526000%   1.16385600%  -0.73330000%    0.04950000%
  6/30/2008      $10,402      $10,412    $11,346     $11,216     $10,848   -8.43036000%  -8.15839900%  -0.08000000%    0.15150000%
  7/31/2008      $10,238      $10,325    $10,982     $11,207     $10,869   -0.84062000%  -3.20127900%  -0.08159000%    0.19800000%
  8/31/2008      $10,259      $10,474    $10,540     $11,314     $10,884    1.44647000%  -4.02611800%   0.95000000%    0.13610000%
  9/30/2008      $ 9,341      $ 9,541    $ 9,020     $11,162     $10,914   -8.91073000% -14.42437900%  -1.34316000%    0.27370000%
 10/31/2008      $ 7,873      $ 7,939    $ 7,200     $10,898     $10,931  -16.79479000% -20.17355500%  -2.36042000%    0.15320000%
 11/30/2008      $ 7,495      $ 7,369    $ 6,814     $11,253     $10,943   -7.17546000%  -5.35822000%   3.25499000%    0.10850000%
 12/31/2008      $ 7,756      $ 7,447    $ 7,225     $11,673     $10,941    1.06403000%   6.02319000%   3.73092000%   -0.01550000%

Total Returns     -22.44%      -25.53%    -27.75%      16.73%       9.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                            12/31/08
-------                            --------
1-Year                              -32.82%
Since Inception (8/1/06)             -8.32%

CLASS C (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                                                                                                                            P&R
                FRANKLIN                                                                                                  90 Day US
             TEMPLETON 2025                        BARCLAYS                                     MSCI EAFE   BarCap US     Treasury
               RETIREMENT                           CAPITAL      P&R 90-DAY      S&P 500 TR      GR USD     Agg Bond TR     Index
              TARGET FUND-   S&P 500  MSCI EAFE  U.S. AGGREGATE U.S. TREASURY   (IA Extended)    (%Total    USD (%Total  TR (%Total
                 CLASS C      INDEX    INDEX        INDEX          INDEX      (%Total Return)    Return)      Return)      Return)
             -------------- --------- ---------  -------------- ------------- ---------------  ----------- ------------- ----------
  8/1/2006       $10,000     $10,000  $10,000      $10,000        $10,000
  8/31/2006      $10,170     $10,238  $10,278      $10,153        $10,044       2.37931000%    2.77685200%  1.53000000%  0.44170900%
  9/30/2006      $10,190     $10,502  $10,296      $10,242        $10,088       2.57700000%    0.17401100%  0.87840000%  0.44039500%
 10/31/2006      $10,530     $10,844  $10,697      $10,310        $10,127       3.25861000%    3.89831200%  0.66149000%  0.38589500%
 11/30/2006      $10,830     $11,050  $11,020      $10,430        $10,170       1.90160000%    3.01625700%  1.16000000%  0.42610600%
 12/31/2006      $10,920     $11,205  $11,366      $10,369        $10,214       1.40278000%    3.14539200% -0.58000000%  0.43220200%
  1/31/2007      $11,102     $11,375  $11,444      $10,365        $10,256       1.51232000%    0.68434000% -0.04103000%  0.40459400%
  2/28/2007      $11,082     $11,152  $11,538      $10,525        $10,296      -1.95588000%    0.82145500%  1.54200000%  0.38949800%
  3/31/2007      $11,175     $11,277  $11,838      $10,525        $10,343       1.11850000%    2.59635400%  0.00305000%  0.45510000%
  4/30/2007      $11,510     $11,776  $12,374      $10,582        $10,387       4.42953000%    4.53220500%  0.54000000%  0.43200400%
  5/31/2007      $11,834     $12,187  $12,608      $10,502        $10,434       3.48951000%    1.88766100% -0.75785000%  0.44899800%
  6/30/2007      $11,790     $11,985  $12,627      $10,471        $10,473      -1.66133000%    0.15428600% -0.29582000%  0.37600000%
  7/31/2007      $11,553     $11,613  $12,442      $10,558        $10,513      -3.10048000%   -1.46203000%  0.83414000%  0.38200000%
  8/31/2007      $11,625     $11,787  $12,251      $10,687        $10,573       1.49901000%   -1.53881200%  1.22565000%  0.57110000%
  9/30/2007      $12,174     $12,228  $12,909      $10,768        $10,611       3.73988000%    5.36908300%  0.75863000%  0.36100000%
 10/31/2007      $12,607     $12,423  $13,417      $10,865        $10,644       1.59068000%    3.94028200%  0.89829000%  0.30350000%
 11/30/2007      $12,019     $11,903  $12,980      $11,060        $10,692      -4.18066000%   -3.26248300%  1.79831000%  0.45100000%
 12/31/2007      $11,950     $11,821  $12,688      $11,091        $10,716      -0.69376000%   -2.24500700%  0.28000000%  0.23260000%
  1/31/2008      $11,153     $11,112  $11,517      $11,278        $10,771      -5.99816000%   -9.22803900%  1.68000000%  0.51200000%
  2/29/2008      $11,101     $10,751  $11,686      $11,293        $10,790      -3.24858000%    1.46368400%  0.13880000%  0.17336000%
  3/31/2008      $10,880     $10,704  $11,569      $11,332        $10,815      -0.43180000%   -1.00411800%  0.34119000%  0.23070000%
  4/30/2008      $11,384     $11,226  $12,211      $11,308        $10,826       4.87031000%    5.55627600% -0.20897000%  0.10540000%
  5/31/2008      $11,656     $11,371  $12,354      $11,225        $10,832       1.29526000%    1.16385600% -0.73330000%  0.04950000%
  6/30/2008      $10,902     $10,412  $11,346      $11,216        $10,848      -8.43036000%   -8.15839900% -0.08000000%  0.15150000%
  7/31/2008      $10,719     $10,325  $10,982      $11,207        $10,869      -0.84062000%   -3.20127900% -0.08159000%  0.19800000%
  8/31/2008      $10,740     $10,474  $10,540      $11,314        $10,884       1.44647000%   -4.02611800%  0.95000000%  0.13610000%
  9/30/2008      $ 9,772     $ 9,541  $ 9,020      $11,162        $10,914      -8.91073000%  -14.42437900% -1.34316000%  0.27370000%
 10/31/2008      $ 8,233     $ 7,939  $ 7,200      $10,898        $10,931     -16.79479000%  -20.17355500% -2.36042000%  0.15320000%
 11/30/2008      $ 7,835     $ 7,369  $ 6,814      $11,253        $10,943      -7.17546000%   -5.35822000%  3.25499000%  0.10850000%
 12/31/2008      $ 8,106     $ 7,447  $ 7,225      $11,673        $10,941       1.06403000%    6.02319000%  3.73092000% -0.01550000%

Total Returns     -18.94%     -25.53%  -27.75%       16.73%          9.41%

20 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS R                             12/31/08
---------                          ----------
1-Year                              -31.90%
Since Inception (8/1/06)             -7.90%

CLASS R (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                 FRANKLIN
              TEMPLETON 2025                          BARCLAYS     P&R 90-     S&P 500 TR     MSCI EAFE    BarCap US  P&R 90 Day US
                RETIREMENT                MSCI      CAPITAL U.S.  DAY U.S.   (IA Extended)     GR USD     Agg Bond TR Treasury Index
               TARGET FUND -  S&P 500     EAFE       AGGREGATE    TREASURY      (%Total        (%Total    USD (%Total   TR (%Total
                  CLASS R      INDEX      INDEX        INDEX        INDEX       Return)        Return)      Return)      Return)
              --------------  -------    -------    ------------  ---------  -------------   ----------   ----------- --------------
  8/1/2006        $10,000     $10,000    $10,000      $10,000      $10,000
  8/31/2006       $10,180     $10,238    $10,278      $10,153      $10,044    2.37931000%    2.77685200%  1.53000000%  0.44170900%
  9/30/2006       $10,200     $10,502    $10,296      $10,242      $10,088    2.57700000%    0.17401100%  0.87840000%  0.44039500%
 10/31/2006       $10,540     $10,844    $10,697      $10,310      $10,127    3.25861000%    3.89831200%  0.66149000%  0.38589500%
 11/30/2006       $10,840     $11,050    $11,020      $10,430      $10,170    1.90160000%    3.01625700%  1.16000000%  0.42610600%
 12/31/2006       $10,931     $11,205    $11,366      $10,369      $10,214    1.40278000%    3.14539200% -0.58000000%  0.43220200%
  1/31/2007       $11,124     $11,375    $11,444      $10,365      $10,256    1.51232000%    0.68434000% -0.04103000%  0.40459400%
  2/28/2007       $11,103     $11,152    $11,538      $10,525      $10,296   -1.95588000%    0.82145500%  1.54200000%  0.38949800%
  3/31/2007       $11,207     $11,277    $11,838      $10,525      $10,343    1.11850000%    2.59635400%  0.00305000%  0.45510000%
  4/30/2007       $11,552     $11,776    $12,374      $10,582      $10,387    4.42953000%    4.53220500%  0.54000000%  0.43200400%
  5/31/2007       $11,877     $12,187    $12,608      $10,502      $10,434    3.48951000%    1.88766100% -0.75785000%  0.44899800%
  6/30/2007       $11,838     $11,985    $12,627      $10,471      $10,473   -1.66133000%    0.15428600% -0.29582000%  0.37600000%
  7/31/2007       $11,601     $11,613    $12,442      $10,558      $10,513   -3.10048000%   -1.46203000%  0.83414000%  0.38200000%
  8/31/2007       $11,683     $11,787    $12,251      $10,687      $10,573    1.49901000%   -1.53881200%  1.22565000%  0.57110000%
  9/30/2007       $12,241     $12,228    $12,909      $10,768      $10,611    3.73988000%    5.36908300%  0.75863000%  0.36100000%
 10/31/2007       $12,675     $12,423    $13,417      $10,865      $10,644    1.59068000%    3.94028200%  0.89829000%  0.30350000%
 11/30/2007       $12,097     $11,903    $12,980      $11,060      $10,692   -4.18066000%   -3.26248300%  1.79831000%  0.45100000%
 12/31/2007       $12,036     $11,821    $12,688      $11,091      $10,716   -0.69376000%   -2.24500700%  0.28000000%  0.23260000%
  1/31/2008       $11,236     $11,112    $11,517      $11,278      $10,771   -5.99816000%   -9.22803900%  1.68000000%  0.51200000%
  2/29/2008       $11,184     $10,751    $11,686      $11,293      $10,790   -3.24858000%    1.46368400%  0.13880000%  0.17336000%
  3/31/2008       $10,960     $10,704    $11,569      $11,332      $10,815   -0.43180000%   -1.00411800%  0.34119000%  0.23070000%
  4/30/2008       $11,476     $11,226    $12,211      $11,308      $10,826    4.87031000%    5.55627600% -0.20897000%  0.10540000%
  5/31/2008       $11,750     $11,371    $12,354      $11,225      $10,832    1.29526000%    1.16385600% -0.73330000%  0.04950000%
  6/30/2008       $11,003     $10,412    $11,346      $11,216      $10,848   -8.43036000%   -8.15839900% -0.08000000%  0.15150000%
  7/31/2008       $10,819     $10,325    $10,982      $11,207      $10,869   -0.84062000%   -3.20127900% -0.08159000%  0.19800000%
  8/31/2008       $10,841     $10,474    $10,540      $11,314      $10,884    1.44647000%   -4.02611800%  0.95000000%  0.13610000%
  9/30/2008       $ 9,868     $ 9,541    $ 9,020      $11,162      $10,914   -8.91073000%  -14.42437900% -1.34316000%  0.27370000%
 10/31/2008       $ 8,312     $ 7,939    $ 7,200      $10,898      $10,931  -16.79479000%  -20.17355500% -2.36042000%  0.15320000%
 11/30/2008       $ 7,923     $ 7,369    $ 6,814      $11,253      $10,943   -7.17546000%   -5.35822000%  3.25499000%  0.10850000%
 12/31/2008       $ 8,197     $ 7,447    $ 7,225      $11,673      $10,941    1.06403000%    6.02319000%  3.73092000% -0.01550000%

Total Returns      -18.03%     -25.53%    -27.75%       16.73%        9.41%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                       12/31/08
-------------                       --------
1-Year                              -31.49%
Since Inception (8/1/06)             -7.46%

ADVISOR CLASS (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                                                                                                                             P&R
                 FRANKLIN                                                                                                 90 Day US
              TEMPLETON 2025                        BARCLAYS                                   MSCI EAFE     BarCap US     Treasury
                RETIREMENT                        CAPITAL U.S.   P&R 90-DAY   S&P 500 TR (IA    GR USD      Agg Bond TR      Index
              TARGET FUND -  S&P 500   MSCI EAFE    AGGREGATE  U.S. TREASURY    Extended)       (%Total     USD (%Total  TR (%Total
              ADVISOR CLASS   INDEX      INDEX        INDEX        INDEX     (%Total Return)    Return)       Return)      Return)
             --------------  -------  ----------- ------------ ------------- --------------- ------------  ------------  -----------
  8/1/2006       $10,000     $10,000    $10,000      $10,000      $10,000
  8/31/2006      $10,180     $10,238    $10,278      $10,153      $10,044      2.37931000%    2.77685200%   1.53000000%  0.44170900%
  9/30/2006      $10,210     $10,502    $10,296      $10,242      $10,088      2.57700000%    0.17401100%   0.87840000%  0.44039500%
 10/31/2006      $10,550     $10,844    $10,697      $10,310      $10,127      3.25861000%    3.89831200%   0.66149000%  0.38589500%
 11/30/2006      $10,860     $11,050    $11,020      $10,430      $10,170      1.90160000%    3.01625700%   1.16000000%  0.42610600%
 12/31/2006      $10,957     $11,205    $11,366      $10,369      $10,214      1.40278000%    3.14539200%  -0.58000000%  0.43220200%
  1/31/2007      $11,140     $11,375    $11,444      $10,365      $10,256      1.51232000%    0.68434000%  -0.04103000%  0.40459400%
  2/28/2007      $11,130     $11,152    $11,538      $10,525      $10,296     -1.95588000%    0.82145500%   1.54200000%  0.38949800%
  3/31/2007      $11,234     $11,277    $11,838      $10,525      $10,343      1.11850000%    2.59635400%   0.00305000%  0.45510000%
  4/30/2007      $11,579     $11,776    $12,374      $10,582      $10,387      4.42953000%    4.53220500%   0.54000000%  0.43200400%
  5/31/2007      $11,914     $12,187    $12,608      $10,502      $10,434      3.48951000%    1.88766100%  -0.75785000%  0.44899800%
  6/30/2007      $11,880     $11,985    $12,627      $10,471      $10,473     -1.66133000%    0.15428600%  -0.29582000%  0.37600000%
  7/31/2007      $11,652     $11,613    $12,442      $10,558      $10,513     -3.10048000%   -1.46203000%   0.83414000%  0.38200000%
  8/31/2007      $11,725     $11,787    $12,251      $10,687      $10,573      1.49901000%   -1.53881200%   1.22565000%  0.57110000%
  9/30/2007      $12,297     $12,228    $12,909      $10,768      $10,611      3.73988000%    5.36908300%   0.75863000%  0.36100000%
 10/31/2007      $12,743     $12,423    $13,417      $10,865      $10,644      1.59068000%    3.94028200%   0.89829000%  0.30350000%
 11/30/2007      $12,163     $11,903    $12,980      $11,060      $10,692     -4.18066000%   -3.26248300%   1.79831000%  0.45100000%
 12/31/2007      $12,104     $11,821    $12,688      $11,091      $10,716     -0.69376000%   -2.24500700%   0.28000000%  0.23260000%
  1/31/2008      $11,301     $11,112    $11,517      $11,278      $10,771     -5.99816000%   -9.22803900%   1.68000000%  0.51200000%
  2/29/2008      $11,259     $10,751    $11,686      $11,293      $10,790     -3.24858000%    1.46368400%   0.13880000%  0.17336000%
  3/31/2008      $11,043     $10,704    $11,569      $11,332      $10,815     -0.43180000%   -1.00411800%   0.34119000%  0.23070000%
  4/30/2008      $11,561     $11,226    $12,211      $11,308      $10,826      4.87031000%    5.55627600%  -0.20897000%  0.10540000%
  5/31/2008      $11,847     $11,371    $12,354      $11,225      $10,832      1.29526000%    1.16385600%  -0.73330000%  0.04950000%
  6/30/2008      $11,096     $10,412    $11,346      $11,216      $10,848     -8.43036000%   -8.15839900%  -0.08000000%  0.15150000%
  7/31/2008      $10,923     $10,325    $10,982      $11,207      $10,869     -0.84062000%   -3.20127900%  -0.08159000%  0.19800000%
  8/31/2008      $10,955     $10,474    $10,540      $11,314      $10,884      1.44647000%   -4.02611800%   0.95000000%  0.13610000%
  9/30/2008      $ 9,967     $ 9,541     $9,020      $11,162      $10,914     -8.91073000%  -14.42437900%  -1.34316000%  0.27370000%
 10/31/2008      $ 8,404     $ 7,939     $7,200      $10,898      $10,931    -16.79479000%  -20.17355500%  -2.36042000%  0.15320000%
 11/30/2008      $ 8,013     $ 7,369     $6,814      $11,253      $10,943     -7.17546000%   -5.35822000%   3.25499000%  0.10850000%
 12/31/2008      $ 8,292     $ 7,447     $7,225      $11,673      $10,941      1.06403000%    6.02319000%   3.73092000% -0.01550000%

Total Returns     -17.08%     -25.53%    -27.75%       16.73%        9.41%


                                                              Annual Report | 21

ENDNOTES

WHILE AN ASSET ALLOCATION PLAN CAN BE A VALUABLE TOOL TO HELP REDUCE OVERALL VOLATILITY, ALL INVESTMENTS INVOLVE SOME DEGREE OF RISK. GENERALLY, INVESTORS SHOULD BE COMFORTABLE WITH SOME FLUCTUATION IN THE VALUE OF THEIR INVESTMENTS, ESPECIALLY OVER THE SHORT TERM. STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORTER TERM. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THOSE SAME RISKS. THESE RISKS ARE DESCRIBED IN THE FUND'S PROSPECTUS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. If the manager had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Sources: (C) 2009 Morningstar; Payden & Rygel. See page 16 for descriptions of the S&P 500, the MSCI EAFE Index, the BC U.S. Aggregate Index and the Payden & Rygel 90 Day U.S. T-Bill Index.

22 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                      BEGINNING         ENDING       EXPENSES PAID      EXPENSES PAID
                                    ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD     DURING PERIOD
CLASS A                                7/1/08          12/31/08*    7/1/08-12/31/08*  7/1/08-12/31/08**
-------                             -------------    -------------  ----------------  -----------------
Actual                                $   1,000        $  745.70        $    2.15        $    5.70
Hypothetical
   (5% return before expenses)        $   1,000        $1,022.67        $    2.49        $    6.60

CLASS C
Actual                                $   1,000        $  743.60        $    5.22        $    8.77
Hypothetical
   (5% return before expenses)        $   1,000        $1,019.15        $    6.04        $   10.13

CLASS R
Actual                                $   1,000        $  744.90        $    3.03        $    6.58
Hypothetical
   (5% return before expenses)        $   1,000        $1,021.67        $    3.51        $    7.61

ADVISOR CLASS
Actual                                $   1,000        $  747.30        $    0.83        $    4.39
Hypothetical
   (5% return before expenses)        $   1,000        $1,024.18        $    0.97        $    5.08

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.49%; C: 1.19%; R: 0.69%; and Advisor: 0.19%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.30%; C: 2.00%; R: 1.50%; and Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

24 | Annual Report

Franklin Templeton
2035 Retirement Target Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton 2035 Retirement Target Fund seeks the highest level of long-term total return, which consists of capital appreciation and income, consistent with the Fund's asset allocation. The Fund allocates among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of Franklin Templeton mutual funds (underlying funds), within an increasing emphasis on income as the target date of 2035 approaches.

      PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL
      (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

ASSET ALLOCATION*
Franklin Templeton 2035 Retirement Target Fund
Based on Total Net Assets as of 12/31/08

(PIE CHART)

Domestic Equity              62.6%
Foreign Equity               28.1%
Domestic Fixed Income         4.0%
Foreign Fixed Income          2.1%
Short-Term Investments &
  Other Net Assets            3.2%

* The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

This annual report for Franklin Templeton 2035 Retirement Target Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton 2035 Retirement Target Fund - Class A had a -35.97% cumulative total return for the 12 months ended December 31, 2008. By comparison the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S SOI, WHICH BEGINS ON PAGE 59.

                                                              Annual Report | 25

TOP 10 FUND HOLDINGS
Franklin Templeton
2035 Retirement Target Fund 12/31/08

                                                          % OF TOTAL
                                                          NET ASSETS
                                                          ----------
Franklin Flex Cap Growth Fund - Advisor Class                21.2%
Mutual Shares Fund - Class Z                                 19.7%
Mutual European Fund -  Class Z                              10.8%
Franklin Small Cap Growth Fund - Advisor Class                9.9%
Franklin Gold and Precious Metals Fund - Advisor Class        5.5%
Templeton Foreign Fund -  Advisor Class                       5.4%
Templeton China World Fund -  Advisor Class                   4.4%
Franklin Growth Opportunities Fund - Advisor Class            4.2%
Franklin MicroCap Value Fund -  Advisor Class                 4.2%
Franklin Natural Resources Fund -  Advisor Class              3.5%

(EAFE) Index for equities, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index for fixed income, and the Payden & Rygel (P&R) 90 Day U.S. T-Bill Index for short-term investments and other net assets, had total returns of -37.00%, -43.06%, +5.24% and +2.10%, respectively, during the same time.(1) You can find other performance data in the Performance Summary beginning on page 28.

INVESTMENT STRATEGY

When selecting equity funds, we consider the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed income funds, our primary focus is on obtaining a maximum amount of current income. In evaluating the risk level of the underlying funds, we analyze such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next). We attempt to invest the assets of each Fund in the same underlying funds and will vary the underlying funds' allocation percentages based upon each Fund's risk/return level. We change the Fund's target asset allocation gradually over time, and it becomes increasingly conservative as the stated target date draws near.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to its allocation among equities, fixed income securities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds. This alloca-

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Payden & Rygel. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

26 | Annual Report
tion shifts every year, in accordance with the retirement date associated with the portfolio.

At period-end, Franklin Templeton 2035 Retirement Target Fund's domestic equity exposure was 69.0% of its total equity weighting, and foreign equity made up the balance. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2008, we held shares in large-, mid-and small-capitalization equity funds, representing both growth and value styles. Franklin Flex Cap Growth Fund - Advisor Class, at 21.2% of the Fund's total net assets, was our largest equity fund weighting at period-end. On the fixed income side, domestic exposure was 65.4% of the Fund's total fixed income weighting, with the balance in foreign fixed income. Franklin U.S. Government Securities Fund - Advisor Class was our largest fixed income fund weighting at 2.2% of total net assets.

Our largest domestic growth fund holding, Franklin Flex Cap Growth Fund - Advisor Class, and our largest domestic value fund holding, Mutual Shares Fund - Class Z, performed comparably to the S&P 500. Conversely, Franklin Small Cap Growth Fund - Advisor Class underperformed the S&P 500. Our largest foreign equity holding, Mutual European Fund - Class Z, performed better than the MSCI EAFE Index. Templeton Foreign Fund - Advisor Class underperformed the MSCI EAFE Index. On the fixed income side, Franklin U.S. Government Securities Fund - Advisor Class outperformed the BC U.S. Aggregate Index.

Thank you for your continued participation in Franklin Templeton 2035 Retirement Target Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)

/s/ T. Anthony Coffey
---------------------------------------------
T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton 2035 Retirement Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                              Annual Report | 27

Performance Summary as of 12/31/08
FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                          CHANGE    12/31/08   12/31/07
---------------------------------             --------   --------   --------
Net Asset Value (NAV)                          -$4.49      $7.12     $11.61
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.0876
Long-Term Capital Gain              $0.3237
   TOTAL                            $0.4113

CLASS C (SYMBOL: N/A)                          CHANGE    12/31/08   12/31/07
---------------------------------             --------   --------   --------
Net Asset Value (NAV)                          -$4.46     $7.06      $11.52
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.0432
Long-Term Capital Gain              $0.3237
   TOTAL                            $0.3669

CLASS R (SYMBOL: N/A)                          CHANGE    12/31/08   12/31/07
---------------------------------             --------   --------   --------
Net Asset Value (NAV)                          -$4.46     $7.13      $11.59
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.0510
Long-Term Capital Gain              $0.3237
   TOTAL                            $0.3747

ADVISOR CLASS (SYMBOL: N/A)                    CHANGE    12/31/08   12/31/07
---------------------------------             --------   --------   --------
Net Asset Value (NAV)                          -$4.50     $7.14      $11.64
DISTRIBUTIONS (1/1/08 - 12/31/08)
Dividend Income                     $0.1092
Long-Term Capital Gain              $0.3237
   TOTAL                            $0.4329

28 | Annual Report

PERFORMANCE (1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    INCEPTION (8/1/06)
-------------------------------------           --------   ------------------
Cumulative Total Return (2)                      -35.97%         -21.48%
Average Annual Total Return (3)                  -39.66%         -11.71%
Value of $10,000 Investment (4)                  $6,034          $7,401
   Total Annual Operating Expenses (5)
     Without Waiver                     6.02%
     With Waiver                        1.34%

CLASS C                                          1-YEAR    INCEPTION (8/1/06)
-------------------------------------           --------   ------------------
Cumulative Total Return (2)                      -36.34%         -22.79%
Average Annual Total Return (3)                  -36.96%         -10.15%
Value of $10,000 Investment (4)                  $6,304          $7,721
   Total Annual Operating Expenses(5)
     Without Waiver                     6.72%
     With Waiver                        2.04%

CLASS R                                          1-YEAR    INCEPTION (8/1/06)
-------------------------------------           --------   ------------------
Cumulative Total Return (2)                      -36.05%         -21.81%
Average Annual Total Return (3)                  -36.05%          -9.68%
Value of $10,000 Investment (4)                  $6,395          $7,819
   Total Annual Operating Expenses (5)
     Without Waiver                     6.22%
     With Waiver                        1.54%

ADVISOR CLASS                                    1-YEAR    INCEPTION (8/1/06)
-------------------------------------           --------   ------------------
Cumulative Total Return (2)                      -35.72%         -20.84%
Average Annual Total Return (3)                  -35.72%          -9.22%
Value of $10,000 Investment (4)                  $6,428          $7,916
   Total Annual Operating Expenses (5)
     Without Waiver                     5.72%
     With Waiver                        1.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ASSET ALLOCATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES), DO NOT EXCEED 1.04% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.

                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT (1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                         12/31/08
------------------------        --------
1-Year                           -39.66%
Since Inception (8/1/06)         -11.71%


CLASS A (8/1/06 - 12/31/08)

                              (PERFORMANCE GRAPH)

                FRANKLIN
                TEMPLETON                        BARCLAYS    PAYDEN &                                       BarCap        P&R 90
                  2035                            CAPITAL    RYGEL 90-    S&P 500                          US Agg        Day US
               RETIREMENT                          U.S.      DAY U.S.     TR (IA          MSCI EAFE      Bond TR USD  Treasury Index
              TARGET FUND  S&P 500  MSCI EAFE    AGGREGATE  TREASURY     Extended)          GR USD         (%Total       TR (%Total
               - CLASS A    INDEX     INDEX     BOND INDEX    INDEX    (%Total Return)  (%Total Return)    Return)       Return)
              -----------  -------  ---------   ----------  ---------- ---------------  ---------------  -----------  --------------
 8/1/2006       $ 9,425    $10,000   $10,000      $10,000    $10,000
8/31/2006       $ 9,614    $10,238   $10,278      $10,153    $10,044      2.379310%        2.776852%       1.530000%     0.441709%
9/30/2006       $ 9,632    $10,502   $10,296      $10,242    $10,088      2.577000%        0.174011%       0.878400%     0.440395%
10/31/2006      $ 9,981    $10,844   $10,697      $10,310    $10,127      3.258610%        3.898312%       0.661490%     0.385895%
11/30/2006      $10,311    $11,050   $11,020      $10,430    $10,170      1.901600%        3.016257%       1.160000%     0.426106%
12/31/2006      $10,409    $11,205   $11,366      $10,369    $10,214      1.402780%        3.145392%      -0.580000%     0.432202%
1/31/2007       $10,610    $11,375   $11,444      $10,365    $10,256      1.512320%        0.684340%      -0.041030%     0.404594%
2/28/2007       $10,552    $11,152   $11,538      $10,525    $10,296     -1.955880%        0.821455%       1.542000%     0.389498%
3/31/2007       $10,708    $11,277   $11,838      $10,525    $10,343      1.118500%        2.596354%       0.003050%     0.455100%
4/30/2007       $11,062    $11,776   $12,374      $10,582    $10,387      4.429530%        4.532205%       0.540000%     0.432004%
5/31/2007       $11,416    $12,187   $12,608      $10,502    $10,434      3.489510%        1.887661%      -0.757850%     0.448998%
6/30/2007       $11,387    $11,985   $12,627      $10,471    $10,473     -1.661330%        0.154286%      -0.295820%     0.376000%
7/31/2007       $11,094    $11,613   $12,442      $10,558    $10,513     -3.100480%       -1.462030%       0.834140%     0.382000%
8/31/2007       $11,182    $11,787   $12,251      $10,687    $10,573      1.499010%       -1.538812%       1.225650%     0.571100%
9/30/2007       $11,769    $12,228   $12,909      $10,768    $10,611      3.739880%        5.369083%       0.758630%     0.361000%
10/31/2007      $12,268    $12,423   $13,417      $10,865    $10,644      1.590680%        3.940282%       0.898290%     0.303500%
11/30/2007      $11,622    $11,903   $12,980      $11,060    $10,692     -4.180660%       -3.262483%       1.798310%     0.451000%
12/31/2007      $11,559    $11,821   $12,688      $11,091    $10,716     -0.693760%       -2.245007%       0.280000%     0.232600%
1/31/2008       $10,654    $11,112   $11,517      $11,278    $10,771     -5.998160%       -9.228039%       1.680000%     0.512000%
2/29/2008       $10,594    $10,751   $11,686      $11,293    $10,790     -3.248580%        1.463684%       0.138800%     0.173360%
3/31/2008       $10,358    $10,704   $11,569      $11,332    $10,815     -0.431800%       -1.004118%       0.341190%     0.230700%
4/30/2008       $10,915    $11,226   $12,211      $11,308    $10,826      4.870310%        5.556276%      -0.208970%     0.105400%
5/31/2008       $11,243    $11,371   $12,354      $11,225    $10,832      1.295260%        1.163856%      -0.733300%     0.049500%
6/30/2008       $10,421    $10,412   $11,346      $11,216    $10,848     -8.430360%       -8.158399%      -0.080000%     0.151500%
7/31/2008       $10,216    $10,325   $10,982      $11,207    $10,869     -0.840620%       -3.201279%      -0.081590%     0.198000%
8/31/2008       $10,247    $10,474   $10,540      $11,314    $10,884      1.446470%       -4.026118%       0.950000%     0.136100%
9/30/2008       $ 9,189    $ 9,541   $ 9,020      $11,162    $10,914     -8.910730%      -14.424379%      -1.343160%     0.273700%
10/31/2008      $ 7,567    $ 7,939   $ 7,200      $10,898    $10,931    -16.794790%      -20.173555%      -2.360420%     0.153200%
11/30/2008      $ 7,156    $ 7,369   $ 6,814      $11,253    $10,943      7.175460%       -5.358220%       3.254990%     0.108500%
12/31/2008      $ 7,401    $ 7,447   $ 7,225      $11,673    $10,941      1.064030%        6.023190%       3.730920%    -0.015500%

  Total Returns  -25.99%    -25.53%   -27.75%       16.73%      9.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                         12/31/08
------------------------        --------
1-Year                           -36.96%
Since Inception (8/1/06)         -10.15%

CLASS C (8/1/06 - 12/31/08)

                              (PERFORMANCE GRAPH)

                 FRANKLIN
                TEMPLETON                         BARCLAYS    PAYDEN &                       MSCI      BarCap US   P&R 90 Day
                   2035                           CAPITAL     RYGEL 90-      S&P 500        EAFE GR     Agg Bond   US Treasury
                RETIREMENT                          U.S.      DAY U.S.        TR (IA          USD        TR USD      Index TR
               TARGET FUND  S&P 500   MSCI EAFE  AGGREGATE    TREASURY      Extended)       (%Total     (%Total     (%Total
                - CLASS C    INDEX      INDEX    BOND INDEX    INDEX    (%Total Return)     Return)     Return)     Return)
               -----------  -------   ---------  ----------   --------- ---------------  -----------   ----------  -----------
  8/1/2006       $10,000    $10,000    $10,000    $10,000     $10,000
  8/31/2006      $10,190    $10,238    $10,278    $10,153     $10,044      2.379310%       2.776852%    1.530000%   0.441709%
  9/30/2006      $10,210    $10,502    $10,296    $10,242     $10,088      2.577000%       0.174011%    0.878400%   0.440395%
 10/31/2006      $10,580    $10,844    $10,697    $10,310     $10,127      3.258610%       3.898312%    0.661490%   0.385895%
 11/30/2006      $10,910    $11,050    $11,020    $10,430     $10,170      1.901600%       3.016257%    1.160000%   0.426106%
 12/31/2006      $11,014    $11,205    $11,366    $10,369     $10,214      1.402780%       3.145392%   -0.580000%   0.432202%
  1/31/2007      $11,217    $11,375    $11,444    $10,365     $10,256      1.512320%       0.684340%   -0.041030%   0.404594%
  2/28/2007      $11,146    $11,152    $11,538    $10,525     $10,296     -1.955880%       0.821455%    1.542000%   0.389498%
  3/31/2007      $11,311    $11,277    $11,838    $10,525     $10,343      1.118500%       2.596354%    0.003050%   0.455100%
  4/30/2007      $11,676    $11,776    $12,374    $10,582     $10,387      4.429530%       4.532205%    0.540000%   0.432004%
  5/31/2007      $12,051    $12,187    $12,608    $10,502     $10,434      3.489510%       1.887661%   -0.757850%   0.448998%
  6/30/2007      $12,000    $11,985    $12,627    $10,471     $10,473     -1.661330%       0.154286%   -0.295820%   0.376000%
  7/31/2007      $11,689    $11,613    $12,442    $10,558     $10,513     -3.100480%      -1.462030%    0.834140%   0.382000%
  8/31/2007      $11,782    $11,787    $12,251    $10,687     $10,573      1.499010%      -1.538812%    1.225650%   0.571100%
  9/30/2007      $12,394    $12,228    $12,909    $10,768     $10,611      3.739880%       5.369083%    0.758630%   0.361000%
 10/31/2007      $12,903    $12,423    $13,417    $10,865     $10,644      1.590680%       3.940282%    0.898290%   0.303500%
 11/30/2007      $12,208    $11,903    $12,980    $11,060     $10,692     -4.180660%      -3.262483%    1.798310%   0.451000%
 12/31/2007      $12,129    $11,821    $12,688    $11,091     $10,716     -0.693760%      -2.245007%    0.280000%   0.232600%
  1/31/2008      $11,181    $11,112    $11,517    $11,278     $10,771     -5.998160%      -9.228039%    1.680000%   0.512000%
  2/29/2008      $11,108    $10,751    $11,686    $11,293     $10,790     -3.248580%       1.463684%    0.138800%   0.173360%
  3/31/2008      $10,847    $10,704    $11,569    $11,332     $10,815     -0.431800%      -1.004118%    0.341190%   0.230700%
  4/30/2008      $11,437    $11,226    $12,211    $11,308     $10,826      4.870310%       5.556276%   -0.208970%   0.105400%
  5/31/2008      $11,763    $11,371    $12,354    $11,225     $10,832      1.295260%       1.163856%   -0.733300%   0.049500%
  6/30/2008      $10,903    $10,412    $11,346    $11,216     $10,848     -8.430360%      -8.158399%   -0.080000%   0.151500%
  7/31/2008      $10,686    $10,325    $10,982    $11,207     $10,869     -0.840620%      -3.201279%   -0.081590%   0.198000%
  8/31/2008      $10,708    $10,474    $10,540    $11,314     $10,884      1.446470%      -4.026118%    0.950000%   0.136100%
  9/30/2008      $ 9,610    $ 9,541    $ 9,020    $11,162     $10,914     -8.910730%     -14.424379%   -1.343160%   0.273700%
 10/31/2008      $ 7,903    $ 7,939    $ 7,200    $10,898     $10,931    -16.794790%     -20.173555%   -2.360420%   0.153200%
 11/30/2008      $ 7,468    $ 7,369    $ 6,814    $11,253     $10,943     -7.175460%      -5.358220%    3.254990%   0.108500%
 12/31/2008      $ 7,721    $ 7,447    $ 7,225    $11,673     $10,941      1.064030%       6.023190%    3.730920%  -0.015500%

Total Returns   -22.79%   - 25.53%   - 27.75%     16.73%       9.41%

30 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS R                     12/31/08
------------------------    --------
1-Year                       -36.05%
Since Inception (8/1/06)      -9.68%

CLASS R (8/1/06 - 12/31/08)

                              (PERFORMANCE GRAPH)

                 FRANKLIN
                TEMPLETON                         BARCLAYS   PAYDEN &                        MSCI       BarCap US  P&R 90 Day
                   2035                           CAPITAL    RYGEL 90-      S&P 500         EAFE GR     Agg Bond   US Treasury
                RETIREMENT                          U.S.     DAY U.S.        TR (IA           USD        TR USD     Index TR
               TARGET FUND  S&P 500   MSCI EAFE  AGGREGATE   TREASURY      Extended)        (%Total      (%Total    (%Total
                - CLASS R    INDEX      INDEX    BOND INDEX   INDEX     (%Total Return)     Return)      Return)    Return)
               -----------  --------  ---------  ----------  ---------  ---------------  -----------  -----------  -----------
   8/1/2006      $10,000    $10,000    $10,000    $10,000    $10,000
  8/31/2006      $10,190    $10,238    $10,278    $10,153    $10,044       2.379310%       2.776852%    1.530000%   0.441709%
  9/30/2006      $10,220    $10,502    $10,296    $10,242    $10,088       2.577000%       0.174011%    0.878400%   0.440395%
  10/31/2006     $10,590    $10,844    $10,697    $10,310    $10,127       3.258610%       3.898312%    0.661490%   0.385895%
  11/30/2006     $10,930    $11,050    $11,020    $10,430    $10,170       1.901600%       3.016257%    1.160000%   0.426106%
  12/31/2006     $11,040    $11,205    $11,366    $10,369    $10,214       1.402780%       3.145392%   -0.580000%   0.432202%
  1/31/2007      $11,253    $11,375    $11,444    $10,365    $10,256       1.512320%       0.684340%   -0.041030%   0.404594%
  2/28/2007      $11,182    $11,152    $11,538    $10,525    $10,296      -1.955880%       0.821455%    1.542000%   0.389498%
  3/31/2007      $11,337    $11,277    $11,838    $10,525    $10,343       1.118500%       2.596354%    0.003050%   0.455100%
  4/30/2007      $11,712    $11,776    $12,374    $10,582    $10,387       4.429530%       4.532205%    0.540000%   0.432004%
  5/31/2007      $12,098    $12,187    $12,608    $10,502    $10,434       3.489510%       1.887661%   -0.757850%   0.448998%
  6/30/2007      $12,057    $11,985    $12,627    $10,471    $10,473      -1.661330%       0.154286%   -0.295820%   0.376000%
  7/31/2007      $11,746    $11,613    $12,442    $10,558    $10,513      -3.100480%      -1.462030%    0.834140%   0.382000%
  8/31/2007      $11,839    $11,787    $12,251    $10,687    $10,573       1.499010%      -1.538812%    1.225650%   0.571100%
  9/30/2007      $12,462    $12,228    $12,909    $10,768    $10,611       3.739880%       5.369083%    0.758630%   0.361000%
  10/31/2007     $12,981    $12,423    $13,417    $10,865    $10,644       1.590680%       3.940282%    0.898290%   0.303500%
  11/30/2007     $12,296    $11,903    $12,980    $11,060    $10,692      -4.180660%      -3.262483%    1.798310%   0.451000%
  12/31/2007     $12,227    $11,821    $12,688    $11,091    $10,716      -0.693760%      -2.245007%    0.280000%   0.232600%
  1/31/2008      $11,278    $11,112    $11,517    $11,278    $10,771      -5.998160%      -9.228039%    1.680000%   0.512000%
  2/29/2008      $11,204    $10,751    $11,686    $11,293    $10,790      -3.248580%       1.463684%    0.138800%   0.173360%
  3/31/2008      $10,953    $10,704    $11,569    $11,332    $10,815      -0.431800%      -1.004118%    0.341190%   0.230700%
  4/30/2008      $11,544    $11,226    $12,211    $11,308    $10,826       4.870310%       5.556276%   -0.208970%   0.105400%
  5/31/2008      $11,882    $11,371    $12,354    $11,225    $10,832       1.295260%       1.163856%   -0.733300%   0.049500%
  6/30/2008      $11,010    $10,412    $11,346    $11,216    $10,848      -8.430360%      -8.158399%   -0.080000%   0.151500%
  7/31/2008      $10,803    $10,325    $10,982    $11,207    $10,869      -0.840620%      -3.201279%   -0.081590%   0.198000%
  8/31/2008      $10,825    $10,474    $10,540    $11,314    $10,884       1.446470%      -4.026118%    0.950000%   0.136100%
  9/30/2008      $ 9,714    $ 9,541    $ 9,020    $11,162    $10,914      -8.910730%     -14.424379%   -1.343160%   0.273700%
  10/31/2008     $ 7,993    $ 7,939    $ 7,200    $10,898    $10,931     -16.794790%     -20.173555%   -2.360420%   0.153200%
  11/30/2008     $ 7,558    $ 7,369    $ 6,814    $11,253    $10,943      -7.175460%      -5.358220%    3.254990%   0.108500%
  12/31/2008     $ 7,819    $ 7,447    $ 7,225    $11,673    $10,941       1.064030%       6.023190%    3.730920%  -0.015500%

Total Returns    - 21.81%   - 25.53%   - 27.75%     16.73%      9.41%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               12/31/08
------------------------    ---------
1-Year                       -35.72%
Since Inception (8/1/06)      -9.22%

ADVISOR CLASS (8/1/06 - 12/31/08)

                              (PERFORMANCE GRAPH)

                 FRANKLIN
                TEMPLETON                                                                                              P&R 90
                   2035                             BARCLAYS   PAYDEN &                        MSCI       BarCap US    Day US
                RETIREMENT                           CAPITAL   RYGEL 90      S&P 500          EAFE GR      Agg Bond   Treasury
                  TARGET                              U.S.     -DAY U.S.      TR (IA            USD        TR USD     Index TR
                  FUND -      S&P 500   MSCI EAFE   AGGREGATE  TREASURY     Extended)         (%Total      (%Total     (%Total
               ADVISOR CLASS   INDEX      INDEX    BOND INDEX    INDEX    (%Total Return)     Return)      Return)     Return)
               -------------  -------   ---------  ----------  ---------  ---------------  -----------  -----------  ----------
   8/1/2006      $10,000      $10,000    $10,000     $10,000    $10,000
  8/31/2006      $10,200      $10,238    $10,278     $10,153    $10,044     2.379310%        2.776852%    1.530000%   0.441709%
  9/30/2006      $10,230      $10,502    $10,296     $10,242    $10,088     2.577000%        0.174011%    0.878400%   0.440395%
  10/31/2006     $10,610      $10,844    $10,697     $10,310    $10,127     3.258610%        3.898312%    0.661490%   0.385895%
  11/30/2006     $10,950      $11,050    $11,020     $10,430    $10,170     1.901600%        3.016257%    1.160000%   0.426106%
  12/31/2006     $11,060      $11,205    $11,366     $10,369    $10,214     1.402780%        3.145392%   -0.580000%   0.432202%
  1/31/2007      $11,284      $11,375    $11,444     $10,365    $10,256     1.512320%        0.684340%   -0.041030%   0.404594%
  2/28/2007      $11,213      $11,152    $11,538     $10,525    $10,296    -1.955880%        0.821455%    1.542000%   0.389498%
  3/31/2007      $11,388      $11,277    $11,838     $10,525    $10,343     1.118500%        2.596354%    0.003050%   0.455100%
  4/30/2007      $11,764      $11,776    $12,374     $10,582    $10,387     4.429530%        4.532205%    0.540000%   0.432004%
  5/31/2007      $12,150      $12,187    $12,608     $10,502    $10,434     3.489510%        1.887661%   -0.757850%   0.448998%
  6/30/2007      $12,120      $11,985    $12,627     $10,471    $10,473    -1.661330%        0.154286%   -0.295820%   0.376000%
  7/31/2007      $11,808      $11,613    $12,442     $10,558    $10,513    -3.100480%       -1.462030%    0.834140%   0.382000%
  8/31/2007      $11,912      $11,787    $12,251     $10,687    $10,573     1.499010%       -1.538812%    1.225650%   0.571100%
  9/30/2007      $12,535      $12,228    $12,909     $10,768    $10,611     3.739880%        5.369083%    0.758630%   0.361000%
  10/31/2007     $13,065      $12,423    $13,417     $10,865    $10,644     1.590680%        3.940282%    0.898290%   0.303500%
  11/30/2007     $12,390      $11,903    $12,980     $11,060    $10,692    -4.180660%       -3.262483%    1.798310%   0.451000%
  12/31/2007     $12,314      $11,821    $12,688     $11,091    $10,716    -0.693760%       -2.245007%    0.280000%   0.232600%
  1/31/2008      $11,362      $11,112    $11,517     $11,278    $10,771    -5.998160%       -9.228039%    1.680000%   0.512000%
  2/29/2008      $11,299      $10,751    $11,686     $11,293    $10,790    -3.248580%        1.463684%    0.138800%   0.173360%
  3/31/2008      $11,047      $10,704    $11,569     $11,332    $10,815    -0.431800%       -1.004118%    0.341190%   0.230700%
  4/30/2008      $11,650      $11,226    $12,211     $11,308    $10,826     4.870310%        5.556276%   -0.208970%   0.105400%
  5/31/2008      $11,989      $11,371    $12,354     $11,225    $10,832     1.295260%        1.163856%   -0.733300%   0.049500%
  6/30/2008      $11,125      $10,412    $11,346     $11,216    $10,848    -8.430360%       -8.158399%   -0.080000%   0.151500%
  7/31/2008      $10,907      $10,325    $10,982     $11,207    $10,869    -0.840620%       -3.201279%   -0.081590%   0.198000%
  8/31/2008      $10,940      $10,474    $10,540     $11,314    $10,884     1.446470%       -4.026118%    0.950000%   0.136100%
  9/30/2008      $ 9,826      $ 9,541    $ 9,020     $11,162    $10,914    -8.910730%      -14.424379%   -1.343160%   0.273700%
  10/31/2008     $ 8,090      $ 7,939    $ 7,200     $10,898    $10,931   -16.794790%      -20.173555%   -2.360420%   0.153200%
  11/30/2008     $ 7,653      $ 7,369    $ 6,814     $11,253    $10,943    -7.175460%       -5.358220%    3.254990%   0.108500%
  12/31/2008     $ 7,916      $ 7,447    $ 7,225     $11,673    $10,941     1.064030%        6.023190%    3.730920%  -0.015500%

Total Returns    - 20.84%     - 25.53%   - 27.75%      16.73%      9.41%

                                                              Annual Report | 31

ENDNOTES

WHILE AN ASSET ALLOCATION PLAN CAN BE A VALUABLE TOOL TO HELP REDUCE OVERALL VOLATILITY, ALL INVESTMENTS INVOLVE SOME DEGREE OF RISK. GENERALLY, INVESTORS SHOULD BE COMFORTABLE WITH SOME FLUCTUATION IN THE VALUE OF THEIR INVESTMENTS, ESPECIALLY OVER THE SHORT TERM. STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORTER TERM. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THOSE SAME RISKS. THESE RISKS ARE DESCRIBED IN THE FUND'S PROSPECTUS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Sources: (C) 2009 Morningstar; Payden & Rygel. See page 26 for descriptions of the S&P 500, the MSCI EAFE Index, the BC U.S. Aggregate Index and the Payden & Rygel 90 Day U.S. T-Bill Index.

32 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                  BEGINNING       ENDING         EXPENSES PAID       EXPENSES PAID
                                ACCOUNT VALUE  ACCOUNT VALUE     DURING PERIOD       DURING PERIOD
CLASS A                            7/1/08        12/31/08*    7/1/08 - 12/31/08*  7/1/08 - 12/31/08**
------------------------------  -------------  -------------  ------------------  -------------------
Actual                            $1,000        $  710.20            $2.06              $ 5.72
Hypothetical
   (5% return before expenses)    $1,000        $1,022.72            $2.44              $ 6.75

CLASS C
Actual                            $1,000        $  708.10            $5.07              $ 8.72
Hypothetical
   (5% return before expenses)    $1,000        $1,019.20            $5.99              $10.28

CLASS R
Actual                            $1,000        $  710.20            $2.92              $ 6.58
Hypothetical
   (5% return before expenses)    $1,000        $1,021.72            $3.46              $ 7.76

ADVISOR CLASS
Actual                            $1,000        $  711.50            $0.77              $ 4.43
Hypothetical
   (5% return before expenses)    $1,000        $1,024.23            $0.92              $ 5.23

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.48%; C: 1.18%; R: 0.68%; and Advisor:
      0.18%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.33%; C: 2.03%; R: 1.53%; and Advisor:
      1.03%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

34 | Annual Report

Franklin Templeton
2045 Retirement Target Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton 2045 Retirement Target Fund seeks the highest level of long-term total return, which consists of capital appreciation and income, consistent with the Fund's asset allocation. The Fund allocates among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of Franklin Templeton mutual funds (underlying funds), within an increasing emphasis on income as the target date of 2045 approaches.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL
(800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

ASSET ALLOCATION*

Franklin Templeton 2045 Retirement Target Fund
Based on Total Net Assets as of 12/31/08

Domestic Equity                             66.7%
Foreign Equity                              30.7%
Short-Term Investments & Other Net Assets    2.6%

* The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

This annual report for Franklin Templeton 2045 Retirement Target Fund covers the fiscal year ended December 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton 2045 Retirement Target Fund - Class A had a -37.46% cumulative total return for the 12 months ended December 31, 2008. By comparison the Fund's benchmarks, the Standard & Poor's 500 Index (S&P 500) and Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S SOI, WHICH BEGINS ON PAGE 64.

                                                              Annual Report | 35

TOP 10 FUND HOLDINGS
Franklin Templeton
2045 Retirement Target Fund 12/31/08

                                                       % OF TOTAL
                                                       NET  ASSETS
                                                       -----------
Franklin Flex Cap Growth Fund -  Advisor Class            22.3%
Mutual Shares Fund -  Class Z                             20.4%
Mutual European Fund -  Class Z                           11.8%
Franklin Small Cap Growth Fund -  Advisor Class           10.8%
Franklin Gold and Precious Metals Fund - Advisor Class     6.0%
Templeton Foreign Fund -  Advisor Class                    5.8%
Templeton China World Fund -  Advisor Class                4.9%
Franklin Growth Opportunities Fund - Advisor Class         4.8%
Franklin MicroCap Value Fund -  Advisor Class              4.6%
Franklin Natural Resources Fund -  Advisor Class           3.9%

(EAFE) Index for equities, the Barclays Capital (BC; formerly, Lehman Brothers) U.S. Aggregate Index for fixed income, and the Payden & Rygel (P&R) 90 Day U.S. T-Bill Index for short-term investments and other net assets, had total returns of -37.00%, -43.06%, +5.24% and +2.10%, respectively, during the same time.(1 )You can find other performance data in the Performance Summary beginning on page 38.

INVESTMENT STRATEGY

When selecting equity funds, we consider the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed income funds, our primary focus is on obtaining a maximum amount of current income. In evaluating the risk level of the underlying funds, we analyze such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next). We attempt to invest the assets of each Fund in the same underlying funds and will vary the underlying funds' allocation percentages based upon each Fund's risk/return level. We change the Fund's target asset allocation gradually over time, and it becomes increasingly conservative as the stated target date draws near.

MANAGER'S DISCUSSION

The Fund's performance can be attributed largely to its allocation among equities, and short-term investments and other net assets, and by the actual performance of the selected underlying funds. This allocation shifts every year, in accordance with the retirement date associated with the portfolio.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Payden & Rygel. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

36 | Annual Report

At period-end, Franklin Templeton 2045 Retirement Target Fund's domestic equity exposure was 68.4% of its total equity weighting, and foreign equity made up the balance. The portfolio was diversified across capitalization sizes and investment styles, and on December 31, 2008, we held shares in large-, mid-and small-capitalization equity funds, representing both growth and value styles. Franklin Flex Cap Growth Fund - Advisor Class, at 22.3% of the Fund's total net assets, was our largest equity fund weighting at period-end.

Our largest domestic growth fund holding, Franklin Flex Cap Growth Fund - Advisor Class, and our largest domestic value fund holding, Mutual Shares Fund - Class Z, performed comparably to the S&P 500. Conversely, Franklin Small Cap Growth Fund - Advisor Class underperformed the S&P 500. Our largest foreign equity holding, Mutual European Fund - Class Z, performed better than the MSCI EAFE Index. However, Templeton Foreign Fund - Advisor Class, underperformed the MSCI EAFE Index.

Thank you for your continued participation in Franklin Templeton 2045 Retirement Target Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)

/s/ T. Anthony Coffey
---------------------------------------------
T. Anthony Coffey, CFA
Portfolio Manager
Franklin Templeton 2045 Retirement Target Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                              Annual Report | 37

Performance Summary as of 12/31/08

FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                                          CHANGE  12/31/08  12/31/07
----------------------------------------------                 ------  --------  --------
Net Asset Value (NAV)                                          -$4.68     $6.89    $11.57
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                                      $0.0839
Long-Term Capital Gain                               $0.3700
   TOTAL                                             $0.4539

CLASS C (SYMBOL: N/A)                                          CHANGE  12/31/08  12/31/07
----------------------------------------------                 ------  --------  --------
Net Asset Value (NAV)                                          -$4.67     $6.81    $11.48
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                                      $0.0535
Long-Term Capital Gain                               $0.3700
   TOTAL                                             $0.4235

CLASS R (SYMBOL: N/A)                                          CHANGE  12/31/08  12/31/07
----------------------------------------------                 ------  --------  --------
Net Asset Value (NAV)                                          -$4.66     $6.88    $11.54
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                                      $0.0565
Long-Term Capital Gain                               $0.3700
   TOTAL                                             $0.4265

ADVISOR CLASS (SYMBOL: N/A)                                    CHANGE  12/31/08  12/31/07
----------------------------------------------                 ------  --------  --------
Net Asset Value (NAV)                                          -$4.70     $6.89    $11.59
DISTRIBUTIONS (1/1/08-12/31/08)
Dividend Income                                      $0.1042
Long-Term Capital Gain                               $0.3700
   TOTAL                                             $0.4742

38 | Annual Report

PERFORMANCE (1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                    1-YEAR    INCEPTION (8/1/06)
--------------------------------------------              --------   ------------------
Cumulative Total Return (2)                                -37.46%        -23.03%
Average Annual Total Return (3)                            -41.08%        -12.44%
Value of $10,000 Investment (4)                           $ 5,892        $ 7,254
   Total Annual Operating Expenses (5)
     Without Waiver                              7.73%
     With Waiver                                 1.34%

CLASS C                                                    1-YEAR    INCEPTION (8/1/06)
--------------------------------------------            --------   ------------------
Cumulative Total Return (2)                                -37.95%        -24.38%
Average Annual Total Return (3)                            -38.55%        -10.92%
Value of $10,000 Investment (4)                           $ 6,145        $ 7,562
   Total Annual Operating Expenses (5)
     Without Waiver                              8.43%
     With Waiver                                 2.04%

CLASS R                                                     1-YEAR   INCEPTION (8/1/06)
--------------------------------------------              ---------  ------------------
Cumulative Total Return (2)                                -37.64%        -23.46%
Average Annual Total Return (3)                            -37.64%        -10.47%
Value of $10,000 Investment (4)                           $ 6,236        $ 7,654
   Total Annual Operating Expenses (5)
     Without Waiver                              7.93%
     With Waiver                                 1.54%

ADVISOR CLASS                                              1-YEAR    INCEPTION (8/1/06)
--------------------------------------------              --------   ------------------
Cumulative Total Return (2)                                -37.39%        -22.60%
Average Annual Total Return (3)                            -37.39%        -10.06%
Value of $10,000 Investment (4)                           $ 6,261        $ 7,740
   Total Annual Operating Expenses (5)
     Without Waiver                              7.43%
     With Waiver                                 1.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT THE FUND'S COMMON EXPENSES (I.E., A COMBINATION OF ASSET ALLOCATION FEES AND OTHER EXPENSES, INCLUDING ESTIMATED INDIRECT UNDERLYING FUND EXPENSES, BUT EXCLUDING DISTRIBUTION AND SERVICE (12B-1) FEES), DO NOT EXCEED 1.04% FOR EACH CLASS (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/09.

                                                              Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT (1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                           12/31/08
-------                           --------
1-Year                             -41.08%
Since Inception (8/1/06)           -12.44%

CLASS A (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                 FRANKLIN                                                                                                P&R 90
                TEMPLETON                        BARCLAYS   PAYDEN &                                         BarCap      Day US
                  2045                           CAPITAL    RYGEL 90-      S&P 500           MSCI        US Agg Bond    Treasury
                RETIREMENT                         U.S.     DAY U.S.       TR (IA           EAFE GR         TR USD      Index TR
               TARGET FUND  S&P 500   MSCI EAFE AGGREGATE   TREASURY      Extended)           USD           (%Total     (%Total
                - CLASS A    INDEX     INDEX    BOND INDEX   INDEX     (%Total Return)  (%Total Return)     Return)     Return)
               -----------  --------  --------- ----------  ---------  ---------------  ---------------  ------------  ----------
     8/1/2006    $ 9,425     $10,000   $10,000   $10,000    $10,000
    8/31/2006    $ 9,614     $10,238   $10,278   $10,153    $10,044      2.37931000%      2.77685200%     1.53000000%   0.441709%
    9/30/2006    $ 9,632     $10,502   $10,296   $10,242    $10,088      2.57700000%      0.17401100%     0.87840000%   0.440395%
   10/31/2006    $ 9,991     $10,844   $10,697   $10,310    $10,127      3.25861000%      3.89831200%     0.66149000%   0.385895%
   11/30/2006    $10,311     $11,050   $11,020   $10,430    $10,170      1.90160000%      3.01625700%     1.16000000%   0.426106%
   12/31/2006    $10,420     $11,205   $11,366   $10,369    $10,214      1.40278000%      3.14539200%    -0.58000000%   0.432202%
    1/31/2007    $10,621     $11,375   $11,444   $10,365    $10,256      1.51232000%      0.68434000%    -0.04103000%   0.404594%
    2/28/2007    $10,563     $11,152   $11,538   $10,525    $10,296     -1.95588000%      0.82145500%     1.54200000%   0.389498%
    3/31/2007    $10,738     $11,277   $11,838   $10,525    $10,343      1.11850000%      2.59635400%     0.00305000%   0.455100%
    4/30/2007    $11,093     $11,776   $12,374   $10,582    $10,387      4.42953000%      4.53220500%     0.54000000%   0.432004%
    5/31/2007    $11,456     $12,187   $12,608   $10,502    $10,434      3.48951000%      1.88766100%    -0.75785000%   0.448998%
    6/30/2007    $11,432     $11,985   $12,627   $10,471    $10,473     -1.66133000%      0.15428600%    -0.29582000%   0.376000%
    7/31/2007    $11,137     $11,613   $12,442   $10,558    $10,513     -3.10048000%     -1.46203000%     0.83414000%   0.382000%
    8/31/2007    $11,245     $11,787   $12,251   $10,687    $10,573      1.49901000%     -1.53881200%     1.22565000%   0.571100%
    9/30/2007    $11,846     $12,228   $12,909   $10,768    $10,611      3.73988000%      5.36908300%     0.75863000%   0.361000%
   10/31/2007    $12,338     $12,423   $13,417   $10,865    $10,644      1.59068000%      3.94028200%     0.89829000%   0.303500%
   11/30/2007    $11,668     $11,903   $12,980   $11,060    $10,692     -4.18066000%     -3.26248300%     1.79831000%   0.451000%
   12/31/2007    $11,600     $11,821   $12,688   $11,091    $10,716     -0.69376000%     -2.24500700%     0.28000000%   0.232600%
    1/31/2008    $10,667     $11,112   $11,517   $11,278    $10,771     -5.99816000%     -9.22803900%     1.68000000%   0.512000%
    2/29/2008    $10,617     $10,751   $11,686   $11,293    $10,790     -3.24858000%      1.46368400%     0.13880000%   0.173360%
    3/31/2008    $10,380     $10,704   $11,569   $11,332    $10,815     -0.43180000%     -1.00411800%     0.34119000%   0.230700%
    4/30/2008    $10,961     $11,226   $12,211   $11,308    $10,826      4.87031000%      5.55627600%    -0.20897000%   0.105400%
    5/31/2008    $11,302     $11,371   $12,354   $11,225    $10,832      1.29526000%      1.16385600%    -0.73330000%   0.049500%
    6/30/2008    $10,451     $10,412   $11,346   $11,216    $10,848     -8.43036000%     -8.15839900%    -0.08000000%   0.151500%
    7/31/2008    $10,233     $10,325   $10,982   $11,207    $10,869     -0.84062000%     -3.20127900%    -0.08159000%   0.198000%
    8/31/2008    $10,264     $10,474   $10,540   $11,314    $10,884      1.44647000%     -4.02611800%     0.95000000%   0.136100%
    9/30/2008    $ 9,163     $ 9,541   $ 9,020   $11,162    $10,914     -8.91073000%    -14.42437900%    -1.34316000%   0.273700%
   10/31/2008    $ 7,470     $ 7,939   $ 7,200   $10,898    $10,931    -16.79479000%    -20.17355500%    -2.36042000%   0.153200%
   11/30/2008    $ 7,012     $ 7,369   $ 6,814   $11,253    $10,943     -7.17546000%     -5.35822000%     3.25499000%   0.108500%
   12/31/2008    $ 7,254     $ 7,447   $ 7,225   $11,673    $10,941      1.06403000%      6.02319000%     3.73092000%  -0.015500%
Total Returns     -27.46%     -25.53%   -27.75%    16.73%      9.41%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                           12/31/08
-------                           --------
1-Year                             -38.55%
Since Inception (8/1/06)           -10.92%

CLASS C (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)

                 FRANKLIN
                TEMPLETON                                                                                   BarCap         P&R 90
                  2045                           BARCLAYS    PAYDEN &                                       US Agg        Day US
                RETIREMENT                       CAPITAL    RYGEL 90-     S&P 500         MSCI EAFE        Bond TR       Treasury
                  TARGET                           U.S.      DAY U.S.     TR (IA            GR USD            USD         Index TR
                   FUND -   S&P 500   MSCI EAFE AGGREGATE   TREASURY     Extended)         (%Total         (%Total        (%Total
                 CLASS C     INDEX      INDEX   BOND INDEX   INDEX     (%Total Return)     Return)          Return)       Return)
               -----------  --------  --------- ----------  ---------  ---------------  ---------------  ------------  ------------
     8/1/2006    $10,000     $10,000   $10,000   $10,000     $10,000
    8/31/2006    $10,190     $10,238   $10,278   $10,153     $10,044     2.37931000%      2.77685200%     1.53000000%   0.44170900%
    9/30/2006    $10,210     $10,502   $10,296   $10,242     $10,088     2.57700000%      0.17401100%     0.87840000%   0.44039500%
   10/31/2006    $10,590     $10,844   $10,697   $10,310     $10,127     3.25861000%      3.89831200%     0.66149000%   0.38589500%
   11/30/2006    $10,920     $11,050   $11,020   $10,430     $10,170     1.90160000%      3.01625700%     1.16000000%   0.42610600%
   12/31/2006    $11,030     $11,205   $11,366   $10,369     $10,214     1.40278000%      3.14539200%    -0.58000000%   0.43220200%
    1/31/2007    $11,243     $11,375   $11,444   $10,365     $10,256     1.51232000%      0.68434000%    -0.04103000%   0.40459400%
    2/28/2007    $11,172     $11,152   $11,538   $10,525     $10,296    -1.95588000%      0.82145500%     1.54200000%   0.38949800%
    3/31/2007    $11,347     $11,277   $11,838   $10,525     $10,343     1.11850000%      2.59635400%     0.00305000%   0.45510000%
    4/30/2007    $11,723     $11,776   $12,374   $10,582     $10,387     4.42953000%      4.53220500%     0.54000000%   0.43200400%
    5/31/2007    $12,098     $12,187   $12,608   $10,502     $10,434     3.48951000%      1.88766100%    -0.75785000%   0.44899800%
    6/30/2007    $12,062     $11,985   $12,627   $10,471     $10,473    -1.66133000%      0.15428600%    -0.29582000%   0.37600000%
    7/31/2007    $11,749     $11,613   $12,442   $10,558     $10,513    -3.10048000%     -1.46203000%     0.83414000%   0.38200000%
    8/31/2007    $11,843     $11,787   $12,251   $10,687     $10,573     1.49901000%     -1.53881200%     1.22565000%   0.57110000%
    9/30/2007    $12,470     $12,228   $12,909   $10,768     $10,611     3.73988000%      5.36908300%     0.75863000%   0.36100000%
   10/31/2007    $12,992     $12,423   $13,417   $10,865     $10,644     1.59068000%      3.94028200%     0.89829000%   0.30350000%
   11/30/2007    $12,271     $11,903   $12,980   $11,060     $10,692    -4.18066000%     -3.26248300%     1.79831000%   0.45100000%
   12/31/2007    $12,188     $11,821   $12,688   $11,091     $10,716    -0.69376000%     -2.24500700%     0.28000000%   0.23260000%
    1/31/2008    $11,211     $11,112   $11,517   $11,278     $10,771    -5.99816000%     -9.22803900%     1.68000000%   0.51200000%
    2/29/2008    $11,137     $10,751   $11,686   $11,293     $10,790    -3.24858000%      1.46368400%     0.13880000%   0.17336000%
    3/31/2008    $10,886     $10,704   $11,569   $11,332     $10,815    -0.43180000%     -1.00411800%     0.34119000%   0.23070000%
    4/30/2008    $11,502     $11,226   $12,211   $11,308     $10,826     4.87031000%      5.55627600%    -0.20897000%   0.10540000%
    5/31/2008    $11,841     $11,371   $12,354   $11,225     $10,832     1.29526000%      1.16385600%    -0.73330000%   0.04950000%
    6/30/2008    $10,951     $10,412   $11,346   $11,216     $10,848    -8.43036000%     -8.15839900%    -0.08000000%   0.15150000%
    7/31/2008    $10,719     $10,325   $10,982   $11,207     $10,869    -0.84062000%     -3.20127900%    -0.08159000%   0.19800000%
    8/31/2008    $10,741     $10,474   $10,540   $11,314     $10,884     1.44647000%     -4.02611800%     0.95000000%   0.13610000%
    9/30/2008    $ 9,575     $ 9,541    $9,020   $11,162     $10,914    -8.91073000%    -14.42437900%    -1.34316000%   0.27370000%
   10/31/2008    $ 7,803     $ 7,939    $7,200   $10,898     $10,931   -16.79479000%    -20.17355500%    -2.36042000%   0.15320000%
   11/30/2008    $ 7,319     $ 7,369    $6,814   $11,253     $10,943    -7.17546000%     -5.35822000%     3.25499000%   0.10850000%
   12/31/2008    $ 7,562     $ 7,447    $7,225   $11,673     $10,941     1.06403000%      6.02319000%     3.73092000%  -0.01550000%
Total Returns     -24.38%     -25.53%   -27.75%    16.73%       9.41%


40 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS R                           12/31/08
-------                           --------
1-Year                             -37.64%
Since Inception (8/1/06)           -10.47%

CLASS R (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)



                FRANKLIN                                                                                    BarCap        P&R 90
                TEMPLETON                        BARCLAYS   PAYDEN &       S&P 500                          US Agg        Day US
                  2045                           CAPITAL    RYGEL 90-       TR (IA         MSCI EAFE         Bond        Treasury
               RETIREMENT                          U.S.     DAY U.S.      Extended)          GR USD         TR USD       Index TR
               TARGET FUND   S&P 500  MSCI EAFE AGGREGATE   TREASURY       (%Total          (%Total        (%Total       (%Total
                - CLASS R     INDEX     INDEX   BOND INDEX    INDEX        Return)          Return)        Return)       Return)
               -----------  --------  --------- ----------  ---------  ---------------  ---------------  ------------  ------------
     8/1/2006    $10,000     $10,000   $10,000    $10,000    $10,000
    8/31/2006    $10,200     $10,238   $10,278    $10,153    $10,044     2.37931000%      2.77685200%     1.53000000%   0.44170900%
    9/30/2006    $10,220     $10,502   $10,296    $10,242    $10,088     2.57700000%      0.17401100%     0.87840000%   0.44039500%
   10/31/2006    $10,600     $10,844   $10,697    $10,310    $10,127     3.25861000%      3.89831200%     0.66149000%   0.38589500%
   11/30/2006    $10,940     $11,050   $11,020    $10,430    $10,170     1.90160000%      3.01625700%     1.16000000%   0.42610600%
   12/31/2006    $11,044     $11,205   $11,366    $10,369    $10,214     1.40278000%      3.14539200%    -0.58000000%   0.43220200%
    1/31/2007    $11,268     $11,375   $11,444    $10,365    $10,256     1.51232000%      0.68434000%    -0.04103000%   0.40459400%
    2/28/2007    $11,207     $11,152   $11,538    $10,525    $10,296    -1.95588000%      0.82145500%     1.54200000%   0.38949800%
    3/31/2007    $11,382     $11,277   $11,838    $10,525    $10,343     1.11850000%      2.59635400%     0.00305000%   0.45510000%
    4/30/2007    $11,758     $11,776   $12,374    $10,582    $10,387     4.42953000%      4.53220500%     0.54000000%   0.43200400%
    5/31/2007    $12,144     $12,187   $12,608    $10,502    $10,434     3.48951000%      1.88766100%    -0.75785000%   0.44899800%
    6/30/2007    $12,108     $11,985   $12,627    $10,471    $10,473    -1.66133000%      0.15428600%    -0.29582000%   0.37600000%
    7/31/2007    $11,805     $11,613   $12,442    $10,558    $10,513    -3.10048000%     -1.46203000%     0.83414000%   0.38200000%
    8/31/2007    $11,909     $11,787   $12,251    $10,687    $10,573     1.49901000%     -1.53881200%     1.22565000%   0.57110000%
    9/30/2007    $12,536     $12,228   $12,909    $10,768    $10,611     3.73988000%      5.36908300%     0.75863000%   0.36100000%
   10/31/2007    $13,059     $12,423   $13,417    $10,865    $10,644     1.59068000%      3.94028200%     0.89829000%   0.30350000%
   11/30/2007    $12,359     $11,903   $12,980    $11,060    $10,692    -4.18066000%     -3.26248300%     1.79831000%   0.45100000%
   12/31/2007    $12,274     $11,821   $12,688    $11,091    $10,716    -0.69376000%     -2.24500700%     0.28000000%   0.23260000%
    1/31/2008    $11,295     $11,112   $11,517    $11,278    $10,771    -5.99816000%     -9.22803900%     1.68000000%   0.51200000%
    2/29/2008    $11,231     $10,751   $11,686    $11,293    $10,790    -3.24858000%      1.46368400%     0.13880000%   0.17336000%
    3/31/2008    $10,979     $10,704   $11,569    $11,332    $10,815    -0.43180000%     -1.00411800%     0.34119000%   0.23070000%
    4/30/2008    $11,596     $11,226   $12,211    $11,308    $10,826     4.87031000%      5.55627600%    -0.20897000%   0.10540000%
    5/31/2008    $11,958     $11,371   $12,354    $11,225    $10,832     1.29526000%      1.16385600%    -0.73330000%   0.04950000%
    6/30/2008    $11,055     $10,412   $11,346    $11,216    $10,848    -8.43036000%     -8.15839900%    -0.08000000%   0.15150000%
    7/31/2008    $10,824     $10,325   $10,982    $11,207    $10,869    -0.84062000%     -3.20127900%    -0.08159000%   0.19800000%
    8/31/2008    $10,846     $10,474   $10,540    $11,314    $10,884     1.44647000%     -4.02611800%     0.95000000%   0.13610000%
    9/30/2008    $ 9,677     $ 9,541   $ 9,020    $11,162    $10,914    -8.91073000%    -14.42437900%    -1.34316000%   0.27370000%
   10/31/2008    $ 7,892     $ 7,939   $ 7,200    $10,898    $10,931   -16.79479000%    -20.17355500%    -2.36042000%   0.15320000%
   11/30/2008    $ 7,407     $ 7,369   $ 6,814    $11,253    $10,943    -7.17546000%     -5.35822000%     3.25499000%   0.10850000%
   12/31/2008    $ 7,654     $ 7,447   $ 7,225    $11,673    $10,941     1.06403000%      6.02319000%     3.73092000%  -0.01550000%

Total Returns     -23.46%     -25.53%   -27.75%     16.73%      9.41%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                     12/31/08
                                  --------
1-Year                             -37.39%
Since Inception (8/1/06)           -10.06%

ADVISOR CLASS (8/1/06-12/31/08)

                              (PERFORMANCE GRAPH)


               FRANKLIN
               TEMPLETON                                                                                                 P&R 90
                  2045                           BARCLAYS    PAYDEN &      S&P 500                         BarCap US     Day US
               RETIREMENT                        CAPITAL    RYGEL 90-      TR (IA         MSCI EAFE        Agg Bond      Treasury
               TARGET FUND                         U.S.      DAY U.S.     Extended)        GR USD           TR USD       Index TR
                - ADVISOR    S&P 500  MSCI EAFE AGGREGATE    TREASURY     (%Total         (%Total          (%Total       (%Total
                CLASS         INDEX      INDEX  BOND INDEX     INDEX       Return)         Return)         Return)       Return)
               -----------  --------  --------- ----------  ---------  ---------------  ---------------  ------------  -----------
     8/1/2006   $10,000     $10,000    $10,000   $10,000     $10,000
    8/31/2006   $10,200     $10,238    $10,278   $10,153     $10,044     2.37931000%      2.77685200%     1.53000000%   0.44170900%
    9/30/2006   $10,230     $10,502    $10,296   $10,242     $10,088     2.57700000%      0.17401100%     0.87840000%   0.44039500%
   10/31/2006   $10,610     $10,844    $10,697   $10,310     $10,127     3.25861000%      3.89831200%     0.66149000%   0.38589500%
   11/30/2006   $10,960     $11,050    $11,020   $10,430     $10,170     1.90160000%      3.01625700%     1.16000000%   0.42610600%
   12/31/2006   $11,072     $11,205    $11,366   $10,369     $10,214     1.40278000%      3.14539200%    -0.58000000%   0.43220200%
    1/31/2007   $11,285     $11,375    $11,444   $10,365     $10,256     1.51232000%      0.68434000%    -0.04103000%   0.40459400%
    2/28/2007   $11,235     $11,152    $11,538   $10,525     $10,296    -1.95588000%      0.82145500%     1.54200000%   0.38949800%
    3/31/2007   $11,420     $11,277    $11,838   $10,525     $10,343     1.11850000%      2.59635400%     0.00305000%   0.45510000%
    4/30/2007   $11,796     $11,776    $12,374   $10,582     $10,387     4.42953000%      4.53220500%     0.54000000%   0.43200400%
    5/31/2007   $12,193     $12,187    $12,608   $10,502     $10,434     3.48951000%      1.88766100%    -0.75785000%   0.44899800%
    6/30/2007   $12,167     $11,985    $12,627   $10,471     $10,473    -1.66133000%      0.15428600%    -0.29582000%   0.37600000%
    7/31/2007   $11,864     $11,613    $12,442   $10,558     $10,513    -3.10048000%     -1.46203000%     0.83414000%   0.38200000%
    8/31/2007   $11,968     $11,787    $12,251   $10,687     $10,573     1.49901000%     -1.53881200%     1.22565000%   0.57110000%
    9/30/2007   $12,606     $12,228    $12,909   $10,768     $10,611     3.73988000%      5.36908300%     0.75863000%   0.36100000%
   10/31/2007   $13,139     $12,423    $13,417   $10,865     $10,644     1.59068000%      3.94028200%     0.89829000%   0.30350000%
   11/30/2007   $12,439     $11,903    $12,980   $11,060     $10,692    -4.18066000%     -3.26248300%     1.79831000%   0.45100000%
   12/31/2007   $12,362     $11,821    $12,688   $11,091     $10,716    -0.69376000%     -2.24500700%     0.28000000%   0.23260000%
    1/31/2008   $11,370     $11,112    $11,517   $11,278     $10,771    -5.99816000%     -9.22803900%     1.68000000%   0.51200000%
    2/29/2008   $11,317     $10,751    $11,686   $11,293     $10,790    -3.24858000%      1.46368400%     0.13880000%   0.17336000%
    3/31/2008   $11,064     $10,704    $11,569   $11,332     $10,815    -0.43180000%     -1.00411800%     0.34119000%   0.23070000%
    4/30/2008   $11,694     $11,226    $12,211   $11,308     $10,826     4.87031000%      5.55627600%    -0.20897000%   0.10540000%
    5/31/2008   $12,057     $11,371    $12,354   $11,225     $10,832     1.29526000%      1.16385600%    -0.73330000%   0.04950000%
    6/30/2008   $11,162     $10,412    $11,346   $11,216     $10,848    -8.43036000%     -8.15839900%    -0.08000000%   0.15150000%
    7/31/2008   $10,930     $10,325    $10,982   $11,207     $10,869    -0.84062000%     -3.20127900%    -0.08159000%   0.19800000%
    8/31/2008   $10,963     $10,474    $10,540   $11,314     $10,884     1.44647000%     -4.02611800%     0.95000000%   0.13610000%
    9/30/2008   $ 9,780     $ 9,541    $ 9,020   $11,162     $10,914    -8.91073000%    -14.42437900%    -1.34316000%   0.27370000%
   10/31/2008   $ 7,979     $ 7,939    $ 7,200   $10,898     $10,931   -16.79479000%    -20.17355500%    -2.36042000%   0.15320000%
   11/30/2008   $ 7,482     $ 7,369    $ 6,814   $11,253     $10,943    -7.17546000%     -5.35822000%     3.25499000%   0.10850000%
   12/31/2008   $ 7,740     $ 7,447    $ 7,225   $11,673     $10,941     1.06403000%      6.02319000%     3.73092000%  -0.01550000%

Total Returns   - 22.60%     -25.53%    -27.75%    16.73%       9.41%


                                                              Annual Report | 41

ENDNOTES

WHILE AN ASSET ALLOCATION PLAN CAN BE A VALUABLE TOOL TO HELP REDUCE OVERALL VOLATILITY, ALL INVESTMENTS INVOLVE SOME DEGREE OF RISK. GENERALLY, INVESTORS SHOULD BE COMFORTABLE WITH SOME FLUCTUATION IN THE VALUE OF THEIR INVESTMENTS, ESPECIALLY OVER THE SHORT TERM. STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, BUT THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORTER TERM. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. BECAUSE THE FUND INVESTS IN UNDERLYING FUNDS, WHICH MAY ENGAGE IN A VARIETY OF INVESTMENT STRATEGIES INVOLVING CERTAIN RISKS, THE FUND MAY BE SUBJECT TO THOSE SAME RISKS. THESE RISKS ARE DESCRIBED IN THE FUND'S PROSPECTUS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

5. Sources: (C) 2009 Morningstar; Payden & Rygel. See page 36 for descriptions of the S&P 500, the MSCI EAFE Index, the BC U.S. Aggregate Index and the P&R 90 Day U.S. T-Bill Index.

42 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                               BEGINNING        ENDING       EXPENSES PAID      EXPENSES PAID
                             ACCOUNT VALUE  ACCOUNT VALUE    DURING PERIOD      DURING PERIOD
CLASS A                         7/1/08         12/31/08*   7/1/08 - 12/31/08*  7/1/08 - 12/31/08**
-------------------------    -------------  -------------  ------------------  -------------------
Actual                          $ 1,000      $     694.10        $ 1.96              $ 5.66
Hypothetical
   (5% return before
   expenses)                    $ 1,000      $   1,022.82        $ 2.34              $ 6.75
Class C

Actual                          $ 1,000      $     690.60        $ 4.93              $ 8.63
Hypothetical
   (5% return before
   expenses)                    $ 1,000      $   1,019.30        $ 5.89              $10.28
Class R

Actual                          $ 1,000      $     692.40        $ 2.81              $ 6.51
Hypothetical
   (5% return before
   expenses)                    $ 1,000      $   1,021.82        $ 3.35              $ 7.76
Advisor Class

Actual                          $ 1,000      $     693.40        $ 0.68              $ 4.38
Hypothetical
   (5% return before
   expenses)                    $ 1,000      $   1,024.33        $ 0.81              $ 5.23

* Expenses are calculated using the most recent six-month expense ratio excluding expenses of the underlying funds, net of expense waivers, annualized for each class (A: 0.46%; C: 1.16%; R: 0.66%; and Advisor:
      0.16%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

** Expenses are calculated using the most recent six-month expense ratio including expenses of the underlying funds, net of expense waivers, annualized for each class (A: 1.33%; C: 2.03%; R: 1.53%; and Advisor:
      1.03%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

44 | Annual Report

Franklin Templeton Fund Allocator Series
FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND

                                                                                 YEAR ENDED DECEMBER 31,
                                                                             ------------------------------
CLASS A                                                                        2008       2007     2006 (a)
                                                                             --------   -------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year........................................   $ 11.35    $ 10.69    $10.00
                                                                             -------    -------    ------
Income from investment operations (b):
   Net investment income (c), (d).........................................      0.23       0.33      0.13
   Net realized and unrealized gains (losses).............................     (3.08)      0.72      0.73
                                                                             -------    -------    ------
Total from investment operations..........................................     (2.85)      1.05      0.86
                                                                             -------    -------    ------
Less distributions from:
   Net investment income and short term gains received
     from Underlying Funds................................................     (0.19)     (0.23)    (0.15)
   Net realized gains.....................................................     (0.17)     (0.16)    (0.02)
                                                                             -------    -------    ------
Total distributions.......................................................     (0.36)     (0.39)    (0.17)
                                                                             -------    -------    ------
Redemption fees (e).......................................................        -- (f)     -- (f)    --
                                                                             -------    -------    ------
Net asset value, end of year..............................................   $  8.14    $ 11.35    $10.69
                                                                             =======    =======    ======

Total return (g)..........................................................    (25.55)%     9.84%     8.59%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i).....................      1.36%      3.60%    12.13%
Expenses net of waiver and payments by affiliates (i).....................      0.51%      0.48%     0.50%
Net investment income (d).................................................      2.25%      3.11%     2.92%

SUPPLEMENTAL DATA
Net assets, end of year (000's)...........................................   $ 9,407    $ 5,269    $1,364
Portfolio turnover rate...................................................      8.69%      8.19%     2.42%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)   Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)   Effective September 1, 2008, the redemption fee was eliminated.

(f)   Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)   Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.76% for the year ended December 31, 2008.

                     Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 45

Franklin Templeton Fund Allocator Series
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND

                                                                                YEAR ENDED DECEMBER 31,
                                                                             -------------------------------
CLASS C                                                                        2008        2007     2006 (a)
                                                                             --------    -------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year........................................   $  11.28    $ 10.67    $  10.00
                                                                             --------    -------    --------
Income from investment operations(b):
   Net investment income (c), (d).........................................       0.14       0.36        0.14
   Net realized and unrealized gains (losses).............................      (3.04)      0.60        0.69
                                                                             --------    -------    --------
Total from investment operations..........................................      (2.90)      0.96        0.83
                                                                             --------    -------    --------
Less distributions from:
   Net investment income and short term gains received from Underlying
     Funds................................................................      (0.13)     (0.19)      (0.14)
   Net realized gains.....................................................      (0.17)     (0.16)      (0.02)
                                                                             --------    -------    --------
Total distributions.......................................................      (0.30)     (0.35)      (0.16)
                                                                             --------    -------    --------
Redemption fees (e)                                                                -- (f)     -- (f)      --
                                                                             --------    -------    --------
Net asset value, end of year..............................................   $   8.08    $ 11.28    $  10.67
                                                                             ========    =======    ========

Total return (g)..........................................................     (26.09)%     9.02%       8.30%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i).....................       2.04%      4.28%      12.78%
Expenses net of waiver and payments by affiliates (i) ....................       1.19%      1.16%       1.15%
Net investment income (d).................................................       1.57%      2.43%       2.27%

SUPPLEMENTAL DATA
Net assets, end of year (000's)...........................................   $  4,621    $ 2,213    $     63
Portfolio turnover rate...................................................       8.69%      8.19%       2.42%


(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)   Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)   Effective September 1, 2008, the redemption fee was eliminated.

(f)   Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)   Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.76% for the year ended December 31, 2008.

46 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND

                                                                                 YEAR ENDED DECEMBER 31,
                                                                             ------------------------------
CLASS R                                                                         2008      2007     2006 (a)
                                                                             --------    -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.......................................    $  11.32    $10.68    $  10.00
                                                                             --------    ------    --------
Income from investment operations (b):
   Net investment income (c), (d)........................................        0.18      0.34        0.11
   Net realized and unrealized gains (losses)............................       (3.05)     0.68        0.74
                                                                             --------    ------    --------
Total from investment operations.........................................       (2.87)     1.02        0.85
                                                                             --------    ------    --------
Less distributions from:
   Net investment income and short term gains received from Underlying
     Funds...............................................................       (0.16)    (0.22)      (0.15)
   Net realized gains....................................................       (0.17)    (0.16)      (0.02)
                                                                             --------    ------    --------
Total distributions......................................................       (0.33)    (0.38)      (0.17)
                                                                             --------    ------    --------
Redemption fees (e)......................................................          -- (f)    -- (f)      --
                                                                             --------    ------    --------
Net asset value, end of year.............................................    $   8.12    $11.32    $  10.68
                                                                             ========    ======    ========

Total return (g).........................................................      (25.70)%    9.59%       8.48%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i)....................        1.56%     3.78%      12.28%
Expenses net of waiver and payments by affiliates (i)....................        0.71%     0.66%       0.65%
Net investment income (d)................................................        2.05%     2.93%       2.77%

SUPPLEMENTAL DATA
Net assets, end of year (000's)..........................................    $    821    $1,071    $     11
Portfolio turnover rate..................................................        8.69%     8.19%       2.42%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)   Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)   Effective September 1, 2008, the redemption fee was eliminated.

(f)   Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)   Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.76% for the year ended December 31, 2008.

                     Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 47

Franklin Templeton Fund Allocator Series
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND

                                                                                YEAR ENDED DECEMBER 31,
                                                                             -------------------------------
ADVISOR CLASS                                                                  2008        2007     2006 (a)
                                                                             --------     -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year........................................   $  11.37     $10.70    $  10.00
                                                                             --------     ------    --------
Income from investment operations (b):
   Net investment income (c), (d).........................................       0.25       0.30        0.17
   Net realized and unrealized gains (losses).............................      (3.09)      0.79        0.71
                                                                             --------     ------    --------
Total from investment operations..........................................      (2.84)      1.09        0.88
                                                                             --------     ------    --------
Less distributions from:
   Net investment income and short term gains received from Underlying
     Funds................................................................      (0.21)     (0.26)      (0.16)

   Net realized gains.....................................................      (0.17)     (0.16)      (0.02)
                                                                             --------     ------    --------
Total distributions.......................................................      (0.38)     (0.42)      (0.18)
                                                                             --------     ------    --------
Redemption fees (e).......................................................         -- (f)     -- (f)      --
                                                                             --------     ------    --------
Net asset value, end of year..............................................   $   8.15     $11.37    $  10.70
                                                                             ========     ======    ========

Total return (g)..........................................................     (25.39)%    10.21%       8.75%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i).....................       1.06%      3.28%      11.78%
Expenses net of waiver and payments by affiliates (i).....................       0.21%      0.16%       0.15%
Net investment income (d).................................................       2.55%      3.43%       3.27%

SUPPLEMENTAL DATA
Net assets, end of year (000's)...........................................   $    164     $   32    $     20
Portfolio turnover rate...................................................       8.69%      8.19%       2.42%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)   Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e)   Effective September 1, 2008, the redemption fee was eliminated.

(f)   Amount rounds to less than $0.01 per share.

(g)   Total return is not annualized for periods less than one year.

(h)   Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.76% for the year ended December 31, 2008.

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

   FRANKLIN TEMPLETON 2015 RETIREMENT TARGET FUND                                      SHARES        VALUE
                                                                                      ---------    -----------
    INVESTMENTS IN UNDERLYING FUNDS 92.4% (a)
    DOMESTIC EQUITY 43.3%
(b) Franklin Flex Cap Growth Fund, Advisor Class ..................................      72,075    $ 2,249,448
(b) Franklin Growth Opportunities Fund, Advisor Class .............................      32,944        434,527
    Franklin MicroCap Value Fund, Advisor Class ...................................      20,646        438,735
(b) Franklin Natural Resources Fund, Advisor Class ................................      17,694        363,966
(b) Franklin Small Cap Growth Fund, Advisor Class .................................     166,696      1,031,850
    Mutual Shares Fund, Class Z ...................................................     129,483      1,983,674
                                                                                                   -----------
                                                                                                     6,502,200
                                                                                                   -----------
    DOMESTIC FIXED INCOME 19.0%
    Franklin Strategic Mortgage Portfolio .........................................      36,049        301,370
    Franklin Total Return Fund, Advisor Class .....................................     114,835      1,001,359
    Franklin U.S. Government Securities Fund, Advisor Class .......................     232,734      1,543,027
                                                                                                   -----------
                                                                                                     2,845,756
                                                                                                   -----------
    FOREIGN EQUITY 20.1%
    Franklin Global Real Estate Fund, Advisor Class ...............................      41,753        217,952
(b) Franklin Gold and Precious Metals Fund, Advisor Class .........................      22,169        571,748
    Mutual European Fund, Class Z .................................................      66,092      1,140,087
    Templeton China World Fund, Advisor Class .....................................      22,846        483,421
    Templeton Foreign Fund, Advisor Class .........................................     139,100        610,651
                                                                                                   -----------
                                                                                                     3,023,859
                                                                                                   -----------
    FOREIGN FIXED INCOME 10.0%
    Templeton Global Bond Fund, Advisor Class .....................................     134,622      1,503,729
                                                                                                   -----------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT TERM INVESTMENTS
      (COST $18,608,573) ..........................................................                 13,875,544
                                                                                                   -----------
    SHORT TERM INVESTMENTS (COST $1,059,967) 7.1% (a)
    MONEY MARKET FUNDS 7.1%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55% ..........   1,059,967      1,059,967
                                                                                                   -----------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $19,668,540) 99.5% ................                 14,935,511
    OTHER ASSETS, LESS LIABILITIES 0.5% ...........................................                     77,446
                                                                                                   -----------
    NET ASSETS 100.0% .............................................................                $15,012,957
                                                                                                   ===========

(a) See Note 6 regarding investments in Underlying Funds.

(b) Non-income producing for the twelve months ended December 31, 2008.

(c) The rate shown is the annualized seven-day yield at period end.

                      Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 49

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------
CLASS A                                                                             2008          2007       2006 (a)
                                                                                  --------     ----------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................  $  11.45     $    10.78    $  10.00
                                                                                  --------     ----------    --------
Income from investment operations (b):
   Net investment income (c), (d) ..............................................      0.14           0.28        0.12
   Net realized and unrealized gains (losses) ..................................     (3.71)          0.82        0.82
                                                                                  --------     ----------    --------
Total from investment operations ...............................................     (3.57)          1.10        0.94
                                                                                  --------     ----------    --------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...     (0.14)         (0.21)      (0.14)
   Net realized gains ..........................................................     (0.27)         (0.22)      (0.02)
                                                                                  --------     ----------    --------
Total distributions ............................................................     (0.41)         (0.43)      (0.16)
                                                                                  --------     ----------    --------
Redemption fees (e), (f) .......................................................        --             --          --
                                                                                  --------     ----------    --------
Net asset value, end of year ...................................................  $   7.47     $    11.45    $  10.78
                                                                                  ========     ==========    ========

Total return (g) ...............................................................    (31.74)%        10.19%       9.41%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ..........................      1.50%          3.31%      10.76%
Expenses net of waiver and payments by affiliates (i) ..........................      0.49%          0.47%       0.50%
Net investment income (d) ......................................................      1.53%          2.55%       2.78%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................  $  9,918     $    6,952    $  1,699
Portfolio turnover rate ........................................................      6.07%         16.28%       5.36%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.


(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

50 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------
CLASS C                                                                             2008          2007        2006 (a)
                                                                                  --------     ----------    ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................  $  11.40     $    10.77    $  10.00
                                                                                  --------     ----------    --------
Income from investment operations (b):
   Net investment income (c), (d) ..............................................      0.10           0.28        0.10
   Net realized and unrealized gains (losses) ..................................     (3.70)          0.74        0.82
                                                                                  --------     ----------    --------
Total from investment operations ...............................................     (3.60)          1.02        0.92
                                                                                  --------     ----------    --------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...     (0.10)         (0.17)      (0.13)
   Net realized gains ..........................................................     (0.27)         (0.22)      (0.02)
                                                                                  --------     ----------    --------
Total distributions ............................................................     (0.37)         (0.39)      (0.15)
                                                                                  --------     ----------    --------
Redemption fees (e), (f) .......................................................        --             --          --
                                                                                  --------     ----------    --------
Net asset value, end of year ...................................................  $   7.43     $    11.40    $  10.77
                                                                                  ========     ==========    ========

Total return (g) ...............................................................    (32.16)%         9.43%       9.20%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ..........................      2.20%          3.99%      11.41%
Expenses net of waiver and payments by affiliates (i) ..........................      1.19%          1.15%       1.15%
Net investment income (d) ......................................................      0.83%          1.87%       2.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................  $  2,551     $    1,104    $     54
Portfolio turnover rate ........................................................      6.07%         16.28%       5.36%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

                      Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 51

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------
CLASS R                                                                             2008          2007       2006 (a)
                                                                                  --------     ----------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................  $  11.44     $    10.77    $  10.00
                                                                                  --------     ----------    --------
Income from investment operations (b):
   Net investment income (c), (d) ..............................................      0.10           0.27        0.11
   Net realized and unrealized gains (losses) ..................................     (3.68)          0.82        0.82
                                                                                  --------     ----------    --------
Total from investment operations ...............................................     (3.58)          1.09        0.93
                                                                                  --------     ----------    --------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...     (0.12)         (0.20)      (0.14)
   Net realized gains ..........................................................     (0.27)         (0.22)      (0.02)
                                                                                  --------     ----------    --------
Total distributions ............................................................     (0.39)         (0.42)      (0.16)
                                                                                  --------     ----------    --------
Redemption fees (e), (f) .......................................................        --             --          --
                                                                                  --------     ----------    --------
Net asset value, end of year ...................................................  $   7.47     $    11.44    $  10.77
                                                                                  ========     ==========    ========

Total return (g) ...............................................................    (31.90)%        10.11%       9.31%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ..........................      1.70%          3.49%      10.91%
Expenses net of waiver and payments by affiliates (i) ..........................      0.69%          0.65%       0.65%
Net investment income (d) ......................................................      1.33%          2.37%       2.63%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................  $    155     $      188    $     19
Portfolio turnover rate ........................................................      6.07%         16.28%       5.36%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

52 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------
ADVISOR CLASS                                                                       2008          2007       2006 (a)
                                                                                  --------     ----------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................................  $  11.46     $    10.79    $  10.00
                                                                                  --------     ----------    --------
Income from investment operations (b):
   Net investment income (c), (d) ..............................................      0.16           0.46        0.20
   Net realized and unrealized gains (losses) ..................................     (3.70)          0.67        0.76
                                                                                  --------     ----------    --------
Total from investment operations ...............................................     (3.54)          1.13        0.96
                                                                                  --------     ----------    --------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ...     (0.17)         (0.24)      (0.15)
   Net realized gains ..........................................................     (0.27)         (0.22)      (0.02)
                                                                                  --------     ----------    --------
Total distributions ............................................................     (0.44)         (0.46)      (0.17)
                                                                                  --------     ----------    --------
Redemption fees (e), (f) .......................................................        --             --          --
                                                                                  --------     ----------    --------
Net asset value, end of year ...................................................  $   7.48     $    11.46 $     10.79
                                                                                  ========     ==========    ========
Total return (g) ...............................................................    (31.49)%        10.46%       9.57%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ..........................      1.20%          2.99%      10.41%
Expenses net of waiver and payments by affiliates (i) ..........................      0.19%          0.15%       0.15%
Net investment income (d) ......................................................      1.83%          2.87%       3.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................................  $    322     $      417    $     51
Portfolio turnover rate ........................................................      6.07%         16.28%       5.36%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.81% for the year ended December 31, 2008.

                      Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 53

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

    FRANKLIN TEMPLETON 2025 RETIREMENT TARGET FUND                                       SHARES      VALUE
                                                                                        -------   ------------
    INVESTMENTS IN UNDERLYING FUNDS 95.0% (a)
    DOMESTIC EQUITY 53.7% .....................................................
(b) Franklin Flex Cap Growth Fund, Advisor Class ..............................          75,636   $  2,360,598
(b) Franklin Growth Opportunities Fund, Advisor Class .........................          37,113        489,521
    Franklin MicroCap Value Fund, Advisor Class ...............................          21,812        463,508
(b) Franklin Natural Resources Fund, Advisor Class ............................          18,843        387,607
(b) Franklin Small Cap Growth Fund, Advisor Class .............................         181,087      1,120,931
    Mutual Shares Fund, Class Z................................................         139,166      2,132,029
                                                                                                  ------------
                                                                                                     6,954,194
                                                                                                  ------------
    DOMESTIC FIXED INCOME 11.0%
    Franklin Strategic Mortgage Portfolio .....................................          17,330        144,878
    Franklin Total Return Fund, Advisor Class .................................          58,268        508,100
    Franklin U.S. Government Securities Fund, Advisor Class ...................         115,789        767,680
                                                                                                  ------------
                                                                                                     1,420,658
                                                                                                  ------------
    FOREIGN EQUITY 24.4%
    Franklin Global Real Estate Fund, Advisor Class ...........................          43,464        226,883
(b) Franklin Gold and Precious Metals Fund, Advisor Class .....................          23,220        598,847
    Mutual European Fund, Class Z .............................................          71,091      1,226,321
    Templeton China World Fund, Advisor Class .................................          23,686        501,190
    Templeton Foreign Fund, Advisor Class .....................................         138,795        609,309
                                                                                                  ------------
                                                                                                     3,162,550
                                                                                                  ------------

    FOREIGN FIXED INCOME 5.9%
    Templeton Global Bond Fund, Advisor Class .................................          68,308        762,996
                                                                                                  ------------

    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT TERM INVESTMENTS
      (COST $17,610,832) .......................................................                    12,300,398

    SHORT TERM INVESTMENTS (COST $514,272) 4.0% (a)
    MONEY MARKET FUNDS 4.0%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55% .......        514,272        514,272
                                                                                                  ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $18,125,104) 99.0% .............                    12,814,670
    OTHER ASSETS, LESS LIABILITIES 1.0% ........................................                       132,738
                                                                                                  ------------
    NET ASSETS 100.0% ..........................................................                  $ 12,947,408
                                                                                                  ============

(a) See Note 6 regarding investments in Underlying Funds.

(b) Non-income producing for the twelve months ended December 31, 2008.

(c) The rate shown is the annualized seven-day yield at period end.

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND

                                                                                 YEAR ENDED DECEMBER 31,
                                                                             ---------------------------------
CLASS A                                                                        2008        2007        2006 (a)
                                                                             --------    ---------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $  11.61    $   10.88    $  10.00
                                                                             --------    ---------    --------
Income from investment operations (b):
   Net investment income (c), (d) .........................................       0.08         0.22        0.09
   Net realized and unrealized gains (losses) ............................      (4.16)        0.97        0.95
                                                                             --------    ---------    --------
Total from investment operations .........................................      (4.08)        1.19        1.04
                                                                             --------    ---------    --------
Less distributions from:
   Net investment income and short term gains received from
     Underlying Funds ....................................................      (0.09)       (0.16)      (0.13)
   Net realized gains ....................................................      (0.32)       (0.30)      (0.03)
                                                                             --------    ---------    --------
Total distributions ......................................................      (0.41)       (0.46)      (0.16)
                                                                             --------    ---------    --------
Redemption fees (e) ......................................................         -- (f)       -- (f)      --
                                                                             --------    ---------    --------
Net asset value, end of year .............................................   $   7.12    $   11.61    $  10.88
                                                                             ========    =========    ========
Total return (g) .........................................................     (35.97)%      11.05%      10.44%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ....................       2.14%        5.16%      13.47%
Expenses net of waiver and payments by affiliates (i) ....................       0.49%        0.48%       0.50%
Net investment income (d) ................................................       0.87%        2.07%       2.04%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................   $  5,349    $   3,760    $  1,171
Portfolio turnover rate ..................................................       7.54%       14.95%       8.29%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.85% for the year ended December 31, 2008.

                      Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 55

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND

                                                                               YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------
CLASS C                                                                    2008          2007        2006 (a)
                                                                         --------      --------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................................   $  11.52      $  10.86      $ 10.00
                                                                         --------      --------      -------
Income from investment operations (b):
   Net investment income (c), (d) ....................................       0.03          0.26         0.12
   Net realized and unrealized gains (losses) ........................      (4.13)         0.84         0.89
                                                                         --------      --------      -------
Total from investment operations .....................................      (4.10)         1.10         1.01
                                                                         --------      --------      -------
Less distributions from:
   Net investment income and short term gains received from
     Underlying Funds ................................................      (0.04)        (0.14)       (0.12)
   Net realized gains ................................................      (0.32)        (0.30)       (0.03)
                                                                         --------      --------      -------
Total distributions ..................................................      (0.36)        (0.44)       (0.15)
                                                                         --------      --------      -------
Redemption fees (e) ..................................................         -- (f)        -- (f)       --
                                                                         --------      --------      -------
Net asset value, end of year .........................................   $   7.06      $  11.52      $ 10.86
                                                                         ========      ========      =======
Total return (g) .....................................................     (36.34)%       10.12%       10.14%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ................       2.84%         5.84%       14.12%
Expenses net of waiver and payments by affiliates (i) ................       1.19%         1.16%        1.15
Net investment income (d) ............................................       0.17%         1.39%        1.39%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $  1,522      $  1,103      $    57
Portfolio turnover rate ..............................................       7.54%        14.95%        8.29%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.85% for the year ended December 31, 2008.

56 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                ----------------------------------------
CLASS R                                                                           2008           2007           2006 (a)
                                                                                --------      ----------       ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................................  $  11.59      $    10.88       $   10.00
                                                                                --------      ----------       ---------
Income from investment operations (b):
   Net investment income (c), (d) ............................................      0.03            0.28            0.11
   Net realized and unrealized gains (losses) ................................     (4.12)           0.89            0.93
                                                                                --------      ----------       ---------
Total from investment operations .............................................     (4.09)           1.17            1.04
                                                                                --------      ----------       ---------
Less distributions from:
   Net investment income and short term gains received from
     Underlying Funds ........................................................     (0.05)          (0.16)          (0.13)
   Net realized gains ........................................................     (0.32)          (0.30)          (0.03)
                                                                                --------      ----------       ---------
Total distributions ..........................................................     (0.37)          (0.46)          (0.16)
                                                                                --------      ----------       ---------
Redemption fees (e) ..........................................................        -- (f)          -- (f)          --
                                                                                --------      ----------       ---------
Net asset value, end of year .................................................  $   7.13      $    11.59       $   10.88
                                                                                ========      ==========       =========
Total return (g) .............................................................    (36.05)%         10.76%          10.40%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ........................      2.34%           5.34%          13.62%
Expenses net of waiver and payments by affiliates (i) ........................      0.69%           0.66%           0.65%
Net investment income (d) ....................................................      0.67%           1.89%           1.89%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................................  $    172      $      314       $      23
Portfolio turnover rate ......................................................      7.54%          14.95%           8.29%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.85% for the year ended December 31, 2008.

                      Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 57

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------
ADVISOR CLASS                                                                     2008           2007          2006 (a)
                                                                                --------      ----------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................         $  11.64      $    10.89      $  10.00
                                                                                --------      ----------      --------
Income from investment operations (b):
   Net investment income (c), (d) .....................................             0.11            0.20          0.18
   Net realized and unrealized gains (losses) .........................            (4.18)           1.04          0.88
                                                                                --------      ----------      --------
Total from investment operations ......................................            (4.07)           1.24          1.06
                                                                                --------      ----------      --------
Less distributions from:
   Net investment income and short term gains received from Underlying
     Fund..............................................................            (0.11)          (0.19)        (0.14)
   Net realized gains .................................................            (0.32)          (0.30)        (0.03)
                                                                                --------      ----------      --------
Total distributions ...................................................            (0.43)          (0.49)        (0.17)
                                                                                --------      ----------      --------
Redemption fees (e) ...................................................               -- (f)          -- (f)        --
                                                                                --------      ----------      --------
Net asset value, end of year  .........................................         $   7.14      $    11.64      $  10.89
                                                                                ========      ==========      ========

Total return (g) ......................................................           (35.72)%         11.34%        10.60%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) .................             1.84%           4.84%        13.12%
Expenses net of waiver and payments by affiliates (i) .................             0.19%           0.16%         0.15%
Net investment income (d) .............................................             1.17%           2.39%         2.39%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................         $    213      $      119      $     59
Portfolio turnover rate ...............................................             7.54%          14.95%         8.29%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b)The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.85% for the year ended December 31, 2008.

58 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

FRANKLIN TEMPLETON 2035 RETIREMENT TARGET FUND                                                 SHARES        VALUE
-----------------------------------------------------------------------------------------      -------    -------------
    INVESTMENTS IN UNDERLYING FUNDS 96.8% (a)
    DOMESTIC EQUITY 62.6%
(b) Franklin Flex Cap Growth Fund, Advisor Class ........................................       49,406    $   1,541,974
(b) Franklin Growth Opportunities Fund, Advisor Class ...................................       23,137          305,179
    Franklin MicroCap Value Fund, Advisor Class .........................................       14,268          303,192
(b) Franklin Natural Resources Fund, Advisor Class ......................................       12,178          250,501
(b) Franklin Small Cap Growth Fund, Advisor Class .......................................      115,494          714,908
    Mutual Shares Fund, Class Z .........................................................       93,101        1,426,313
                                                                                                          -------------
                                                                                                              4,542,067
                                                                                                          -------------

    DOMESTIC FIXED INCOME 4.0%
    Franklin Strategic Mortgage Portfolio ...............................................        3,834           32,056
    Franklin Total Return Fund, Advisor Class ...........................................       11,633          101,443
    Franklin U.S. Government Securities Fund, Advisor Class .............................       23,936          158,697
                                                                                                          -------------
                                                                                                                292,196
                                                                                                          -------------
    FOREIGN EQUITY 28.1%
    Franklin Global Real Estate Fund, Advisor Class .....................................       27,565          143,888
(b) Franklin Gold and Precious Metals Fund, Advisor Class ...............................       15,503          399,829
    Mutual European Fund, Class Z .......................................................       45,263          780,782
    Templeton China World Fund, Advisor Class ...........................................       15,196          321,539
    Templeton Foreign Fund, Advisor Class ...............................................       89,662          393,614
                                                                                                          -------------
                                                                                                              2,039,652
                                                                                                          -------------
    FOREIGN FIXED INCOME 2.1%
    Templeton Global Bond Fund, Advisor Class ...........................................       13,865          154,872
                                                                                                          -------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT TERM INVESTMENTS
      (COST $10,407,445) ................................................................                     7,028,787
                                                                                                          -------------
    SHORT TERM INVESTMENTS (COST $149,284) 2.1% (a)
    MONEY MARKET FUNDS 2.1%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55% ................      149,284          149,284
                                                                                                          -------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $10,556,729) 98.9% ......................                     7,178,071
    OTHER ASSETS, LESS LIABILITIES 1.1% .................................................                        78,461
                                                                                                          -------------
    NET ASSETS 100.0% ...................................................................                 $   7,256,532
                                                                                                          =============

(a) See Note 6 regarding investments in Underlying Funds.

(b) Non-income producing for the twelve months ended December 31, 2008.

(c) The rate shown is the annualized seven-day yield at period end.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 59

Franklin Templeton Fund Allocator Series

Financial HIGHLIGHTS

FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                       -------------------------------------
CLASS A                                                                                  2008          2007         2006 (a)
                                                                                       ---------     ---------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................................    $   11.57     $   10.89      $  10.00
                                                                                       ---------     ---------      --------
Income from investment operations (b):
   Net investment income (c), (d) .................................................         0.06          0.17          0.08
   Net realized and unrealized gains (losses) .....................................        (4.29)         1.06          0.97
                                                                                       ---------     ---------      --------
Total from investment operations ..................................................        (4.23)         1.23          1.05
                                                                                       ---------     ---------      --------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ......        (0.08)        (0.16)        (0.13)
   Net realized gains .............................................................        (0.37)        (0.39)        (0.03)
                                                                                       ---------     ---------      --------
Total distributions ...............................................................        (0.45)        (0.55)        (0.16)
                                                                                       ---------     ---------      --------
Redemption fees (e) ...............................................................           -- (f)        -- (f)        --
                                                                                       ---------     ---------      --------
Net asset value, end of year ......................................................    $    6.89     $   11.57      $  10.89
                                                                                       =========     =========      ========

Total return (g) ..................................................................       (37.46)%       11.32%        10.55%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) .............................         3.12%         6.86%        13.15%
Expenses net of waiver and payments by affiliates (i) .............................         0.47%         0.47%         0.50%
Net investment income (d) .........................................................         0.66%         1.70%         1.97%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................................    $   3,389      $  2,439      $  1,169
Portfolio turnover rate ...........................................................         8.09%        24.40%         8.01%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.87% for the year ended December 31, 2008.

60 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                           -----------------------------------
CLASS C                                                                                      2008         2007        2006 (a)
                                                                                           --------     --------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................      $  11.48     $  10.87     $   10.00
                                                                                           --------     --------     ---------
Income from investment operations (b):
   Net investment income (c), (d) ...................................................          0.02         0.23          0.16
   Net realized and unrealized gains (losses) .......................................         (4.27)        0.91          0.87
                                                                                           --------     --------     ---------
Total from investment operations ....................................................         (4.25)        1.14          1.03
                                                                                           --------     --------     ---------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ........         (0.05)       (0.14)        (0.13)
   Net realized gains ...............................................................         (0.37)       (0.39)        (0.03)
                                                                                           --------     --------     ---------
Total distributions .................................................................         (0.42)       (0.53)        (0.16)
                                                                                           --------     --------     ---------
Redemption fees (e) .................................................................            -- (f)       -- (f)        --
                                                                                           --------     --------     ---------
Net asset value, end of year ........................................................      $   6.81     $  11.48     $   10.87
                                                                                           ========     ========     =========

Total return (g) ....................................................................        (37.95)%      10.50%        10.30%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ...............................          3.82%        7.55%        13.74%
Expenses net of waiver and payments by affiliates (i) ...............................          1.17%        1.16%         1.09%
Net investment income (loss) (d) ....................................................         (0.04)%       1.01%         1.38%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................................      $    958     $    487     $      67
Portfolio turnover rate .............................................................          8.09%       24.40%         8.01%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.87% for the year ended December 31, 2008.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 61

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                           -----------------------------------
CLASS R                                                                                      2008         2007        2006 (a)
                                                                                           --------     --------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................      $  11.54     $  10.88     $   10.00
                                                                                           --------     --------     ---------
Income from investment operations (b):
   Net investment income(c), (d) ....................................................          0.02         0.24          0.08
   Net realized and unrealized gains (losses) .......................................         (4.25)        0.97          0.96
                                                                                           --------     --------     ---------
Total from investment operations ....................................................         (4.23)        1.21          1.04
                                                                                           --------     --------     ---------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ........         (0.06)       (0.16)        (0.13)
   Net realized gains ...............................................................         (0.37)       (0.39)        (0.03)
                                                                                           --------     --------     ---------
Total distributions .................................................................         (0.43)       (0.55)        (0.16)
                                                                                           --------     --------     ---------
Redemption fees (e) .................................................................            -- (f)       -- (f)        --
                                                                                           --------     --------     ---------
Net asset value, end of year ........................................................      $   6.88     $  11.54     $   10.88
                                                                                           ========     ========     =========

Total return (g) ....................................................................        (37.64)%      11.13%        10.44%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ...............................          3.32%        7.04%        13.30%
Expenses net of waiver and payments by affiliates (i) ...............................          0.67%        0.65%         0.65%
Net investment income (d) ...........................................................          0.46%        1.52%         1.82%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................................      $    156     $    160     $      12
Portfolio turnover rate .............................................................          8.09%       24.40%         8.01%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.87% for the year ended December 31, 2008.

62 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                           -----------------------------------
ADVISOR CLASS                                                                                2008         2007        2006 (a)
                                                                                           --------     --------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................      $  11.59     $  10.90     $   10.00
                                                                                           --------     --------     ---------
Income from investment operations (b):
   Net investment income (c), (d) ...................................................          0.06         0.49          0.12
   Net realized and unrealized gains (losses) .......................................         (4.29)        0.78          0.95
                                                                                           --------     --------     ---------
Total from investment operations ....................................................         (4.23)        1.27          1.07
                                                                                           --------     --------     ---------
Less distributions from:
   Net investment income and short term gains received from Underlying Funds ........         (0.10)       (0.19)        (0.14)
   Net realized gains ...............................................................         (0.37)       (0.39)        (0.03)
                                                                                           --------     --------     ---------
Total distributions .................................................................         (0.47)       (0.58)        (0.17)
                                                                                           --------     --------     ---------
Redemption fees (e) .................................................................            -- (f)       -- (f)        --
                                                                                           --------     --------     ---------
Net asset value, end of year ........................................................      $   6.89     $  11.59     $   10.90
                                                                                           ========     ========     =========

Total return (g) ....................................................................        (37.39)%      11.65%        10.72%

RATIOS TO AVERAGE NET ASSETS (h)
Expenses before waiver and payments by affiliates (i) ...............................          2.82%        6.54%        12.80%
Expenses net of waiver and payments by affiliates (i) ...............................          0.17%        0.15%         0.15%
Net investment income (d) ...........................................................          0.96%        2.02%         2.32%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................................      $    105     $    164     $      17
Portfolio turnover rate .............................................................          8.09%       24.40%         8.01%

(a) For the period August 1, 2006 (commencement of operations) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

(e) Effective September 1, 2008, the redemption fee was eliminated.

(f) Amount rounds to less than $0.01 per share.

(g) Total return is not annualized for periods less than one year.

(h) Ratios are annualized for periods less than one year.

(i) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.87% for the year ended December 31, 2008.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 63

Franklin Templeton Fund Allocator Series

STATEMENT OF INVESTMENTS, DECEMBER 31, 2008

     FRANKLIN TEMPLETON 2045 RETIREMENT TARGET FUND                                                    SHARES       VALUE
                                                                                                      ------    ------------
    INVESTMENTS IN UNDERLYING FUNDS 97.4% (a)
    DOMESTIC EQUITY 66.7%
(b) Franklin Flex Cap Growth Fund, Advisor Class ..............................................       32,943    $  1,028,139
(b) Franklin Growth Opportunities Fund, Advisor Class .........................................       16,671         219,895
    Franklin MicroCap Value Fund, Advisor Class ...............................................        9,892         210,195
(b) Franklin Natural Resources Fund, Advisor Class ............................................        8,627         177,450
(b) Franklin Small Cap Growth Fund, Advisor Class .............................................       80,462         498,059
    Mutual Shares Fund, Class Z ...............................................................       61,272         938,689
                                                                                                                ------------
                                                                                                                   3,072,427
                                                                                                                ------------
    FOREIGN EQUITY 30.7%
    Franklin Global Real Estate Fund, Advisor Class ...........................................       19,590         102,260
(b) Franklin Gold and Precious Metals Fund, Advisor Class .....................................       10,746         277,138
    Mutual European Fund, Class Z .............................................................       31,480         543,024
    Templeton China World Fund, Advisor Class .................................................       10,686         226,110
    Templeton Foreign Fund, Advisor Class .....................................................       61,058         268,047
                                                                                                                ------------
                                                                                                                   1,416,579
                                                                                                                ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT TERM INVESTMENTS
      (COST $6,612,453) .......................................................................                    4,489,006
                                                                                                                ------------
    SHORT TERM INVESTMENTS (COST $39,736) 0.9% (a)
    MONEY MARKET FUNDS 0.9%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55% ......................       39,736          39,736
                                                                                                                ------------
    TOTAL INVESTMENTS IN UNDERLYING FUNDS (COST $6,652,189) 98.3% .............................                    4,528,742
    OTHER ASSETS, LESS LIABILITIES 1.7% .......................................................                       78,579
                                                                                                                ------------
    NET ASSETS 100.0% .........................................................................                 $  4,607,321
                                                                                                                ============

(a) See Note 6 regarding investments in Underlying Funds.

(b) Non-income producing for the twelve months ended December 31, 2008.

(c) The rate shown is the annualized seven-day yield at period end.

64 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

                                                  FRANKLIN TEMPLETON   FRANKLIN TEMPLETON  FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                    2015 RETIREMENT     2025 RETIREMENT     2035 RETIREMENT      2045 RETIREMENT
                                                      TARGET FUND         TARGET FUND         TARGET FUND          TARGET FUND
                                                  ------------------   ------------------  ------------------   ------------------
Assets:
   Investments in Underlying Funds: (Note 6)
     Cost ......................................  $      19,668,540    $      18,125,104   $      10,556,729    $       6,652,189
                                                  -----------------    -----------------   -----------------    -----------------
     Value .....................................  $      14,935,511    $      12,814,670   $       7,178,071    $       4,528,742
   Receivables:
     Capital shares sold .......................             79,452               77,028              12,498               13,186
     Affiliates ................................             78,422               88,444              94,784              100,083
                                                  -----------------    -----------------   -----------------    -----------------
        Total assets ...........................         15,093,385           12,980,142           7,285,353            4,642,011
                                                  -----------------    -----------------   -----------------    -----------------
Liabilities:
   Payables:
     Capital shares redeemed ...................             49,245                  495                  --                3,958
     Reports to shareholders ...................              6,701                7,056               4,556                7,470
     Professional fees .........................             21,648               21,646              20,829               20,898
     Unaffiliated transfer agent fees ..........              2,834                3,537               3,436                2,364
                                                  -----------------    -----------------   -----------------    -----------------
        Total liabilities ......................             80,428               32,734              28,821               34,690
                                                  -----------------    -----------------   -----------------    -----------------
          Net assets, at value .................  $      15,012,957    $      12,947,408   $       7,256,532    $       4,607,321
                                                  -----------------    -----------------   -----------------    -----------------
Net assets consist of:
   Paid-in capital .............................  $      19,692,726    $      18,273,120   $      10,664,881    $       6,761,942
   Undistributed net investment income .........             70,075               25,469              17,383                1,970
   Net unrealized appreciation (depreciation) ..         (4,733,029)          (5,310,434)         (3,378,658)          (2,123,447)
   Accumulated net realized gain (loss) ........            (16,815)             (40,747)            (47,074)             (33,144)
                                                  -----------------    -----------------   -----------------    -----------------
          Net assets, at value .................  $      15,012,957    $      12,947,408   $       7,256,532    $       4,607,321
                                                  =================    =================   =================    =================

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 65

Franklin Templeton Fund Allocator Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2008

                                                   FRANKLIN TEMPLETON   FRANKLIN TEMPLETON  FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                     2015 RETIREMENT     2025 RETIREMENT     2035 RETIREMENT      2045 RETIREMENT
                                                       TARGET FUND         TARGET FUND         TARGET FUND         TARGET FUND
                                                   ------------------   ------------------  ------------------   ------------------
CLASS A:
   Net assets, at value ........................   $        9,407,389   $        9,918,413  $        5,349,446   $        3,388,928
                                                   ------------------   ------------------  ------------------   ------------------
   Shares outstanding ..........................            1,155,848            1,327,394             751,677              492,147
                                                   ------------------   ------------------  ------------------   ------------------
   Net asset value per share (a) ...............   $             8.14   $             7.47  $             7.12   $             6.89
                                                   ------------------   ------------------  ------------------   ------------------
   Maximum offering price per share (net asset
   value per share / 94.25%) ...................   $             8.64   $             7.93  $             7.55   $             7.31
                                                   ------------------   ------------------  ------------------   ------------------
CLASS C:
   Net assets, at value ........................   $        4,620,791   $        2,551,428  $        1,521,609   $          957,977
                                                   ------------------   ------------------  ------------------   ------------------
   Shares outstanding ..........................              571,644              343,534             215,564              140,627
                                                   ------------------   ------------------  ------------------   ------------------
   Net asset value and maximum offering price
     per share (a) .............................   $             8.08   $             7.43  $             7.06   $             6.81
                                                   ------------------   ------------------  ------------------   ------------------
CLASS R:
   Net assets, at value ........................   $          820,668   $          155,070  $          172,144   $          155,619
                                                   ------------------   ------------------  ------------------   ------------------
   Shares outstanding ..........................              101,052               20,765              24,149               22,611
                                                   ------------------   ------------------  ------------------   ------------------
   Net asset value and maximum offering price
     per share .................................   $             8.12   $             7.47  $             7.13   $             6.88
                                                   ------------------   ------------------  ------------------   ------------------
ADVISOR CLASS:
   Net assets, at value ........................   $          164,109   $          322,497  $          213,333   $          104,797
                                                   ------------------   ------------------  ------------------   ------------------
   Shares outstanding ..........................               20,125               43,131              29,884               15,201
                                                   ------------------   ------------------  ------------------   ------------------
   Net asset value and maximum offering price
     per share .................................   $             8.15   $             7.48  $             7.14   $             6.89
                                                   ------------------   ------------------  ------------------   ------------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF OPERATIONS
for the year ended December 31, 2008

                                                  FRANKLIN TEMPLETON   FRANKLIN TEMPLETON  FRANKLIN TEMPLETON   FRANKLIN TEMPLETON
                                                    2015 RETIREMENT     2025 RETIREMENT     2035 RETIREMENT      2045 RETIREMENT
                                                      TARGET FUND         TARGET FUND         TARGET FUND          TARGET FUND
                                                  ------------------   ------------------  ------------------   ------------------
Investment income:
   Dividends from Underlying Funds
     (Note 6) .................................   $         407,370    $         257,038   $          97,680    $          48,950
   Interest ...................................                 924                  190                 156                   --
                                                  -----------------    -----------------   -----------------    -----------------
          Total investment income .............             408,294              257,228              97,836               48,950
                                                  -----------------    -----------------   -----------------    -----------------
Expenses:
   Asset allocation fees (Note 3a) ............              33,987               30,605              17,782               10,744
   Distribution fees: (Note 3c)
     Class A ..................................              25,150               30,659              15,897                9,851
     Class C ..................................              50,945               19,271              14,072                7,050
     Class R ..................................               5,177                1,025               1,390                1,057
   Transfer agent fees (Note 3e) ..............              21,545               28,660              27,414               25,357
   Reports to shareholders ....................              17,853               17,446              12,673               13,287
   Registration and filing fees ...............              54,531               48,297              47,374               46,428
   Professional fees ..........................              23,927               23,878              22,760               22,499
   Trustees' fees and expenses ................                  92                   84                  48                   29
   Other ......................................               4,805                4,746               4,645                4,558
                                                  -----------------    -----------------   -----------------    -----------------
          Total expenses ......................             238,012              204,671             164,055              140,860
          Expenses waived/paid by affiliates
             (Note 3f) ........................            (125,449)            (129,477)           (119,268)            (115,654)
                                                  -----------------    -----------------   -----------------    -----------------
               Net expenses ...................             112,563               75,194              44,787               25,206
                                                  -----------------    -----------------   -----------------    -----------------
                  Net investment income .......             295,731              182,034              53,049               23,744
                                                  -----------------    -----------------   -----------------    -----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Sale of investments in Underlying Funds ..            (312,317)            (336,557)           (240,793)            (154,588)
     Realized gain distributions by
        Underlying Funds ......................             354,173              383,259             243,441              167,077
                                                  -----------------    -----------------   -----------------    -----------------
                  Net realized gain (loss) ....              41,856               46,702               2,648               12,489
                                                  -----------------    -----------------   -----------------    -----------------
   Net change in unrealized appreciation
     (depreciation) on investments in
     Underlying Funds .........................          (4,633,652)          (5,148,508)         (3,303,139)          (2,122,749)
                                                  -----------------    -----------------   -----------------    -----------------
Net realized and unrealized gain (loss) .......          (4,591,796)          (5,101,806)         (3,300,491)          (2,110,260)
                                                  -----------------    -----------------   -----------------    -----------------
Net increase (decrease) in net assets
   resulting from operations ..................   $      (4,296,065)   $      (4,919,772)  $      (3,247,442)   $      (2,086,516)
                                                  =================    =================   =================    =================

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 67

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FRANKLIN TEMPLETON 2015          FRANKLIN TEMPLETON 2025
                                                                      RETIREMENT TARGET FUND           RETIREMENT TARGET FUND
                                                                   ---------------------------     ------------------------------
                                                                     YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                                       2008            2007            2008              2007
                                                                   -------------   -----------     ------------       -----------
Increase (decrease) in net assets:
   Operations:
     Net investment income ....................................... $     295,731   $   122,203     $    182,034       $   118,086
     Net realized gain (loss) from Underlying Funds ..............        41,856       303,497           46,702           391,470
     Net change in unrealized appreciation (depreciation) on
        investments in Underlying Funds ..........................    (4,633,652)     (132,654)      (5,148,508)         (195,462)
                                                                   -------------   -----------     ------------       -----------
             Net increase (decrease) in net assets resulting
               from operations ...................................    (4,296,065)      293,046       (4,919,772)          314,094
                                                                   -------------   -----------     ------------       -----------
   Distributions to shareholders from:
     Net investment income and short term gains received from
        Underlying Funds:
          Class A ................................................      (191,755)      (89,066)        (181,018)         (116,293)
          Class C ................................................       (71,295)      (31,491)         (32,675)          (15,006)
          Class R ................................................       (16,886)      (17,779)          (2,414)           (2,899)
          Advisor Class ..........................................        (3,962)         (736)          (6,999)           (7,148)
     Net realized gains:
          Class A ................................................      (143,847)      (42,032)        (293,606)          (81,106)
          Class C ................................................      (107,235)      (12,628)         (51,093)           (9,526)
          Class R ................................................       (18,739)       (7,035)          (6,089)           (1,831)
          Advisor Class ..........................................        (3,513)         (438)         (12,457)           (3,157)
                                                                   -------------   -----------     ------------       -----------
   Total distributions to shareholders ...........................      (557,232)     (201,205)        (586,351)         (236,966)
                                                                   -------------   -----------     ------------       -----------
   Capital share transactions: (Note 2)
          Class A ................................................     7,039,466     3,834,014        7,272,636         5,156,687
          Class C ................................................     3,984,119     2,150,974        2,382,415         1,061,155
          Class R ................................................        72,378     1,040,251           49,941           166,698
          Advisor Class ..........................................       184,187        10,740           86,251           377,760
                                                                   -------------   -----------     ------------       -----------
   Total capital share transactions ..............................    11,280,150     7,035,979        9,791,243         6,762,300
                                                                   -------------   -----------     ------------       -----------
   Redemption fees ...............................................           112            41              253               157
                                                                   -------------   -----------     ------------       -----------
                  Net increase (decrease) in net assets ..........     6,426,965     7,127,861        4,285,373         6,839,585
Net assets:
   Beginning of year .............................................     8,585,992     1,458,131        8,662,035         1,822,450
                                                                   -------------   -----------     ------------       -----------
   End of year ................................................... $  15,012,957   $ 8,585,992     $ 12,947,408       $ 8,662,035
                                                                   =============   ===========     ============       ===========
Undistributed net investment income included in net assets:
   End of year ................................................... $      70,075   $     2,414     $     25,469       $     2,524
                                                                   =============   ===========     ============       ===========

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Fund Allocator Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FRANKLIN TEMPLETON 2035          FRANKLIN TEMPLETON 2045
                                                                      RETIREMENT TARGET FUND           RETIREMENT TARGET FUND
                                                                   ---------------------------     ------------------------------
                                                                     YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                                       2008           2007             2008               2007
                                                                   -------------   -----------     ------------       -----------
Increase (decrease) in net assets:
   Operations:
     Net investment income ......................................  $      53,049   $    54,544     $     23,744       $    33,275
     Net realized gain (loss) from Underlying Funds .............          2,648       269,980           12,489           177,675
     Net change in unrealized appreciation (depreciation) on
        investments in Underlying Funds .........................     (3,303,139)     (116,810)      (2,122,749)          (42,627)
                                                                   -------------   -----------     ------------       -----------
             Net increase (decrease) in net assets resulting
               from operations ..................................     (3,247,442)      207,714       (2,086,516)          168,323
                                                                   -------------   -----------     ------------       -----------
   Distributions to shareholders from:
     Net investment income and short term gains received from
        Underlying Funds:
          Class A ...............................................        (63,814)      (50,435)         (40,147)          (33,285)
          Class C ...............................................         (9,049)      (13,163)          (7,185)           (5,813)
          Class R ...............................................         (1,220)       (4,205)          (1,248)           (2,128)
          Advisor Class .........................................         (3,175)       (1,855)          (1,555)           (2,578)
     Net realized gains:
          Class A ...............................................       (183,268)      (52,659)        (124,622)          (57,461)
          Class C ...............................................        (45,620)      (10,159)         (27,951)           (5,731)
          Class R ...............................................        (10,162)       (3,259)         (10,661)           (2,945)
          Advisor Class .........................................         (8,438)       (2,845)          (6,679)           (1,299)
                                                                   -------------   -----------     ------------       -----------
   Total distributions to shareholders ..........................       (324,746)     (138,580)        (220,048)         (111,240)
                                                                   -------------   -----------     ------------       -----------
   Capital share transactions: (Note 2)
          Class A ...............................................      4,203,952     2,512,921        2,708,547         1,203,127
          Class C ...............................................      1,141,684     1,061,051          841,350           421,465
          Class R ...............................................        (16,717)      286,076           99,956           148,108
          Advisor Class .........................................        203,645        56,592           14,472           154,787
                                                                   -------------   -----------     ------------       -----------
   Total capital share transactions .............................      5,532,564     3,916,640        3,664,325         1,927,487
                                                                   -------------   -----------     ------------       -----------
   Redemption fees ..............................................            105           324               68                 4
                                                                   -------------   -----------     ------------       -----------
             Net increase (decrease) in net assets ..............      1,960,481     3,986,098        1,357,829         1,984,574
Net assets:
   Beginning of year ............................................      5,296,051     1,309,953        3,249,492         1,264,918
                                                                   -------------   -----------     ------------       -----------
   End of year ..................................................  $   7,256,532   $ 5,296,051     $  4,607,321       $ 3,249,492
                                                                   =============   ===========     ============       ===========
Undistributed net investment income included in net assets:
   End of year ..................................................  $      17,383   $     1,418     $      1,970       $     1,101
                                                                   =============   ===========     ============       ===========

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 69

Franklin Templeton Fund Allocator Series

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Fund Allocator Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of ten separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds invest primarily in Franklin Templeton mutual funds (Underlying Funds). The Funds offer four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

70 | Annual Report

Franklin Templeton Fund Allocator Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

The Funds indirectly bear their proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Funds will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

                                                              Annual Report | 71

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                         FRANKLIN TEMPLETON           FRANKLIN TEMPLETON
                                                           2015 RETIREMENT             2025 RETIREMENT
                                                            TARGET FUND                  TARGET FUND
                                                      ------------------------    ------------------------
                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                      --------    ------------    --------    ------------
CLASS A SHARES:
Year ended December 31, 2008
   Shares sold ....................................    875,282    $  8,706,575     961,941    $  9,374,538
   Shares issued in reinvestment of
     distributions ................................     32,398         299,153      49,889         441,620
   Shares redeemed ................................   (216,068)     (1,966,262)   (291,651)     (2,543,522)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................    691,612    $  7,039,466     720,179    $  7,272,636
                                                      ========    ============    ========    ============
Year ended December 31, 2007
   Shares sold ....................................    349,875    $  3,984,778     488,498    $  5,580,914
   Shares issued in reinvestment of
      distributions ...............................      8,114          92,217      13,553         155,750
   Shares redeemed ................................    (21,395)       (242,981)    (52,414)       (579,977)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................    336,594    $  3,834,014     449,637    $  5,156,687
                                                      ========    ============    ========    ============
CLASS C SHARES:
Year ended December 31, 2008
   Shares sold ....................................    710,317    $  7,167,011     273,080    $  2,613,167
   Shares issued in reinvestment of
     distributions ................................     16,315         154,225       8,634          76,524
   Shares redeemed ................................   (351,199)     (3,337,117)    (35,040)       (307,276)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................    375,433    $  3,984,119     246,674    $  2,382,415
                                                      ========    ============    ========    ============
Year ended December 31, 2007
   Shares sold ....................................    213,584    $  2,410,848      95,440    $  1,102,577
   Shares issued in reinvestment of
     distributions ................................      3,651          41,268       2,077          23,770
   Shares redeemed ................................    (26,962)       (301,142)     (5,644)        (65,192)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................    190,273    $  2,150,974      91,873    $  1,061,155
                                                      ========    ============    ========    ============
CLASS R SHARES:
Year ended December 31, 2008
   Shares sold ....................................     27,245    $    283,010      13,572    $    137,944
   Shares issued in reinvestment of
     distributions ................................      3,756          35,625         897           8,225
   Shares redeemed ................................    (24,499)       (246,257)    (10,175)        (96,228)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................      6,502    $     72,378       4,294    $     49,941
                                                      ========    ============    ========    ============
Year ended December 31, 2007
   Shares sold ....................................     95,945    $  1,067,714      14,340    $    162,416
   Shares issued in reinvestment of
     distributions ................................      2,189          24,812         376           4,314
   Shares redeemed ................................     (4,584)        (52,275)         (3)            (32)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................     93,550    $  1,040,251      14,713    $    166,698
                                                      ========    ============    ========    ============

72 | Annual Report

Franklin Templeton Fund Allocator Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN TEMPLETON           FRANKLIN TEMPLETON
                                                           2015 RETIREMENT             2025 RETIREMENT
                                                            TARGET FUND                  TARGET FUND
                                                      ------------------------    ------------------------
                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                      --------    ------------    --------    ------------
ADVISOR CLASS SHARES:
Year ended December 31, 2008
   Shares sold ....................................     18,911    $    201,893      10,079    $    110,551
   Shares issued in reinvestment of
     distributions ................................        750           7,092       2,132          19,170
   Shares redeemed ................................     (2,394)        (24,798)     (5,464)        (43,470)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................     17,267    $    184,187       6,747    $     86,251
                                                      ========    ============    ========    ============
Year ended December 31, 2007
   Shares sold ....................................        949    $     10,200      40,489    $    477,407
   Shares issued in reinvestment of
     distributions ................................         66             755         857           9,849
   Shares redeemed ................................        (19)           (215)     (9,694)       (109,496)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................        996    $     10,740      31,652    $    377,760
                                                      ========    ============    ========    ============

                                                         FRANKLIN TEMPLETON           FRANKLIN TEMPLETON
                                                          2035 RETIREMENT              2045 RETIREMENT
                                                            TARGET FUND                  TARGET FUND
                                                      ------------------------    ------------------------
                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                      --------    ------------    --------    ------------
CLASS A SHARES:
Year ended December 31, 2008
   Shares sold ....................................    539,247    $  5,181,122     312,283    $  3,000,890
   Shares issued in reinvestment of
     distributions ................................     22,905         206,765      13,716         120,164
   Shares redeemed ................................   (134,219)     (1,183,935)    (44,626)       (412,507)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................    427,933    $  4,203,952     281,373    $  2,708,547
                                                      ========    ============    ========    ============
Year ended December 31, 2007
   Shares sold ....................................    225,018    $  2,619,493     106,830    $  1,245,860
   Shares issued in reinvestment of
     distributions ................................      5,002          58,354       3,171          36,890
   Shares redeemed ................................    (13,914)       (164,926)     (6,631)        (79,623)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................    216,106    $  2,512,921     103,370    $  1,203,127
                                                      ========    ============    ========    ============
CLASS C SHARES:
Year ended December 31, 2008
   Shares sold ....................................    143,566    $  1,353,699     103,668    $    882,722
   Shares issued in reinvestment of
     distributions ................................      5,241          48,916       3,042          27,321
   Shares redeemed ................................    (28,939)       (260,931)     (8,500)        (68,693)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................    119,868    $  1,141,684      98,210    $    841,350
                                                      ========    ============    ========    ============
Year ended December 31, 2007
   Shares sold ....................................     89,429    $  1,049,217      37,380    $    434,652
   Shares issued in reinvestment of
     distributions ................................      1,859          21,536         848           9,798
   Shares redeemed ................................       (822)         (9,702)     (1,957)        (22,985)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................     90,466    $  1,061,051      36,271    $    421,465
                                                      ========    ============    ========    ============

                                                              Annual Report | 73

Franklin Templeton Fund Allocator Series

 2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        FRANKLIN TEMPLETON           FRANKLIN TEMPLETON
                                                         2035 RETIREMENT               2045 RETIREMEN
                                                            TARGET FUND                  TARGET FUND
                                                      ------------------------    ------------------------
                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                      --------    ------------    --------    ------------
CLASS R SHARES:
Year ended December 31, 2008
   Shares sold ....................................     15,557    $    156,698      19,145    $    196,091
   Shares issued in reinvestment of
     distributions ................................      1,147          11,056       1,208          11,418
   Shares redeemed ................................    (19,649)       (184,471)    (11,585)       (107,553)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................     (2,945)   $    (16,717)      8,768    $     99,956
                                                      ========    ============    ========    ============
Year ended December 31, 2007
   Shares sold ....................................     24,371    $    279,217      12,508    $    145,703
   Shares issued in reinvestment of
     distributions ................................        602           7,005         389           4,524
   Shares redeemed ................................        (12)           (146)       (175)         (2,119)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................     24,961    $    286,076      12,722    $    148,108
                                                      ========    ============    ========    ============
ADVISOR CLASS SHARES:
Year ended December 31, 2008
   Shares sold ....................................     20,527    $    212,613       7,432    $     73,689
   Shares issued in reinvestment of
     distributions ................................      1,254          11,287         863           7,870
   Shares redeemed ................................     (2,139)        (20,255)     (7,256)        (67,087)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................     19,642    $    203,645       1,039    $     14,472
                                                      ========    ============    ========    ============
Year ended December 31, 2007
   Shares sold ....................................      5,961    $     68,751      12,616    $    154,574
   Shares issued in reinvestment of
     distributions ................................        360           4,217         284           3,300
   Shares redeemed ................................     (1,463)        (16,376)       (261)         (3,087)
                                                      --------    ------------    --------    ------------
   Net increase (decrease) ........................      4,858    $     56,592      12,639    $    154,787
                                                      ========    ============    ========    ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors/trustees of certain of the Underlying Funds and of the following subsidiaries:

SUBSIDIARY                                                        AFFILIATION
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

74 | Annual Report

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. ASSET ALLOCATION FEES

The Funds pay an asset allocation fee to Advisers of 0.25% per year of the average daily net assets of each of the Funds for investment advisory services, consisting principally of determining the allocation of assets of the Funds among the designated Underlying Funds.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...........................................   0.35%
Class C ...........................................   1.00%
Class R ...........................................   0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                        FRANKLIN       FRANKLIN        FRANKLIN      FRANKLIN
                                                        TEMPLETON      TEMPLETON      TEMPLETON      TEMPLETON
                                                          2015           2025            2035          2045
                                                       RETIREMENT     RETIREMENT      RETIREMENT    RETIREMENT
                                                       TARGET FUND    TARGET FUND    TARGET FUND    TARGET FUND
                                                       -----------    -----------    -----------    -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ....................    $    16,469    $    22,214    $    13,248    $    10,315
Contingent deferred sales charges retained ........    $     3,509    $       928    $       476    $       181

                                                              Annual Report | 75

Franklin Templeton Fund Allocator Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended December 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                         FRANKLIN      FRANKLIN        FRANKLIN       FRANKLIN
                                                        TEMPLETON      TEMPLETON      TEMPLETON      TEMPLETON
                                                           2015          2025            2035           2045
                                                        RETIREMENT    RETIREMENT      RETIREMENT     RETIREMENT
                                                       TARGET FUND    TARGET FUND    TARGET FUND    TARGET FUND
                                                       -----------    -----------    -----------    -----------
Transfer agent fees                                    $    13,197    $    18,344    $    18,391    $    18,292

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and Investor Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After April 30, 2009, Advisers and Investor Services may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At December 31, 2008, Advisers owned a percentage of the Funds' outstanding shares as follows:

FRANKLIN TEMPLETON    FRANKLIN TEMPLETON
 2035 RETIREMENT       2045 RETIREMENT
   TARGET FUND           TARGET FUND
------------------    ------------------
      9.50%                 14.46%

4. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

                                                          FRANKLIN TEMPLETON             FRANKLIN TEMPLETON
                                                            2015 RETIREMENT                2025 RETIREMENT
                                                              TARGET FUND                    TARGET FUND
                                                       --------------------------    --------------------------
                                                           2008         2007             2008           2007
                                                       -----------    -----------    -----------    -----------
Distributions paid from:
   Ordinary income ................................    $   283,898    $   139,072    $   222,191    $   141,458
   Long term capital gain .........................        273,334         62,133        364,160         95,508
                                                       -----------    -----------    -----------    -----------
                                                       $   557,232    $   201,205    $   586,351    $   236,966
                                                       ===========    ===========    ===========    ===========

76 | Annual Report

Franklin Templeton Fund Allocator Series

4. INCOME TAXES (CONTINUED)

                                                           FRANKLIN TEMPLETON            FRANKLIN TEMPLETON
                                                             2035 RETIREMENT               2045 RETIREMENT
                                                               TARGET FUND                   TARGET FUND
                                                       --------------------------    --------------------------
                                                           2008            2007          2008          2007
                                                       -----------    -----------    -----------    -----------
Distributions paid from:
   Ordinary income ................................    $    77,258    $    69,862    $    50,135    $    43,962
   Long term capital gain .........................        247,488         68,718        169,913         67,278
                                                       -----------    -----------    -----------    -----------
                                                       $   324,746    $   138,580    $   220,048    $   111,240
                                                       ===========    ===========    ===========    ===========

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                         FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                        TEMPLETON      TEMPLETON      TEMPLETON      TEMPLETON
                                                           2015           2025           2035           2045
                                                        RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT
                                                       TARGET FUND    TARGET FUND    TARGET FUND    TARGET FUND
                                                       -----------    -----------    -----------    -----------
Cost of investments ...............................    $19,794,359    $18,395,256    $10,739,528    $ 6,812,343
                                                       ===========    ===========    ===========    ===========

Unrealized appreciation ...........................    $    36,218    $    20,223    $     4,391    $        --
Unrealized depreciation ...........................     (4,895,066)    (5,600,809)   $(3,565,848)    (2,283,601)
                                                       -----------    -----------    -----------    -----------
Net unrealized appreciation
   (depreciation) .................................    $(4,858,848)   $(5,580,586)   $(3,561,457)   $(2,283,601)
                                                       ===========    ===========    ===========    ===========

Undistributed ordinary income .....................    $    70,075    $    25,469    $    17,383    $     1,970
Undistributed long term capital gains .............        109,006        229,405        135,725        127,008
                                                       -----------    -----------    -----------    -----------
Distributable earnings                                 $   179,081    $   254,874    $   153,108    $   128,978
                                                       ===========    ===========    ===========    ===========

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of short term capital gains distributions from Underlying Funds.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and short term capital gains distributions from Underlying Funds.

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2008, were as follows:

                                                         FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                        TEMPLETON      TEMPLETON      TEMPLETON       TEMPLETON
                                                           2015           2025            2035           2045
                                                        RETIREMENT     RETIREMENT     RETIREMENT     RETIREMENT
                                                       TARGET FUND    TARGET FUND    TARGET FUND    TARGET FUND
                                                       -----------    -----------    -----------    -----------
Purchases .........................................    $12,231,612    $10,245,524    $ 5,998,667    $ 3,972,831
Sales .............................................    $ 1,175,989    $   740,411    $   533,688    $   345,855

                                                              Annual Report | 77

Franklin Templeton Fund Allocator Series

6. INVESTMENTS IN UNDERLYING FUNDS

The Funds invest primarily in the Underlying Funds which are managed by Advisers (or an affiliate of Advisers). The Funds do not invest in the Underlying Funds for the purpose of exercising management or control. At December 31, 2008, the Funds held no positions which exceed 5% of the Underlying Funds.

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, asset allocation fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

 7. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

      -     Level 1 - quoted prices in active markets for identical securities

      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

      - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2008, all of the Funds' investments in securities carried at fair value were in Level 1 inputs.

78 | Annual Report

Franklin Templeton Fund Allocator Series

8. SUBSEQUENT EVENT

On January 23, 2009, the Funds entered into, along with certain other funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), a $725 million senior unsecured syndicated global line of credit ("Global Credit Facility") to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

                                                              Annual Report | 79

Franklin Templeton Fund Allocator Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton 2015 Retirement Target Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund and Franklin Templeton 2045 Retirement Target Fund (separate portfolios of Franklin Templeton Fund Allocator Series, hereafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in the Underlying Funds at December 31, 2008 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 20, 2009

80 | Annual Report

Franklin Templeton Fund Allocator Series

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended December 31, 2008:

FRANKLIN TEMPLETON    FRANKLIN TEMPLETON    FRANKLIN TEMPLETON    FRANKLIN TEMPLETON
  2015 RETIREMENT       2025 RETIREMENT       2035 RETIREMENT       2045 RETIREMENT
    TARGET FUND          TARGET FUND            TARGET FUND           TARGET FUND
------------------    ------------------    ------------------    ------------------
    $   273,333          $   364,160            $   247,488           $   169,914

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FRANKLIN TEMPLETON    FRANKLIN TEMPLETON    FRANKLIN TEMPLETON    FRANKLIN TEMPLETON
  2015 RETIREMENT       2025 RETIREMENT       2035 RETIREMENT       2045 RETIREMENT
    TARGET FUND          TARGET FUND            TARGET FUND           TARGET FUND
------------------    ------------------    ------------------    ------------------
      16.06%               22.93%                 42.63%                 43.58%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2008.

FRANKLIN TEMPLETON    FRANKLIN TEMPLETON    FRANKLIN TEMPLETON    FRANKLIN TEMPLETON
  2015 RETIREMENT       2025 RETIREMENT       2035 RETIREMENT       2045 RETIREMENT
    TARGET FUND          TARGET FUND            TARGET FUND           TARGET FUND
------------------    ------------------    ------------------    ------------------
    $    90,611          $    99,303            $    63,790           $    43,229

Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                              Annual Report | 81

Franklin Templeton Fund Allocator Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION    TIME SERVED         BY BOARD MEMBER*                  OTHER DIRECTORSHIPS HELD
----------------------------   --------   -------------   --------------------------   ---------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 1995      138                          Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)       Trustee    Since 2005      115                          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems(CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                Trustee    Since 2007      115                          Chevron Corporation (global energy company)
One Franklin Parkway                                                                   and ICO Global Communications (Holdings)
San Mateo, CA 94403-1906                                                               Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)        Trustee    Since 1998      138                          Hess Corporation (exploration and refining
One Franklin Parkway                                                                   of oil and gas), H.J. Heinz Company
San Mateo, CA 94403-1906                                                               (processed foods and allied products),
                                                                                       RTI International Metals, Inc. (manufacture
                                                                                       and distribution of titanium), Canadian
                                                                                       National Railway (railroad) and White
                                                                                       Mountains Insurance Group, Ltd.
                                                                                       (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

82 | Annual Report

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION     TIME SERVED        BY BOARD MEMBER*                 OTHER DIRECTORSHIPS HELD
----------------------------   -----------  --------------  ------------------------   ---------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee      Since 1995      115                        Center for Creative Land Recycling
One Franklin Parkway                                                                   (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)          Trustee      Since 2007      138                        Hess Corporation (exploration and refining
One Franklin Parkway                                                                   of oil and gas) and Sentient Jet
San Mateo, CA 94403-1906                                                               (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)       Trustee      Since 2007      145                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)          Lead         Trustee since   115                        None
One Franklin Parkway           Independent  2006 and Lead
San Mateo, CA 94403-1906       Trustee      Independent
                                            Trustee since
                                            2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President
- Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company
(consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION     TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
----------------------------   -----------  --------------  ------------------------   ---------------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and  Since 1995      138                        None
One Franklin Parkway           Chairman of
San Mateo, CA 94403-1906       the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.

                                                              Annual Report | 83

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
----------------------------   ----------------   ------------------   ------------------------   ----------------------------------
**GREGORY E. JOHNSON (1961)    Trustee            Since 2007           92                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)        Chief              Since December       Not Applicable             Not Applicable
One Franklin Parkway           Executive          2008
San Mateo, CA 94403-1906       Officer  -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited;
officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)          Chief              Chief Compliance     Not Applicable             Not Applicable
One Franklin Parkway           Compliance         Officer since 2004
San Mateo, CA 94403-1906       Officer and        and Vice
                               Vice President     President - AML
                               - AML              Compliance since
                               Compliance         2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)      Treasurer,         Treasurer since      Not Applicable             Not Applicable
One Franklin Parkway           Chief              2004, Chief
San Mateo, CA 94403-1906       Financial Officer  Financial Officer
                               and Chief          and Chief
                               Accounting         Accounting Officer
                               Officer            since February
                                                  2008


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)        Vice President     Since February       Not Applicable             Not Applicable
500 East Broward Blvd.                            2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

84 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------   ----------------   ------------------   ------------------------   ----------------------------------
DAVID P. GOSS (1947)           Vice President     Since 2000           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)  President and      Since 2002           Not Applicable             Not Applicable
One Franklin Parkway           Chief
San Mateo, CA 94403-1906       Executive
                               Officer  -
                               Investment
                               Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)       Vice President     Since 2006           Not Applicable             Not Applicable
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)           Vice President     Since 2005           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.

                                                              Annual Report | 85

Franklin Templeton Fund Allocator Series

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON RETIREMENT TARGET FUNDS

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

86 | Annual Report

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


(FRANKLIN TEMPLETON INVESTMENT LOGO)
                                              One Franklin Parkway
                                              San Mateo, CA 94403-1906

-  WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
   Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.







     ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


     ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


     ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $245,040 for the fiscal year ended December 31, 2008 and $207,774 for the fiscal year ended December 31, 2007.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $13,083 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $270,994 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


     ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


     ITEM 6. SCHEDULE OF INVESTMENTS. N/A


     ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

     ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END  MANAGEMENT  INVESTMENT COMPANIES.
N/A


     ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


     ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


     ITEM 11. CONTROLS AND PROCEDURES.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

     ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and
Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

By /S/Jennifer J. Bolt
   -------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  February 25, 2009


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  February 25, 2009